FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-226082-13

February 15, 2022

BENCHMARK 2022-B33 Mortgage Trust

Free Writing Prospectus Structural and Collateral Term Sheet
$1,085,764,056 (Approximate Mortgage Pool Balance)

$876,824,000
(Approximate Offered Certificates)

GS Mortgage Securities Corporation II Depositor

Commercial Mortgage Pass-Through Certificates Series 2022-B33

Goldman Sachs Mortgage Company Citi Real Estate Funding Inc. JPMorgan Chase Bank, National Association German American Capital Corporation
As Sponsors and Mortgage Loan Sellers

Goldman Sachs & Co. LLC	J.P. Morgan	Deutsche Bank Securities	Citigroup

Co-Lead Managers and Joint Bookrunners

Academy Securities		Drexel Hamilton
Co-Managers

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus included as part of our Registration Statement (SEC File No. 333-226082) (the “Preliminary Prospectus”) anticipated to be dated February 16, 2022. The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—General Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY

CERTIFICATE SUMMARY OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$2,830,000		30.000%	[ ]%	(5)	2.46	04/22 – 11/26
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	$210,203,000		30.000%	[ ]%	(5)	4.82	11/26 – 02/27
Class A-3-1	Aaa(sf) / AAAsf / AAA(sf)	$48,924,000		30.000%	[ ]%	(5)	6.85	01/29 – 02/29
Class A-4	Aaa(sf) / AAAsf / AAA(sf)	(6)		30.000%	[ ]%	(5)	(6)	(6)
Class A-5	Aaa(sf) / AAAsf / AAA(sf)	(6)		30.000%	[ ]%	(5)	(6)	(6)
Class A-SB	Aaa(sf) / AAAsf / AAA(sf)	$8,707,000		30.000%	[ ]%	(5)	7.49	02/27 – 01/32
Class X-A	Aa1(sf) / AAAsf / AAA(sf)	$836,784,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-B	NR / A-sf / AAA(sf)	$88,965,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class A-S	Aa2(sf) / AAAsf / AAA(sf)	$114,751,000		18.875%	[ ]%	(5)	9.92	02/32 – 02/32
Class B	NR / AA-sf / AA-(sf)	$50,285,000		14.000%	[ ]%	(5)	9.92	02/32 – 02/32
Class C	NR / A-sf / A-(sf)	$38,680,000		10.250%	[ ]%	(5)	9.92	02/32 – 02/32

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class A-3-2	Aaa(sf) / AAAsf / AAA(sf)	$48,925,000		30.000%	[ ]%	(5)	6.85	01/29 – 02/29
Class X-D	NR / BBB-sf / BBB-(sf)	$43,838,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-F	NR / BB-sf / BB-(sf)	$19,340,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-G	NR / B-sf / B-(sf)	$10,315,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-H	NR / NR / NR	$32,233,853	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class D	NR / BBBsf / BBB(sf)	$25,787,000		7.750%	[ ]%	(5)	9.92	02/32 – 02/32
Class E	NR / BBB-sf / BBB-(sf)	$18,051,000		6.000%	[ ]%	(5)	9.92	02/32 – 02/32
Class F	NR / BB-sf / BB-(sf)	$19,340,000		4.125%	[ ]%	(5)	9.98	02/32 – 03/32
Class G	NR / B-sf / B-(sf)	$10,315,000		3.125%	[ ]%	(5)	10.00	03/32 – 03/32
Class H	NR / NR / NR	$32,233,853		0.000%	[ ]%	(5)	10.00	03/32 – 03/32
Class S(9)	N/A	N/A		N/A	N/A	N/A	N/A	N/A
Class R(10)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings of the certificates shown are those of Moody’s Investor Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, LLC (“KBRA” and, together with Moody’s and Fitch, the “Rating Agencies”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. The Rating Agencies have informed us that the “sf” designation in their ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related Rating Agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the related Rating Agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%. The notional amount of each class of the Class X-A, Class X-B, Class X-D, Class X-F, Class X-G and Class X-H certificates (collectively the “Class X certificates”) is subject to change depending upon the final pricing of the Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class H certificates (collectively, the “principal balance certificates” and, together with the Class X and Class S certificates, the “non-VRR certificates”) as follows: (1) if as a result of such pricing the pass-through rate of any class of principal balance certificates whose certificate balance comprises such notional amount is equal to the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), the certificate balance of such class of principal balance certificates may not be part of, and reduce accordingly, such notional amount of the related Class X certificates (or, if as a result of such pricing the pass-through rate of the related Class X certificates is equal to zero, such Class X certificates may not be issued on the closing date), and/or (2) if as a result of such pricing the pass-through rate of any class of principal balance certificates that does not comprise such notional amount of the related Class X certificates is less than the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), such class of principal balance certificates may become a part of, and increase accordingly, such notional amount of the related Class X certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

(3)	The initial credit support percentages set forth for the certificates are approximate and, for the Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-4, Class A-5 and Class A-SB certificates, are represented in the aggregate. The approximate initial credit support percentages shown in the table above do not take into account the VRR interest. However, losses incurred on the mortgage loans will be allocated between the VRR interest and the principal balance certificates, pro rata in accordance with their respective outstanding balances. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus.

(4)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to each class of certificates having a certificate balance are based on the assumptions set forth under “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates or anticipated repayment dates of the mortgage loans or whole loans.

(5)	For each distribution date, the pass-through rates of each class of principal balance certificates will generally be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs (the “WAC Rate”), (iii) the lesser of a specified pass-through rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage.

(6)	The exact initial certificate balances of the Class A-4 and Class A-5 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balances, weighted average lives and principal windows of the Class A-4 and Class A-5 certificates are expected to be within the applicable ranges reflected in the following chart. The initial aggregate certificate balance of the Class A-4 and Class A-5 certificates is expected to be approximately $402,444,000, subject to a variance of plus or minus 5%.

Class of Certificates	Expected Range of Initial Certificate Balance	Expected Range of Wtd. Avg. Life (Yrs)	Expected Range of Principal Window
Class A-4	$0 – $102,000,000	NAP - 9.82	NAP / 12/31 – 01/32
Class A-5	$300,444,000 – $402,444,000	9.85	12/31 – 02/32 / 01/32 – 02/32

(7)	The Class X certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of the Class X certificates at its respective pass-through rate based upon its respective notional amount. The notional amount of each class of the Class X certificates will be equal to the aggregate certificate balances of the related class(es) of certificates (the “related Class X class”) indicated below.

Class	Related Class X Class(es)
Class X-A	Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-4, Class A-5, Class A-SB and Class A-S certificates
Class X-B	Class B and Class C certificates
Class X-D	Class D and Class E certificates
Class X-F	Class F certificates
Class X-G	Class G certificates
Class X-H	Class H certificates

(8)	The pass-through rate of each class of the Class X certificates for any distribution date will equal the excess, if any, of (i) the WAC Rate, over (ii) the pass-through rate (or the weighted average of the pass-through rates, if applicable) of the related Class X class(es) for that distribution date, as described in the Preliminary Prospectus.

(9)	The Class S certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. Excess interest accruing after the related anticipated repayment date on any mortgage loan with an anticipated repayment date will, to the extent collected, be allocated to the Class S certificates and the VRR interest, as described under “Description of the Certificates—Distributions—Excess Interest” in the Preliminary Prospectus. The Class S certificates will not be entitled to distributions in respect of principal or interest other than excess interest. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—ARD Loans” in the Preliminary Prospectus.

(10)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate real estate mortgage investment conduits (each, a “REMIC”), as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

VRR INTEREST SUMMARY

Non-Offered Eligible Vertical Interest(1)	Approximate Initial VRR Interest Balance	Approximate Initial VRR Interest Rate	VRR Interest Rate Description	Wtd. Avg. Life (Yrs)(2)	Principal Window(2)
RR Interest	$32,401,022	[__]%	(3)	8.52	04/22 – 03/32
Class RR Certificates	$21,887,181	[__]%	(3)	8.52	04/22 – 03/32

(1)	Each of the Class RR certificates and the RR interest will constitute an “eligible vertical interest” (as such term is defined in the Credit Risk Retention Rules) and is expected to be acquired and retained by the applicable sponsors (or their “majority-owned affiliates”, as such term is defined in the Credit Risk Retention Rules) as described under “Credit Risk Retention” in the Preliminary Prospectus. The Class RR certificates and the RR interest collectively comprise the “VRR interest”. The VRR interest represents the right to receive a specified percentage of all amounts collected on the mortgage loans (net of all expenses of the issuing entity) that are available for distribution to the certificates and the RR interest on each Distribution Date, as further described under “Credit Risk Retention” in the Preliminary Prospectus.

(2)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to the VRR interest are based on the assumptions described in “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates or anticipated repayment dates of the mortgage loans or whole loans.

(3)	Although it does not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the RR interest and the Class RR certificates will be a per annum rate equal to the weighted average of the net mortgage interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs.

The Class A-3-2, Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class RR, Class S and Class R certificates and the RR interest are not offered by this Term Sheet. Any information in this Term Sheet concerning such non-offered certificates or the RR Interest is presented solely to enhance your understanding of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$1,085,764,056
Number of Mortgage Loans	44
Number of Mortgaged Properties	116
Average Cut-off Date Mortgage Loan Balance	$24,676,456
Weighted Average Mortgage Interest Rate	3.63459%
Weighted Average Remaining Term to Maturity Date/ARD (months)(3)	103
Weighted Average Remaining Amortization Term (months)(3)	360
Weighted Average Cut-off Date LTV Ratio(4)	53.2%
Weighted Average Maturity Date/ARD LTV Ratio(3)(5)	52.5%
Weighted Average Underwritten Debt Service Coverage Ratio	2.96x
Weighted Average Debt Yield on Underwritten NOI	11.7%
% of Mortgage Loans with Mezzanine Debt	4.2%
% of Mortgage Loans with Subordinate Debt(6)	9.5%
% of Mortgage Loans with Preferred Equity	0.0%
% of Mortgage Loans with Single Tenants(7)	5.3%

(1)	With respect to thirteen mortgage loans, representing approximately 59.7% of the initial pool balance, with one or more related pari passu companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF, unit or room calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. With respect to two mortgage loans, representing approximately 9.5% of the initial pool balance, with one or more related subordinate companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF, pads or unit calculations presented in this Term Sheet are calculated without regard to the related subordinate companion loan(s). Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	With respect to two mortgage loans, representing approximately 11.1% of the initial pool balance, each mortgage loan has an anticipated repayment date and, unless otherwise indicated, is presented as if it matured on its anticipated repayment date.

(4)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value (which in certain cases may reflect a portfolio premium valuation). With respect to five mortgage loans (7.2% of the initial pool balance) the respective Cut-off Date LTV Ratio was calculated based upon a valuation other than an “as-is” value of each related mortgaged property. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any adjustments is 53.3%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Cut-off Date LTV Ratio.

(5)	Unless otherwise indicated, the Maturity Date/ARD LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to five mortgage loans (7.2% of the initial pool balance) the respective Maturity Date/ARD LTV Ratios were calculated using a valuation other than an “as-is” value of each related mortgaged property assuming certain reserves were pre-funded. The weighted average Maturity Date/ARD LTV Ratio for the mortgage pool without making such adjustments is 52.6%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date/ARD LTV Ratio.

(6)	Each of the 601 Lexington Avenue and The Summit mortgage loans have one or more subordinate companion loans that are generally subordinate in right of payment to the respective related mortgage loans (the “601 Lexington Avenue Subordinate Companion Loans” and “The Summit Subordinate Companion Loans”). The 601 Lexington Avenue Subordinate Companion Loans have an aggregate outstanding principal balance of $276,700,000 as of the Cut-off Date, and are currently held in the BXP 2021-601L securitization transaction. The Summit Subordinate Companion Loans have an aggregate outstanding principal balance of $198,000,000 as of the Cut-off Date, and are currently held in the SUMIT 2022-BVUE securitization transaction. See “Description of the Mortgage Pool—The Whole Loans” and “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus.

(7)	Excludes mortgage loans that are secured by multiple properties with multiple tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

Co-Lead Managers and Joint Bookrunners:	Goldman Sachs & Co. LLC Citigroup Global Markets Inc. J.P. Morgan Securities LLC Deutsche Bank Securities Inc.
Co-Managers:	Academy Securities, Inc. Drexel Hamilton, LLC
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$1,085,764,056
Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Special Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Certificate Administrator:	Computershare Trust Company, National Association
Trustee:	Wilmington Trust, National Association
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
U.S. Credit Risk Retention:

For a discussion of the manner by which Goldman Sachs Mortgage Company, as retaining sponsor, intends to satisfy the credit risk requirements of the Credit Risk Retention Rules, see “Credit Risk Retention” in the Preliminary Prospectus.

Pricing:	Week of February 21, 2022
Closing Date:	March 15, 2022
Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in March 2022 (or, in the case of any mortgage loan that has its first due date after March 2022, the date that would have been its due date in March 2022 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month).

Determination Date:	The 11th day of each month or next business day, commencing in April 2022
Distribution Date:	The 4th business day after the Determination Date, commencing in April 2022
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	March 2055 for the offered certificates
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to the Class X-A and Class X-B certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

■	$1,031,475,853 (Approximate) New-Issue Multi-Borrower CMBS, which excludes the Non-Offered Eligible Vertical Interest:

—	Overview: The mortgage pool consists of 44 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,085,764,056 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $24,676,456 and are secured by 116 mortgaged properties located throughout 28 states

—	LTV: 53.2% weighted average Cut-off Date LTV Ratio

—	DSCR: 2.96x weighted average Underwritten NCF Debt Service Coverage Ratio

—	Debt Yield: 11.7% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3-1 / A-3-2 / A-4 / A-5 / A-SB

■	Loan Structural Features:

—	Amortization: 9.0% of the mortgage loans by Initial Pool Balance have scheduled amortization as follows:

–	3.5% of the mortgage loans by Initial Pool Balance have scheduled amortization for the entire term with a balloon payment due at maturity

–	5.5% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 65.2% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—	Cash Traps: 95.4% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 37 mortgage loans representing 68.0% of the Initial Pool Balance

–	Insurance: 19 mortgage loans representing 26.0% of the Initial Pool Balance

–	Replacement Reserves: 29 mortgage loans representing 52.0% of the Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 20 mortgage loans representing 43.8% of the portion of the Initial Pool Balance that is secured by retail, office, mixed use and industrial properties only

—	Predominantly Defeasance: 85.6% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Office: 38.9% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Retail: 21.0% of the mortgaged properties by allocated Initial Pool Balance are retail properties (8.0% are anchored retail properties)

—	Industrial: 11.6% of the mortgaged properties by allocated Initial Pool Balance are industrial properties

—	Hospitality: 9.9% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Multifamily: 7.1% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Mixed Use: 6.1% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

■	Geographic Diversity: The 116 mortgaged properties are located throughout 28 states with two states having greater than 10.0% of the allocated Initial Pool Balance: California (23.2%) and New York (17.3%)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Mortgage Loans by Mortgage Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citi Real Estate Funding Inc.	19	71	$387,590,550	35.7%
Goldman Sachs Mortgage Company	7	7	282,768,931	26.0
JPMorgan Chase Bank, National Association	8	21	206,604,575	19.0
German American Capital Corporation	9	16	128,800,000	11.9
German American Capital Corporation and Citi Real Estate Funding Inc.	1	1	80,000,000	7.4
Total	44	116	$1,085,764,056	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF/Rooms	Loan Purpose	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
One Wilshire	$80,000,000	7.4%	Office	661,553	Refinance	3.37x	9.6%	42.6%
601 Lexington Avenue	80,000,000	7.4	Office	1,675,659	Refinance	4.50x	13.2%	42.5%
Bedrock Portfolio	80,000,000	7.4	Various	2,694,627	Refinance	3.30x	13.6%	59.4%
Ritz-Carlton Rancho Mirage	58,900,000	5.4	Hospitality	244	Refinance	3.24x	21.2%	36.8%
Silver Sands Premium Outlets	56,000,000	5.2	Retail	435,156	Refinance	3.27x	13.8%	50.7%
ExchangeRight Net Leased Portfolio #53	56,000,000	5.2	Various	1,603,784	Recapitalization	2.68x	9.6%	54.2%
Twin Spans Business Park and Delaware River Industrial Park	50,000,000	4.6	Industrial	2,180,017	Refinance	2.23x	8.7%	61.5%
200 West Jackson	46,000,000	4.2	Office	481,801	Acquisition	2.60x	10.2%	55.5%
Woodmore Towne Centre	42,200,000	3.9	Retail	712,091	Acquisition	2.96x	10.4%	59.5%
Novo Nordisk HQ	41,000,000	3.8	Office	731,104	Refinance	3.16x	9.2%	63.8%
Top 10 Total / Wtd. Avg.	$590,100,000	54.3%				3.23x	12.2%	51.4%
Remaining Total / Wtd. Avg.	495,664,056	45.7				2.65x	11.1%	55.2%
Total / Wtd. Avg.	$1,085,764,056	100.0%				2.96x	11.7%	53.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Whole Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans(1)	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance(1)	Whole Loan Cut-off Date Balance	Controlling Pooling & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
One Wilshire	$80,000,000	7.4%	4	$309,250,000	NAP	$389,250,000	Benchmark 2022-B32	Midland	KeyBank
601 Lexington Avenue	$80,000,000	7.4%	19	$643,300,000	$276,700,000	$1,000,000,000	BXP 2021-601L	Wells Fargo	Situs
Bedrock Portfolio	$80,000,000	7.4%	8	$350,000,000	NAP	$430,000,000	Benchmark 2022-B32	Midland	KeyBank
Silver Sands Premium Outlets(2)	$56,000,000	5.2%	2	$84,000,000	NAP	$140,000,000	Benchmark 2022-B33	Midland	Midland
ExchangeRight Net Leased Portfolio #53	$56,000,000	5.2%	1	$30,000,000	NAP	$86,000,000	Benchmark 2022-B33	Midland	Midland
Twin Spans Business Park and Delaware River Industrial Park(3)	$50,000,000	4.6%	2	$88,000,000	NAP	$138,000,000	Benchmark 2022-B33	Midland	Midland
200 West Jackson	$46,000,000	4.2%	1	$40,000,000	NAP	$86,000,000	Benchmark 2022-B33	Midland	Midland
Woodmore Towne Centre	$42,200,000	3.9%	1	$75,000,000	NAP	$117,200,000	Benchmark 2022-B32	Midland	KeyBank
Novo Nordisk HQ	$41,000,000	3.8%	5	$169,667,000	NAP	$210,667,000	Benchmark 2021-B31	Midland	Rialto
The Kirby Collection	$40,661,369	3.7%	1	$55,000,000	NAP	$95,661,369	Benchmark 2022-B32	Midland	KeyBank
JW Marriott Desert Springs	$33,000,000	3.0%	2	$95,000,000	NAP	$128,000,000	Benchmark 2022-B32	Midland	KeyBank
The Summit	$23,000,000	2.1%	7	$304,000,000	$198,000,000	$525,000,000	SUMIT 2022-BVUE	KeyBank	KeyBank
Glen Forest Office Portfolio	$20,000,000	1.8%	2	$39,000,000	NAP	$59,000,000	Benchmark 2022-B32	Midland	KeyBank

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan. Each subordinate companion loan is subordinate in right of payment to its related mortgage loan.

(2)	The Silver Sands Premium Outlets mortgage loan has three pari passu companion loans with an aggregate outstanding principal balance of $140,000,000. The controlling Note A-1 with an outstanding principal balance as of the Cut-off Date of $65,000,000 is currently held by Bank of America, N.A. (“BANA”) and is expected to be contributed to one or more future securitization trusts. The Silver Sands Premium Outlets whole loan will initially be master serviced and, if necessary, specially serviced by the master servicer and special servicer for this securitization. Upon the securitization of the controlling Note A-1 held by BANA, the Silver Sands Premium Outlets whole loan is expected to be serviced by the master servicer and, if necessary, the special servicer under the pooling and servicing agreement for such securitization (which pooling and servicing agreement will then be the Controlling PSA for the Silver Sands Premium Outlets whole loan). Neither the master servicer nor the special servicer for such securitization has been identified.

(3)	The Twin Spans Business Park and Delaware River Industrial Park mortgage loan has three pari passu companion loans with an aggregate outstanding principal balance of $138,000,000. The controlling Note A-1 with an outstanding principal balance as of the Cut-off Date of $60,000,000 is currently held by Barclays Capital Real Estate Inc. (“Barclays”) and is expected to be contributed to one or more future securitization trusts. The Twin Spans Business Park and Delaware River Industrial Park whole loan will initially be master serviced and, if necessary, specially serviced by the master servicer and special servicer for this securitization. Upon the securitization of the controlling Note A-1 held by Barclays, the Twin Spans Business Park and Delaware River Industrial Park whole loan is expected to be serviced by the master servicer and, if necessary, the special servicer under the pooling and servicing agreement for such securitization (which pooling and servicing agreement will then be the Controlling PSA for the Twin Spans Business Park and Delaware River Industrial Park whole loan). Neither the master servicer nor the special servicer for such securitization has been identified.

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Total Debt Cut-off Date Balance(1)	Wtd. Avg. Cut-off Date Total Debt Interest Rate(1)(2)	Cut-off Date Mortgage Loan LTV Ratio(3)	Cut-off Date Total Debt LTV Ratio(1)	Cut-off Date Mortgage Loan UW NCF DSCR(3)	Cut-off Date Total Debt UW NCF DSCR(1)
200 West Jackson	$46,000,000	$17,000,000	$103,000,000	4.79777%	55.5%	66.5%	2.60x	1.68x

(1)	Calculated including the mezzanine debt.

(2)	The total debt interest rate for 200 West Jackson to full precision is 4.79776699029126%.

(3)	Calculated including any related pari passu companion loan (but without regard to any subordinate companion loan or mezzanine debt).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
One Wilshire	Los Angeles	California	Office	$80,000,000	7.4%	COMM 2013-CR10
Ritz-Carlton Rancho Mirage	Rancho Mirage	California	Hospitality	$58,900,000	5.4%	CSAIL 2017-C8
Silver Sands Premium Outlets	Miramar Beach	Florida	Retail	$56,000,000	5.2%	MSBAM 2012-C5
Novo Nordisk HQ	Plainsboro	New Jersey	Office	$41,000,000	3.8%	WFCM 2016-NXS6, CSMC 2016-NXSR, CGCMT 2017-P7
The Kirby Collection	Houston	Texas	Mixed Use	$40,661,369	3.7%	TRTX 2018-FL2
JW Marriott Desert Springs	Palm Desert	California	Hospitality	$33,000,000	3.0%	BACM 2017-BNK3, BANK 2017-BNK4
200 Haven Avenue	New York	New York	Multifamily	$27,500,000	2.5%	BANC 2019-CRE5
Exchange South	Jacksonville	Florida	Industrial	$21,800,000	2.0%	BANC 2019-CRE5
304 West 92nd Street	New York	New York	Multifamily	$16,250,000	1.5%	BDS 2021-FL7
30 Main Street	Southampton	New York	Mixed Use	$4,000,000	0.4%	WFRBS 2013-UBS1
Rustic Hills MHC	Norwalk	Ohio	Manufactured Housing	$2,500,000	0.2%	GSMS 2012-GCJ7

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of each such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the related mortgage loan seller.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Office	26	$422,142,735	38.9%	3.35x	51.5%	11.3%
CBD	10	208,603,200	19.2	3.70x	49.5%	12.6%
Suburban	13	128,513,781	11.8	2.78x	60.1%	10.3%
CBD/Data Center	1	80,000,000	7.4	3.37x	42.6%	9.6%
Medical	2	5,025,754	0.5	2.76x	57.9%	10.4%
Retail	38	$227,970,040	21.0%	2.69x	57.2%	11.0%
Anchored	4	87,100,000	8.0	2.88x	61.9%	10.7%
Outlet Center	1	56,000,000	5.2	3.27x	50.7%	13.8%
Single Tenant	29	45,300,465	4.2	2.48x	54.4%	9.3%
Unanchored	3	29,569,575	2.7	1.75x	59.5%	9.5%
Shadow Anchored	1	10,000,000	0.9	1.61x	58.4%	9.6%
Industrial	19	$125,428,931	11.6%	2.25x	60.4%	9.4%
Warehouse/Distribution	16	65,968,931	6.1	2.32x	60.5%	9.3%
Flex	2	43,360,000	4.0	2.38x	59.3%	9.5%
Manufacturing	1	16,100,000	1.5	1.62x	63.4%	9.4%
Hospitality	4	$107,585,000	9.9%	3.21x	41.5%	20.3%
Full Service	2	91,900,000	8.5	3.20x	38.6%	20.9%
Limited Service	2	15,685,000	1.4	3.26x	58.5%	17.0%
Multifamily	8	$77,537,174	7.1%	2.05x	56.0%	8.2%
Mid Rise	6	69,337,174	6.4	2.09x	55.1%	8.3%
Low Rise	2	8,200,000	0.8	1.69x	64.0%	7.5%
Mixed Use	7	$66,363,369	6.1%	3.32x	51.8%	11.2%
Multifamily/Office/Retail	2	43,213,369	4.0	3.83x	48.8%	12.1%
Multifamily/Retail	3	16,050,000	1.5	2.02x	61.1%	8.3%
Multifamily/Retail/Office	1	4,000,000	0.4	4.36x	37.7%	16.3%
Multifamily/Office	1	3,100,000	0.3	1.69x	64.0%	7.5%
Self Storage	8	$39,792,007	3.7%	3.01x	50.4%	10.4%
Self Storage	8	39,792,007	3.7	3.01x	50.4%	10.4%
Other	5	$16,444,800	1.5%	3.30x	59.4%	13.6%
Parking Garage	5	16,444,800	1.5	3.30x	59.4%	13.6%
Manufactured Housing	1	$2,500,000	0.2%	3.22x	45.0%	13.2%
Manufactured Housing	1	2,500,000	0.2	3.22x	45.0%	13.2%
Total / Avg. / Wtd. Avg.	116	$1,085,764,056	100.0%	2.96x	53.2%	11.7%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
California	9	$251,787,174	23.2%	$1,517,990,000	21.7%	$85,016,720	20.9%
New York	16	187,332,652	17.3%	1,905,750,000	27.2%	104,965,574	25.8%
Michigan	15	82,962,791	7.6%	733,325,000	10.5%	58,859,057	14.5%
New Jersey	3	80,049,000	7.4%	400,680,000	5.7%	23,305,910	5.7%
Florida	3	79,620,000	7.3%	314,890,000	4.5%	21,611,014	5.3%
Illinois	3	70,073,488	6.5%	222,900,000	3.2%	12,079,162	3.0%
Delaware	14	50,000,000	4.6%	224,250,000	3.2%	11,951,159	2.9%
Washington	3	49,200,000	4.5%	936,180,000	13.4%	43,869,533	10.8%
Texas	5	48,080,904	4.4%	214,390,000	3.1%	12,220,585	3.0%
Ohio	6	45,515,621	4.2%	78,000,000	1.1%	4,690,897	1.2%
Maryland	1	42,200,000	3.9%	197,000,000	2.8%	12,240,865	3.0%
Virginia	11	20,000,000	1.8%	95,590,000	1.4%	6,664,104	1.6%
Georgia	2	11,209,767	1.0%	18,700,000	0.3%	1,467,028	0.4%
Arizona	1	10,000,000	0.9%	17,110,000	0.2%	955,227	0.2%
Tennessee	3	9,824,868	0.9%	16,540,000	0.2%	916,082	0.2%
Pennsylvania	3	7,919,070	0.7%	17,500,000	0.2%	759,714	0.2%
Arkansas	3	7,575,698	0.7%	15,100,000	0.2%	1,092,788	0.3%
Alabama	2	7,450,400	0.7%	16,120,000	0.2%	950,692	0.2%
Kansas	2	5,837,209	0.5%	11,540,000	0.2%	613,061	0.2%
Missouri	1	3,906,977	0.4%	10,100,000	0.1%	632,497	0.2%
Mississippi	1	3,549,600	0.3%	7,550,000	0.1%	452,939	0.1%
Oklahoma	2	2,975,814	0.3%	8,690,000	0.1%	433,636	0.1%
North Carolina	1	2,865,116	0.3%	8,100,000	0.1%	413,028	0.1%
South Carolina	1	2,539,535	0.2%	6,800,000	0.1%	379,763	0.1%
Louisiana	2	1,334,884	0.1%	3,770,000	0.1%	195,888	0.0%
Wisconsin	1	673,953	0.1%	2,010,000	0.0%	97,951	0.0%
Indiana	1	667,442	0.1%	2,000,000	0.0%	97,539	0.0%
Connecticut	1	612,093	0.1%	1,610,000	0.0%	89,298	0.0%
Total	116	$1,085,764,056	100.0%	$7,004,185,000	100.0%	$407,021,712	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
2,500,000 - 9,999,999	15	$102,633,112	9.5%
10,000,000 - 19,999,999	10	133,669,575	12.3
20,000,000 - 39,999,999	8	218,700,000	20.1
40,000,000 - 49,999,999	4	169,861,369	15.6
50,000,000 - 59,999,999	4	220,900,000	20.3
60,000,000 - 80,000,000	3	240,000,000	22.1
Total	44	$1,085,764,056	100.0%

Distribution of Underwritten NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.39 - 1.60	3	$32,348,756	3.0%
1.61 – 2.00	7	119,335,000	11.0
2.01 - 2.50	10	140,300,000	12.9
2.51 – 3.00	8	219,818,931	20.2
3.01 - 3.25	5	142,900,000	13.2
3.26 - 4.00	6	303,161,369	27.9
4.01 - 4.60	5	127,900,000	11.8
Total	44	$1,085,764,056	100.0%
(1)	See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)(2)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	35	$866,530,300	79.8%
Interest Only - ARD	2	121,000,000	11.1
Interest Only, Amortizing	3	60,100,000	5.5
Amortizing (30 Years)	4	38,133,756	3.5
Total	44	$1,085,764,056	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity date.
(2)	Original partial interest only periods range from 60 to 72 months.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	22	$628,004,575	57.8%
Springing	18	251,859,481	23.2
Soft	3	125,900,000	11.6
Springing (Residential); Hard (Commercial)	1	80,000,000	7.4
Total	44	$1,085,764,056	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
33.9 - 40.0	4	$102,150,000	9.4%
40.1 - 50.0	8	261,561,369	24.1
50.1 - 55.0	7	152,850,000	14.1
55.1 - 60.0	9	274,150,000	25.2
60.1 - 65.0	15	267,552,687	24.6
65.1 – 66.3	1	27,500,000	2.5
Total	44	$1,085,764,056	100.0%
(1)	See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
Range of Maturity Date/ARD LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
33.9 - 40.0	4	$102,150,000	9.4%
40.1 - 50.0	11	293,910,125	27.1
50.1 - 55.0	10	202,635,000	18.7
55.1 - 60.0	8	246,250,000	22.7
60.1 - 65.0	10	213,318,931	19.6
65.1 - 66.3	1	27,500,000	2.5
Total	44	$1,085,764,056	100.0%
(1)	See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	28	$761,733,756	70.2%
Acquisition	10	199,168,931	18.3
Recapitalization	6	124,861,369	11.5
Total	44	$1,085,764,056	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
2.689 - 3.000	6	$275,661,369	25.4%
3.001 - 3.500	6	174,450,000	16.1
3.501 - 3.750	8	162,450,000	15.0
3.751 - 4.000	13	271,568,931	25.0
4.001 - 4.500	7	84,479,181	7.8
4.501 – 5.308	4	117,154,575	10.8
Total	44	$1,085,764,056	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.1 - 8.0	4	$62,400,000	5.7%
8.1 - 9.0	7	103,937,174	9.6
9.1 - 10.0	10	262,861,582	24.2
10.1 - 12.0	11	281,980,300	26.0
12.1 - 16.0	8	268,785,000	24.8
16.1 - 21.2	4	105,800,000	9.7
Total	44	$1,085,764,056	100.0%
(1)	See footnote (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.1 - 8.0	4	$62,400,000	5.7%
8.1 - 9.0	11	144,229,181	13.3
9.1 - 10.0	9	312,238,506	28.8
10.1 - 12.0	10	208,596,369	19.2
12.1 - 16.0	8	289,500,000	26.7
16.1 – 17.7	2	68,800,000	6.3
Total	44	$1,085,764,056	100.0%
(1)	See footnote (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	2	$50,100,000	4.6%
72	1	$10,000,000	0.9%

Distribution of Original Terms to Maturity Date/ARD(1) (2)
Original Term to Maturity Date/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	7	$221,068,931	20.4%
84 - 86	2	103,000,000	9.5
120	35	761,695,125	70.2
Total	44	$1,085,764,056	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity date.
(2)	See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity Date/ARD(1) (2)
Range of Remaining Terms to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
56 - 83	9	$324,068,931	29.8%
84 - 119	33	699,910,125	64.5
120	2	61,785,000	5.7
Total	44	$1,085,764,056	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity date.
(2)	See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	37	$987,530,300	91.0%
360	7	98,233,756	9.0
Total	44	$1,085,764,056	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or anticipated repayment date, as applicable.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	37	$987,530,300	91.0%
359 – 360	7	98,233,756	9.0
Total	44	$1,085,764,056	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or anticipated repayment date, as applicable.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	36	$929,760,125	85.6%
Yield Maintenance	6	116,903,931	10.8
Yield Maintenance or Defeasance	2	39,100,000	3.6
Total	44	$1,085,764,056	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Replacement Reserves(1)	29	$564,352,687	52.0%
Real Estate Tax	37	$738,764,056	68.0%
TI/LC(2)	20	$475,788,506	43.8%
Insurance	19	$282,240,550	26.0%
(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of total retail, office, mixed use and industrial properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW

Allocations Between

the Non-VRR Certificates

and the VRR Interest

On each Distribution Date, the aggregate amount available for distributions to holders of the non-VRR certificates and the VRR interest owners (net of specified expenses of the issuing entity, including fees payable to, and costs and expenses reimbursable to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor and the asset representations reviewer) will be allocated to (a) the VRR interest, in an amount equal to the product of such amount multiplied by approximately 5.0% (the “VRR Percentage”) and (b) the non-VRR certificates, in an amount equal to the product of such amount multiplied by the difference between 100% and the percentage referenced in clause (a) (the “Non-VRR Percentage”).

Distributions	On each Distribution Date, funds available for distribution to holders of the non-VRR certificates (other than the Class S certificates) (net of any excess interest, yield maintenance charges and prepayment premiums) will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds allocated to the non-VRR certificates):

1.	Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class X-D, Class X-F, Class X-G and Class X-H certificates, in respect of interest, up to an amount equal to, and pro rata in accordance with, the interest entitlements for those classes.

2.	Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-4, Class A-5 and Class A-SB certificates: to the extent of funds available for distribution of principal, in reduction of the then-outstanding certificate balances of those classes, in the following priority:

(i) to the Class A-SB certificates until their certificate balance is reduced to the Class A-SB scheduled principal balance set forth in Annex G to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-SB in clause (i) above, then (iii) to the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to the Class A-3-1 and Class A-3-2 certificates, pro rata, based on their respective certificate balances, until their certificate balances are reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-2 in clause (iii) above, (v) to the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-3-1 and Class A-3-2 in clause (iv) above, then (vi) to the Class A-5 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-4 in clause (v) above, then (vii) to the Class A-SB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-5 in clause (vi) above.

However, if the certificate balances of each class of principal balance certificates other than the Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-4, Class A-5 and Class A-SB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those principal balance certificates, funds available for distributions of principal to the principal balance certificates will be distributed to the Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-4, Class A-5 and Class A-SB certificates, pro rata, based on their respective certificate balances (and without regard to the Class A-SB scheduled principal balance).

3.	Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-4, Class A-5 and Class A-SB certificates: first, (i) up to an amount equal to, and pro rata based upon, the aggregate unreimbursed realized losses previously allocated to each such class, then (ii) interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-4, Class A-5 and Class A-SB certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Distributions

(continued)

5.	Class B certificates: (i) first, to interest on the Class B certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-4, Class A-5, Class A-SB and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class B certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

6.	Class C certificates: (i) first, to interest on the Class C certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-4, Class A-5, Class A-SB, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

7.	Class D certificates: (i) first, to interest on the Class D certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B and Class C certificates), to principal on the Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class D certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

8.	Class E certificates: (i) first, to interest on the Class E certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C and Class D certificates), to principal on the Class E certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class E certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

9.	Class F certificates: (i) first, to interest on the Class F certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D and Class E certificates), to principal on the Class F certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class F certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

10.	Class G certificates: (i) first, to interest on the Class G certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E and Class F certificates), to principal on the Class G certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class G certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Distributions

(continued)

11.	Class H certificates: (i) first, to interest on the Class H certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates), to principal on the Class H certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class H certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

Realized Losses	The certificate balances of the principal balance certificates and outstanding balance of the VRR Interest will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the mortgage loans allocated to each class of principal balance certificates or the VRR Interest, as applicable, on such Distribution Date. On each Distribution Date, the Non-VRR Percentage of any such loss realized on the mortgage loans will be applied to the principal balance certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class H certificates, then to the Class G certificates; then, to the Class F certificates; then, to the Class E certificates; then, to the Class D certificates; then, to the Class C certificates; then, to the Class B certificates; then, to the Class A-S certificates, and, finally pro rata, to the Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-4, Class A-5 and Class A-SB certificates, based on their then current respective certificate balances.

The notional amount of each class of Class X certificates will be reduced to reflect reductions in the certificate balances of the related Class X certificates resulting from allocations of losses realized on the mortgage loans.

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, the VRR Percentage of any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed to the VRR Interest Owners. On each Distribution Date, the Non-VRR Percentage of any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated, pro rata, between (i) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-4, Class A-5, Class A-SB, Class X-A and Class A-S certificates, (ii) the group (the “YM Group B”) of the Class X-B, Class B and Class C certificates, and (iii) the group (collectively with the YM Group A and the YM Group B, the “YM Groups”) of Class X-D, Class D and Class E certificates based upon the aggregate amount of principal distributed to the classes of principal balance certificates in each YM Group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the respective classes of certificates in such YM Group in the following manner: (A) each class of principal balance certificates in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge in an amount equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of principal balance certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the principal balance certificates in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (B) the portion of such yield maintenance charge allocated to such YM Group remaining after such distributions to the applicable class(es) of principal balance certificates, will be distributed to the class of Class X certificates in such YM Group. If there is more than one class of principal balance certificates in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates, the aggregate amount of such yield maintenance charges will be allocated among all such classes of principal balance certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the second sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D and Class E certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate described in the preceding sentence, the Base Interest Fraction will be one.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums

and Yield Maintenance

Charges (continued)	If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-F, Class X-G, Class X-H, Class F, Class G, Class H, Class S or Class R certificates. Instead, after the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D and Class E certificates have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to mortgage loans allocated to the holders of the non-VRR certificates will be distributed to holders of the Class X-D certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of Mortgage Loans” in the Preliminary Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Certificates—Allocation of Yield Maintenance Charges and Prepayment Premiums” in the Preliminary Prospectus.

Non-Serviced Loans	The One Wilshire, 601 Lexington Avenue, Bedrock Portfolio, Woodmore Towne Centre, Novo Nordisk HQ, The Kirby Collection, JW Marriott Desert Springs, The Summit and Glen Forest Office Portfolio mortgage loans are referred to in this Term Sheet as “non-serviced loans”. Each of the Silver Sands Premium Outlets mortgage loan and the Twin Spans Business Park and Delaware River Industrial Park mortgage loan will become a “non-serviced loan” upon the securitization of the Silver Sands Premium Outlets controlling companion loan and the Twin Spans Business Park and Delaware River Industrial Park controlling companion loan, respectively. The non-serviced loans and related companion loans are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be, or are expected to be, effected in accordance with, the related Controlling PSA set forth under the “Whole Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will be governed by the related Controlling PSA and the related co-lender agreements. The Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loans are discussed further under “—Whole Loans” below.

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan, and, with respect to each serviced mortgage loan and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related serviced mortgage loan or serviced whole loan, as applicable, and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the foregoing, servicing advances for the non-serviced loans will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).

A “serviced mortgage loan” is any mortgage loan other than a non-serviced mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Appraisal Reduction

Amounts	An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced mortgage loan or serviced whole loan) as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding principal balance, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of any non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available to the VRR interest (to the extent of the VRR Percentage of the reduction in such P&I Advance), on the one hand, and to the most subordinate class of non-VRR certificates then-outstanding (i.e., to the Class H certificates, then, to the Class G certificates, then to the Class F certificates, then, to the Class E certificates, then, to the Class D certificates, then to the Class C certificates, then to the Class B certificates, then to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class X-D, Class X-F, Class X-G and Class X-H certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.

Neither (i) a Payment Accommodation with respect to any mortgage loan or serviced whole loan nor (ii) any default or delinquency that would have existed but for such Payment Accommodation will constitute an appraisal reduction event, for so long as the related borrower is complying with the terms of such Payment Accommodation.

A “Payment Accommodation” for any mortgage loan or serviced whole loan means the entering into of any temporary forbearance agreement as a result of the COVID-19 emergency (as reasonably determined by the special servicer in accordance with the servicing standard) relating to payment obligations or operating covenants under the related mortgage loan documents or the use of funds on deposit in any reserve account or escrow account for any purpose other than the explicit purpose described in the related mortgage loan documents, that in each case (i) does not defer more than three monthly debt service payments under such Mortgage Loan or Serviced Whole Loan (and no more than nine monthly debt service payments in the aggregate with any other Payment Accommodation relating to such Mortgage Loan or Serviced Whole Loan) and (ii) requires full repayment of deferred payments, reserves and escrows within 21 months of the date of the first forbearance for such mortgage loan or serviced whole loan.

At any time an appraisal is ordered with respect to a property that would result in an appraisal reduction amount with respect to a serviced mortgage loan or serviced whole loan, if applicable, that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Preliminary Prospectus.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than nine months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date (solely for the purposes of this calculation, if a mortgage loan with an anticipated repayment date is still an asset of the issuing entity and such right is being exercised after its respective anticipated repayment date, then such mortgage loan will be excluded from the then-aggregate principal balance of the pool of mortgage loans and from the aggregate principal balance of the mortgage loans as of the cut-off date), certain specified persons will have the option to purchase all of the remaining mortgage loans and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances and notional amounts of all certificates senior to the Class F certificates have been reduced to zero, if the master servicer has received the payment specified in the pooling and servicing agreement from the holder (or holders acting unanimously) of the remaining certificates and the RR Interest, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class S and Class R certificates) and the RR Interest for the mortgage loans and each REO property remaining in the issuing entity.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Directing Holder /

Controlling Class

Representative	The “Directing Holder” will be:

(a) with respect to any serviced mortgage loan (other than the Silver Sands Premium Outlets mortgage loan and the Twin Spans Business Park and Delaware River Industrial Park mortgage loan) and any related serviced companion loan, the Controlling Class Representative;

(b) with respect to the Twin Spans Business Park and Delaware River Industrial Park whole loan, (i) until the securitization of the Twin Spans Business Park and Delaware River Industrial Park controlling companion loan, the holder of the Twin Spans Business Park and Delaware River Industrial Park controlling companion loan, and (ii) upon the securitization of the Twin Spans Business Park and Delaware River Industrial Park controlling companion loan, the controlling class representative or other directing holder (or equivalent) under such securitization; and

(c) with respect to the Silver Sands Premium Outlets whole loan, (i) until the securitization of the Silver Sands Premium Outlets controlling companion loan, the holder of the Silver Sands Premium Outlets controlling companion loan, and (ii) upon the securitization of the Silver Sands Premium Outlets controlling companion loan, the controlling class representative or other directing holder (or equivalent) under such securitization.

The “Controlling Class Representative” will be the controlling class certificateholder (or its representative) selected by a majority of the controlling class certificateholders (by certificate principal balance). The controlling class is the most subordinate class of the Class G and Class H certificates that has an outstanding certificate balance as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates. At any time when Class G is the controlling class, the majority controlling class certificateholder may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that KKR CMBS II Aggregator Type 1 L.P. or its affiliate is expected to purchase the Class X-F, Class X-G, Class X-H, Class F, Class G, Class H and Class S certificates, and, on the Closing Date, is expected to appoint KKR Real Estate Credit Opportunity Partners II L.P. as the initial Controlling Class Representative.

Control/Consultation

Rights	The Directing Holder will have approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) for so long as no Control Termination Event exists. For so long as a Control Termination Event exists, but no Consultation Termination Event exists, the Directing Holder will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts).

Generally, a “Control Termination Event” will occur with respect to any serviced mortgage loan and any related serviced companion loan, in each case excluding the Silver Sands Premium Outlets whole loan and the Twin Spans Business Park and Delaware River Industrial Park whole loan (and the mortgage loan and companion loans composing each such whole loan), when the Class G certificates have an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is less than 25% of the initial certificate balance of that class of certificates.

So long as a Control Termination Event does not exist, the Directing Holder will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a serviced mortgage loan and any related serviced companion loan, and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a serviced mortgage loan and any related serviced companion loan, subject to the servicing standard and other restrictions as described in the Preliminary Prospectus.

Generally, a “Consultation Termination Event” will occur with respect to any serviced mortgage loan and any related serviced companion loan, in each case excluding the Silver Sands Premium Outlets whole loan and the Twin Spans Business Park and Delaware River Industrial Park whole loan (and the mortgage loan and companion loans composing each such whole loan), when the Class G certificates have an outstanding certificate balance, without regard to the application of any appraisal reductions amounts, that is less than 25% of the initial certificate balance of that class of certificates.

No Control Termination Event or Consultation Termination Event may occur with respect to the holder of the Silver Sands Premium Outlets controlling companion loan or Twin Spans Business Park and Delaware River Industrial Park controlling companion loan and the terms Control Termination Event and Consultation Termination Event will not be applicable to such holder of the Silver Sands Premium Outlets controlling companion loan or Twin Spans Business Park and Delaware River Industrial Park controlling companion loan.

Notwithstanding the foregoing, with respect to the non-serviced whole loans, so long as a Consultation Termination Event does not exist, the issuing entity will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the non-serviced whole loans and the Controlling Class Representative will be entitled to exercise such consultation rights pursuant to the terms of the related co-lender agreement, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Risk Retention

Consultation Parties	Each VRR Interest Owner will have the right to appoint a risk retention consultation party. Except with respect to an excluded loan as to such parties, each risk retention consultation party will be entitled to consult with the special servicer with respect to certain material servicing actions as described in the Preliminary Prospectus.

Whole Loans	Each pari passu companion loan described below in this section “Whole Loans” is referred to in this Term Sheet as a “pari passu companion loan” and a “companion loan” and the subordinate companion loans described in this section “Whole Loans” is referred to in this Term Sheet as a “subordinate companion loan” and a “companion loan”. Each whole loan or companion loan below in this section “Whole Loans” is also referred to as a “serviced whole loan” or “serviced companion loan” at any time that the Controlling PSA is the Benchmark 2022-B33 pooling and servicing agreement (referred to as the “Benchmark 2022-B33 PSA” in this Term Sheet) and as a “non-serviced whole loan” or “non-serviced companion loan” at any time that the Controlling PSA is not the Benchmark 2022-B33 PSA. See “Whole Loan Summary” table above. Each mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

One Wilshire	Note	Control	Original Balance	Note Holder
	A-1	Yes	$90,000,000	Benchmark 2022-B32
	A-2	No	80,000,000	Benchmark 2022-B33
	A-3	No	85,000,000	GSBI
	A-4 A-5	No No	94,250,000 40,000,000	GSBI GSBI
Total			$389,250,000

601 Lexington Avenue	Note	Control	Original Balance	Note Holder
	A-1-S1	Yes	$52,500,000	BXP 2021-601L
	A-1-C1	No	17,500,000	WFB
	A-1-C2	No	67,543,860	BANK 2022-BNK39
	A-1-C3	No	67,543,860	WFB
	A-1-C4	No	48,067,280	WFB
	A-2-S1	No	33,000,000	BXP 2021-601L
	A-2-C1	No	11,000,000	Benchmark 2022-B33
	A-2-C2-1	No	43,479,070	DBRI
	A-2-C2-2	No	12,800,000	Benchmark 2022-B32
	A-2-C3-1	No	40,000,000	BMO 2022-C1
	A-2-C3-2	No	16,279,070	Benchmark 2022-B33
	A-2-C4	No	2,567,860	Benchmark 2022-B33
	A-3-S1	No	33,000,000	BXP 2021-601L
	A-3-C1	No	11,000,000	MSBNA
	A-3-C2	No	42,456,140	BANK 2022-BNK39
	A-3-C3	No	42,456,140	MSBNA
	A-3-C4	No	30,213,720	MSBNA
	A-4-S1	No	31,500,000	BXP 2021-601L
	A-4-C1	No	10,500,000	CREFI
	A-4-C2-1	No	41,520,930	CREFI
	A-4-C2-2	No	12,200,000	Benchmark 2022-B32
	A-4-C3 A-4-C4	No No	50,153,070 6,019,000	Benchmark 2022-B33 CREFI
	Senior Notes		723,300,000
	B-1(1)	No	96,845,000	BXP 2021-601L
	B-2(1)	No	60,874,000	BXP 2021-601L
	B-3(1)	No	60,874,000	BXP 2021-601L
	B-4(1)	No	58,107,000	BXP 2021-601L
Total			$1,000,000,000

(1)	Each note represents a subordinate companion loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans (cont’d)

Bedrock Portfolio	Note	Control	Original Balance	Note Holder
	A-1-1	Yes	$125,000,000	Benchmark 2022-B32
	A-1-2	No	50,000,000	JPMCB
	A-1-3	No	50,000,000	JPMCB
	A-1-4	No	50,000,000	Benchmark 2022-B33
	A-1-5	No	30,000,000	Benchmark 2022-B33
	A-1-6	No	39,000,000	JPMCB
	A-2-1	No	40,000,000	BMO 2022-C1
	A-2-2	No	26,000,000	SMC
	A-2-3	No	10,000,000	SMC
	A-2-4	No	10,000,000	SMC
Total			$430,000,000

Silver Sands Premium Outlets	Note	Control	Original Balance	Note Holder
	A-1	Yes	$65,000,000	BANA
	A-2 A-3	No No	56,000,000 19,000,000	Benchmark 2022-B33 BANA
Total			$140,000,000

ExchangeRight Net Leased Portfolio #53	Note	Control	Original Balance	Note Holder
	A-1	Yes	$56,000,000	Benchmark 2022-B33
	A-2	No	30,000,000	Benchmark 2022-B32
Total			$86,000,000

Twin Spans Business Park and Delaware River Industrial Park	Note	Control	Original Balance	Note Holder
	A-1	Yes	$60,000,000	Barclays
	A-2	No	28,000,000	Barclays
	A-3	No	50,000,000	Benchmark 2022-B33
Total			$138,000,000

200 West Jackson	Note	Control	Original Balance	Note Holder
	A-1	Yes	$46,000,000	Benchmark 2022-B33
	A-2	No	40,000,000	CREFI
Total			$86,000,000

Woodmore Towne Centre	Note	Control	Original Balance	Note Holder
	A-1	Yes	$75,000,000	Benchmark 2022-B32
	A-2	No	39,066,667	Benchmark 2022-B33
	A-3	No	3,133,333	Benchmark 2022-B33
Total			$117,200,000

Novo Nordisk HQ	Note	Control	Original Balance	Note Holder
	A-1	Yes	$75,000,000	Benchmark 2021-B31
	A-2	No	47,500,000	Benchmark 2021-B32
	A-3-1	No	12,500,000	Benchmark 2021-B32
	A-3-2	No	12,500,000	DBRI
	A-4-1	No	41,000,000	Benchmark 2021-B33
	A-4-2	No	22,167,000	DBRI
Total			$210,667,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans (cont’d)

The Kirby Collection	Note	Control	Original Balance	Note Holder
	A-1	Yes	$55,000,000	Benchmark 2022-B32
	A-2	No	40,661,369	Benchmark 2022-B33
Total			$95,661,369

JW Marriott Desert Springs	Note	Control	Original Balance	Note Holder
	A-1	Yes	$75,000,000	Benchmark 2022-B32
	A-2 A-3	No No	33,000,000 20,000,000	Benchmark 2022-B33 GSBI
Total			$128,000,000

The Summit	Note	Control	Original Balance	Note Holder
	A-1-S	Yes	$64,200,000	SUMIT 2022-BVUE
	A-2-S	No	42,800,000	SUMIT 2022-BVUE
	A-1-1	No	50,000,000	BBCMS 2022-C14
	A-1-2	No	50,000,000	BCREI
	A-1-3	No	25,000,000	BCREI
	A-1-4	No	7,000,000	BCREI
	A-2-1	No	65,000,000	Benchmark 2022-B32
	A-2-2	No	23,000,000	Benchmark 2022-B33
	Senior Notes		327,000,000
	B-1-1(1)	No	118,800,000	SUMIT 2022-BVUE
	B-2-1(1)	No	79,200,000	SUMIT 2022-BVUE
Total			$525,000,000

(1)	Each note represents a subordinate companion loan.

Glen Forest Office Portfolio	Note	Control	Original Balance	Note Holder
	A-1	Yes	$30,000,000	Benchmark 2022-B32
	A-2-1 A-2-2	No No	20,000,000 9,000,000	Benchmark 2022-B33 CREFI
Total			$59,000,000

Servicing Standard	Each of the serviced mortgage loans and serviced whole loans will be serviced by the master servicer and the special servicer pursuant to the terms of the Benchmark 2022-B33 PSA. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders and the RR Interest Owner (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders and the RR Interest Owner (and, if applicable, such companion loan holder), constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)). The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure) in accordance with the Mortgage Loan documents or, in the event the Mortgage Loan documents are silent, by using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

(a)	for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and

(b)	for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Termination of

Special Servicer	Except as limited by certain conditions described in the Preliminary Prospectus and subject to the rights of the holder of any related Companion Loan under the related Co-Lender Agreement, prior to the occurrence and continuance of a Control Termination Event, the Directing Holder may replace the special servicer, with or without cause, at any time.

If at any time a Control Termination Event is continuing, the holders of the principal balance certificates and the Class RR Certificates may generally replace the special servicer without cause, as described in this paragraph. The holders of at least 25% of the voting rights of the principal balance certificates and Class RR Certificates may request a vote to replace the special servicer (other than with respect to a non-serviced whole loan). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of principal balance certificates and/or the Class RR Certificates evidencing (a) at least 75% of a Quorum, or (b) more than 50% of the aggregate voting rights of each class of Non-Reduced Interests vote affirmatively to so replace the special servicer.

A “Quorum” means, in connection with any solicitation of votes in connection with the replacement of the special servicer described above or the asset representations reviewer described below, the holders of voting rights evidencing at least 75% of the aggregate voting rights (taking into account the application of realized losses and, other than with respect to the termination of the asset representations reviewer, the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) of all principal balance certificates and Class RR Certificates on an aggregate basis.

If, during the continuance of a Control Termination Event, the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, and (2) the replacement of the special servicer would be in the best interest of the certificateholders and the RR Interest Owner as a collective whole, the operating advisor will be have the right to recommend the replacement of the special servicer. The operating advisor’s recommendation to replace the special servicer must be confirmed within 180 days after the notice is posted to the certificate administrator’s website by an affirmative vote of holders of voting rights evidencing at least a majority of a quorum (which, for this purpose is the holders that evidence at least 20% of the voting rights (taking into account the application of any appraisal reduction amounts to notionally reduce the respective certificate balances) of all principal balance certificates and Class RR Certificates on an aggregate basis).

If the special servicer obtains knowledge that it has become a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan or whole loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan or whole loan. Subject to certain limitations described in the Preliminary Prospectus, the applicable Directing Holder (so long as it is not itself a borrower party and so long as no Control Termination Event has occurred and is continuing) will be entitled to appoint a replacement special servicer for that mortgage loan or whole loan. If the Directing Holder is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the pooling and servicing agreement for this transaction.

Servicing Compensation	Modification Fees: With respect to the serviced mortgage loans and serviced companion loans certain fees resulting from modifications, extensions, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or the special servicer. Within any prior 12 month period, all excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding certificate balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced mortgage loan but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses that are still outstanding on the related serviced mortgage loan, and any excess received with respect to a serviced mortgage loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced mortgage

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Compensation

(cont’d)	loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced mortgage loan that is a specially serviced loan and any REO property and, in certain circumstances, each serviced mortgage loan that is not a specially serviced mortgage loan, subject in any case to a minimum liquidation fee of $25,000. For any serviced mortgage loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced mortgage loan within 90 days of the maturity default.

Operating Advisor	The operating advisor will have access to any final asset status report and information available with respect to the transaction on the certificate administrator’s website and will have certain monitoring responsibilities on behalf of the entire issuing entity. During the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, the RR Interest Owner and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders, the RR Interest Owner and, if applicable, such companion loan holder(s) constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)).

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Interests vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Interests that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Interests have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. The specified delinquency threshold will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding certificate balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period. The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders evidencing not less than 25% of the voting rights (taking into account realized losses, but without regard to the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all certificateholders and the asset representations reviewer of such request by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the written direction of holders of voting rights evidencing more than 75% of a Quorum, the Trustee will terminate all of the rights and obligations of the asset representations reviewer under the pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Dispute Resolution

Provisions	Each mortgage loan seller will be subject to the dispute resolution provisions set forth in the pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by such mortgage loan seller and such mortgage loan seller will be obligated under the mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result. Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such repurchase request, then the enforcing servicer will be required to send a notice to the initial requesting holder (if any) indicating the enforcing servicer’s intended course of action with respect to the repurchase request. If (a) the enforcing servicer’s intended course of action with respect to the repurchase request does not involve pursuing further action to exercise rights against the related mortgage loan seller with respect to the repurchase request and the initial requesting holder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the repurchase request but the initial requesting holder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting holder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.

“Resolved” means, with respect to a repurchase request, (i) that the related material defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the related mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles such mortgage loan seller’s obligations under the mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the pooling and servicing agreement. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“ADR”: For any hospitality property, average daily rate.

■	“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than five months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state a “prospective value upon stabilization”, “prospective market value at completion”, or similar value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to a mortgage loan secured by the portfolio of mortgaged properties, the Appraised Value represents the “as-is” value for the portfolio of mortgaged properties as a collective whole, which may be higher than the aggregate of the “as-is” appraised value of the individual mortgaged properties. Unless otherwise indicated in the definition of “Cut-off Date LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus, the Cut-off Date LTV Ratio is calculated using the “as-is” Appraised Value. For purposes of calculating the Maturity Date/ARD LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date/ARD LTV Ratio.

■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“CBD”: Central business district.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■	“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties and multifamily properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■	“MSA”: Metropolitan statistical area.

■	“Non-Reduced Interests”: Each class of certificates (other than Class S, Class R or Class X certificates) that has an outstanding certificate balance, as may be notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to that class of certificates, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■	“Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square Feet or Square Foot.

■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties and multifamily properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■	“Soft Springing Hard Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the loan documents, at which time the lockbox account converts to a Hard Lockbox.

■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the loan documents.

■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2019.

■	“TTM”: Trailing twelve months.

■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent increases generally within 12 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

One Wilshire

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

One Wilshire

One Wilshire
624 South Grand Avenue
Los Angeles, CA 90017
BUNKER HILL
REGIONAL CONNECTOR
UNDER CONSTRUCTION
FINANCIAL DISTRICT
SOUTH PARK
FASHION DISTRICT
LA STREETCAR
FUTURE
Los Angeles
Pacific Ocean
Burbank
Pasadena
Santa Monica
Long Beach
Walt Disney Concert Hall
Bank of America Plaza
Union Bank Plaza
The Westin Bonaventure Hotel & Suites
Richard J. Riordan Central Library
Wells Fargo Center
California Plaza
350 Grand
400 South Hope
US Bank Tower
Citigroup Center
Figueroa at Wilshire
707 Wilshire
FIGat7th
The Bloc
Pershing Square
Millennium Biltmore
Gas Co Tower
MOCA
The Broad
L.A. Live
Crypto.com Arena
Grand Hope Park
FIDM
Federal Reserve Bank
Broadway Trade Center
California Market Center
Santee Court
Santee Village
MAP © 2022 CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

One Wilshire

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	GSMC
Location (City/State)	Los Angeles, California		Cut-off Date Balance(1)	$80,000,000
Property Type	Office		Cut-off Date Balance per SF(2)	$588.39
Size (SF)	661,553		Percentage of Initial Pool Balance	7.4%
Total Occupancy as of 11/1/2021	87.3%		Number of Related Mortgage Loans	None
Owned Occupancy as of 11/1/2021	87.3%		Type of Security	Fee
Year Built / Latest Renovation	1967 / 1992		Mortgage Rate	2.77600%
Appraised Value	$913,000,000		Original Term to Maturity (Months)(3)	120
			Original Amortization Term (Months)	NAP
			Original Interest Only Period (Months)(3)	120

Underwritten Revenues	$54,609,882
Underwritten Expenses	$17,099,493		Escrows(4)
Underwritten Net Operating Income (NOI)	$37,510,389			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$36,919,391		Taxes	$0	Springing
Cut-off Date LTV Ratio(2)	42.6%		Insurance	$0	Springing
Maturity Date LTV Ratio(2)	42.6%		Replacement Reserve	$0	Springing
DSCR Based on Underwritten NOI / NCF(2)	3.42x / 3.37x		TI/LC	$0	Springing
Debt Yield Based on Underwritten NOI / NCF(2)	9.6% / 9.5%		Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$389,250,000	100.0%	Principal Equity Distribution	$197,558,597	50.8%
			Loan Payoff	190,909,806	49.0
			Closing Costs	781,598	0.2

Total Sources	$389,250,000	100.0%	Total Uses	$389,250,000	100.0%

(1)	The One Wilshire Loan (as defined below) is part of a whole loan evidenced by five pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $389,250,000.

(2)	Calculated based on the aggregate outstanding principal balance of the One Wilshire Whole Loan (as defined below). See “—The Mortgage Loan” below.

(3)	The One Wilshire Whole Loan is structured with an anticipated repayment date (“ARD”) of January 6, 2032 and a final maturity date of January 6, 2035. After the ARD, the interest rate will be revised to 3.0% over the greater of (x) 2.77600% and (y) the term SOFR rate in effect on the ARD, pursuant to the One Wilshire Whole Loan documents. The Mortgage Loan Information presented in the tables above are calculated based on the ARD.

(4)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “One Wilshire Loan”) is part of a whole loan (the “One Wilshire Whole Loan”) evidenced by five pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $389,250,000. The One Wilshire Whole Loan is secured by a first deed of trust encumbering the borrower’s fee interest in a 661,553 SF building comprised of data center and office space located in downtown Los Angeles, California (the “One Wilshire Property”). The One Wilshire Loan, which is evidenced by non-controlling note A-2, has an outstanding principal balance as of the Cut-off Date of $80,000,000 and represents approximately 7.4% of the Initial Pool Balance.

The One Wilshire Whole Loan, which accrues interest at an initial rate of 2.77600% per annum (the “Initial Interest Rate”), was originated by Goldman Sachs Bank USA on December 22, 2021, had an aggregate original principal balance of $389,250,000 and has an aggregate outstanding principal balance as of the Cut-off Date of $389,250,000. The proceeds of the One Wilshire Whole Loan were primarily used to refinance the One Wilshire Property, pay origination costs, cover defeasance and return equity to the borrower sponsor.

The One Wilshire Whole Loan has a 10-year interest-only term through the ARD of January 6, 2032 and a final maturity date of January 6, 2035. After the ARD, through and including January 6, 2035, the following structure will apply: the interest rate will increase (such new rate, the “Adjusted Interest Rate”) by 3.0% over the greater of (x) 2.77600%, and (y) the term SOFR rate in effect on the ARD; however, interest accrued at the excess of the Adjusted Interest Rate over the Initial Interest Rate will be deferred as described below under “Lockbox and Cash Management.” For the period from the origination date through the ARD, the One Wilshire Whole Loan accrues interest at the Initial Interest Rate. Voluntary prepayment of the One Wilshire Whole Loan in whole (but not in part) is permitted on or after the open prepayment date occurring in July 2031 without payment of any prepayment premium. Defeasance of the One Wilshire Whole Loan in whole (but not in part) is permitted at any time after the earlier of (i) December 22, 2024 or (ii) the first due date following the second anniversary of the closing date of the securitization that includes that last note of the One Wilshire Whole Loan to be securitized.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

One Wilshire

The table below summarizes the promissory notes that comprise the One Wilshire Whole Loan. The relationship between the holders of the One Wilshire Whole Loan will be governed by a co-lender agreement as described “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$90,000,000	$90,000,000	Benchmark 2022-B32	Yes
A-2	80,000,000	80,000,000	Benchmark 2022-B33	No
A-3	85,000,000	85,000,000	GSBI(1)	No
A-4	94,250,000	94,250,000	GSBI(1)	No
A-5	40,000,000	40,000,000	GSBI(1)	No
Total	$389,250,000	$389,250,000

(1)	Expected to be contributed to one or more future securitization trusts.

■	The Mortgaged Property. The One Wilshire Property is 30 story office building with a total rentable area of 661,553 SF (664,248 SF inclusive of the parking floors) located on an approximately 1.36-acre site at 624 South Grand Avenue in Los Angeles, California. The One Wilshire Property was originally constructed in 1967 and renovated in 1992. Additionally, there is also a 491 space five-level subterranean parking garage with 14 additional surface parking spaces. As of November 1, 2021, the One Wilshire Property was 87.3% leased to a variety of tenants, the largest being CoreSite.

The largest tenant, CoreSite (176,685 SF; 26.7% of net rentable area; 40.5% of underwritten base rent) currently operates 24 data centers across eight markets in the United States. CoreSite provides hybrid IT solutions that empower enterprises, cloud, network, and IT service providers to monetize and future-proof their digital business. CoreSite has been at the One Wilshire Property since 2007 and currently leases 35 suites. CoreSite extended its lease in August 2017. CoreSite’s lease expires in July 2029 and features three, five-year extension options, each with 270-day notice periods. On December 28 2021, it was announced that American Tower, a telecommunication infrastructure focused REIT, had finalized its acquisition of CoreSite. CoreSite is now a subsidiary of American Tower and no information has been provided that there will be any proposed changes to the legal entity operating at the One Wilshire Property and on the relevant leases. CoreSite subleases 10,848 SF expiring on July 31, 2029 ($105.88 PSF) from GI TC One Wilshire Services, a borrower sponsor affiliate, which brings its total footprint at the One Wilshire Property to 187,533 SF (28.3% of net rentable area).

The second largest leased tenant, Musick Peeler (106,475 SF; 16.1% of net rentable area; 8.4% of underwritten base rent) is a national law firm that offers representation in a wide variety of legal matters including appellate, banking and finance, corporate, business and technology, intellectual property, real estate, and trusts & estates and delivers legal services across the globe. Musick Peeler is a member of Ally Law, an alliance of international law firms. Musick Peeler has been at the One Wilshire Property since 1997 and expanded its space in 2004.

The third largest leased tenant, Verizon Global Networks (through its affiliated entities) (61,881 SF; 9.4% of net rentable SF; 13.4% of underwritten base rent) (“Verizon”) formed on June 30, 2000 and is one of the world’s leading providers of technology and communications services. Verizon is headquartered in New York City and in 2020 generated revenues of approximately $128.3 billion. Verizon offers voice, data and video services and solutions on its award-winning networks and platforms, delivering on customers’ demand for mobility, reliable network connectivity, security and control. Verizon has been at the One Wilshire Property since August 1982 and expanded its space in 1986, 1990, 1998, 2003, and 2012.

■	COVID-19 Update. As of February 7, 2022, the One Wilshire Property was open and operating. Rent collections for the One Wilshire Property were 100.0% and 100.0% for December 2021 and January 2022, respectively. There has been no rent relief requested but the following tenants did not pay base rent in December 2021 and January 2022 and are currently in bankruptcy (and excluded from the underwritten cash flows): (i) Starving Student Catering and (ii) Spectrum Link. As of February 7, 2022, no loan modification or forbearance requests have been made on the One Wilshire Whole Loan. The February debt service payment was made.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

One Wilshire

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the One Wilshire Property:

Largest Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA (SF)	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
CoreSite(4)	NR/NR/NR	176,685	26.7%	$17,276,987	40.5%	$97.78	7/31/2029	3, 5-year options
Verizon Global Networks(5)	NR/NR/NR	61,881	9.4	5,728,129	13.4	$92.57	Various	2, 5-year options
CenturyLink Communications, LLC(6)	NR/NR/NR	56,251	8.5	5,436,204	12.7	$96.64	Various	2, 5-year options
Musick Peeler	NR/NR/NR	106,475	16.1	3,577,352	8.4	$33.60	10/31/2023	1, 5-year option
Zayo	NR/NR/NR	32,017	4.8	1,788,285	4.2	$55.85	10/31/2033	2, 10-year options
Crown Castle(7)	NR/NR/NR	26,361	4.0	1,567,052	3.7	$59.45	Various	2, 5-year options
Crowell, Weedon	NR/NR/NR	43,301	6.5	1,463,883	3.4	$33.81	12/31/2024	1, 5-year option
GI TC One Wilshire Services (MMR Operated by CoreSite)	NR/NR/NR	10,848	1.6	1,153,482	2.7	$106.33	7/31/2031	None
China Telecom	NR/NR/NR	11,066	1.7	652,605	1.5	$58.97	9/30/2022	1, 5-year option
MPower Communications	NR/NR/NR	7,427	1.1	616,557	1.4	$83.02	3/31/2030	1, 5-year option
Ten Largest Owned Tenants		532,312	80.5%	$39,260,536	91.9%	$73.75
Remaining Owned Tenants		45,017	6.8	3,441,496	8.1	$76.45
Vacant Spaces (Owned Space)		84,224	12.7	0	0.0	$0.00
Totals / Wtd. Avg. All Owned Tenants		661,553	100.0%	$42,702,032	100.0%	$73.97

(1)	Based on the underwritten rent roll dated November 1, 2021.

(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF are inclusive of contractual rent steps underwritten through the termination option per the tenant’s lease.

(4)	CoreSite subleases 10,848 SF expiring on July 31, 2029 ($105.88 PSF) from GI TC One Wilshire Services, which brings its total footprint at the One Wilshire Property to 187,533 SF.

(5)	Verizon Global Networks leases 24,283 SF expiring July 31, 2029, 18,835 SF expiring December 14, 2026, 7,905 SF expiring December 14, 2023, 4,698 SF expiring August 21, 2030, 3,907 SF expiring July 15, 2025, 2,253 SF expiring April 30, 2025 and antenna space expiring July 31, 2022.

(6)	CenturyLink Communications, LLC (through affiliated leases) leases 35,925 SF expiring December 31, 2025, 10,318 SF expiring April 30, 2023 and 10,008 SF expiring November 30, 2026. CenturyLink Communications, LLC has the one-time right to reduce its space at the One Wilshire Property by 7,445 SF on June 30, 2023 with nine months’ notice and payment of a reduction fee.

(7)	Crown Castle leases 14,199 SF expiring December 31, 2025 and 12,162 SF on a month to month basis.

The following table presents certain information relating to the lease rollover schedule at the One Wilshire Property:

Lease Expiration Schedule(1)(2)(3)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(4)	% of Total UW Base Rent(4)	UW Base Rent $ per SF(4)	# of Expiring Leases
MTM	12,162	1.8%	1.8%	$370,342	0.9%	$30.45	6
2022	21,101	3.2	5.0%	1,393,624	3.3	$66.05	10
2023	137,204	20.7	25.8%	6,238,286	14.6	$45.47	15
2024	46,163	7.0	32.7%	1,645,896	3.9	$35.65	8
2025	63,034	9.5	42.3%	5,770,068	13.5	$91.54	16
2026	38,052	5.8	48.0%	3,488,714	8.2	$91.68	8
2027	0	0.0	48.0%	0	0.0	$0.00	1
2028	0	0.0	48.0%	0	0.0	$0.00	0
2029	200,968	30.4	78.4%	19,494,511	45.7	$97.00	36
2030	15,780	2.4	80.8%	1,358,824	3.2	$86.11	4
2031	10,848	1.6	82.4%	1,153,482	2.7	$106.33	1
2032 & Thereafter	32,017	4.8	87.3%	1,788,285	4.2	$55.85	5
Vacant	84,224	12.7	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	661,553	100.0%		$42,702,032	100.0%	$73.96	110

(1)	Based on the underwritten rent roll dated November 1, 2021.

(2)	Lease Rollover Schedule is based on the lease expiration dates of all direct leases in place.

(3)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Rollover Schedule. See “Tenant Summary” above.

(4)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF are inclusive of contractual rent steps underwritten through the termination option per the tenant’s lease.

The following table presents certain information relating to historical occupancy at the One Wilshire Property:

Historical Leased %(1)

2019	2020	As of 11/1/2021
90.3%	89.4%	87.3%

(1)	Historical Occupancies are as of December 31 of each respective year.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

One Wilshire

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the One Wilshire Property:

Cash Flow Analysis

	2019	2020	T-12 9/30/2021	Underwritten	Underwritten $ per SF
Base Rent(1)	$38,070,245	$40,022,711	$40,990,035	$42,702,032	$64.55
Reimbursements	2,522,775	3,320,201	3,668,783	3,725,129	5.63
Vacancy & Credit Loss	(968,281)	(195,262)	(336,103)	(7,120,420)	(10.76)
Other Income(2)	7,507,780	7,717,265	7,842,263	8,182,721	12.37
Gross Up Vacancy	0	0	0	7,120,420	10.76
Effective Gross Income	$47,132,520	$50,864,916	$52,164,978	$54,609,882	$82.55
Total Operating Expenses	15,521,713	16,294,726	16,537,821	17,099,493	25.85
Net Operating Income	$31,610,806	$34,570,190	$35,627,157	$37,510,389	$56.70
TI/LC	0	0	0	471,918	0.71
Capital Expenditures	0	0	0	119,080	0.18
Net Cash Flow	$31,610,806	$34,570,190	$35,627,157	$36,919,391	$55.81

(1)	Underwritten Base Rent is based on the underwritten rent roll as of November 1, 2021.

(2)	Other Income includes Conduit, Generator, Condenser Water, Fluid Chiller, Junction Box, Roof & Antenna, Meet-Me-Room, Parking and Storage.

■	Appraisal. According to the appraisal, the One Wilshire Property had an “as-is” appraised value of $913,000,000 as of November 5, 2021.

■	Environmental Matters. According to a Phase I environmental report dated December 3, 2021, there are no recognized environmental conditions or recommendations for further action at the One Wilshire Property.

■	Market Overview and Competition. The One Wilshire Property is located in Los Angeles County in the Los Angeles-Long Beach-Anaheim metropolitan statistical area (“MSA”). Los Angeles County is the most populous county in the United States with a 2010 U.S. Census population of 9,818,605 and also has one of the largest economies in the world. Los Angeles is the sixth largest data center market in the United States by square footage. Los Angeles also benefits from a large number of technology, government, financial, and defense companies with large presences in the market.

The One Wilshire Property is within the Financial District of Downtown Los Angeles central business district submarket. The Downtown Los Angeles central business district submarket is home to a number of professional services companies including law firms, insurance companies and consulting firms. Notable companies with a presence in the area include Deloitte, Charles Schwab, Boston Consulting Group, Spotify and CBRE. The Downtown Los Angeles County Office submarket reported a vacancy level of 21.3% and average office asking rent of $41.70 per SF as of the third quarter of 2021. The Los Angeles county office market reported a vacancy level of 19.2% and average office rents of $43.85 per SF as of the third quarter of 2021.

According to the appraisal, the 2020 population, population growth from 2010-2020 and average household income are presented in the chart below:

	Los Angeles City	Los Angeles County	LA-Long Beach-Anaheim MSA
Population	3,967,152	10,173,432	13,403,861
Population Growth	4.60%	3.61%	4.48%
Average Household Income	$97,592	$101,935	$107,748

■	The Borrower. The borrower is GI TC One Wilshire, LLC, a Delaware limited liability company. The borrower is structured to be a single purpose bankruptcy-remote entity, having at least two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the One Wilshire Whole Loan. The nonrecourse carve-out guarantor is TechCore, LLC (“TechCore”), a joint venture between GI Partners (“GI”) and the California Public Employees’ Retirement System (“CalPERS”). GI is the manager of TechCore and fund manager. CalPERS is the non-controlling member. TechCore is an

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

One Wilshire

investment vehicle that invests in technology-advantaged real estate in the United States, including data centers, internet gateways, and corporate campuses for technology tenants, and life science properties located in primary MSAs, leased to industry leading tenants.

■	Escrows. On the origination date of the One Wilshire Whole Loan, the borrower was not required to deposit reserves.

On each due date, the borrower is required to fund the following reserves with respect to the One Wilshire Whole Loan: (i) a tax reserve in an amount equal to one-twelfth of the reasonably estimated annual real estate taxes unless the borrower timely pays such taxes, promptly provides to the lender evidence of such payment reasonably acceptable to the lender and there is no continuing material event of default for a period in excess of 30 or more consecutive days; (ii) an insurance reserve in an amount equal to one-twelfth of reasonably estimated insurance premiums unless the borrower maintains a blanket policy in accordance with the One Wilshire Whole Loan documents and the borrower provides proof of payment of the applicable insurance premiums; and (iii) during the continuance of a One Wilshire Cash Sweep Period (as defined below), a capital expenditures reserve in an amount equal to approximately $9,923 in accordance with the One Wilshire Whole Loan documents. Amounts are disbursed from the capital expenditures reserve for capitalized expenditures (including expenditures for building improvements or major repairs, leasing commissions and tenant improvements) at the One Wilshire Property in accordance with the One Wilshire Whole Loan documents.

CoreSite Funds Reserve - Within 30 days after a binding decision is made in relation to the pending arbitration with tenant CoreSite regarding certain disputed prior CAM charges of approximately $1.8 million, the borrower is required to (a) provide the lender with written evidence of such decision and (b) to the extent the annual underwritable cash flow is less than the origination date net operating income (“NOI”) as of such date as a result of the decision from the related arbitration or any amendments to the leases entered with CoreSite as a consequence of the decision from the related arbitration, deposit with the lender into a CoreSite funds reserve an amount equivalent to the difference between the CoreSite underwritten annual expense reimbursements and the amount of any reduced annual expense reimbursements to be paid by CoreSite for the immediately subsequent 12 month period under the terms of its leases (the “Required Minimum Balance”). To the extent the amount of annual expense reimbursements to be paid by CoreSite are subject to adjustment under the terms of its leases, the borrower will deposit with the lender within 30 days of any adjustment any shortfall such that the balance maintained in the CoreSite funds reserve is always equal to Required Minimum Balance.

Operating Expense Funds Reserve - The borrower is required to deposit into an operating expense funds reserve during the continuance of a One Wilshire Cash Sweep Period, an amount equal to the aggregate amount of approved operating expenses and approved extraordinary expenses to be incurred by the borrower for the then current interest period in accordance with the One Wilshire Whole Loan documents. The lender is required to disburse the operating expense funds to the borrower to pay approved operating expenses and approved extraordinary expenses upon the borrower’s request (which such request must be accompanied by an officer’s certificate detailing the applicable expenses to which the requested disbursement relates and attesting that such expense will be paid with the requested disbursement).

Lease Sweep Reserve - The borrower is required to deposit into a lease sweep reserve during the continuance of a One Wilshire Cash Sweep Period, an amount equal to approximately $41,347 for leasing expenses in accordance with the One Wilshire Whole Loan documents. Amounts are disbursed from the lease sweep reserve for leasing space at the One Wilshire Property pursuant to leases entered into in accordance with the One Wilshire Whole Loan documents, including leasing commissions, concessions and improvements in accordance with the One Wilshire Whole Loan documents.

Excess Cash Flow Reserve - The borrower is required to deposit into an excess cash flow reserve during the continuance of a One Wilshire Cash Sweep Period, any excess cash flow in accordance with the One Wilshire Whole Loan documents. Amounts are disbursed from the excess cash flow reserve in accordance with the One Wilshire Whole Loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

One Wilshire

■	Lockbox and Cash Management. The One Wilshire Whole Loan is structured with a hard lockbox and springing cash management. The borrower was required to direct each tenant to remit all rents directly to a lender-controlled lockbox account. In addition, the borrower is required to cause all cash revenues relating to the One Wilshire Property and all other money received by the borrower or the property manager with respect to The One Wilshire Property to be deposited into the lockbox account within two business days of receipt. On each business day during the continuance of a One Wilshire Cash Sweep Period under the One Wilshire Whole Loan, all amounts in the lockbox account are required to be remitted to the cash management account. To the extent no One Wilshire Cash Sweep Period is continuing, all funds in the lockbox account are required to be transferred to the borrower’s operating account.

Prior to the ARD, on each due date during the continuance of a One Wilshire Cash Sweep Period under the One Wilshire Whole Loan, all funds on deposit in the cash management account after the application of such funds in accordance with the One Wilshire Whole Loan documents are required to be held by the lender in the excess cash flow reserve as additional collateral for the One Wilshire Whole Loan and disbursed in accordance with the One Wilshire Whole Loan documents. If the One Wilshire Whole Loan is not paid by the ARD, from and after the ARD, the One Wilshire Whole Loan will accrue interest at the Adjusted Interest Rate; however, interest accrued at the excess of the Adjusted Interest Rate over the Initial Interest Rate will be deferred. After the ARD, all amounts on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses will be required to be applied to the prepayment of the outstanding principal balance of the One Wilshire Whole Loan, until the outstanding principal balance has been reduced to zero, then to any excess interest until the excess interest has been reduced to zero and then to any other indebtedness due under the One Wilshire Whole Loan until the other indebtedness has been reduced to zero.

A “Cash Sweep Period” means a period (i) commencing upon any of (a) an event of default, (b) the debt yield falling below 7.0% as of the end of any fiscal quarter (each, a “Debt Yield Cash Sweep Trigger Event”), or (c) the ARD; and (ii) expiring upon (x) with regard to any One Wilshire Cash Sweep Period commenced in connection with clause (a) above, the cure or waiver (if applicable) of such event of default, (y) with regard to any One Wilshire Cash Sweep Period commenced in connection with clause (b) above, at such time as the debt yield has equaled or exceeded 7.0% for two consecutive fiscal quarters or, to the extent the borrower provides evidence that the sole reason a Debt Yield Cash Sweep Trigger Event occurs is a vacating data center underwriting adjustment or a vacating non-data center underwriting adjustment, each as more particularly described in the One Wilshire Whole Loan documents, the amount of funds deposited in the excess cash flow account as a result of the related Debt Yield Cash Sweep Trigger Event is equal to the applicable Excess Cash Flow Account Threshold Amount (as defined below) or (z) with regard to any One Wilshire Cash Sweep Period commenced in connection with clause (c) above, the payment in full of the outstanding One Wilshire Whole Loan. Notwithstanding the foregoing, a One Wilshire Cash Sweep Period will not be deemed to expire in the event that a One Wilshire Cash Sweep Period then exists for any other reason.

“Excess Cash Flow Account Threshold Amount” means, (i) in the case of a vacating data center underwriting adjustment, $15.00 times the rentable SF of the leased premises which is subject to a lease which caused the related vacating data center underwriting adjustment, and (ii) in the case of a vacating non-data center underwriting adjustment, $75.00 times the rentable SF of the leased premises which is subject to a lease which caused the related vacating non-data center underwriting adjustment.

■	Property Management. The One Wilshire Property is managed by GI Property Manager (CA) Inc., a Delaware corporation, a third party management company / affiliate of the borrower sponsor.

■	Current Mezzanine or Secured Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

One Wilshire

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the One Wilshire Property. If TRIPRA or a subsequent statute is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

601 Lexington Avenue

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

601 Lexington Avenue

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

601 Lexington Avenue

MAP © 2022 CARTIFACT
DATA © OSM CONTRIBUTORS
Central Park
The Pond
601 Lexington Avenue
601 Lexington Avenue
New York, NY 10022
MIDTOWN
ROCKEFELLER CENTER
TURTLE BAY
Bloomingdale's
The Plaza
General Motors Bldg
Solow Building
Bergdorf Goodman
Sony Building
Museum of Modern Art (MOMA)
399 Park
Lipstick Building
Seagram Bldg
666 Fifth
Olympic Tower
Saint Patrick's Cathedral
Radio City Music Hall
International Building
Time & Life Building
RCA Building
Waldorf Astoria Hotel
Post Office
Bloomberg HQ
Equitable Life Assurance Society
Sperry Rand Building
Calyon Building
CBS Building
McGraw-Hill Building
Celanese Building
J.P. Stevens Company Tower
277 Park
245 Park
485 Park
237 Park
Helmsley Building
Met Life Building
Grand Central Terminal
Grand Hyatt
Graybar Building
US Post Office
Chrysler Bldg
425 Lexington
Bank of America Plaza
Bank of America Tower
One Vanderbilt
Grace Building
Hippodrome Building
Sperry & Hutchinson Building
Sutton Place Synagogue
Hungarian Cultural Center
599 Lexington
880 Third
919 Third
1345 Sixth
1251 Sixth
E 53RD STREET
W 53RD STREET
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
SECOND AVENUE
SIXTH AVENUE
New York
MANHATTAN
Hudson River
East River
UPPER WEST SIDE
UPPER EAST SIDE
MIDTOWN
Times Square
Empire State Building
Central Park
CHELSEA
SOHO
BROOKLYN
JERSEY CITY
FINANCIAL DISTRICT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

601 Lexington Avenue

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GACC, CREFI
Location (City / State)	New York, New York	Cut-off Date Balance(1)	$80,000,000
Property Type	Office	Cut-off Date Balance per SF(1)	$431.65
Size (SF)	1,675,659	Percentage of Initial Pool Balance	7.4%
Total Occupancy as of 11/1/2021	96.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 11/1/2021	96.3%	Type of Security	Fee / Leasehold
Year Built / Latest Renovation	1977 / 2021	Mortgage Rate	2.79196%
Appraised Value	$1,700,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$159,706,334
Underwritten Expenses	$64,433,228	Escrows(2)
Underwritten Net Operating Income (NOI)	$95,273,106	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$92,110,483	Taxes	$0	Springing
Cut-off Date LTV Ratio(1)	42.5%	Insurance	$0	Springing
Maturity Date LTV Ratio(1)	42.5%	Replacement Reserve	$0	Springing
DSCR Based on Underwritten NOI / NCF(1)	4.65x / 4.50x	TI / LC	$0	Springing
Debt Yield Based on Underwritten NOI / NCF(1)	13.2% / 12.7%	Other(3)(4)	$61,289,797	$0

Sources and Uses
Sources	$	%	Uses	$	%
Senior Loan	$723,300,000	72.3%	Loan Payoff	$618,492,902	61.8%
Subordinate Debt	276,700,000	27.7	Return of Equity	368,350,972	36.8
Closing Costs	13,156,127	1.3
Total Sources	$1,000,000,000	100.0%	Total Uses:	$1,000,000,000	100.0%

(1)	The 601 Lexington Avenue Loan (as defined below) is part of the 601 Lexington Avenue Whole Loan (as defined below) with an original aggregate principal balance of $1,000,000,000. The Cut-off Date Balance per SF, Debt Yield Based on Underwritten NOI / NCF, DSCR Based on Underwritten NOI / NCF, Cut-off Date LTV Ratio and Maturity Date LTV Ratio numbers presented above are based on the 601 Lexington Avenue Senior Loan (as defined below) and exclude the 601 Lexington Avenue Subordinate Companion Loan (as defined below). The Cut-off Date Balance per SF, Debt Yield Based on Underwritten NOI / NCF, DSCR Based on Underwritten NOI / NCF, Cut-off Date LTV Ratio and Maturity Date LTV Ratio based upon the 601 Lexington Avenue Whole Loan are $596.8, 9.5% / 9.2%, 3.37x / 3.25x, 58.8% / 58.8%, respectively.

(2)	See “Escrows” below for further discussion of reserve requirements.

(3)	BPLP (as defined below) provided a payment guaranty in lieu of depositing $52,315,328 at origination for approved leasing expenses outstanding at the time of origination of the 601 Lexington Avenue Whole Loan.

(4)	BPLP provided a payment guaranty in lieu of depositing $8,974,469 at origination for the free rent and gap rent outstanding for six tenants at the time of origination of the 601 Lexington Avenue Whole Loan.

■	The Mortgage Loan. The 601 Lexington Avenue mortgage loan (the “601 Lexington Avenue Loan”) is part of a Whole Loan (the “601 Lexington Avenue Whole Loan”) with an aggregate outstanding principal balance as of the Cut-off Date of $1,000,000,000, which is secured by the borrowers’ fee interest in three condominium units and a leasehold interest in a portion of a fourth condominium unit relating to an office building located in New York, New York (the “601 Lexington Avenue Property”). The 601 Lexington Avenue Loan is evidenced by the non-controlling notes A-2-C1, A-2-C3-2, A-2-C4 and A-4-C3, with an aggregate outstanding principal balance as of the Cut-off Date of $80,000,000, representing approximately 7.4% of the Initial Pool Balance. The 601 Lexington Avenue Whole Loan is comprised of 23 senior pari passu notes with an aggregate principal balance as of the Cut-off Date of $723,300,000 (the “601 Lexington Avenue Senior Loan”) and four junior pari passu notes with an aggregate principal balance as of the Cut-off Date of $276,700,000 (the “601 Lexington Avenue Subordinate Companion Loan”) as detailed in the “Whole Loan Summary” table below. The 601 Lexington Avenue Whole Loan was co-originated on December 10, 2021, by Wells Fargo Bank, National Association (“WFB”), DBR Investments Co. Limited (“DBRI”), Morgan Stanley Bank, N.A. (“MSBNA”) and Citi Real Estate Funding Inc. (“CREFI”). CREFI is contributing note A-4-C3, with a principal balance of $50,153,070 as of the Cut-off Date, and GACC is contributing notes A-2-C1, A-2-C3-2 and A-2-C4, with an aggregate principal balance of $29,846,930 as of the Cut-off Date. The borrowers utilized the proceeds of the 601 Lexington Avenue Whole Loan to refinance a prior mortgage loan, pay origination costs and return equity to the borrower sponsor.

The 601 Lexington Avenue Whole Loan has an interest rate of 2.79196% per annum. The 601 Lexington Avenue Whole Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The 601 Lexington Avenue Whole Loan requires payments of interest only until the stated maturity date in January 2032. Voluntary prepayment of the 601 Lexington Avenue Whole Loan without penalty is prohibited prior to the due date in July 2031. At any time after the earlier of December 10, 2024 and the date that is two years after the closing date of the REMIC trust established in connection with the securitization of the last portion of the 601 Lexington Avenue Whole Loan, the 601 Lexington Avenue Whole Loan may be defeased in whole (but not in part) with direct,

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

601 Lexington Avenue

non-callable obligations of or guaranteed by the United States of America or other non-callable obligations as to which would not cause the issuing entity to fail to maintain its status as a REMIC and as to which rating agency confirmation has been received.

The table below summarizes the promissory notes that comprise the 601 Lexington Avenue Whole Loan. The relationship between the holders of the 601 Avenue Lexington Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans—The 601 Lexington Avenue Whole Loan” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Anticipated Note Holder	Controlling Piece
A-2-C1, A-2-C3-2, A-2-C4, A-4-C3(1)	$80,000,000	$80,000,000	Benchmark 2022-B33	No
A-1-S1	52,500,000	52,500,000	BXP 2021-601L	Yes
A-1-C1	17,500,000	17,500,000	WFB(2)	No
A-1-C2	67,543,860	67,543,860	BANK 2022-BNK39	No
A-1-C3	67,543,860	67,543,860	WFB(2)	No
A-1-C4	48,067,280	48,067,280	WFB(2)	No
A-2-S1	33,000,000	33,000,000	BXP 2021-601L	No
A-2-C2-1	43,479,070	43,479,070	DBRI(2)	No
A-2-C2-2	12,800,000	12,800,000	Benchmark 2022-B32	No
A-2-C3-1	40,000,000	40,000,000	BMO 2022-C1	No
A-3-S1	33,000,000	33,000,000	BXP 2021-601L	No
A-3-C1	11,000,000	11,000,000	MSBNA(2)	No
A-3-C2	42,456,140	42,456,140	BANK 2022-BNK39	No
A-3-C3	42,456,140	42,456,140	MSBNA(2)	No
A-3-C4	30,213,720	30,213,720	MSBNA(2)	No
A-4-S1	31,500,000	31,500,000	BXP 2021-601L	No
A-4-C1	10,500,000	10,500,000	CREFI(2)	No
A-4-C2-1	41,520,930	41,520,930	CREFI(2)	No
A-4-C2-2	12,200,000	12,200,000	Benchmark 2022-B32	No
A-4-C4	6,019,000	6,019,000	CREFI(2)	No
Total (Senior Notes)	$723,300,000	$723,300,000
B-1	96,845,000	96,845,000	BXP 2021-601L	No
B-2	60,874,000	60,874,000	BXP 2021-601L	No
B-3	60,874,000	60,874,000	BXP 2021-601L	No
B-4	58,107,000	58,107,000	BXP 2021-601L	No
Total (Whole Loan)	$1,000,000,000	$1,000,000,000

(1)	CREFI is contributing Note A-4-C3, with a principal balance of $50,153,070 as of the Cut-off Date, and GACC is contributing notes A-2-C1, A-2-C3-2, and A-2-C4, with an aggregate principal balance of $29,846,930 as of the Cut-off Date.

(2)	Expected to be contributed to one or more future securitization transactions or otherwise transferred at any time.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

601 Lexington Avenue

■	The Mortgaged Property. The 601 Lexington Avenue Property is comprised of the borrowers’ fee and leasehold interests in certain condominium units within a 59-story, Class A, office tower located in Midtown Manhattan at East 53rd Street and Lexington Avenue. Situated on an approximately 1.6-acre site, the property consists of approximately 1.7 million SF of office and retail space, which includes a high-rise office tower as well as a six-story office and retail building totaling 227,276 SF situated at the base (the “Low Rise Building”). The building, with a 45° angled top and a stilt-style base, was designated as a landmark by the New York City Landmarks Preservation Commission in September 2016. As of November 1, 2021, the 601 Lexington Avenue Property was 96.3% leased. Investment grade tenants and tenants included in a legal industry magazine listing of the largest global 200 law firms by gross revenue represent 83.6% of the NRA and 85.7% of underwritten gross rent. Further, the top four tenants represent 71.6% of underwritten gross rent and have a weighted average remaining lease term of 14.9 years.

Originally built in 1977, the 601 Lexington Avenue Property underwent renovations totaling approximately $283 million in 2021, which included repositioning the Low Rise Building as well as the redevelopment of the ground and lower level space into a food hall. Following the repositioning, the Low Rise Building includes 195,326 SF of office space, 31,950 SF of retail space, a public marketplace and a new dedicated street-level entrance and lobby for low-rise office floors. The food hall (known as The Hugh) contains a collection of 15 restaurants, bars and food retailers and is directly connected to a public plaza that provides access to the East 53rd Street subway stop. Additional amenities of the Low Rise Building include a succession of rooftop terraces on each floor as well as a fitness center. The Low Rise Building office space is fully leased to NYU, which utilizes the space to house NYU Langone Health. In addition, NYU is occupying a portion of the land owned by the adjoining St. Peter’s Church (see “—Ground Lease” section below).

■	COVID-19 Update. As of February 1, 2022, the 601 Lexington Avenue Whole Loan is not subject to any forbearance, modification or debt service relief request. The borrower sponsor reported that the only tenant with outstanding rent relief is Hillstone (7,800 SF, 0.5% of NRA, 0.9% of underwritten gross rent), which received an abatement of 50% of six months’ rent (approximately $168,000 from September 1, 2020 to February 28, 2021), which it is expected to repay over the course of 2022 and 2023. The 601 Lexington Avenue Whole Loan was current as of the February 9, 2022 payment date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

601 Lexington Avenue

The following table presents certain information relating to the top ten tenants at the 601 Lexington Avenue Property:

Top Ten Tenants Based on Underwritten Gross Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Gross Rent(3)(4)	% of Total UW Gross Rent(3)	UW Gross Rent $ per SF(3)(4)	Lease Expiration	Renewal / Extension Options
Kirkland & Ellis(5)	NR/NR/NR	616,139	36.8%	$61,225,450	39.4	$99.37	2/28/2039(6)	None
Citibank(7)(8)	Aa3/A+/A+	216,256	12.9	19,030,810	12.3	$88.00	Various(9)	4, 5-year extensions
New York University(10)	Aa2/NR/AA-	195,326	11.7	15,697,290	10.1	$80.36	10/31/2049	1, 10 year extension
Freshfields Bruckhaus Deringer(11)	NR/NR/NR	139,243	8.3	15,272,330	9.8	$109.68	6/30/2026	2, 5-year extensions
Citadel	Baa2/NR/BBB	144,193	8.6	13,771,418	8.9	$95.51	8/31/2022(12)	None
Blackstone	NR/A+/A+	89,967	5.4	8,067,806	5.2	$89.68	12/31/2027	2, 5-year extensions
BTG	NR/NR/NR	31,401	1.9	4,747,674	3.1	$151.19	3/31/2028	1, 5-year extensions
Apax	NR/NR/NR	31,401	1.9	4,093,254	2.6	$130.35	7/31/2026	1, 5-year extensions
OrbiMed	NR/NR/NR	31,401	1.9	3,543,036	2.3	$112.83	3/31/2033	2, 5-year extensions
Siris Capital Group(13)	NR/NR/NR	18,928	1.1	2,331,624	1.5	$123.18	9/30/2030	None
Total / Wtd. Avg.		1,514,255	90.4%	$147,780,691	95.2%	$97.59
Other Tenants		99,343	5.9	7,530,269	4.8	$75.80
Vacant Space		62,061	3.7	0	0.0	$0.00
Total/Wtd. Avg.		1,675,659	100.0%	$155,310,960	100.0%	$96.25(14)

(1)	Based on the underwritten rent roll as of November 1, 2021.

(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.

(3)	The UW Gross Rent, % of Total UW Gross Rent and UW Gross Rent $ per SF are based on the underwritten gross rent based on the underwritten rent roll.

(4)	The UW Gross Rent and UW Gross Rent $ per SF shown above include contractual rent steps through September 2022 totaling approximately $128,513 and CAM reimbursements totaling approximately $9,276,516. The lender’s underwriting gives separate credit for straight-line rent averaging for an investment grade tenant (New York University (“NYU”)) and tenants included in a legal industry magazine listing of the largest global 200 law firms by gross revenue Kirkland & Ellis (“K&E”) and Freshfields Bruckhaus Deringer (“Freshfields”)) through loan maturity. The total implied underwritten rental rate for K&E, NYU, and Freshfields, inclusive of the straight line credit, is approximately $108.46, $85.17 and $111.22 PSF, respectively. See “Underwritten Net Cash Flow” below.

(5)	Includes 600 SF of storage space.

(6)	For floor 32 only, K&E has a June 30, 2027 termination option by March 31, 2026 upon the payment of unamortized leasing costs. Additionally, as of February 28, 2034, K&E can terminate either its highest or lowest odd-numbered floor (one floor only) other than the 51st floor.

(7)	Includes 6,333 SF of storage space.

(8)	Citibank is currently subleasing suites 1900 and 2100 totaling 59,978 SF (3.6% of NRA). The property was originally developed as Citicorp’s headquarters and the bank was previously an owner of the property.

(9)	Floors 18 and 20 (59,978 SF) expire in December 2022, floors 19 and 21 (59,978 SF) expire in August 2023, floor 23 (29,989 SF) expires in April 2027 and floors 24 and 25 (66,311 SF) expire in April 2032. Citibank is expected to vacate the space expiring in December 2022 and August 2023.

(10)	NYU is not yet in occupancy of its full space. NYU is expected to take occupancy of its full space by April or May 2022, and is currently paying rent. We cannot assure you that NYU will take occupancy as expected or at all. NYU’s lease is structured as a leasehold condominium for a period of approximately 30 years through October 2049. The leasehold condominium is structured as a standard lease and is operated as a leasehold condominium to allow the tenant to benefit from its tax exempt entity status. See “Condominium Regime” below.

(11)	Freshfields is currently subleasing suite 5510 totaling 15,932 SF (1.0% of NRA). As of the origination date, Freshfields was also publicly marketing the remainder of its leased space for sublet.

(12)	Citadel has provided notice it intends to vacate at its lease expiration in August 2022.

(13)	Siris Capital Group has the option to terminate all its space on September 30, 2027 with notice by September 30, 2026 (12 months) and the payment of unamortized leasing costs.

(14)	Total/Wtd. Avg. UW Gross Rent $ per SF excludes vacant space.

The following table presents certain information relating to the lease rollover schedule at the 601 Lexington Avenue Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Gross Rent(3)	% of Total UW Gross Rent(3)	UW Gross Rent $ per SF(3)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2022	204,171	12.2	12.2%	$19,035,831	12.3	$93.23	10
2023	59,978	3.6	15.8%	$5,264,413	3.4	$87.77	2
2024	5,724	0.3	16.1%	$658,260	0.4	$115.00	1
2025	0	0.0	16.1%	$0	0.0	$0.00	0
2026	170,645	10.2	26.3%	$19,365,584	12.5	$113.48	7
2027	119,956	7.2	33.4%	$10,820,276	7.0	$90.20	4
2028	31,401	1.9	35.3%	$4,747,674	3.1	$151.19	1
2029	0	0.0	35.3%	$0	0.0	$0.00	0
2030	18,928	1.1	36.5%	$2,331,624	1.5	$123.18	4
2031	37,789	2.3	38.7%	$3,050,214	2.0	$80.72	2
2032 & Thereafter	965,006	57.6	96.3%	$90,037,083	58.0	$93.30	41
Vacant	62,061	3.7	100.0%	$0	0.0	$0.00	0
Total / Wtd. Avg.	1,675,659	100.0%		$155,310,960	100.0%	$96.25(4)	72

(1)	Based on the underwritten rent roll as of November 1, 2021.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Rollover Schedule.

(3)	The UW Gross Rent $ per SF, UW Gross Rent and % of Total UW Gross Rent are based on the underwritten gross rent based on the underwritten rent roll, which includes contractual rent steps through September 2022 totaling approximately $128,513 and CAM reimbursements totaling approximately $9,276,516.

(4)	Total / Wtd. Avg. UW Gross Rent $ per SF excludes vacant space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

601 Lexington Avenue

The following table presents certain information relating to historical leasing at the 601 Lexington Avenue Property:

Historical Leased %(1)

2019	2020	As of 11/1/2021(2)
100.0%	97.6%	96.3%

(1)	As provided by the borrowers and reflects year-end occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	Based on the underwritten rent roll as of November 1, 2021.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the 601 Lexington Avenue Property:

Cash Flow Analysis(1)

	2018	2019	2020	9/30/2021 TTM	Underwritten	Underwritten $ per SF
Base Rent	$133,149,752	$135,562,062	$ 143,558,635	$144,061,141	$145,905,931	$87.07
Contractual Rent Steps(2)	$0	$0	$0	$0	$128,513	$0.08
Rent Average Benefit(3)	$0	$0	$0	$0	$6,752,020	$4.03
Grossed Up Vacant Space	$0	$0	$0	$0	$5,489,750	$3.28
Other Income	$1,616,466	$1,730,575	$2,517,181	$1,475,308	$1,452,145	$0.87
Gross Potential Rent	$134,766,218	$137,292,637	$146,075,816	$145,536,449	$159,728,359	$95.32
Tenant Recoveries	$13,799,300	$10,210,032	$9,414,939	$9,538,732	$10,422,946	$6.22
Total Gross Income	$148,565,518	$147,502,669	$155,490,755	$155,075,181	$170,151,305	$101.54
Vacancy	0	0	0	0	($10,444,971)	($6.23)
Effective Gross Income	$148,565,518	$147,502,669	$155,490,755	$155,075,181	$159,706,334	$95.31
Total Fixed Expenses	$40,239,586	$42,806,155	$43,793,006	$42,481,324	$42,326,342	$25.26
Total Variable Expenses	$21,201,772	$22,179,902	22,758,530	$23,046,048	$22,106,886	$13.19
Total Expenses	$61,441,358	$64,986,057	$66,551,536	$65,527,372	$64,433,228	$38.45
Net Operating Income	$87,124,160	$82,516,612	$88,939,219	$89,547,809	$95,273,106	$56.86
Reserves for Replacements	$0	$0	$0	$0	$418,915	$0.25
TI / LC	$0	$0	$0	$0	$2,743,708	$1.64
Net Cash Flow	$87,124,160	$82,516,612	$88,939,219	$89,547,809	$92,110,483	$54.97

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring expenses were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Represents contractual rent steps through September 2022.

(3)	Represents straight-line rent averaging for an investment grade tenant (NYU) and tenants included in a legal industry magazine listing of the largest global 200 law firms by gross revenue (K&E and Freshfields).

■	Appraisal. According to the appraisal, the 601 Lexington Avenue Property has an “as-is” appraised value of $1,700,000,000 as of October 1, 2021.

Appraisal Approach	Appraised Value	Capitalization Rate
Direct Capitalization Approach	$1,800,000,000	4.50%
Discounted Cash Flow Approach	$1,700,000,000	5.07%(1)

(1)	Represents the implied going-in cap rate.

■	Environmental Matters. According to a Phase I environmental report dated November 12, 2021, there are no recognized environmental conditions or recommendations for further action at the 601 Lexington Avenue Property.

■	Market Overview and Competition. The 601 Lexington Avenue Property is located in Midtown Manhattan at East 53rd Street and Lexington Avenue in New York, New York. The 601 Lexington Avenue Property, which takes up the majority of a city block bounded clockwise from the west by Lexington Avenue and 54th Street, benefits from its proximity to Central Park, access to the luxury shopping corridor along Fifth and Madison Avenues, and available mass transit including the 4, 5, 6, E, M, N, R, and W subway lines. The property sits on top of a public plaza (directly connected to The Hugh food hall) that provides access to the East 53rd Street subway stop.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

601 Lexington Avenue

According to a third party market research report, the 601 Lexington Avenue Property is situated within the Plaza District Office submarket of the New York City Office Market. The Plaza District is not only the largest office submarket in New York City, with approximately 91 million SF of inventory, but in the United States as well. As of October 2021, the Plaza District submarket reported a 14.4% vacancy rate (and a 17.4% availability rate) and average asking rents of $86.73 PSF, gross. The appraisal identified nine directly competitive buildings totaling approximately 10.5 million SF with a 7.0% vacancy rate and average asking rents of $102.14 PSF. The appraisal concluded to market rents ranging from $80.00 to $115.00 PSF, modified gross, for the various floors of office space at the 601 Lexington Avenue Property (see table below).

The following table presents certain information relating to the appraisal’s market rent conclusion for the 601 Lexington Avenue Property

Market Rent Summary(1)
Property/Address	Office Floors 2-22	Office Floors 23-31	Office Floors 32-42	Office Floors 43-54	East Building 55-59
Market Rent (PSF)	$80.00	$85.00	$95.00	$105.00	$115.00
Lease Term (Years)	10	10	10	15	15
Lease Type (Reimbursements)	MG	MG	MG	MG	MG
Rent Increase Projection	$10.00 PSF in year 6	$10.00 PSF in year 6	$10.00 PSF in year 6	$10.00 PSF in year 6	$10.00 PSF in year 6

(1)	Source: Appraisal, unless otherwise indicated.

The following table presents information relating to comparable office property sales for the 601 Lexington Avenue Property:

Comparable Property Sale Summary(1)
Property Name/Location	Sale Date	Year Built/Renovated	Total NRA (SF)	Occupancy	Sale Price	Sale Price PSF
601 Lexington Avenue Property New York, NY		1977/2021	1,675,659(2)	96.3%(2)
Confidential Park Ave New York, NY	Nov-2021	1994/2021	765,000	91.0%	$750,000,000	$980.39
51 West 52nd Street New York, NY	Nov-2021	1963/NAP	872,593	100.0%	$960,000,000	$1,100.17
1177 Avenue of the Americas New York, NY	Nov-2021	1987/2013	1,024,733	81.0%	$858,500,000	$837.78
550 Washington Street New York, NY	Sep-2021	1934/2022	1,257,529	100.0%	$2,020,800,000	$1,606.96
220 East 42nd Street New York, NY	Jul-2021	1930/2015	1,224,755	93.0%	$790,100,000	$645.11
One Park Avenue New York, NY	Jul-2021	1926/2000	947,894	99.0%	$875,000,000	$923.10
410 Tenth Avenue New York, NY	Dec-2020	1927/2021	634,359	98.0%	$952,840,000	$1,502.05
1633 Broadway New York, NY	May-2020	1972/2013	2,561,512	98.0%	$2,400,000,000	$936.95

(1)	Source: Appraisal, unless otherwise indicated.

(2)	Information obtained from the underwritten rent roll dated as of November 1, 2021.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

601 Lexington Avenue

Comparable Office Summary(1)
Property Name/Location	Total NRA (SF)	Year Built/Renovated	Stories	Sublease SF Available	% Occupied (Direct)	Average Asking Rent
601 Lexington Avenue Property New York, NY	1,675,659(2)	1977/2021	59	-	96.3%(2)	$96.25(2)(3)
599 Lexington Avenue(4) New York, NY	1,058,805	1986/NAP	50	0	100.0%	NAP
600 Lexington Avenue New York, NY	305,472	1983/NAP	36	34,922	87.8%	$90.00
55 East 52nd Street New York, NY	1,518,210	1981/NAP	49	0	97.6%	$95.00
65 East 55th Street New York, NY	619,631	1986/NAP	38	23,708	92.9%	$155.00
237 Park Avenue New York, NY	1,243,384	1915/NAP	21	220,823	98.6%	$75.00
245 Park Avenue New York, NY	1,787,000	1966/NAP	45	93,108	89.5%	$110.00
875 Third Avenue New York, NY	750,000	1982/NAP	29	0	87.3%	$80.00
277 Park Avenue New York, NY	1,850,000	1964/NAP	51	23,163	83.2%	$110.00
280 Park Avenue New York NY	1,320,211	1968/NAP	43	27,407	100.0%	NAP

(1)	Source: Appraisal, unless otherwise indicated.

(2)	Information obtained from the underwritten rent roll dated as of November 1, 2021.

(3)	Represents annual underwritten gross rent PSF.

(4)	599 Lexington Avenue is owned by the borrower sponsor or its affiliate.

■	The Borrowers. The borrowers are BP/CGCenter I LLC and BP/CGCenter II LLC, each a Delaware limited liability company and single purpose entity with two independent directors. The borrower sponsor is BP/CG Center MM LLC, an indirectly owned subsidiary of Boston Properties Limited Partnership and of Norges Bank Investment Management (“Norges”). There is no separate environmental indemnitor or non-recourse carveout guarantor with respect to the 601 Lexington Avenue Whole Loan. Boston Properties Limited Partnership, a Delaware Limited partnership (“Boston Properties” or “BPLP”) has executed a guaranty of certain reserve funds in place of posting such reserves, as described under “Escrows” below.

Boston Properties is the largest publicly traded developer, owner, and manager of Class A office properties in the United States, concentrated in five markets: Boston, Los Angeles, New York, San Francisco and Washington, DC. The company was founded in 1970 and became a public company in 1997. The company is a fully integrated real estate company, organized as a real estate investment trust (REIT), that develops, manages, operates, acquires and owns a diverse portfolio of primarily Class A office space. The company’s portfolio totals 52.5 million SF and 202 properties, including nine properties under construction or redevelopment. Boston Properties has held an ownership in interest in the 601 Lexington Avenue Property since 2001 and also controls property and leasing management. Norges manages the Norwegian Government Pension Fund Global, often referred to as the Norwegian oil fund. Norges manages assets worth more than 11,000 billion kroner, or about $1.3 trillion dollars. The fund is invested in international equity and fixed-income markets and in real estate.

■	Escrows.

Real Estate Taxes - Upon the occurrence and continuance of a Cash Trap Event Period (as defined below under “Lockbox and Cash Management”), the 601 Lexington Avenue Whole Loan documents require ongoing monthly real estate tax reserves in an amount equal to 1/12 of the real estate taxes that the lender reasonably estimates will be payable during the next 12 months. In lieu of making the monthly payments, the borrowers have the right to deliver to the lender a guaranty from BPLP (as described below under “BPLP Guaranty”) so long as BPLP’s senior unsecured credit rating is at least “BBB” by S&P and “Baa3” by Moody’s (the “BPLP Guarantor Required Rating”).

Insurance - Upon the occurrence and continuance of a Cash Trap Event Period, the 601 Lexington Avenue Whole Loan documents require ongoing monthly insurance reserves in an amount equal to 1/12 of the insurance premiums that the lender estimates will be payable for the renewal of the coverage during the next 12 months; provided, however, notwithstanding any Cash Trap Event Period, the reserve will not be required if the borrowers maintain a blanket insurance policy reasonably acceptable to the lender. In lieu of making the monthly payments, the borrowers

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

601 Lexington Avenue

have the right to deliver to the lender a guaranty from BPLP (as described below under “BPLP Guaranty”) so long as BPLP’s senior unsecured credit rating satisfies the BPLP Guarantor Required Rating.

Replacement Reserve – Upon the occurrence and continuance of a Cash Trap Event Period, the 601 Lexington Avenue Whole Loan documents require ongoing monthly replacement reserves of approximately $34,910, subject to a cap of $837,829. In lieu of making the monthly payments, the borrowers have the right to deliver to the lender a guaranty from BPLP (as described below under “BPLP Guaranty”) so long as BPLP’s senior unsecured credit rating satisfies the BPLP Guarantor Required Rating.

TI/LC Reserve – Upon the occurrence and continuance of a Cash Trap Event Period, the 601 Lexington Avenue Whole Loan documents require ongoing monthly TI/LC reserves of approximately $418,915, subject to a cap of $10,053,948. In lieu of making the monthly payments, the borrowers have the right to deliver to the lender a guaranty from BPLP (as described below under “BPLP Guaranty”) so long as BPLP’s senior unsecured credit rating satisfies the BPLP Guarantor Required Rating.

Outstanding Tenant Specific TI/LC Reserve – BPLP provided a payment guaranty in lieu of depositing $52,315,328 at origination for approved leasing expenses outstanding at the time of origination of the 601 Lexington Avenue Whole Loan.

Free Rent Reserve – BPLP provided a payment guaranty in lieu of depositing $8,974,469 at origination for the free rent and gap rent outstanding for six tenants at the time of origination of the 601 Lexington Avenue Whole Loan.

■	Lockbox and Cash Management. The 601 Lexington Avenue Whole Loan documents require that the borrowers establish and maintain a lender-controlled lockbox account, which is already in-place, and direct all tenants to pay rent directly into such lockbox account. The 601 Lexington Avenue Whole Loan documents also require that all rents received by the borrowers be deposited into the lockbox account within five business days of receipt. Prior to the occurrence of a Cash Trap Event Period, all funds on deposit in the lockbox account will be disbursed to the borrowers’ operating account. During a Cash Trap Event Period, all funds in the lockbox account are required to be swept each business day into the cash management account controlled by the lender and, on each payment date, all funds in the cash management account are required to be applied in accordance with the 601 Lexington Avenue Whole Loan documents to make required deposits (if any) into the real estate tax and insurance reserves, to pay debt service on the 601 Lexington Avenue Whole Loan, to make required deposits (if any) into the replacement and TI/LC reserves, and to pay operating expenses set forth in the annual budget (which is required to be approved by the lender during a Cash Trap Event Period). During a Cash Trap Event Period, any excess cash flow remaining after satisfaction of the foregoing items is required to be swept to an excess cash flow subaccount to be held by the lender as additional security for the 601 Lexington Avenue Whole Loan; provided, however, so long as no event of default exists under the 601 Lexington Avenue Whole Loan, if amounts on deposit in the TI/LC Reserve are not sufficient to pay approved leasing expenses, then upon request of the borrowers, funds in the excess cash flow subaccount are required to be disbursed for approved leasing expenses.

A “Cash Trap Event Period” will commence upon the earlier of the following: (i) the occurrence and continuance of an event of default; or (ii) the net operating income debt service coverage ratio (“NOI DSCR”) for the 601 Lexington Avenue Whole Loan falling below 1.20x at the end of any calendar quarter commencing with the calendar quarter ending on March 31, 2022.

A Cash Trap Event Period will end upon the occurrence of the following: with regard to clause (i) above, the cure of such event of default; or with regard to clause (ii) above: (a) the NOI DSCR for the 601 Lexington Avenue Whole Loan being greater than or equal to 1.20x for one calendar quarter; or (b) the borrowers delivering to the lender as additional collateral and security for the payment of the 601 Lexington Avenue Whole Loan, (x) cash to be held as an additional reserve fund that, if applied as a prepayment of the outstanding principal balance of the 601 Lexington Avenue Whole Loan, would cause the NOI DSCR to be at least 1.20x (the “Cash Management Sweep Cure Amount”), (y) a letter of credit having an aggregate notional amount in the amount of the Cash Management Sweep Cure Amount, or (z) so long as BPLP’s senior unsecured credit rating satisfies the BPLP Guarantor Required Rating, a guaranty by BPLP in the amount of the Cash Management Sweep Cure Amount.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

601 Lexington Avenue

■	BPLP Guaranty. The borrowers have the right to deliver to the lender a guaranty (a “BPLP Guaranty”) from BPLP (in the context of the BPLP Guaranty, the “BPLP Guarantor”), in lieu of making the payments to any of the reserve accounts and in lieu of making any cash deposits as alteration security, net proceeds deficiency with respect to the restoration after a casualty or condemnation or Cash Sweep Management Sweep Cure Amount, so long as BPLP’s senior unsecured credit rating meets the BPLP Guarantor Required Rating. Additionally, the borrowers have the right to deliver to the lender a BPLP Guaranty in lieu of deposits previously made for any such purpose (whereupon, the amount so replaced would then be returned to the borrowers). The aggregate amount guaranteed under any such BPLP Guaranty (together with any cash delivered by the borrowers to the lender and/or any letter of credit delivered by the borrowers to the lender) related to any such purpose, must at all times be at least equal to the aggregate amount which the borrowers are required to have on deposit for such purpose. The aggregate amount guaranteed under any BPLP Guaranty (when aggregated with the full amount of any letter of credit and/or cash on deposit) will be reduced as the borrowers expend funds for the purposes which such funds would have otherwise been deposited in the applicable reserve account. The aggregate amount of any BPLP Guaranty (and the full amount of any letter of credit obtained by BPLP) may not at any time exceed 10.0% of the outstanding principal balance of the 601 Lexington Avenue Whole Loan, unless the borrowers deliver a new non-consolidation opinion which takes into account such BPLP guarantees and letters of credit.

In the event of any downgrade, withdrawal or qualification of the rating of the BPLP Guarantor by any rating agency such that the BPLP Guarantor no longer satisfies the BPLP Guarantor Required Rating, within 10 business days of such downgrade, withdrawal or qualification, the borrowers are required to either (i) deposit with the lender cash in the amount of the guaranteed obligations under each BPLP Guaranty then outstanding, and/or (ii) provide the lender with a letter of credit with a face amount equal to the guaranteed obligations under each BPLP Guaranty then outstanding.

■	Property Management. The 601 Lexington Avenue Property is managed by Boston Properties Limited Partnership, an affiliate of the borrower sponsor.

■	Current Mezzanine or Subordinate Secured Indebtedness. The 601 Lexington Avenue Property also secures the 601 Lexington Avenue Subordinate Companion Loan, which has an aggregate Cut-off Date principal balance of $276,700,000. The 601 Lexington Avenue Subordinate Companion Loan accrues interest at the same rate as the 601 Lexington Avenue Mortgage Loan. The 601 Lexington Avenue Senior Loan is senior in right of payment to the 601 Lexington Avenue Subordinate Companion Loan. See “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans—The 601 Lexington Avenue Whole Loan” in the Preliminary Prospectus.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Ground Lease. The borrowers have an approximately 18,038 SF ground lease from the abutting St. Peter’s Lutheran Church of Manhattan (“St. Peter’s Church”), that is in turn sub-leased to NYU. The office space (floors 2-6) is 100% leased by NYU and is being used to house NYU Langone Health. NYU is occupying a portion of the Church Unit (as defined below) condominium unit owned by St. Peter’s Church. Such portion of the condominium unit is incorporated into the office building. The borrowers are required to pay ground rent ($49.96 PSF with annual escalations of 1.5%) to St. Peter’s Church. The borrowers are required to purchase the ground leased space in 2036 for a fixed price of approximately $23.3 million. See “Description of the Mortgage Pool—Mortgage Pool Characteristics—Fee & Leasehold Estates; Ground Leases” in the Preliminary Prospectus.

■	Condominium Regime. The 601 Lexington Avenue Property is comprised of (a) the borrowers’ fee simple interest in three condominium units within the four unit condominium known as the 601 Lexington Avenue Condominium (the “Condominium”) and (b) the borrowers’ leasehold interest in a portion of a fourth condominium unit, commonly known as the “Church Unit”, within the Condominium. The borrower-owned units include 94.4% of the common elements, which entitles the borrowers to 94 of the 100 votes in the condominium regime (together with the right to appoint 6 of 7 board members). The loan documents provide that it is an event

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

601 Lexington Avenue

of default if, without the prior written consent of the lender, the borrowers vote for or otherwise consent to, any modification or amendment to any of the terms or provisions of the condominium documents in violation of the terms of the loan agreement. See “Description of the Mortgage Pool – Mortgage Pool Characteristics—Condominium Interests and Other Shared Interests” in the Preliminary Prospectus.

■	Terrorism Insurance. The 601 Lexington Avenue Whole Loan documents require that the “all risk” insurance policy required to be maintained by the borrowers, in an amount equal to the full replacement cost of the 601 Lexington Avenue Property, contain no exclusion for damage or destruction caused by acts of terrorism, as well as business interruption insurance covering a period of restoration of 24 months and a 12-month extended period of indemnity (provided that if TRIPRA or a similar statute is not in effect, the borrowers will not be obligated to pay terrorism insurance premiums in excess of two times the annual premium for the casualty and business interruption coverage (without giving effect to the cost of terrorism, flood and earthquake and business interruption components of such coverage)). The 601 Lexington Avenue Whole Loan documents provide that required terrorism insurance may be written by a non-rated captive insurer owned by BPLP subject to certain conditions, including, among other things: (i) TRIPRA is in full force and effect; (ii) the terrorism policy issued by such captive insurer, together with any other qualified terrorism policies in-place, provide per occurrence limit in an amount not less than replacement cost and rent loss coverage as otherwise required; (iii) covered losses that are not reinsured by the federal government under TRIPRA and paid to the captive insurer are reinsured with a cut-through endorsement by an insurance company rated S&P “A” Moody’s “A2” or better; (iv) all reinsurance agreements between the captive insurer and other reinsurance providers are reasonably acceptable to the lender; (v) such captive insurer is not subject to a bankruptcy or similar insolvency proceeding; and (vi) such captive insurer is licensed in the State of Vermont or other jurisdiction to the extent reasonably approved by the lender and qualified to issue the terrorism policy in accordance with applicable legal requirements. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Bedrock portfolio

The Qube

The Z Garage

1001 Woodward

Lane Bryant Building

Chrysler House

One Woodward

The Assembly

First National Building

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Bedrock portfolio

MAP © 2022 CARTIFACT
DATA © OSM CONTRIBUTORS
DETROIT
Detroit River
Little Caesars Arena
Comerica Park
Ford Field
MGM Grand Casino
Huntington Place Convention Center
Joe Louis Arena (Dev Site)
Renaissance Center
1
2
3
4
5
6
7
8
9
10
11
12
13
14

Bedrock Portfolio

PROPERTY NAME	ADDRESS	DETAILED PROPERTY TYPE	CITY, STATE	ZIPCODE
1 First National Building	660 Woodward Avenue	Office CBD	Detroit, MI	48226
2 The Qube	611 Woodward Avenue	Office CBD	Detroit, MI	48226
3 Chrysler House	719 Griswold Street and 730 Shelby Street	Office CBD	Detroit, MI	48226
4 1001 Woodward	1001-1075 Woodward Avenue	Office CBD	Detroit, MI	48226
5 One Woodward	1 Woodward Avenue	Office CBD	Detroit, MI	48226
6 The Z Garage	1234-1246 Library Street and 1327 Broadway Avenue	Parking Garage	Detroit, MI	48226
7 Two Detroit Garage	160 East Congress Street	Parking Garage	Detroit, MI	48226
8 1505 & 1515 Woodward	1505 and 1515-1529 Woodward Avenue	Office/Retail CBD	Detroit, MI	48226
9 1001 Brush Street	1001 Brush Street	Parking Garage	Detroit, MI	48226
10 The Assembly	1700 West Fort Street	Multifamily/Office/Retail	Detroit, MI	48216
11 419 Fort Street Garage	419 East Fort Street	Parking Garage	Detroit, MI	48226
12 Vinton	600 Woodward Avenue	Multifamily/Retail	Detroit, MI	48226
13 1401 First Street	1401 First Street	Parking Garage	Detroit, MI	48226
14 Lane Bryant Building	1520 Woodward Avenue	Office/Retail CBD	Detroit, MI	48226

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Bedrock portfolio

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	14		Loan Seller	JPMCB
Location (City/State)	Detroit, Michigan		Cut-off Date Balance(3)	$80,000,000
Property Type(1)	Various		Cut-off Date Balance per SF(3)	$159.58
Size (SF)	2,694,627		Percentage of Initial Pool Balance	7.4%
Total Occupancy as of 11/10/2021(2)	88.7%		Number of Related Mortgage Loans	None
Owned Occupancy as of 11/10/2021(2)	88.7%		Type of Security	Fee / Leasehold
Year Built / Latest Renovation(1)	Various / Various		Mortgage Rate	3.77800%
Appraised Value	$724,300,000		Original Term to Maturity (Months)	84
			Original Amortization Term (Months)	NAP
			Original Interest Only Period (Months)	84

Underwritten Revenues	$97,560,449
Underwritten Expenses	$39,136,450		Escrows(4)
Underwritten Net Operating Income (NOI)	$58,423,999			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$54,409,505		Taxes	$1,696,002	$424,000
Cut-off Date LTV Ratio	59.4%		Insurance	$0	Springing
Maturity Date LTV Ratio	59.4%		Replacement Reserve	$62,336	$62,336
DSCR Based on Underwritten NOI / NCF(3)	3.55x / 3.30x		TI/LC	$280,690	$280,690
Debt Yield Based on Underwritten NOI / NCF(3)	13.6% / 12.7%		Other(5)	$9,362,153	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$430,000,000	100.0%	Loan Payoff	$331,057,990	77.0%
			Principal Equity Distribution	83,185,780	19.3
			Reserves	11,401,181	2.7
			Closing Costs	4,355,049	1.0
Total Sources	$430,000,000	100.0%	Total Uses	$430,000,000	100.0%

(1)	The Bedrock Portfolio Whole Loan (as defined below) is secured by the fee or leasehold interests in seven office buildings, five parking garages and two mixed-use properties that were built between 1913 and 2013. Each Mortgaged Property within the portfolio was renovated between 2010 and 2019. See “Portfolio Summary” table herein.

(2)	Occupancy represents occupancy for office and retail space in the Bedrock Portfolio.

(3)	The Bedrock Portfolio Loan (as defined below) is part of a whole loan evidenced by 10 pari passu notes with an aggregate outstanding principal balance of $430,000,000. The financial information in the chart above reflects the Cut-off Date Balance of the Bedrock Portfolio Whole Loan.

(4)	For a full description of Escrows and Reserves, please refer to “Escrows” below.

(5)	The total amount of approximately $9,362,153 deposited at loan origination includes $8,392,690 for an upfront outstanding TI/LC reserve, $477,905 for an outstanding free rent reserve, $250,000 for an outstanding environmental reserve and $241,558 for a required repairs reserve.

■	The Mortgage Loan. The Bedrock Portfolio mortgage loan is part of a whole loan with an aggregate outstanding principal balance as of the Cut-off Date of $430,000,000 (the “Bedrock Portfolio Whole Loan”) evidenced by 10 pari passu notes, secured by the borrowers’ fee or leasehold interests in a portfolio of office, mixed use and parking garage properties located in the Detroit, Michigan central business district (the “Bedrock Portfolio” or the “Bedrock Portfolio Properties”). Note A-1-4 and note A-1-5, with an aggregate outstanding principal balance as of the Cut-off Date of $80,000,000 (the “Bedrock Portfolio Loan”), will be included in the Benchmark 2022-B33 trust. The controlling note A-1-1, with an outstanding principal balance as of the Cut-off Date of $125,000,000, was included in the Benchmark 2022-B32 trust. The remaining notes are expected to be contributed to one or more future securitization trusts or may otherwise be transferred at any time. The Bedrock Portfolio Whole Loan was co-originated by JPMorgan Chase Bank, National Association (“JPMCB”) and Starwood Mortgage Capital LLC (“SMC”). The proceeds of the Bedrock Portfolio Whole Loan were primarily used to refinance the Bedrock Portfolio, return equity to the Bedrock Portfolio Borrower Sponsor (as defined below) and pay closing costs.

The following table summarizes the promissory notes that comprise the Bedrock Portfolio Whole Loan. The relationship between the holders of the Bedrock Portfolio Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Bedrock portfolio

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
A-1-1	$125,000,000	$125,000,000	Benchmark 2022-B32	Yes
A-1-2	$50,000,000	$50,000,000	JPMCB(1)	No
A-1-3	$50,000,000	$50,000,000	JPMCB(1)	No
A-1-4	$50,000,000	$50,000,000	Benchmark 2022-B33	No
A-1-5	$30,000,000	$30,000,000	Benchmark 2022-B33	No
A-1-6	$39,000,000	$39,000,000	JPMCB(1)	No
A-2-1	$40,000,000	$40,000,000	BMO 2022-C1	No
A-2-2	$26,000,000	$26,000,000	SMC(1)	No
A-2-3	$10,000,000	$10,000,000	SMC(1)	No
A-2-4	$10,000,000	$10,000,000	SMC(1)	No
Total Whole Loan	$430,000,000	$430,000,000

(1)	Expected to be contributed to one or more future securitization trusts or otherwise transferred at any time.

■	The Mortgaged Properties. The Bedrock Portfolio consists of seven office buildings with ground floor retail (2,529,041 square feet; 80.7% of underwritten net cash flow), five parking garages (5,036 stalls; 16.1% of underwritten net cash flow) and two mixed use multifamily buildings (53 units; 3.1% of underwritten net cash flow). The Bedrock Portfolio Properties are located in Downtown Detroit and are accessible via the I-75, I-94 and I-96 expressways in addition to other major roadways. The Bedrock Portfolio benefits from diversity across a cross-collateralized portfolio encompassing several commercial and residential uses, in addition to a tenant mix representing a wide array of industries. A number of trophy office assets are included in the Bedrock Portfolio, which includes historic rehabilitations of landmark buildings, as well as state-of-the-art, ground-up construction. The Bedrock Portfolio represents a critical mass of CBD Class A office inventory, comprising a substantial share of the overall submarket.

As of November 10, 2021, the Bedrock Portfolio office properties were 88.7% leased to a diverse array of institutional quality tenants, including several Bedrock Portfolio Borrower Sponsor-affiliated publicly traded entities. Dan Gilbert, the founder of the Bedrock Portfolio Borrower Sponsor, is affiliated and/or controls some of the tenants at the Bedrock Portfolio, including Quicken Loans, Amrock, Inc. and Bedrock Management Services LLC, collectively accounting for approximately 58.0% of the underwritten base rent.

Collectively, the five parking garages drive approximately 16.1% of underwritten net cash flow. The parking garage component features a combination of long-term parking leases (37.8% of total parking garage revenue), month-to-month leases (22.6% of total parking garage revenue), transient parking (9.4% of total parking garage revenue), as well as contractual parking leases associated with on-site parking at the office properties (30.2%). The parking garages in the Bedrock Portfolio benefit from high demand for parking in the Detroit central business district, with an average monthly utilization (occupancy) of 124.5% on leased and month-to-month parking spaces (not including transient parking) as of the third quarter of 2021. Utilization has averaged 122.8% since first quarter of 2019. Due to the lack of publicly available transportation historically driven in part by resistance from the motor vehicle industry, Detroit has relied primarily on personal car transportation, which continues to benefit the garages in the Bedrock Portfolio.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Bedrock portfolio

Portfolio Summary
Property Name	Property Type / Subtype	Year Built / Renovated	SF / Stalls / Units	Allocated Whole Loan Cut-off Date Balance	% of Allocated Whole Loan Cut-off Date Balance	Appraised Value	% of Appraised Value	UW NCF	% of UW NCF
First National Building	Office / CBD	1921 / 2010	800,119 / 427 / -	99,140,800	23.1%	$162,000,000	22.4%	$14,276,324	26.2%
The Qube	Office / CBD	1958 / 2011	522,702 / - / -	63,038,000	14.7%	103,000,000	14.2%	$8,693,152	16.0%
Chrysler House	Office / CBD	1919 / 2013	343,488 / 924 / -	49,278,000	11.5%	83,000,000	11.5%	$6,142,746	11.3%
1001 Woodward	Office / CBD	1965 / 2013	319,039 / 731 / -	48,959,800	11.4%	80,000,000	11.0%	$6,887,443	12.7%
One Woodward	Office / CBD	1962 / 2013	370,257 / 90 / -	35,492,200	8.3%	58,000,000	8.0%	$5,096,070	9.4%
The Z Garage	Other / Parking Garage	2013 / 2015-2016	40,227 / 1,351 / -	29,007,800	6.7%	53,000,000	7.3%	$2,078,882	3.8%
Two Detroit Garage	Other / Parking Garage	2002 / 2015-2016	- / 1,106 / -	21,955,800	5.1%	37,000,000	5.1%	$2,928,886	5.4%
1505 & 1515 Woodward	Office / CBD	1925 / 2018	141,741 / - / -	20,777,600	4.8%	35,000,000	4.8%	$2,454,589	4.5%
1001 Brush Street	Other / Parking Garage	1993 / 2015-2016	38,519 / 1,309 / -	17,535,400	4.1%	32,000,000	4.4%	$1,683,875	3.1%
The Assembly	Mixed Use / Multifamily/Office/Retail	1913 / 2019	81,147 / 50 / 32	13,717,000	3.2%	23,100,000	3.2%	$1,334,926	2.5%
419 Fort Street Garage	Other / Parking Garage	2005 / 2015-2016	- / 637 / -	12,470,000	2.9%	21,000,000	2.9%	$1,584,990	2.9%
Vinton	Mixed Use / Multifamily/Retail	1917 / 2018	5,693 / - / 21	7,525,000	1.8%	17,500,000	2.4%	$377,823	0.7%
1401 First Street	Other / Parking Garage	1976 / 2017	- / 633 / -	7,421,800	1.7%	13,500,000	1.9%	$502,080	0.9%
Lane Bryant Building	Office / CBD	1917 / 2018	31,695 / - / -	3,680,800	0.9%	6,200,000	0.9%	$367,719	0.7%
Total			2,694,627 / 7,258 / 53	$430,000,000	100.0%	$724,300,000	100.0%	$54,409,505	100.0%

Historical Parking Utilization(1)
Parking Garages	Stalls	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Average
1001 Brush Street	1,309	119.3%	118.6%	120.8%	119.0%	131.5%	127.1%	129.3%	122.7%	116.7%	91.5%	129.3%	120.5%
1401 First Street	633	147.9%	131.3%	130.3%	133.3%	107.7%	92.1%	80.9%	79.8%	76.8%	78.5%	80.9%	103.6%
419 Fort Street Garage	637	106.4%	109.6%	122.8%	120.1%	152.9%	163.7%	167.7%	153.4%	146.2%	142.1%	167.7%	141.1%
The Z Garage	1,351	119.3%	119.0%	120.0%	117.6%	125.7%	119.0%	112.2%	107.8%	101.1%	115.2%	112.2%	115.4%
Two Detroit Garage	1,106	119.0%	119.9%	120.8%	120.2%	122.9%	127.3%	134.2%	146.8%	162.6%	177.3%	134.2%	135.0%
Total / Wtd. Avg.	5,036	121.2%	119.4%	122.0%	120.8%	127.8%	125.2%	124.5%	122.5%	121.3%	121.4%	124.5%	122.8%

(1)	Historical parking utilization above 100% is attributable to transient parking allowing for a single space to be occupied by multiple users in a given day.

■	Major Tenants. The largest tenant, Quicken Loans Inc. (“Quicken Loans”) (905,935 square feet; 33.6% of net rentable area; 39.5% of underwritten base rent), was founded in 1985 and markets conventional, government insured and sub-prime debt consolidation and home financing loans, secured primarily by first or second mortgages on one-to four-family, owner-occupied residences. Quicken Loans originates loans through 18 stores and branches, one call center and an Internet site. During the third quarter of 2021, Quicken Loans originated approximately $88 billion of mortgage loans and generated net income of approximately $1.4 billion. Quicken Loans rebranded in July 2021 and is now known as Rocket Mortgage. Quicken Loans leases space in five buildings with staggered lease expiration dates, including (i) 183,664 square feet expiring in August 2023 for which it has two, five-year renewal options, (ii) 122,475 square feet expiring in April 2024 for which it has two, three-year renewal options, (iii) 15,602 square feet expiring in October 2025 for which it has no renewal options, (iv) 407,050 square feet expiring in July 2028 for which it has two, five-year renewal options, (v) 21,124 square feet expiring in January 2030 for which it has two, five-year renewal options and (vi) 156,020 square feet expiring in March 2032 for which it has, two, five-year renewal options. Quicken Loans has no remaining termination options. Dan Gilbert has voting control in the parent company of Rocket Mortgage as a preferred shareholder.

The second largest tenant, Amrock, Inc (“Amrock”) (424,486 square feet; 15.8% of net rentable area; 16.7% of underwritten base rent), was founded in 1997 and provides title insurance, property valuations, and settlement services in the United States. Amrock offers residential solutions for a range of settlement services and products, including defined process work flows and data integrations; commercial title insurance coverages; valuation products and services through a network of residential real estate appraisers; title and settlement services in the state of Connecticut; escrow and closing services in the state of Washington; and ATLAS, a technology platform that supports title and settlement service platform, as well as allows a client to manage preferences, prioritize orders, and work flows. Amrock serves Fortune 100 companies and residential mortgage lenders, as well as residential lending institutions and smaller community-based lenders. Amrock has two, five-year renewal options and no termination options. Amrock is affiliated with Dan Gilbert.

Quicken Loans and Amrock are subsidiaries of Rocket Mortgage Companies, founded and controlled by Dan Gilbert, which announced its IPO in the summer of 2020. Rocket Mortgage Companies engages in the tech-driven real estate, mortgage and eCommerce businesses in the United States and Canada. As of January 12, 2022,

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Bedrock portfolio

Rocket Mortgage Companies had a market cap of approximately $28.1 billion and approximately 24,000 employees.

The third largest tenant, Honigman Miller Schwartz and Cohn LLP (“Honigman”) (150,786 square feet; 5.6% of net rentable area; 6.7% of underwritten base rent), was founded in 1948 and is a law firm that employs over 325 attorneys and 350 staff and operates a local, national, and international practice from its Michigan offices in Detroit, Bloomfield Hills, Lansing, Ann Arbor, Kalamazoo, and Grand Rapids, its Illinois office in Chicago and its office in Washington, DC. Honigman’s attorneys practice in more than 60 different areas of business law. Honigman has two, five-year renewal options and no termination options.

The following tables present certain information relating to historical occupancy of the Bedrock Portfolio:

Office and Retail Historical and Current Occupancy(1)
2016	2017	2018	2019	2020	Current(2)
82.5%	81.5%	85.0%	88.9%	92.4%	88.7%

(1)	Historical occupancies are as of December 31 of each respective year.

(2)	Current Occupancy is based on the underwritten rent roll as of November 10, 2021.

Office and Retail Tenant Summary(1)
Tenant	Tenant Type	Ratings Moody’s/S&P/Fitch(2)	Total GLA (SF)	% of Total GLA	Base Rent PSF	% of Total Base Rent	Lease Expiration Date	Renewal/ Extension Options
Quicken Loans Inc.(3)	Office	NR/NR/NR	905,935	33.6%	$26.04	39.5%	Various	Various
Amrock, Inc	Office	NR/NR/NR	424,486	15.8	$23.50	16.7%	1/31/2032	2, 5-Year
Honigman Miller Schwartz and Cohn LLP	Office	NR/NR/NR	150,786	5.6	$26.50	6.7%	11/30/2025	2, 5-Year
LinkedIn Corporation	Office	Aaa/AAA/AAA	74,497	2.8	$31.53	3.9%	7/31/2026	1, 5-Year
Coyote Logistics(4)	Office	A2/A-/NR	58,192	2.2	$29.25	2.9%	10/31/2030	1, 5-Year
Kitch Drutchas Wagner Valitutti & Sherbrook, P.C.	Office	NR/NR/NR	56,265	2.1	$27.17	2.6%	5/31/2028	1, 5-Year
Board of Trustees of Michigan State University	Office	NR/NR/NR	46,598	1.7	$28.84	2.3%	9/30/2031	2, 1-Year
Bedrock Management Services LLC	Office	NR/NR/NR	39,087	1.5	$26.81	1.8%	1/31/2032	1, 5-Year
JPMorgan Chase, National Association	Office	A2/A-/AA-	32,126	1.2	$29.13	1.6%	5/31/2027	1, 5-Year
Fifth Third Bank	Office	Baa1/BBB+/A-	31,204	1.2	$24.80	1.3%	10/31/2025	1, 5-Year
Ten Largest Tenants / Wtd. Avg.			1,819,176	67.5%	$25.97	79.2%
Remaining Occupied Office Tenants			461,647	17.1	$22.47	17.4%
Remaining Occupied Retail Tenants			110,225	4.1	$18.48	3.4%
Total Occupied / Wtd. Avg.			2,391,048	88.7%	$24.95	100.0%
Vacant			303,579	11.3
Total			2,694,627	100.0%

(1)	Based on the underwritten rent roll dated as of November 10, 2021.

(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.

(3)	Quicken Loans Inc. has various Lease Expiration Dates, including (i) 183,664 square feet expiring in August 2023 for which it has two, five-year renewal options, (ii) 122,475 square feet expiring in April 2024 for which it has two, three-year renewal options, (iii) 15,602 square feet expiring in October 2025 for which it has no renewal options, (iv) 407,050 square feet expiring in July 2028 for which it has two, five-year renewal options, (v) 21,124 square feet expiring in January 2030 for which it has two, five-year renewal options and (vi) 156,020 square feet expiring in March 2032 for which it has, two, five-year renewal options. Quicken Loans Inc. has no remaining termination options.

(4)	Coyote Logistics has a one-time right to terminate its lease, effective as of the last day of the 70th full calendar month of its lease term, with at least nine months’ prior written notice and the payment of a termination fee in an amount equal to the sum of (i) the then unamortized brokerage commissions, tenant improvement allowance, the abatement of base rental and attorneys’ fees incurred by landlord in negotiating the lease, amortized on a straight-line basis over the initial term of the lease with interest on the unamortized balance at a rate of 6% per annum, plus (ii) an amount equal to three full calendar months’ rent at the then existing rates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Bedrock portfolio

The following table presents certain information relating to the lease rollover schedule at the Bedrock Portfolio:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Base Rent Expiring	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Number of Leases Expiring
2022 & MTM	146,690	5.4%	5.4%	$3,246,316	5.4%	$22.13	44
2023	304,272	11.3	16.7%	7,252,186	12.2	$23.83	16
2024	200,069	7.4	24.2%	5,784,259	9.7	$28.91	18
2025	258,173	9.6	33.7%	6,687,343	11.2	$25.90	15
2026	142,573	5.3	39.0%	4,271,955	7.2	$29.96	11
2027	76,383	2.8	41.9%	1,493,570	2.5	$19.55	7
2028	463,315	17.2	59.1%	12,537,526	21.0	$27.06	3
2029	3,536	0.1	59.2%	97,240	0.2	$27.50	1
2030	79,316	2.9	62.1%	2,329,710	3.9	$29.37	2
2031	46,598	1.7	63.9%	1,343,886	2.3	$28.84	1
2032 & Thereafter	670,123	24.9	88.7%	14,612,316	24.5	$21.81	4
Vacant	303,579	11.3	100.0%	0	0.0	$0.00	0
Total	2,694,627	100.0%		$59,656,307	100.0%	$24.95	122

(1)	Based on the underwritten rent roll dated November 10, 2021.

(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stared expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.

■	COVID-19 Update. As of February 1, 2022, the Bedrock Portfolio Properties are open and operating. No tenants are currently subject to rent abatements in connection with COVID-19. As of February 1, 2022, the Bedrock Portfolio Whole Loan is not subject to any modification or forbearance requests. The February debt service payment was made.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow of the Bedrock Portfolio:

Operating History and Underwritten Net Cash Flow(1)
	2018	2019	2020	TTM September 2021	Underwritten(1)	Per Square Foot	%
Rents In Place(2)	$49,546,085	$52,751,303	$57,994,616	$60,138,958	$59,656,311	$22.14	70.4%
Vacant Income	0	0	0	0	7,501,625	2.78	8.9%
Gross Potential Rent	$49,546,085	$52,751,303	$57,994,616	$60,138,958	$67,157,936	$24.92	79.3%
Total Reimbursements	8,517,719	9,107,253	8,931,194	7,857,374	12,024,156	4.46	14.2%
Percentage Rent	2,421,923	2,615,463	1,377,500	1,277,610	2,991,501	1.11	3.5%
Other Rental Storage(3)	1,978,084	2,343,354	2,799,699	2,808,240	2,544,077	0.94	3.0%
Gross Potential Income	$62,463,811	$66,817,372	$71,103,009	$72,082,182	$84,717,669	$31.44	100.0%
Vacancy/Credit Loss	(1,100,662)	(1,099,639)	(1,694,177)	(2,030,041)	(10,418,183)	(3.87)	(12.3%)
Concessions	(89,423)	(49,389)	(45,615)	(44,800)	0	0.00	0.0%
Parking (Contractual)	19,565,127	20,062,906	20,373,075	20,247,590	19,321,511	7.17	22.8%
Parking (Transient)	4,382,014	5,250,614	1,860,131	2,231,702	2,004,714	0.74	2.4%
Other Income	1,423,306	2,619,763	1,723,795	1,925,200	1,934,739	0.72	2.3%
Effective Gross Income	$86,644,173	$93,601,628	$93,320,219	$94,411,832	$97,560,449	$36.21	115.2%
Total Expenses	44,502,438	46,392,886	39,225,160	38,816,129	39,136,450	14.52	40.1%
Net Operating Income	$42,141,735	$47,208,742	$54,095,059	$55,595,704	$58,423,999	$21.68	59.9%
TI/LC	0	0	0	0	3,353,632	1.24	3.4%
Capital Expenditures	0	0	0	0	660,862	0.25	0.7%
Net Cash Flow	$42,141,735	$47,208,742	$54,095,059	$55,595,704	$54,409,505	$20.19	55.8%

(1) Based on underwritten rent roll dated November 10, 2021.

(2) Underwritten Rents In Place is inclusive of (i) contractual rent steps though December 2022 and (i) straight-line average rent over the lease term for investment grade rated tenants.

(3) Other Rental Storage includes grossed up multifamily income and other storage income.

■	Appraisal. According to the appraisal reports dated between August 30, 2021 and September 10, 2021, the Bedrock Portfolio Properties had an aggregate “as-is” appraised value of $724,300,000.

■	Environmental Matters. According to Phase I environmental reports dated between September 28, 2021 and October 4, 2021, there are no recognized environmental conditions with recommendations for further action at the Bedrock Portfolio Properties other than a recognized environmental condition with respect to the individual property located at 1700 West Fort Street, Detroit, Michigan, identified in the related Phase I environmental report (the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Bedrock portfolio

“ESA”) as a potential vapor encroachment condition in association with such property’s mixed-use building for which the environmental consultant recommended a sub-slab investigation to determine the presence of a receptor into the mixed-use building. At loan origination, the related borrowers reserved $250,000 with the lender, representing the amount estimated by the ESA to complete the related mitigation work at such property. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

■	Market Overview and Competition. The Bedrock Portfolio is located in downtown Detroit, Michigan, which, according to the appraisal, remains the economic and entertainment focal point of southeast Michigan and serves as a major international crossing with Canada. The Bedrock Portfolio benefits from Detroit’s hub layout that results in many roadways emanating from the central business district into the surrounding communities. Detroit is serviced by the Detroit-Metropolitan Wayne County Airport situated approximately fifteen miles southwest in the City of Romulus. This international airport serves as the mid-western hub of operation for Delta Airlines, as well as servicing other commercial airlines. Passenger rail service to other cities is provided by Amtrak with the central station located in the New Center area immediately north of the central business district.

According to the appraisal, the primary demand generator in Downtown Detroit has been the growing employment base. A number of large employers have anchored the central business district including Quicken Loans, TitleSource, Blue Cross/Blue Shield, MSX International, Rossetti and Campbell Ewald. Downtown Detroit offers a number of entertainment districts including Foxtown, the sports venues (Ford Field, home to the NFL’s Detroit Lions, Comerica Park, home to MLB’s Detroit Tigers, and Little Caesars Arena, home to the NBA’s Detroit Pistons and the NHL’s Detroit Red Wings) and three casinos. There are a growing number of restaurants and bars throughout the Downtown area. This district is emerging with new developments and renovation projects that are projected to transform the district.

According to the appraisal, there have been several recent developments in Downtown Detroit that are expected to have a positive long-term impact on the Downtown market, including Ford’s acquisition of Michigan Central Station in Corktown. Ford is in the process of developing a multi-billion dollar investment in autonomous-vehicle development in Corktown. Additionally, TCF Bank, formerly Chemical Bank, is constructing a new 20-story building downtown that is projected to add an additional 500 workers.

The appraiser identified four comparable office leases shown below with rents ranging from $24.50 to $29.75 per SF. Based on the identified lease comparables, the appraiser concluded market rents ranging between $26.50 and $29.50 per SF for the seven office properties in the Bedrock Portfolio, generally in-line with underwritten base rents across the office component of the Bedrock Portfolio.

Office Lease Comparables(1)
Property	Address	Year Built	Building Size (SF)	Tenant Name	Size (SF)	Lease Start Date	Lease Term	Rent PSF
Bedrock Portfolio Office Tenants		Various	2,694,627					$25.26
One Detroit Center	500 Woodward Ave.	1992	979,477	DT Midstream	22,727	Nov-21	126	$29.75
Renaissance Center	400 E. Jefferson Ave.	1980	7,123,170	Consulate of Italy	4,133	Mar-21	110	$26.00
Fisher Building	3011 W. Grand Blvd.	1928	634,819	Strategic Staffing	57,000	Jan-21	120	$24.50
Hemmeter Building	230 E. Grand River Ave.	1913	56,203	UHY	7,156	Sep-20	60	$25.00
Total / Wtd. Avg.		1945	2,198,417		22,754	Mar-21	116	$25.92

(1) Bedrock Portfolio Office Tenants Rent per SF is based on the underwritten rent roll dated as of November 10, 2021.

■	The Borrowers. The borrowers are Michigan Parking Co LLC, 419 Fort Street LLC, 1001 Brush Street LLC, 1001 Webward LLC, One Webward Avenue LLC, 719 Griswold Associates LLC, 660 Woodward Associates LLC, 1234 Library LLC, 600 Webward Avenue LLC, 611 Webward Avenue LLC, 1505 Webward LLC, 1520 Webward Avenue LLC, Corktown Lofts LLC and WWA Parking LLC, each a Delaware limited liability company structured to be a single purpose bankruptcy-remote entity having at least two independent directors in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Bedrock Portfolio Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Bedrock portfolio

■	The Borrower Sponsor. The borrower sponsor (the “Bedrock Portfolio Borrower Sponsor”) is Bedrock Detroit, which is owned and controlled by Dan Gilbert and affiliated entities, and the non-recourse carveout guarantor is Rock Backer LLC. Founded in 2011, Bedrock Detroit is a full service commercial real estate firm based in downtown Detroit, specializing in the strategic development of urban cores. With a portfolio of more than 100 properties totaling over 18 million square feet, Bedrock Detroit is one of the largest real estate partners in downtown Detroit. Since its founding, Bedrock Detroit and its affiliates have invested and committed more than $5.6 billion to acquiring and developing more than 100 properties, including new construction of ground-up developments in downtown Detroit and Cleveland totaling more than 20 million square feet. Bedrock Detroit’s real estate personnel provide a full range of services with in-house teams for each area of expertise, including leasing, acquisition, finance, construction, architecture, historic rehabilitation and property management. Bedrock Detroit’s tenants include leading technology companies and startups, world-renowned restaurants and national retailers, as well as Detroit locals. Bedrock Detroit also leases mixed-income residential properties to individuals, and acquires and renovates properties for new development. Bedrock Detroit and Dan Gilbert’s family of companies have been critical in the urban revival of Detroit and have demonstrated a strong commitment to the continued growth and stability of the market. The Bedrock Portfolio Borrower Sponsor acquired the Bedrock Portfolio for an aggregate purchase price of approximately $191.2 million and has since invested approximately $464.9 million across the Bedrock Portfolio, resulting in a total cost basis of approximately $656.1 million.

■	Escrows. At loan origination, the borrowers deposited (i) $8,392,690 into an outstanding TI/LC reserve, (ii) approximately $1,696,002 into a real estate tax reserve, (iii) $477,905 into a free rent reserve, (iv) $280,690 into a rollover reserve, (v) $250,000 into an outstanding environmental reserve with respect to the 1700 West Fort Street individual property, (vi) $241,558 into a required repairs reserve and (vii) $62,336 into a replacement reserve.

Tax Reserve – On each monthly due date, the borrowers are required to deposit an amount equal to 1/12th of the estimated annual real estate taxes into the tax reserve account, which is currently estimated to be $424,000.

Insurance Reserve – On each monthly due date, the borrowers are required to deposit into an insurance reserve an amount equal to 1/12th of estimated insurance premiums, unless the borrowers maintain a blanket policy in accordance with the Bedrock Portfolio Whole Loan documents.

Replacement Reserve – On each monthly due date, the borrowers are required to deposit $62,336 into a replacement reserve, subject to a cap of $1,469,568.

Rollover Reserve – On each monthly due date, the borrowers are required to deposit $280,690 into a rollover reserve, subject to a cap of $5,000,000.

■	Lockbox and Cash Management. The Bedrock Portfolio Whole Loan is structured with an in-place hard lockbox for commercial units, the office and retail properties, a springing lockbox for residential units, the multifamily properties and various parking properties, and springing cash management. At loan origination, the borrowers were required to direct each tenant at a property subject to a hard lockbox to remit all rents directly to the applicable lockbox account. In addition, the borrowers are required to cause all cash revenues and all other money received by the borrowers or the property manager with respect to the properties subject to a hard lockbox to be deposited into the applicable lockbox account within one business day of receipt. On each business day on which no Cash Sweep Event (as defined below) is continuing, all amounts in the lockbox account are required to be remitted to a borrower-controlled operating account. Upon the occurrence of a Cash Sweep Event, (i) the borrowers are required to establish lockbox accounts for all properties, and (ii) the borrowers are required to establish a cash management account. On each business day during the continuance of a Cash Sweep Event, all amounts in each lockbox account are required to be remitted to the cash management account. On each due date during the continuance of a Cash Sweep Event, all funds on deposit in the cash management account after payment of debt service on the Bedrock Portfolio Whole Loan, required reserves and budgeted operating expenses are required to be deposited into an excess cash flow reserve account as additional collateral for the Bedrock Portfolio Whole Loan.

A “Cash Sweep Event” means (a) an event of default, (b) the bankruptcy or insolvency of the any of the borrowers or the property manager, or (c) if the debt service coverage ratio based on a trailing three month basis for the total debt falls below 2.50x.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Bedrock portfolio

A “Cash Sweep Event Cure” occurs upon the following: (i) with respect to clause (a) above, the acceptance by the lender of a cure of such event of default in accordance with the Bedrock Portfolio Whole Loan documents, (ii) with respect to clause (b) above solely with respect to the borrowers, if the bankruptcy action is an involuntary petition against such individual borrower and no individual borrower has colluded with, or otherwise assisted, such person, and has not solicited creditors for any involuntary petition against such individual borrower from any person and the bankruptcy action is dismissed within 90 days from the filing of such bankruptcy action, (iii) with respect to clause (b) above solely with respect to the property manager, if the applicable individual borrower replaces such property manager with a “Qualified Manager” (as fully described in the Bedrock Portfolio Whole Loan documents) under a replacement management agreement acceptable to the lender in accordance with the Bedrock Portfolio Whole Loan documents, or (iv) with respect to clause (c) above, if the debt service coverage ratio based on the trailing three-month period immediately preceding the date of such determination for two consecutive quarters is not less than 2.50x; provided, however, (A) no event of default has occurred and is continuing under the Bedrock Portfolio Whole Loan documents, (B) the borrowers have paid all of the lender’s reasonable expenses incurred in connection with such Cash Sweep Event Cure, including reasonable attorney’s fees and expenses, and (C) in no event may the borrowers cure a Cash Sweep Event caused by a bankruptcy action caused by any of the borrowers filing a voluntary petition or arising from a person filing an involuntary petition against any of the borrowers and any such borrower has colluded with or otherwise assisted such person with the involuntary petition against the applicable borrower.

■	Property Management. The Bedrock Portfolio Properties are currently managed by Bedrock Management Services LLC.

■	Current Mezzanine or Secured Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Partial Release of Collateral. The Bedrock Portfolio Whole Loan documents permit the release of an individual Bedrock Portfolio Property from the lien of the mortgage, provided no event of default has occurred and is continuing and upon satisfaction of certain conditions set forth in the Bedrock Portfolio Whole Loan documents, including, without limitation, the following: (a) the amount of the outstanding principal balance of the Bedrock Portfolio Whole Loan to be prepaid must equal or exceed 115% of the allocated loan amount for such applicable Bedrock Portfolio Property, (b) the resulting debt service coverage ratio for the remaining Property is equal to or greater than 3.10x, (c) unless the Bedrock Portfolio Property to be released is subject to a non-monetary event of default that relates solely to such Bedrock Portfolio Property and borrower has demonstrated in good faith that it has pursued a cure of the event of default, the Bedrock Portfolio Property to be released is conveyed in an arm’s length transfer to a person other than the applicable individual borrower or any of its affiliates, and (d) upon release of the Individual Property, the customary REMIC rules are satisfied.

■	Ground Lease. Portions of the individual property identified as One Woodward consist of leasehold interests. A portion of the individual property consisting of the southwest portion of the building and patio (“Parcel B”) is ground leased by the related borrower, as the ground lessee, under a ground lease with Lawrence Edwin Burch Living Trust and related individuals who collectively comprise the ground lessor. The borrower assumed the Parcel B ground lease in 2012, which expires in April 2040 with five, 25-year remaining extension options. The current rent is approximately $43,775 annually. The ground lessee’s interest in the Parcel B ground lease is freely assignable to the leasehold mortgagee without the consent of the ground lessor and, in the event that it is so assigned, is further assignable by the leasehold mortgagee without the need to obtain the consent of the ground lessor. A portion of the individual property consisting of the sidewalk area around the building, including the ramp to the underground parking (“Parcel C”), is ground leased by the related borrower, as the ground lessee, under a ground lease with the City of Detroit. The Parcel C ground lease is intended to stay in effect for so long as the office building or any replacement thereof remains on the premises immediately adjacent to the leased premises. The borrowers represented in the Bedrock Portfolio Whole Loan documents that no rent is due in connection with the Parcel C ground lease. The Parcel C ground lease does not prohibit an assignment of the ground lessee’s interest in the Parcel C ground lease to the leasehold mortgagee. See “Description of the Mortgage Pool-–Mortgage Pool

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Bedrock portfolio

Characteristics-–Fee & Leasehold Estates; Ground Leases” in the Preliminary Prospectus for additional information.

■	Master Leases. Three individual properties, identified as The Qube, Chrysler House, and 1001 Woodward, are subject to a master leases that were originally entered into for the purpose of securing historic tax credit investors. None of the historic tax credit investors remain in the ownership of the master tenants, which are now wholly owned indirectly by Detroit Real Estate Holdings Company I LLC, which directly owns each of the borrowers. Each master tenant is required to comply with single purpose entity covenants in the Bedrock Portfolio Whole Loan documents, including having independent directors. Each master tenant granted the lender a mortgage and an assignment of leases and rents on its individual property.

■	Terrorism Insurance. The borrowers are required to maintain terrorism insurance in an amount equal to the full replacement cost of the Bedrock Portfolio Properties plus 24 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable at such time in respect of the Bedrock Portfolio Properties and business interruption/rental loss insurance required hereunder on a stand-alone basis (without giving effect to the cost of terrorism and windstorm components of such property and flood loss insurance), and if the cost of terrorism insurance exceeds such amount, the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ritz-carlton rancho mirage

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ritz-carlton rancho mirage

MAP © 2022 CARTIFACT
DATA © OSM CONTRIBUTORS
Coachella Valley
Ritz-Carlton Rancho Mirage
68900 Frank Sinatra Drive
Rancho Mirage, CA 92270
Palm Springs
PALM SPRINGS AIRPORT
Desert Regional Medical Center
DOWNTOWN
Palm Springs Country Club
Cimarron Golf Resort
Gary Player Signature Course
Big 5 Sporting Goods
Cardenas Markets
Walmart Supercenter
Palm Springs Stadium
Palm Springs Mall
The Springs
Lowe's
Stater Bros
Cathedral Village
Oasis Water Park
Cathedral City Marketplace
Tahquitz Creek Golf Resort
Canyon Country Club
Cathedral City
Canyon South Golf Course
Cathedral Canyon
MIRADA ESTATES
San Jacinto Mountains
Date Palm Country Club
Arnold Palmer Golf Course
Thousand Palms
Rancho Mirage Country Club
Eisenhower Medical Center
Thunderbird Country Club
Rancho Mirage
Bradley Canyon
Rancho Las Palmas Shopping Center
College of the Desert
Palm Desert
Desert Crossing
Westfield Shoppingtown Palm Desrt
Shadow Mountain Golf Course
Marrakesh Golf Course
Ironwood Park
The Living Desert Nature Preserve
Ironwood Country Club
Big Horn Golf Course
Indian Wells
Sun City Palm Desert Golf Course
Woodhaven Country Club
Indian Ridge Country Club
Bermuda Dunes
Palm Desert Country Club Shopping Center
One Eleven La Quinta Center
La Quinta Country Club
La Quinta Country Club Mountain Course
La Quinta
DILLON RD
VARNER RD
RAMON RD
BOB HOPE DR
DATE PALM DR
N INDIAN CANYON DR
E PALM CANYON DR
FRANK SINATRA DR
PALM CANYON DR
COUNTRY CLUB DR
HOVLEY LN E
44TH AVE
PINES TO PALMS HWY
10
111
74
Los Angeles
San Diego
Palm Springs
Pacific Ocean

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ritz-carlton rancho mirage

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		GSMC
Location (City/State)	Rancho Mirage, California		Cut-off Date Principal Balance		$58,900,000
Property Type	Hospitality		Cut-off Date Principal Balance per Room		$241,393.44
Size (Rooms)	244		Percentage of Initial Pool Balance		5.4%
Total TTM Occupancy as of 12/31/2021	47.4%		Number of Related Mortgage Loans		2
Owned TTM Occupancy as of 12/31/2021	47.4%		Type of Security		Fee
Year Built / Latest Renovation	1988 / 2013-2014		Mortgage Rate		5.09500%
Appraised Value	$160,000,000		Original Term to Maturity (Months)		60
			Original Amortization Term (Months)		NAP
			Original Interest Only Period (Months)		60

Underwritten Revenues	$57,939,377
Underwritten Expenses	$45,427,357		Escrows(1)
Underwritten Net Operating Income (NOI)	$12,512,020			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$9,847,644		Taxes	$0	Springing
Cut-off Date LTV Ratio	36.8%		Insurance	$0	Springing
Maturity Date LTV Ratio	36.8%		Replacement Reserves	$0	Springing
DSCR Based on Underwritten NOI / NCF	4.11x / 3.24x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	21.2% / 16.7%		Other(2)	$3,042,635	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$58,900,000	100.0%	Loan Payoff	$54,263,590	92.1%
			Reserves	3,042,635	5.2
			Principal Equity Distribution	1,257,602	2.1
			Closing Costs	336,173	0.6

Total Sources	$58,900,000	100.0%	Total Uses	$58,900,000	100.0%

(1)	See “—Escrows” below.

(2)	Other Upfront reserve represents an upfront debt service reserve. See “—Escrows” below.

■	The Mortgage Loan. The Ritz-Carlton Rancho Mirage mortgage loan (the “Ritz-Carlton Rancho Mirage Loan”) is secured by a first deed of trust encumbering the borrower’s fee interest in a 244-room hotel property located in Rancho Mirage, California (the “Ritz-Carlton Rancho Mirage Property”). The Ritz-Carlton Rancho Mirage Loan is evidenced by two promissory notes with an aggregate original and outstanding principal balance as of the Cut-off Date of $58,900,000, representing approximately 5.4% of the Initial Pool Balance.

The Ritz-Carlton Rancho Mirage Loan was originated by Goldman Sachs Bank USA on January 24, 2022. The Ritz-Carlton Rancho Mirage Loan has a 5-year interest-only term and accrues interest at a fixed rate of 5.09500% per annum. The Ritz-Carlton Rancho Mirage Loan proceeds were used to refinance the Ritz-Carlton Rancho Mirage Property, fund upfront reserves, pay origination costs and return equity to the borrower sponsor.

The Ritz-Carlton Rancho Mirage Loan had an initial term of 60 months and has a remaining term of 59 months as of the Cut-off Date. The scheduled maturity date of the Ritz-Carlton Rancho Mirage Loan is the due date in February 2027. Voluntary prepayment of the Ritz-Carlton Rancho Mirage Loan in whole (but not in part) is permitted on or after the due date occurring in October 2026 without the payment of any prepayment premium. Defeasance of the Ritz-Carlton Rancho Mirage Loan in whole (but not in part) is permitted after the second anniversary of the Closing Date.

■	The Mortgaged Property. The Ritz-Carlton Rancho Mirage Property is a full-service hospitality property containing 244 rooms located in Rancho Mirage, California. The Ritz-Carlton Rancho Mirage Property, which opened in 1988 and was renovated from 2013 to 2014, offers a variety of rooms including 171 king rooms, 57 double queen rooms, 12 king suites, two queen suites, and two presidential suites. The Ritz-Carlton Rancho Mirage Property includes a 377 parking space garage. The Ritz-Carlton Rancho Mirage Property offers 24-hour room service, twice-daily housekeeping, overnight laundry service, and a 24-hour concierge. Additional amenities at the Ritz-Carlton Rancho Mirage Property include two restaurants, a pool bar, an 8,400 SF ballroom, a spa, a salon, a fitness center, a retail shop, and a children’s center. The related resort also includes 16 non-collateral spa suite units (the “Spa Units”) that are currently enrolled in a rental management program administered by the hotel, provided that, however, the related Spa Unit owners may elect not to participate in such rental management program.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ritz-carlton rancho mirage

The Ritz-Carlton Rancho Mirage Property is currently receiving a transient occupancy tax rebate (“TOT Rebate”) of 50% of the net transient occupancy tax collected in excess of $250,000 each year, up to $1 million, through an operating covenant agreement between the City of Rancho Mirage and the borrower sponsor. As of January 24, 2022, the Ritz-Carlton Rancho Mirage Property has received $5.8 million in rebates and is eligible for an additional $4.2 million in rebates. The TOT Rebate is capped at $1 million each year or $10 million in the aggregate. The TOT Rebate, which began in 2014, has a 15-year term. The TOT Rebate has not been included in Underwritten Net Cash Flows. During the COVID-19 pandemic, the borrower sponsor drew on approximately $5.1 million of the accrued rebate to cover debt service on the prior loan secured by the Ritz-Carlton Rancho Mirage Property and operating expenses. The TOT Rebate is required to be repaid by the borrower sponsor in full, starting the earlier of (i) December 31, 2028 and (ii) the date on which the Ritz-Carlton Rancho Mirage Property achieves a net operating income of $24 million. The City of Rancho Mirage has agreed to subordinate the TOT Rebate repayments to debt service payments on the Ritz-Carlton Rancho Mirage Loan. See “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus.

The following table presents certain information relating to the 2019 demand analysis with respect to the Ritz-Carlton Rancho Mirage Property based on market segmentation, as provided in the appraisal for the Ritz-Carlton Rancho Mirage Property:

2019 Accommodated Room Night Demand(1)

Property	Meeting and Group	Leisure
Ritz-Carlton Rancho Mirage	35.0%	65.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the penetration rates relating to the Ritz-Carlton Rancho Mirage Property and various market segments, as provided in a November 2021 travel research report for the Ritz-Carlton Rancho Mirage Property:

Penetration Rates(1)

	Occupancy	ADR	RevPAR
TTM November 2021	111.4%	144.4%	160.8%

(1)	Source: November 2021 third party market research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Ritz-Carlton Rancho Mirage Property:

Historical Occupancy, ADR, RevPAR(1)

	2019	2020	2021
Occupancy	72.3%	26.3%	47.4%
ADR	$395.04	$460.21	$533.05
RevPAR	$285.51	$121.24	$252.78

(1)	As provided by the borrower and represents averages for the year ended December 31, unless otherwise specified.

■	COVID-19 Update. As of February 6, 2022, the Ritz-Carlton Rancho Mirage Property is open and operating. As of February 6, 2022, no loan modification or forbearance requests have been made on the Ritz-Carlton Rancho Mirage Loan. The first payment date of the Ritz-Carlton Rancho Mirage Loan is March 6, 2022.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ritz-carlton rancho mirage

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Ritz-Carlton Rancho Mirage Property:

Cash Flow Analysis(1)

	2019	2020	2021	Underwritten	Underwritten $ per Room
Rooms Revenue(5)	$25,427,453	$10,827,358	$22,512,271	$32,659,028	$133,848
Food & Beverage Revenue	19,504,062	6,252,651	10,619,093	19,504,062	79,935
Other Revenue(2)	5,776,287	2,282,052	4,944,950	5,776,287	23,673
Total Revenue	$50,707,802	$19,362,061	$38,076,314	$57,939,377	$237,456

Rooms Expense	$6,643,892	$2,952,445	$4,954,475	$8,533,417	$34,973
Food & Beverage Expense	14,701,314	5,999,701	9,344,110	14,701,314	60,251
Other Expense	5,706,083	3,380,641	5,339,370	5,772,785	23,659
Total Departmental Expense	27,051,289	12,332,787	19,637,956	29,007,515	118,883
Total Undistributed Expense	12,259,123	7,505,187	10,849,080	14,007,429	57,407
Total Fixed Expense	1,680,496	565,097	1,113,257	2,412,412	9,887
Total Operating Expenses	$40,990,908	$20,403,071	$31,600,293	$45,427,357	$186,178

Net Operating Income(3)	$9,716,894	($1,041,010)	$6,476,021	$12,512,020	$51,279
FF&E(4)	1,733,561	753,462	1,484,343	2,664,376	10,920
Net Cash Flow	$7,983,333	($1,794,472)	$4,991,678	$9,847,644	$40,359

(1)	Certain items such as straight-line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Revenue includes valet and daily parking, movie rentals, cancellation/attrition and other miscellaneous revenue.

(3)	The increase in Underwritten Net Operating Income is primarily attributable to underwriting to pre-COVID-19 pandemic 2019 occupancy at the ADR observed between June 2021 and December 2021. The Ritz-Carlton Rancho Mirage Property’s 2021 performance reflects recovery from the COVID-19 pandemic as stay-at-home orders were lifted and travel began to rebound. We cannot assure you that cash flows will return to pre-COVID-19 levels.

(4)	FF&E contributions are approximately 4% through May 2024 and approximately 5% thereafter through the duration of the hotel management agreement.

(5)	A portion of the room revenue is attributable to the rental management program related to the 16 non-collateral residential villa units. We cannot assure you that all or any of the residential villa units will continue to participate in the rental management program to the same extent as they currently participate in such program or at all.

■	Appraisal. According to the appraisal, the Ritz-Carlton Rancho Mirage Property had an “as-is” appraised value of $160,000,000 as of December 17, 2021.

■	Environmental Matters. According to a Phase I environmental report dated January 7, 2022, there are no recognized environmental conditions or recommendations for further action at the Ritz-Carlton Rancho Mirage Property.

■	Market Overview and Competition. The 244-room Ritz-Carlton Rancho Mirage Property is located in Rancho Mirage, California on Frank Sinatra Boulevard. The Ritz-Carlton Rancho Mirage is bordered by Gerald Ford Drive to the north, Bob Hope Drive to the east, and the Santa Rosa Mountains to the southwest. The nearby neighborhood is characterized by restaurants, a regional medical center, country clubs, auto dealerships, and retail shopping centers along with nearby residential areas. Nearby attractions include the Rancho Mirage City Hall, Thunderbird Country Club, The Palms Café, and Kobe Japanese Steakhouse. Major employers in the area include Desert Regional Medical Center, Palm Springs Unified School District, Spa Resort Casino, and the City of Palm Springs. Additionally, Palm Springs Convention Center serves as a driver of hospitality in the area. The Palm Springs Convention Center contains a total of 261,000 square feet, including 120,000 square feet of exhibit space (which is divisible into five sections), 21 breakout rooms, and an 18,000 SF lobby. The convention center underwent a $32.3 million expansion and reopened in 2005 as a new state-of-the-art-facility, including 12 loading docks, outdoor function space, and high-speed internet access.

Tourism is the primary driver of the local economy near the Ritz-Carlton Rancho Mirage Property. There has been growth over the last decade, as a young demographic has discovered the Coachella Valley. Tourism is driven by events such as the Coachella Valley Music & Arts Festival, which has grown over the years. The Great Palm Springs Convention & Visitors Bureau reports that tourism exceeded $6.0 billion in June 2019. In June 2021, the $250 million, 10,000 seat Coachella Valley Arena in Palm Desert broke ground and is expected to be completed by year end 2022. The Coachella Valley Arena will be the home arena of the AHL affiliate of the NHL’s Seattle Kraken expansion team. In October 2021, Goldenvoice extended its lease with the Empire Polo Club in Indio to continue hosting festivals such as the Coachella Valley Arts & Music Festival and Stagecoach until 2050.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ritz-carlton rancho mirage

The following table presents certain information relating to the primary competition for the Ritz-Carlton Rancho Mirage Property:

Competitive Set

Property(1)	Number of Rooms	Year Built	2021 Occupancy	2021 ADR	2021 RevPAR
Ritz-Carlton Rancho Mirage	244	1988	47.4%	$533.05	$252.78

Competitive Set(2)
Parker Palm Springs	144	2003	35% - 40%	$550 - $575	$220 - $230
La Quinta Resort & Club, Curio Collection by Hilton	785	1926	55% - 55%	$350 - $375	$180 - $190
Hyatt Regency Indian Wells Resort & Spa	530	1986	40% - 45%	$300 - $325	$130 - $140
Sanctuary on Camelback Mountain	109	1970	75% - 80%	$575 - $600	$450 - $475
Unbound Collection Royal Palms Resort & Spa	119	1948	60% - 65%	$400 - $425	$260 - $270
Boulders Resort & Spa	160	1985	55% - 60%	$475 - $500	$290 - $300
Four Seasons Scottsdale at Troon North	210	1999	35% - 40%	$775 - $800	$300 - $325
Ritz-Carlton Dove Mountain	253	2009	35% - 40%	$400 - $425	$160 - $170
Renaissance Palm Springs Hotel	410	1987	35% - 40%	$180 - $190	$70 - $75
JW Marriott Desert Springs Resort	884	1987	35% - 40%	$260 - $270	$95 - $100
Total / Wtd. Avg. Competitive Set			46.2%	$389.52	180.05

(1)	As provided by the borrowers and represents averages for the year ended December 31, unless otherwise specified.

(2)	Source: Appraisal.

■	The Borrower. The borrower is Newage Rancho Mirage II, LLC, a Delaware limited liability company. The borrower is structured to be a single purpose bankruptcy-remote entity, having two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Ritz-Carlton Rancho Mirage Loan. The borrower sponsor and non-recourse carveout guarantor is Tiffany Lam, CEO of Kam Sang Company, Inc.

■	Escrows. At loan origination, the borrower deposited approximately $3,042,635 into a debt service reserve. Provided no event of default is continuing, the debt service reserve will be reduced each month by 1/12 of the initial deposit. There is no ongoing debt service reserve in place.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12 of the reasonably estimated annual real estate taxes; provided, however, to the extent that amounts due for such taxes are reserved for in an account maintained by the Brand Manager (as defined below) pursuant to the Brand Management Agreement (as defined below) or are previously paid for by the Brand Manager pursuant to the Brand Management Agreement, the deposits required to be made by the borrower will be reduced on a dollar-for-dollar basis by such amounts.

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12 of reasonably estimated insurance premiums; provided, however, to the extent that amounts due for insurance premiums are reserved for in an account maintained by the Brand Manager pursuant to the Brand Management Agreement or are previously paid for by the Brand Manager pursuant to the Brand Management Agreement, the deposits required to be made by the borrower will be reduced on a dollar-for-dollar basis by such amounts.

FF&E Reserve – The borrower is required to deposit into a furniture, fixtures and equipment (“FF&E”) reserve, on a monthly basis, an amount equal to either (i) the amount mandated to be deposited under the Brand Management Agreement in effect as of the origination of the Ritz-Carlton Rancho Mirage Loan or (ii) in the event the Brand Management Agreement has been terminated in accordance with the terms of the Ritz-Carlton Rancho Mirage Loan documents, the greater of (a) any amount mandated by any replacement Brand Management Agreement or franchise agreement then in place with respect to the Ritz-Carlton Rancho Mirage Property and (b) 4.0% of revenue (excluding any TOT Rebates) over the immediately preceding 12-month period.

Seasonality Reserve – The borrower is required to deposit into a seasonality reserve, on a monthly basis, all amounts then remaining after the payment of basic carrying costs, hotel taxes, delinquent interest, operating expenses and FF&E expenses; provided, however, if the available amounts then on deposit in the seasonality reserve are equal to or exceed $1,267,765, then such deposit will be waived.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ritz-carlton rancho mirage

“Brand Management Agreement” means, collectively (i) a certain amended and restated management agreement between the borrower, Newage Rancho Mirage, LLC, and Ritz-Carlton Hotel Company, L.L.C. (the “Brand Manager”), dated as of June 28, 2017, as amended; (ii) a certain residential condominium license and development agreement between the Brand Manager and Newage Rancho Mirage, LLC (as successor-in-interest), dated as of February 22, 2007; and (iii) a certain rental program agreement by and between the borrower and Newage Rancho Mirage, LLC, dated as of May 31, 2017.

A “Ritz-Carlton Rancho Mirage Trigger Period” means each period commencing (i) following January 24, 2023, when the debt yield (as calculated under the Ritz-Carlton Rancho Mirage Loan documents), as determined as of the last day of each of two consecutive fiscal quarters, is less than 8.0%, (ii) upon the borrower’s failure to deliver annual, quarterly or monthly financial reports as and when required under the Ritz-Carlton Rancho Mirage Loan documents and concluding when such reports are delivered and indicate that no other Ritz-Carlton Rancho Mirage Trigger Period is continuing, or (iii) upon the occurrence of an event of default under any mezzanine loan created by the lender pursuant to the terms of the Ritz-Carlton Rancho Mirage Loan documents and concluding when such event of default is cured.

■	Lockbox and Cash Management. The Ritz-Carlton Rancho Mirage Loan is structured with a soft lockbox and springing cash management. So long as the Ritz-Carlton Rancho Mirage Property is subject to the Brand Management Agreement with the Brand Manager, the borrower will cause the Brand Manager, pursuant to the Brand Management Agreement, to deposit all net income (other than any TOT Rebates), after payment of certain property level expenses paid directly by the Brand Manager, into a lender-controlled lockbox account within one business day of receipt. In the event that the Brand Management Agreement is terminated in accordance with the Ritz-Carlton Rancho Mirage Loan documents or the Brand Manager is in default under the Brand Management Agreement, all income will be required to be deposited into such lender-controlled lockbox account within two business days of receipt. In addition, the Ritz-Carlton Rancho Mirage Loan is structured with a second lender-controlled soft lockbox (the “TOT Rebate Lockbox Account”) in connection with any TOT Rebates. The borrower is required to cause any TOT Rebates received by or on behalf of the borrower into the TOT Rebate Lockbox Account within two business days of receipt. To the extent that no Ritz-Carlton Rancho Mirage Trigger Period or event of default under the Ritz-Carlton Rancho Mirage Loan is continuing, all funds in the lockbox account or TOT Rebate Lockbox Account are required to be transferred to a borrower-controlled operating account. To the extent that a Ritz-Carlton Rancho Mirage Trigger Period or event of default under the Ritz-Carlton Rancho Mirage Loan is continuing, all funds in the lockbox account or TOT Rebate Lockbox Account are required to be transferred to the cash management account.

On each due date during the continuance of a Ritz-Carlton Rancho Mirage Trigger Period (or, at the lender’s discretion, during an event of default under the Ritz-Carlton Rancho Mirage Loan), all funds on deposit in the cash management account after payment of debt service on the Ritz-Carlton Rancho Mirage Loan, required reserves and budgeted operating expenses are required to be deposited into an excess cash flow reserve account as additional collateral for the Ritz-Carlton Rancho Mirage Loan.

■	Property Management. The Ritz-Carlton Rancho Mirage Property is managed by The Ritz-Carlton Hotel Company, L.L.C., a third-party management company.

■	Current Mezzanine or Secured Subordinate Indebtedness. The Ritz-Carlton Rancho Mirage Property is subject to a subordinate lien in favor of the City of Rancho Mirage securing the borrower’s repayment obligations under the TOT Rebate. See “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Ground Leases. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ritz-carlton rancho mirage

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the Ritz-Carlton Rancho Mirage Property, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA or a subsequent statute is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

silver sands premium outlets

Calvin Klein
carter's
OFF 5TH

COACH
FACTORY
asics OUTLET
COACH

ANN TAYLOR
FACTORY STORE
QUIKSILVER

SILVER SANDS PREMIUM OUTLETS
POINCIANA BLVD.
US 98 / EMERALD COAST PKWY.
Five Guys
Waffle house
winn-dixie
CVS
Domino's Pizza

OFF 5TH

LACOSTE
TUMI

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

silver sands premium outlets

UPPER LEVEL
OFF 5TH
OshKosh B'gosh
Nautica
MERRELL
LOFT
OLD NAVY
Lids
Hanes
Calvin Klein
THE NORTH FACE
WHITE HOUSE BLACK MARKET
carter's
AMERICAN EAGLE OUTFITTERS
Häagen-Dazs
PACSUN
POLO RALPH LAUREN
Disney store
J.CREW
BANANA REPUBLIC
Eddie Bauer
Vera Bradley
SWAROVSKI
New Balance
kate spade
LACOSTE
TORY BURCH
L'OCCITANE
Auntie Anne's
Brooks Brothers
Cole Haan
TALBOTS
JOCKEY
MICHAEL KORS
Clarks BOSTONIAN
CARRABBA'S
Levi's
CONVERSE
COACH
UPPER LEVEL
Panera BREAD
Reebok
SPERRY
SKECHERS
GAP
98
30
THE CHILDREN'S PLACE
crocs
FOSSIL
TOMMY HILFIGER
JOHNSTON & MURPHY
GNC
Columbia
ecco
SAS
EMERALD COAST PARKWAY
VANS
Anchor / Major
Inline
Vacant
Not Part of Collateral
N
PUMA
Lids
GREG NORMAN
Nike Factory Store

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

silver sands premium outlets

MAP © 2022 CARTIFACT
DATA © OSM CONTRIBUTORS
Silver Sands Premium Outlets
10562 Emerald Coast Parkway
Miramar Beach, FL 32550
EGLIN AIR FORCE BASE
Niceville
Valparaiso
Twin Oaks Park
Northwest Florida State College
Twin Cities Hospital
Eglin Golf Course
Rocky Bayou Country Club
Palm Plaza
Fred Gannon Rocky Bayou State Park
DESTIN-FORT WALTON BEACH AIRPORT
Choctaw Beach
Choctawhatchee Bay
DESTIN EXECUTIVE AIRPORT (DTS)
Destin
Indian Bayou Golf & Country Club
Gulf Islands National Seashore
Big Kahuna's Water and Adventure Park
Morgan Sports Complex
Henderson Beach State Park
Destin Commons
Destin ER
Emerald Bay Golf Club
Golf Garden of Destin
Seascape Golf Course
Bayside at Sandestin
The Market Shops
Burnt Pine Golf Club
Raven Golf Club
Miramar Beach
Sacred Heart Hospital on the Emerald Coast
Topsail Hill Preserve State Park
Santa Rosa Beach
Lion Park
Helen McCall Park
Gulf of Mexico
Albany
Dothan
Pensacola
Panama City
Tallahassee
Jacksonville
Gainesville
Daytona Beach
Atlantic Ocean
Orlando
Tampa
Lakeland
St Petersburg
Sarasota
Melbourne
Palm Bay
Port St Lucie
Fort Myers
Palm Beach
Naples
Marco Island
Miami

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

silver sands premium outlets

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	JPMCB
Location (City/State)	Miramar Beach, Florida		Cut-off Date Balance(2)	$56,000,000
Property Type	Retail		Cut-off Date Balance per SF(1)	$321.72
Size (SF)	435,156		Percentage of Initial Pool Balance	5.2%
Total Occupancy as of 1/26/2022	88.5%		Number of Related Mortgage Loans	None
Owned Occupancy as of 1/26/2022	88.5%		Type of Security(3)	Fee
Year Built / Latest Renovation	1986, 1995, 1999, 2000, 2007 / NAP		Mortgage Rate	3.95900%
Appraised Value	$276,000,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	NAP
			Original Interest Only Period (Months)	120

Underwritten Revenues	$23,797,959
Underwritten Expenses	$4,494,806
Underwritten Net Operating Income (NOI)	$19,303,153		Escrows(4)
Underwritten Net Cash Flow (NCF)	$18,367,568			Upfront	Monthly
Cut-off Date LTV Ratio(1)	50.7%		Taxes	$0	Springing
Maturity Date LTV Ratio(1)	50.7%		Insurance	$0	Springing
DSCR Based on Underwritten NOI / NCF(1)	3.43x / 3.27x		Replacement Reserve	$0	Springing
Debt Yield Based on Underwritten NOI / NCF(1)	13.8% / 13.1%		TI/LC	$0	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$140,000,000	100.0%	Loan Payoff	$100,317,667	71.7%
			Return of Equity	38,550,976	27.5
			Closing Costs	1,131,358	0.8
Total Sources	$140,000,000	100.0%	Total Uses	$140,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Silver Sands Whole Loan (as defined below). See “—The Mortgage Loan” below.
(2)	The Cut-off Date Balance of $56,000,000 represents the non-controlling note A-2, which is part of the Silver Sands Whole Loan consisting of three pari passu promissory notes with an aggregate original principal balance of $140,000,000.
(3)	The Silver Sands Whole Loan is secured by a leasehold interest owned by a borrower-related entity that has pledged the fee interest as security for the Silver Sands Whole Loan.
(4)	See “Escrows” below.

■	The Mortgage Loan. The Silver Sands Premium Outlets mortgage loan (the “Silver Sands Loan”) is part of a whole loan (the “Silver Sands Whole Loan”) that is evidenced by three pari passu senior promissory notes with an aggregate original principal balance and outstanding principal balance as of the Cut-off Date of $140,000,000. The Silver Sands Whole Loan is secured by the borrowers’ first priority fee interest in a 435,156 square foot premium outlet center located in Miramar Beach, Florida (the “Silver Sands Premium Outlets Property”). The Silver Sands Loan is comprised of the non-controlling note A-2, which has an original principal balance and outstanding principal balance as of the Cut-off Date of $56,000,000, representing approximately 5.2% of the Initial Pool Balance. The related companion loan evidenced by controlling note A-1 and non-controlling note A-3, which are currently held by Bank of America, National Association (“BofA”), are expected to be contributed to one or more future securitization transactions.

The Silver Sands Whole Loan was co-originated by JPMorgan Chase Bank, National Association (“JPMCB”) and BofA on February 10, 2022. The Silver Sands Whole Loan has an interest rate of 3.95900% per annum. The borrowers utilized the proceeds of the Silver Sands Whole Loan to refinance the Silver Sands Premium Outlets Property, return equity to the borrower sponsor and pay origination costs.

The Silver Sands Whole Loan has an initial and remaining term of 120 months. The Silver Sands Whole Loan requires interest-only payments for the entirety of the loan term. The scheduled maturity date for the Silver Sands Whole Loan is March 1, 2032. The Silver Sands Whole Loan may be voluntarily prepaid in whole (but not in part) beginning on the payment date in October 2031 without the payment of any prepayment premium. In addition, the Silver Sands Whole Loan may be defeased in whole (but not in part) at any time after the earlier of (i) September 1, 2025 and (ii) two years from the closing date of the securitization that includes the last note of the Silver Sands Whole Loan to be securitized.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

silver sands premium outlets

The table below summarizes the promissory notes that comprise the Silver Sands Whole Loan. The relationship between the holders of the Silver Sands Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Anticipated Note Holder	Controlling Piece
A-1	$65,000,000	$65,000,000	BofA(1)	Yes
A-2	56,000,000	56,000,000	Benchmark 2022-B33	No
A-3	19,000,000	19,000,000	BofA(1)	No
	$140,000,000	$140,000,000

(1)	Expected to be contributed to one or more future securitization transactions.

■	The Mortgaged Property. The Silver Sands Premium Outlets Property is a 435,156 square foot, premium retail outlet center located in Miramar Beach, Florida. The Silver Sands Premium Outlets Property is currently 88.5% leased to 80 tenants. The Silver Sands Premium Outlets Property was originally built in 1986 by the Howard Group with subsequent additions built in 1995, 1999, 2000 and 2007. The Silver Sands Premium Outlets Property is located on the north side of Emerald Coast Parkway (US Highway 98), west of Sandestin Golf and Beach Resort in Walton County. The Silver Sands Premium Outlets Property benefits from its location which is walkable from both beach and bay-front properties in a year-round tourist destination. Additionally, per the appraisal, the Silver Sands Premium Outlets Property benefits from limited increasing competition given a sparse number of vacant sites in the neighborhood for future retail development.

As of January 26, 2022, the Silver Sands Premium Outlets Property was 88.5% leased with a 10-year average occupancy of 92.5%. The Silver Sands Premium Outlets Property has a granular rent roll with no tenant occupying more than 6.8% of total net rentable area or accounting for more than 3.7% of underwritten base rent. The largest tenants by square footage include Saks Fifth Avenue Off 5th, Polo Ralph Lauren, Nike Factory Store, Old Navy Outlet and Columbia Sportswear Company, with no other tenant representing more than 2.7% of net rentable area. The five largest tenants account for 19.6% of net rentable area and 11.1% of underwritten rent. The primary anchor tenant, Saks Fifth Avenue Off 5th, occupies 29,502 square feet and pays percentage in lieu rent equal to 6.0% of gross sales up to $8,000,000 and 5% of gross sales thereafter. The Silver Sands Premium Outlets Property also benefits from additional demand driven by six non-collateral tenants. These non-collateral tenants include Clarks, Haggar, Starbucks, Kate Spade, Lacoste, and Tumi. The Silver Sands Premium Outlets Property had TTM sales as of November 2021 of approximately $191 million, which is a 9.9% increase from 2019 pre-pandemic level.

■	Major Tenants.

The largest tenant by underwritten base rent is Under Armour (8,332 square feet, 1.9% of NRA, 3.7% of underwritten base rent). Under Armour is a developer, marketer and distributor of branded athletic performance apparel, footwear and accessories for men, women, and youth. Under Armour is publicly listed on the NYSE and has a market capitalization of approximately of $8.576 billion as of February 2, 2022. Sales for Under Armour at the Silver Sands Premium Outlets Property were reported at $822 per square foot, $813 per square foot, $723 per square foot, and $1,062 per square foot for 2018, 2019, 2020, and TTM November 2021, respectively. Under Armour accounts for approximately $646,675 ($77.61 per square foot) of underwritten base rent on a lease that expires in May 31, 2026.

The second largest tenant by underwritten base rent is Gap Outlet (10,285 square feet, 2.4% of NRA, 3.6% of underwritten base rent). Gap Outlet is an American clothing and accessory retailer launched in 1994 by The Gap, Inc. (“GAP”). GAP is publicly listed on the NSYE and has a market capitalization of approximately $6.602 billion as of February 2, 2022. Sales for GAP at the Silver Sands Property were reported at $402 per square foot, $376 per square foot, $236 per square foot, and $444 per square foot for 2018, 2019, 2020, and TTM November 2021, respectively. GAP accounts for approximately $642,430 ($62.46 per square foot) of underwritten base rent on a lease that expires in January 2023.

The third largest tenant by underwritten base rent is Columbia Sportswear Company (“Columbia”) (12,014 square feet, 2.8% of NRA, 3.5% of underwritten base rent). Columbia designs, manufactures, markets, and distributes

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

silver sands premium outlets

active outdoor apparels. Columbia offers jackets, rainwear, golf apparels, bottoms, bags, coolers, hats, sunglasses, and footwear products. Columbia markets its products to specialty and department store retailers worldwide. Columbia is publicly listed on the NASDAQ and has a market capitalization of approximately $6.285 billion as of February 11, 2022. Sales for Columbia at the Silver Sands Premium Outlets Property were reported at $697 per square foot, $726 per square foot, $635 per square foot, and $831 per square foot for 2018, 2019, 2020, and TTM November 2021, respectively. Columbia accounts for approximately $614,369 ($51.14 per square foot) of underwritten base rent on a lease that expires in January 2023.

■	COVID-19 Update. As of February 10, 2022, the Silver Sands Whole Loan is not subject to any forbearance, modification or debt service relief request. As of January 26, 2022, 17 tenants (24.7% of underwritten rent), received rental relief, of which 11 have paid back in full and returned to their contractual rental agreements. The six outstanding tenant rental deferments are scheduled to end by September 2022. The first payment date of the Silver Sands Whole Loan is April 1, 2022.

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (MIS/Fitch/S&P)(2)	Tenant GLA (SF)	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Under Armour	Ba3/NR/BB	8,332	1.9%	$646,675	3.7%	$77.61	5/31/2026	None
Gap Outlet	Ba3/NR/BB	10,285	2.4%	$642,430	3.6%	$62.46	1/31/2023	None
Columbia(4)	NR/NR/NR	12,014	2.8%	$614,369	3.5%	$51.14	1/31/2023	None
Nike Factory Store	A1/NR/AA-	15,327	3.5%	$528,322	3.0%	$34.47	1/31/2029	None
Polo Ralph Lauren	A3/NR/A-	15,621	3.6%	$526,896	3.0%	$33.73	12/31/2027	1, 7 year option
Disney Store Outlet	A2/A-/BBB+	4,950	1.1%	$507,425	2.9%	$102.51	1/31/2024	None
Michael Kors	Ba2/BBB-/BBB-	4,982	1.1%	$454,358	2.6%	$91.20	7/31/2024	None
American Eagle Outfitters	NR/NR/NR	8,914	2.0%	$427,872	2.4%	$48.00	1/31/2024	None
Zales The Diamond Store	NR/NR/BB-	1,557	0.4%	$392,486	2.2%	$252.08	1/31/2025	None
Old Navy Outlet	Ba3/NR/BB	12,934	3.0%	$382,712	2.2%	$29.59	1/31/2029	None
Ten Largest Owned Tenants		94,916	21.8%	$5,123,545	28.9%	$53.98
Remaining Tenants		290,222	66.7%	$12,577,690	71.1%	$43.34
Vacant		50,018	11.5%	$0	0.0%	$0.00
Total / Wtd. Avg.		435,156	100.00%	$17,701,235	100.00%	$45.96

(1)	Based on the underwritten rent roll dated January 26, 2022.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per square foot are inclusive of overage rent, percent in lieu rent and contractual rent steps through February 2023.
(4)	Columbia Sportswear Com, is benefitting from a monthly rent discount of $3,106 through April 2022 related to the COVID-19 pandemic.

Largest Tenants Sales Performance(1)

Tenant Name	TTM November 2021 Sales	TTM November 2021 Sales PSF	Occupancy Cost
Under Armour	$8,852,144	$808	11.8%
Gap Outlet	4,565,512	444	16.8%
Columbia Sportswear Com	9,985,908	827	8.0%
Nike Factory Store	10,076,295	651	8.0%
Polo Ralph Lauren	9,021,278	577	7.4%
Disney Store Outlet	4,683,938	946	12.4%
Michael Kors	5,143,865	1,032	10.1%
American Eagle Outfitters	4,929,977	553	11.8%
Zales The Diamond Store	4,312,994	2,761	9.8%
Old Navy Outlet	6,238,844	482	9.7%
Ten Largest Owned Tenants	$67,810,754	$835	10.0%

(1)	Sales data provided by the borrowers.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

silver sands premium outlets

The following table presents certain information relating to the lease rollover schedule at the Silver Sands Premium Outlets Property:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2022	40,755	9.4	9.4%	1,690,116	9.5	$41.47	10
2023	91,507	21.0	30.4%	4,258,991	24.1	$46.54	20
2024	98,156	22.6	53.0%	4,084,083	23.1	$41.61	16
2025	39,159	9.0	61.9%	2,291,350	12.9	$58.51	12
2026	27,480	6.3	68.3%	1,639,028	9.3	$59.64	7
2027	25,940	6.0	74.2%	1,083,772	6.1	$41.78	4
2028	0	0.0	74.2%	0	0.0	$0.00	0
2029	36,298	8.3	82.6%	1,466,141	8.3	$40.39	5
2030	19,543	4.5	87.1%	1,012,931	5.7	$51.83	5
2031	0	0.0	87.1%	0	0.0	$0.00	0
2032 & Thereafter	6,300	1.4	88.5%	174,825	1.0	$27.75	1
Vacant	50,018	11.5	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	435,156	100.00%		$17,701,235	100.00%	$45.96	80

(1)	Based on the underwritten rent roll dated January 26, 2022.
(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF are inclusive of overage rent, percent in lieu rent and contractual rent steps through February 2023.

The following table presents certain information relating to historical occupancy at the Silver Sands Premium Outlets Property:

Historical Leased %(1)

	2017	2018	2019	2020	2021(2)
Occupancy	91%	90%	91%	89%	89%
Occupancy w/ Temp. Tenants	92%	92%	95%	91%	91%

(1)	As provided by the borrowers and represents occupancy as of December 31 unless otherwise indicated.

(2)	As of August 2021.

Historical Sales and Occupancy Cost Summary(1)

	2016	2017	2018	2019	2020	TTM November 2021
Gross Mall Sales	$188,475,330	$181,819,372	$182,705,495	$173,745,896	$143,705,997	$190,904,458
Sales PSF (Inline <10,000 SF)	$479	$471	$484	$471	$411	$528
Occupancy Cost (Inline <10,000 SF)	12.8%	13.7%	13.7%	14.3%	16.6%	13.1%

(1)	As provided by the borrowers.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

silver sands premium outlets

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Silver Sands Premium Outlets Property:

Cash Flow Analysis(1)

	2018	2019	2020	TTM November 2021	Underwritten	Underwritten $ per SF
Base Rent	$15,825,272	$15,790,160	$15,205,780	$14,557,603	$14,958,916	$34.38
Rent Steps(2)	0.00	0.00	0.00	0.00	340,303	$0.78
% in Lieu(3)(4)	408,543	396,960	478,604	404,861	398,598	$0.92
Overage Rent(5)	604,710	717,979	203,540	1,507,332	2,003,419	$4.60
Vacant Income	0.00	0.00	0.00	0.00	3,232,735	$7.43
Expense Reimbursement	5,357,958	5,759,017	5,613,944	6,121,594	5,585,286	$12.84
Vacancy Loss(6)	(18,530)	3,713	(1,676,895)	(55,181)	(3,299,623)	($7.58)
Temp Tenants	200,659	295,345	359,711	399,652	346,207	$0.80
Other Income(7)	217,474	262,293	178,004	238,654	232,119	$0.53
Effective Gross Income	$22,596,086	$23,225,467	$20,362,688	$23,174,515	$23,797,959	$54.69
Total Operating Expenses	4,762,444	4,436,947	3,283,549	4,562,537	4,494,806	$10.33
Net Operating Income	$17,833,642	$18,788,520	$17,079,139	$18,611,978	$19,303,153	$44.36
Replacement Reserves	0	0	0	0	870,312	$2.00
TI/LC	0	0	0	0	65,273	$0.15
Net Cash Flow	$17,833,642	$18,788,520	$17,079,139	$18,611,978	$18,367,568	$42.21

(1)	Based on the underwritten rent roll dated January 26, 2022.
(2)	Contractual rent steps taken through February 2023.
(3)	Underwritten to the contractual lease terms using TTM November 2021 sales.
(4)	There are two tenants that currently pay percent in lieu rent, Saks Fifth Avenue Off 5th and SAS Shoes.
(5)	Represents actual contractual overage rent based on TTM November 2021 sales from 26 tenants.
(6)	Historical Vacancy Loss represents bad debt write-offs net of recoveries.
(7)	Underwritten Other Income includes income from local/miscellaneous media, ad panels and other miscellaneous income.

■	Appraisal. According to the appraisal, the Silver Sands Premium Outlets Property had an “as-is” appraised value of $276,000,000 as of December 21, 2021.

■	Environmental Matters. According to a Phase I environmental report dated December 20, 2021, there are no recognized environmental conditions or recommendations for further action at the Silver Sands Premium Outlets Property.

■	Market Overview and Competition. The Silver Sands Premium Outlets Property is located approximately 30 miles west of Panama City Beach along the northern side of Emerald Coast Parkway (US Highway 98) in Miramar Beach, Florida. The Silver Sands Premium Outlets Property is located within the Fort Walton Beach retail market and is accessible via Highway 98, which is the main east/west thoroughfare along the coastal area of the Florida Panhandle providing access to Pensacola to the west and Panama City to the east.

The appraiser indicated the Fort Walton Beach retail market exhibits some supply constraint given a limited number of vacant sites in the neighborhood for future retail development of any significant size. Supply growth is minimal with only 70,000 square feet of development underway and virtually no retail starts over the past year according to the appraiser.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

silver sands premium outlets

The following table presents certain information relating to the primary competition for The Silver Sands Premium Outlets Property:

Competitive Properties(1)

	Silver Sands Premium Outlets	Grand Boulevard	Destin Commons
Distance from Subject	NAP	2.1 miles	4.4 miles
Year Built/Remodel	1986, 1995, 1999, 2000, 2007 / NAP	2004 / 2007	2003 / 2014
Total GLA	435,156	331,410	602,397
Anchor GLA	129,122	44,271	250,539
Anchor Ratio	30%	13%	42%
Total Occupancy	88.5%	94%	87%
Anchor Tenants	Saks Off Fifth Avenue Off 5th; Polo Ralph Lauren; Nike Factory Store; Old Navy Outlet; Columbia Sportswear; Hanesbrands; Loft Outlet; Gap Outlet; Tommy Hilfiger	Publix	Belk; AMC Cinemas; Bass Pro; Books-A-Million; H&M; Uncle Buck; Forever 21

(1)	Source: Appraisal.

The following table presents certain information relating to the market rent conclusions for the various types of tenants at The Silver Sands Premium Outlets Property:

Market Rent Synopsis(1)

	Anchor(2)	Major(3)	>5,000 SF	2,500-5,000 SF	1,000-2,500 SF	<1,000 SF	Jewelry	Outparcel
Market Rent	$8.00	$32.50	$40.00	$47.50	$55.00	$95.00	$175.00	$25.00
Lease Term (Years)	10	10	5	5	5	5	5	10
Lease Term (Reimbursements)	Gross	Fixed CAM	Fixed CAM	Fixed CAM	Fixed CAM	Fixed CAM	Fixed CAM	Fixed CAM
Contract Rent Increase Projection	10.00% in Year 6	10.00% in Year 6	2.00% per Annum	2.00% per Annum	2.00% per Annum	2.00% per Annum	2.00% per Annum	10.00% in Year 6

(1)	Source: Appraisal.
(2)	Anchor tenant refers to Saks Fifth Avenue Off 5th.
(3)	Major tenants refers to Polo Ralph Lauren, Nike Factory Store, Old Navy Outlet, Columbia Sportswear, Hanesbrands, Loft Outlet, Gap Outlet and Tommy Hilfiger.

■	The Borrowers. The borrowers are Silver Sands GL I, LLC and Silver Sands GL II, LLC. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Silver Sands Whole Loan. The borrower sponsor is a joint venture between Simon Property Group, L.P. (50%) and The Howard Group (50%). Simon Property Group, L.P. is the operating partnership of Simon Property Group Inc., which is a global leader in the ownership of premier shopping, dining, entertainment and mixed-use destinations and an S&P 100 company (Simon Property Group). Simon Property Group, L.P. owns properties across North America, Europe and Asia, and generates billions in annual sales. Simon Property Group, L.P. is rated A3/A- by Moody’s/S&P, respectively. The Howard Group is a real estate development company specializing in premier commercial developments and upscale resort residential properties located along northwest Florida’s Gulf Coast. Founded by Keith Howard in 1988, The Howard Group’s development portfolio includes the Grand Boulevard at Sandestin which features 765,000 square feet of retail, restaurant, Class A office and hotel space.

■	Escrows.

Tax Reserve – On each due date after the occurrence of a Control Event (as defined below) or during a Reserve Trigger Period (as defined below) or at any time (x) any taxes and other charges are not paid by the borrowers prior to the assessment of any penalty for late payment and prior to the date that such taxes and other charges become delinquent or (y) upon request of the lender, the borrowers fail to promptly provide evidence reasonably satisfactory to the lender that such taxes and other charges have been paid prior to the assessment of any penalty for late

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

silver sands premium outlets

payment and prior to the date that such taxes and other charges become delinquent, the borrowers are required to make monthly deposits of 1/12th of the annual estimated real estate taxes.

Insurance Reserve – On each due date after the occurrence of a Control Event, or in the event that during a Reserve Trigger Period the borrowers have not provided satisfactory evidence to the lender that the Silver Sands Premium Outlets Property is covered by insurance policies that are being maintained as part of a reasonably acceptable blanket insurance policy in accordance with the Silver Sands Whole Loan documents, the borrowers are required to make monthly deposits of 1/12th of the annual estimated insurance premiums.

Replacement Reserve – On each due date after the occurrence of a Control Event and otherwise during a Reserve Trigger Period on which the balance on deposit in the replacement reserve account is less than approximately $174,062 (provided that no such cap will apply during a Lockbox Event Period (as defined below)), the borrowers are required to make monthly deposits of approximately $7,253.

TI/LC Reserve – On each due date after the occurrence of a Control Event and otherwise during a Reserve Trigger Period on which the balance on deposit in the TI/LC reserve account is less than $1,740,624 (provided that no such cap will apply during a Lockbox Event Period), the borrowers are required to make monthly deposits of $72,526.

■	Lockbox and Cash Management. The Silver Sands Whole Loan is structured with a hard lockbox and springing cash management. Revenues from the Silver Sands Premium Outlets Property are required to be deposited into the lockbox account directly by tenants and any funds received by the borrowers and property manager are required to be deposited within two business days of receipt. Funds deposited in the lockbox account are required to be swept as directed by the borrowers into the borrowers operating account unless a Lockbox Event Period has occurred and is continuing, in which case such funds are required to be swept on a weekly basis into the cash management account and applied and disbursed in accordance with the Silver Sands Whole Loan documents. On each due date during a Lockbox Event Period, all funds on deposit in the cash management account after payment of debt service on the Silver Sands Whole Loan, required reserves and budgeted operating expenses are required to be deposited into an excess cash flow reserve account as additional collateral for the Silver Sands Whole Loan.

“Control Event” means if SPG LP or Simon Inc. does not own at least 50% of the direct or indirect interests in the borrower or does not control the borrowers.

“Reserve Trigger Event” means that as of the date of determination, the debt yield for the Silver Sands Whole Loan based on the trailing four calendar quarter period immediately preceding the date of such determination is less than 10.5% for two consecutive calendar quarters.

“Reserve Trigger Event Cure” means the achievement of a debt yield for the Silver Sands Whole Loan of 10.5% or greater for two consecutive calendar quarters based upon the trailing four calendar quarter period immediately preceding the date of determination.

“Reserve Trigger Period” means the period commencing on the occurrence of a Reserve Trigger Event and continuing until the occurrence of a Reserve Trigger Event Cure.

“Lockbox Event” means the occurrence of: (a) an event of default; (b) any bankruptcy action of the borrowers or the property manager; or (c) the debt yield based on the trailing four calendar quarter period immediately preceding such date of determination being less than 9.0% for two consecutive calendar quarters (a “Debt Yield Trigger Event”).

“Lockbox Event Period” means the period commencing on the occurrence of a Lockbox Event and continuing until the occurrence of the applicable Lockbox Termination Event (defined below).

“Lockbox Termination Event” means (i) with respect to the clause (a) above, the acceptance by the lender of a cure of such event of default, (ii) with respect to the clause (b) above solely with respect to the property manager, if the borrower replaces the property manager with a qualified manager within 60 days or such bankruptcy action of the property manager is discharged or dismissed within 90 days without any adverse consequences to the Silver

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

silver sands premium outlets

Sands Premium Outlets Property or the Silver Sands Whole Loan, (iii) with respect to the clause (c) above, the achievement of a debt yield of 9.0% or greater for two consecutive quarters; provided, however, that, each such Lockbox Termination Event set forth in this definition will be subject to the following conditions, (i) no other Lockbox Event has occurred and is continuing, (ii) no other event of default has occurred and is continuing under the Silver Sands Whole Loan documents, (iii) the borrowers may not cure a Lockbox Event (x) more than a total of five times in the aggregate during the term of the Silver Sands Whole Loan or (y) triggered by a bankruptcy action of the borrowers at any time during the term of the Silver Sands Whole Loan, and (iv) the borrowers have paid all of the lender’s reasonable out-of-pocket expenses incurred in connection with such Lockbox Termination Event, including reasonable attorney’s fees and expenses.

■	Property Management. The Silver Sands Premium Outlets Property is managed by Simon Management Associates II, LLC, an affiliate of the borrower.

■	Current Mezzanine or Secured Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted, other than transfers of immaterial or non-income producing portions of the Silver Sands Premium Outlets Property any federal, state or local government or any political subdivision thereof in connection with takings or condemnations of any portion of the Silver Sands Premium Outlets Property (including, without limitation, portions of the Silver Sands Premium Outlets Property’s “ring road”) for dedication or public use, upon satisfaction of certain conditions set forth in the Silver Sands Whole Loan documents.

■	Terrorism Insurance. The borrowers are required to maintain terrorism insurance in an amount equal to the full replacement cost of the Silver Sands Premium Outlets Property, as well as 24 months of rental loss and/or business income interruption coverage, together with a 365-day extended period of indemnity following restoration. For so long as TRIPRA is in effect and continues to cover both foreign and domestic acts, the provisions of TRIPRA will determine the acts of terrorism for which coverage will be required. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

exchangeright net leased portfolio #53

Sherwin Williams Distribution Center – Effingham, IL

Walgreens – Lincolnton, NC

Kroger
Pharmacy
Kroger – Clarkston, MI

Walgreens – Greenville, SC

Schnucks
Schnucks Markets – Farmington, MO

Walgreens
Walgreens – Watervliet, NY

WellMed – Corpus Christi, TX

Walgreens
Walgreens – Orland Park, IL

DOLLAR TREE
Dollar Tree – Batavia, OH

CVS/pharmacy
CVS Pharmacy – Tulsa, OK

Family Dollar – South Bend, IN

Walgreens
Walgreens – Mattydale, NY

DOLLAR GENERAL
DOLLAR GENERAL
Dollar General – Russellville, AR

Walgreens – Shawnee, KS

Walgreens – El Dorado, AR

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

exchangeright net leased portfolio #53

Sioux Falls
SD
Milwaukee
MI
Detroit
Syracuse
Buffalo
Albany
VT
NH
Boston
MA
NY
IA
Chicago
Cleveland
CT
RI
NE
Omaha
Des Moines
IN
OH
Pittsburgh
PA
New York
IL
Indianapolis
Columbus
Philadelphia
NJ
Kansas City
MD
Baltimore
Cincinnati
DE
St. Louis
Washington, D.C.
KS
MO
Louisville
Charleston
WV
Richmond
KY
VA
Norfolk
Tulsa
Nashville
Knoxville
Raleigh
OK
AR
Memphis
TN
NC
Oklahoma City
Little Rock
Charlotte
Wilmington
Columbia
Atlanta
SC
MS
AL
Fort Worth
Dallas
Shreveport
Jackson
Montgomery
GA
TX
LA
Savannah
Atlantic Ocean
Baton Rouge
Austin
Tallahassee
Jacksonville
Houston
New Orleans
San Antonio
Orlando
Tampa
Laredo
Corpus Christi
Gulf of Mexico
St. Petersburg
FL
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ExchangeRight Net Leased Portfolio #53

	PROPERTY NAME	ADDRESS	CITY	STATE	ZIP CODE
1	Sherwin Williams Distribution Center - Effingham (Wabash), IL	711 West Wabash Avenue	Effingham	Illinois	62401
2	Schnucks Markets - Farmington (Valley Creek), MO	942 Valley Creek Drive	Farmington	Missouri	63640
3	Kroger- Clarkston, MI	6625-6669 Dixie Highway	Clarkston	Michigan	48346
4	Walgreens - Lincolnton (Main), NC	1230 East Main Street	Lincolnton	North Carolina	28092
5	Walgreens - Greenville (North), SC	2323 East North Street	Greenville	South Carolina	29607
6	Walgreens - Watervliet (2nd), NY	1901 2nd Avenue	Watervliet	New York	12189
7	WellMed - Corpus Christi (Saratoga), TX	3434 Saratoga Boulevard	Corpus Christi	Texas	78415
8	Walgreens - Orland Park (143rd), IL	11981 West 143rd Street	Orland Park	Illinois	60467
9	CVS Pharmacy - Tulsa (Harvard), OK	2110 South Harvard Avenue	Tulsa	Oklahoma	74112
10	Walgreens - Mattydale (Brewerton), NY	2616 Brewerton Road	Mattydale	New York	13211
11	Walgreens- Shawnee, KS	5455 Roberts Street	Shawnee	Kansas	66226
12	Walgreens - El Dorado, AR	2135 North West Avenue	El Dorado	Arkansas	71730
13	Dollar Tree - Powder Springs (Macland), GA	3285 New Macland Road	Powder Springs	Georgia	30127
14	Dollar General - St. Amant (Highway 22), LA	45274 Highway 22	Saint Amant	Louisiana	70774
15	Dollar Tree- Batavia (Bauer), OH	2226 Bauer Road	Batavia	Ohio	45103
16	Sherwin Williams - Waunakee (County), WI	2810 Sarah Lane	Waunakee	Wisconsin	53597
17	Family Dollar - South Bend (Lincoln), IN	736 Lincoln Way West	South Bend	Indiana	46616
18	Dollar General - Uniontown (Connellsville), PA	126 Connellsville Street	Uniontown	Pennsylvania	15401
19	Dollar General - Zachary (Hwy 964), LA	20766 LA-964	Zachary	Louisiana	70791
20	Webster Bank - Vernon Rockville(Talcottville), CT	475 Talcottville Road	Vernon	Connecticut	06066
21	Dollar General - Russellville (State 124), AR	2331 State Route 124	Russellville	Arkansas	72802
22	Dollar General - Tulsa (41st), OK	5801 West 41st Street	Tulsa	Oklahoma	74107
23	Dollar Tree - Apollo (North), PA	129 North Plaza	Apollo	Pennsylvania	15613
24	Dollar General - Cordova (Dexter), TN	8271 Dexter Road	Cordova	Tennessee	38016
25	Dollar General - Toledo (McCord), OH	1121 North McCord Road	Toledo	Ohio	43615

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

exchangeright net leased portfolio #53

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	25	Loan Seller		CREFI
Location (City/State)(1)	Various, Various	Cut-off Date Balance(3)		$56,000,000
Property Type(1)	Various	Cut-off Date Balance per SF(2)		$53.62
Size (SF)	1,603,784	Percentage of Initial Pool Balance		5.2%
Total Occupancy as of 3/1/2022	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 3/1/2022	100.0%	Type of Security		Fee
Year Built / Latest Renovation(1)	Various / Various	Mortgage Rate		3.45300%
Appraised Value	$158,795,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		60

Underwritten Revenues	$8,456,570
Underwritten Expenses	$211,414	Escrows(4)
Underwritten Net Operating Income (NOI)	$8,245,156		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,064,893	Taxes	$48,834	$48,834
Cut-off Date LTV Ratio(2)	54.2%	Insurance	$0	Springing
Maturity Date LTV Ratio(2)	54.2%	Replacement Reserve	$520,700	$3,976
DSCR Based on Underwritten NOI / NCF(2)	2.74x / 2.68x	TI/LC	$500,000	Springing
Debt Yield Based on Underwritten NOI / NCF(2)	9.6% / 9.4%	Other(5)	$115,595	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$86,000,000	54.1%	Purchase Price(6)	$155,003,040	97.5%
Principal’s New Cash Contribution	73,049,288	45.9	Reserves	2,861,119	1.8
			Closing Costs	1,185,129	0.7
Total Sources	$159,049,288	100.0%	Total Uses	$159,049,288	100.0%

(1)	See “—Portfolio Summary” below.

(2)	Calculated based on the aggregate outstanding principal balance of the ExchangeRight Net Leased Portfolio #53 Whole Loan (as defined below). See “—The Mortgage Loan” below.

(3)	The Cut-off Date Balance of $56,000,000 represents the controlling note A-1, which is part of the ExchangeRight Net Leased Portfolio #53 Whole Loan. See “—The Mortgage Loan” below.

(4)	See “—Escrows” section below.

(5)	Other Upfront reserves consist of $91,595 for an immediate repairs reserve and $24,000 for an environmental reserve.

(6)	The borrower sponsor acquired the ExchangeRight Net Leased #53 Properties in all-cash transactions between October and December 2021 for a combined purchase price of $155,003,040. The ExchangeRight Net Leased Portfolio #53 Properties were unencumbered at the time of origination.

■	The Mortgage Loan. The ExchangeRight Net Leased Portfolio #53 mortgage loan (the “ExchangeRight Net Leased Portfolio #53 Loan”) is part of a whole loan (the “ExchangeRight Net Leased Portfolio #53 Whole Loan”) evidenced by two pari passu notes that are secured by first mortgages encumbering the borrower’s fee interests in 25 single tenant properties (comprised of 23 retail properties, one industrial property, and one medical office property) located in 18 different states (the “ExchangeRight Net Leased Portfolio #53 Properties”). The ExchangeRight Net Leased Portfolio #53 Whole Loan is evidenced by the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $56,000,000 and a non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $30,000,000. The ExchangeRight Net Leased Portfolio #53 Whole Loan, which accrues interest at a rate of 3.45300% per annum, was originated on December 22, 2021, had an aggregate original principal balance of $86,000,000 and has an aggregate outstanding principal balance as of the Cut-off Date of $86,000,000.

The ExchangeRight Net Leased Portfolio #53 Whole Loan had an initial interest-only term of 60 months and has a remaining term of 58 months as of the Cut-off Date. The scheduled maturity date of the ExchangeRight Net Leased Portfolio #53 Whole Loan is the due date in January 2027.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

exchangeright net leased portfolio #53

The table below summarizes the promissory notes that comprise the ExchangeRight Net Leased Portfolio #53 Whole Loan. The relationship between the holders of the ExchangeRight Net Leased Portfolio #53 Whole Loan will be governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$56,000,000	$56,000,000	Benchmark 2022-B33	Yes
A-2	30,000,000	30,000,000	Benchmark 2022-B32	No
Total	$86,000,000	$86,000,000

■	The Mortgaged Properties. The ExchangeRight Net Leased Portfolio #53 Properties consist of 25 single tenant properties (comprised of 23 retail properties, one industrial property and one medical office property) which are collectively 100.0% occupied. The ExchangeRight Net Leased Portfolio #53 Properties are located across 18 different states. Retail tenants account for approximately 60.0% of the ExchangeRight Net Leased Portfolio #53 Properties’ underwritten base rent, while industrial and medical office tenants collectively account for the remaining approximately 40.0%.

■	Major Tenants. The largest tenant based on the underwritten base rent at the ExchangeRight Net Leased Portfolio #53, Sherwin Williams, occupies 1,237,325 SF (77.2% of the net rentable area, 36.7% of the UW Base Rent) with lease expirations of May 31, 2029 (1,233,800 SF) and December 31, 2031 (3,525 SF). Founded in 1866 and headquartered in Cleveland, Sherwin Williams provides paint and coating products to professional, commercial, and retail customers.

The second largest tenant based on the underwritten base rent, Walgreens, occupies 97,179 SF (6.1% of the net rentable area, 28.7% of UW Base Rent) with lease expirations of December 31, 2033 (14,820 SF), June 30, 2031 (14,820 SF), July 31, 2034 (14,820 SF), January 31, 2036 (14,550 SF), December 31, 2028 (14,523 SF), August 31, 2028 (12,738 SF), and April 27, 2028 (10,908 SF). Walgreens operates a pharmacy store chain in the United States and specializes in filling prescriptions, health, and wellness products and photo services.

The third largest tenant based on the underwritten base rent, Schnucks Markets, occupies 62,058 SF (3.9% of the net rentable area, 7.7% of UW Base Rent) located at the Schnucks Markets- Farmington (Valley Creek), MO property with a lease expiration of February 15, 2033. Founded in 1939, Schnucks is a privately held, family-owned supermarket chain that is based in St. Louis, with 112 Locations in five states.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

exchangeright net leased portfolio #53

The following table presents certain information relating to the individual ExchangeRight Net Leased Portfolio #53 Properties:

Portfolio Summary

Property Name	Location	Year Built / Renovated(1)	GLA	Property Occupancy(2)	Whole Loan Cut-off Date Balance	% Whole Loan Cut-off Date Balance	Appraised Value(1)	UW NCF
Sherwin Williams Distribution Center - Effingham (Wabash), IL	Effingham, IL	1971 / 2010	1,233,800	100.0%	$33,110,000	38.5%	$61,100,000	$2,806,895
Schnucks Markets - Farmington (Valley Creek), MO	Farmington, MO	1995 / NAP	62,058	100.0	$6,000,000	7.0%	10,100,000	623,189
Kroger- Clarkston, MI	Clarkston, MI	1989 / NAP	57,392	100.0	$4,550,000	5.3%	9,025,000	426,447
Walgreens - Lincolnton (Main), NC	Lincolnton, NC	2011 / NAP	14,550	100.0	$4,400,000	5.1%	8,100,000	410,845
Walgreens - Greenville (North), SC	Greenville, SC	2005 / NAP	14,523	100.0	$3,900,000	4.5%	6,800,000	377,584
Walgreens - Watervliet (2nd), NY	Watervliet, NY	2000 / NAP	12,738	100.0	$2,780,000	3.2%	6,200,000	372,738
WellMed - Corpus Christi (Saratoga), TX	Corpus Christi, TX	1995 / 2018	27,717	100.0	$3,900,000	4.5%	6,950,000	364,659
Walgreens - Orland Park (143rd), IL	Orland Park, IL	2009 / NAP	14,820	100.0	$3,860,000	4.5%	6,800,000	359,015
CVS Pharmacy - Tulsa (Harvard), OK	Tulsa, OK	2011 / NAP	13,225	100.0	$3,750,000	4.4%	7,310,000	353,305
Walgreens - Mattydale (Brewerton), NY	Mattydale, NY	1999 / NAP	10,908	100.0	$3,000,000	3.5%	5,100,000	315,126
Walgreens- Shawnee, KS	Shawnee, KS	2009 / NAP	14,820	100.0	$2,975,000	3.5%	5,290,000	279,282
Walgreens - El Dorado, AR	El Dorado, AR	2006 / NAP	14,820	100.0	$1,860,000	2.2%	4,700,000	239,158
Dollar Tree - Powder Springs (Macland), GA	Powder Springs, GA	1997 / NAP	10,735	100.0	$1,090,000	1.3%	1,700,000	101,800
Dollar General - St. Amant (Highway 22), LA	Saint Amant, LA	2017 / NAP	10,640	100.0	$1,090,000	1.3%	2,040,000	102,315
Dollar Tree- Batavia (Bauer), OH	Batavia, OH	2020 / NAP	10,000	100.0	$1,070,000	1.2%	1,800,000	100,388
Sherwin Williams - Waunakee (County), WI	Waunakee, WI	2021 / NAP	3,525	100.0	$1,035,000	1.2%	2,010,000	97,422
Family Dollar - South Bend (Lincoln), IN	South Bend, IN	2017 / NAP	8,320	100.0	$1,025,000	1.2%	2,000,000	96,291
Dollar General - Uniontown (Connellsville), PA	Uniontown, PA	2020 / NAP	7,489	100.0	$875,000	1.0%	1,900,000	94,744
Dollar General - Zachary (Hwy 964), LA	Zachary, LA	2016 / NAP	9,026	100.0	$960,000	1.1%	1,730,000	90,624
Webster Bank - Vernon Rockville(Talcottville), CT	Vernon, CT	1981 / NAP	6,652	100.0	$940,000	1.1%	1,610,000	88,300
Dollar General - Russellville (State 124), AR	Russellville, AR	2013 / NAP	9,100	100.0	$890,000	1.0%	1,500,000	83,595
Dollar General - Tulsa (41st), OK	Tulsa, OK	2012 / NAP	9,026	100.0	$820,000	1.0%	1,380,000	76,993
Dollar Tree - Apollo (North), PA	Apollo, PA	1972 / 2016	9,583	100.0	$690,000	0.8%	1,200,000	69,573
Dollar General - Cordova (Dexter), TN	Cordova, TN	2005 / NAP	9,303	100.0	$740,000	0.9%	1,300,000	69,518
Dollar General - Toledo (McCord), OH	Toledo, OH	2007 / NAP	9,014	100.0	$690,000	0.8%	1,150,000	65,088
Total / Wtd. Avg.			1,603,784	100.0%	$86,000,000	100.0%	$158,795,000	$8,064,893

(1)	Source: Appraisal.

(2)	As of underwritten rent rolls dated March 1, 2022.

■	COVID-19 Update. As of February 6, 2022, ExchangeRight Net Leased Portfolio #53 Properties were open and operating. Collections for the ExchangeRight Net Leased Portfolio #53 Properties were 100.0% throughout the COVID-19 pandemic. As of February 6, 2022, the ExchangeRight Net Leased Portfolio #53 Whole Loan is not subject to any modification or forbearance requests. The ExchangeRight Net Leased Portfolio #53 Whole Loan is current as of its February payment date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

exchangeright net leased portfolio #53

The following table presents certain information relating to the major tenants at the ExchangeRight Net Leased Portfolio #53 Properties:

Largest Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Sales PSF	Occupancy Cost	Renewal / Extension Options
Sherwin Williams	BBB/Baa2/BBB	1,237,325	77.2%	$3,269,339	36.7%	$2.64	Various(4)	NAV	NAV	3, 5-year options
Walgreens	NR/Baa2/BBB	97,179	6.1	2,556,895	28.7	$26.31	Various(5)	NAV	NAV	3, 5-year options
Schnuck Markets	NR/NR/NR	62,058	3.9	682,858	7.7	$11.00	2/15/2033	NAV	NAV	5, 5-year options
Dollar General	NR/Baa2/BBB	63,598	4.0	639,586	7.2	$10.06	Various(6)	NAV	NAV	2, 5-year options
Kroger	NR/Baa1/BBB	57,392	3.6	469,696	5.3	$ 8.18	5/31/2031	NAV	NAV	6, 5-year options
WellMed	A/A3/A+	27,717	1.7	399,679	4.5	$14.42	1/22/2030	NAV	NAV	2, 5-year options
CVS Pharmacy	NR/Baa2/BBB	13,225	0.8	383,578	4.3	$29.00	1/31/2036	NAV	NAV	6, 5-year options
Dollar Tree	NR/Baa2/BBB	30,318	1.9	298,308	3.4	$9.84	Various(7)	NAV	NAV	Various(8)
Family Dollar	NR/Baa2/NR	8,320	0.5	105,305	1.2	$12.66	3/31/2033	NAV	NAV	6, 5-year options
Webster Bank	NR/NR/BBB+	6,652	0.4	96,408	1.1	$14.49	9/30/2027	NAV	NAV	None
Largest Tenants		1,603,784	100.0%	$8,901,652	100.0%	$5.55
Remaining Tenants		0	0.0	0	0.0	$0.00
Vacant		0	0.0	0	0.0	$0.00
Total / Wtd. Avg. All Tenants		1,603,784	100.0%	$8,901,652	100.0%	$5.55

(1)	Based on the underwritten rent roll as of March 1, 2022.

(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF are inclusive of straight line rent steps for certain investment grade tenants including Sherwin Williams, Dollar General and Dollar Tree.

(4)	Sherwin Williams leases 1,237,325 SF of space across two properties: (i) Sherwin Williams Distribution Center - Effingham (Wabash), IL, 1,233,800 SF of space with an initial lease expiration of May 31, 2029 and (ii) Sherwin Williams - Waunakee (County), WI, 3,525 SF of space with an initial lease expiration of December 31, 2031.

(5)	Walgreens leases 97,179 SF across seven properties: (i) Walgreens - Orland Park (143rd), IL, 14,820 SF with an initial lease expiration date of July 31, 2034 based on the first termination option and a final lease expiration date of July 31, 2084, (ii) Walgreens - Shawnee, KS, 14,820 SF with an initial lease expiration date of December 31, 2033 based on the first termination option and a final lease expiration date of December 31, 2083, (iii) Walgreens - Mattydale (Brewerton), NY, 10,908 SF with a lease expiration date of April 27, 2028, (iv) Walgreens - Lincolnton (Main), NC, 14,550 SF with an initial lease expiration date of January 31, 2036 based on the first termination option and a final lease expiration date of January 31, 2086, (v) Walgreens - Greenville (North), SC, 14,523 SF with an initial lease expiration date of December 31, 2028 based on the first termination option and a final lease expiration date of December 31, 2079, (vi) Walgreens - El Dorado, AR, 14,820 SF with an initial lease expiration date of June 30, 2031 based on the first termination option and a final lease expiration date of December 31, 2081 and (vii) Walgreens - Watervliet (2nd), NY, 12,738 SF with a lease expiration date of August 31, 2028. All lease termination options are subject to a notice of at least 12 months.

(6)	Dollar General leases 63,598 SF of space across seven properties: (i) Dollar General - Zachary (Hwy 964), LA, 9,026 SF of space with an initial lease expiration of April 30, 2031, (ii) Dollar General - Uniontown (Connellsville), PA, 7,489 SF of space with an initial lease expiration of November 30, 2035, (iii) Dollar General - Tulsa (41st), OK, 9,026 SF of space with an initial lease expiration of October 31, 2027. (iv) Dollar General - Cordova (Dexter), TN, 9,303 SF of space with an initial lease expiration of August 31, 2031, (v) Dollar General - Russellville (State 124), AR, 9,100 SF of space with an initial lease expiration of April 30, 2028, (vi) Dollar General - Toledo (McCord), OH, 9,014 SF of space with an initial lease expiration of September 30, 2030, and (vii) Dollar General - St. Amant (Highway 22), LA, 10,640 SF of space with an initial lease expiration of May 31, 2032.

(7)	Dollar Tree leases 30,318 SF of space across three properties: (i) Dollar Tree - Apollo (North), PA, 9,583 SF with an initial lease expiration of February 29, 2028. (ii) Dollar Tree - Batavia (Bauer), OH, 10,000 SF with an initial lease expiration of January 31, 2031. and (iii) Dollar Tree - Powder Springs (Macland), GA, 10,735 SF with an initial lease expiration of March 31, 2027.

(8)	Dollar Tree properties have various lease renewal / extension options: (i) 3, 5-year options for Dollar Tree - Apollo (North), PA, (ii) 4, 5-year options for Dollar Tree - Batavia (Bauer), OH, and (iii) 2, 5-year options for Dollar Tree - Powder Springs (Macland), GA.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

exchangeright net leased portfolio #53

The following table presents certain information relating to the lease rollover schedule at the ExchangeRight Net Leased Portfolio #53 Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	26,413	1.6	1.6%	292,637	3.3	$11.08	3
2028	56,852	3.5	5.2%	1,324,851	14.9	$23.30	5
2029	1,233,800	76.9	82.1%	3,163,589	35.5	$2.56	1
2030	36,731	2.3	84.4%	471,409	5.3	$12.83	2
2031	104,066	6.5	90.9%	1,121,907	12.6	$10.78	6
2032 & Thereafter	145,922	9.1	100.0%	2,527,258	28.4	$17.32	8
Vacant	0	0.0	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	1,603,784	100.0%		$8,901,652	100.0%	$5.55	25

(1)	Based on the underwritten rent rolls dated March 1, 2022.

(2)	Certain tenants may have termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

(3)	UW Base Rent, % of Total UW Base Rent, and UW Base Rent $ per SF are inclusive of straight line rent steps for certain investment grade tenants including Sherwin Williams Distribution Center - Effingham (Wabash), IL, Dollar General - Russellville (State 124), AR, Dollar General - Tulsa (41st), OK, Dollar General - Uniontown (Connellsville), PA and Dollar Tree - Powder Springs (Macland), GA.

The following table presents certain information relating to historical leasing at the ExchangeRight Net Leased Portfolio #53 Properties:

Historical Leased %(1)

2018	2019	2020	Current(2)
N/A	N/A	N/A	100.0%

(1)	Historical Occupancies are unavailable due to the acquisition of ExchangeRight Net Leased Portfolio #53 Properties at origination.

(2)	Current Occupancy is based on the underwritten rent roll as of March 1, 2022.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

exchangeright net leased portfolio #53

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the ExchangeRight Net Leased Portfolio #53 Properties:

Cash Flow Analysis(1)

	Underwritten	Underwritten $ per SF
Base Rent	$8,781,515	$5.48
Contractual Rent Steps(2)	120,138	$0.07
Vacant Income	0	$0.00
Reimbursements	0	$0.00
Other Income	0	$0.00
Vacancy & Credit Loss	(445,083)	($0.28)
Effective Gross Income	$8,456,570	$5.27

Real Estate Taxes	0	$0.00
Insurance	0	$0.00
Management Fee	211,414	$0.13
Other Operating Expenses	0	$0.00
Total Operating Expenses	$211,414	$0.13

Net Operating Income	$8,245,156	$5.14
TI/LC	0	$0.00
Replacement Reserves	180,263	$0.11
Net Cash Flow	$8,064,893	$5.03

(1)	Historical financial information is unavailable due to the acquisition of the ExchangeRight Net Leased Portfolio #53 Properties at origination.

(2)	Contractual rent steps are underwritten as the straight line average over the lease term for certain investment grade tenants including Sherwin Williams Distribution Center - Effingham (Wabash), IL, Dollar General - Russellville (State 124), AR, Dollar General - Tulsa (41st), OK, Dollar General - Uniontown (Connellsville), PA and Dollar Tree - Powder Springs (Macland), GA.

■	Appraisal. According to the appraisal reports dated between October 5, 2021 and November 30, 2021, the ExchangeRight Net Leased Portfolio #53 Properties had an aggregate “as-is” appraised value of $158,795,000.

■	Environmental Matters. The Phase I environmental reports dated between September 9, 2021 and December 15, 2021 and delivered in connection with the origination of the ExchangeRight Net Leased Portfolio #53 Whole Loan identified (i) as a REC for the Walgreens – Greenville (North), SC property an open regulatory case for releases from petroleum underground storage tanks formerly located onsite that resulted in impacts to groundwater linked to historic onsite operations conducted by Hawkins 2 Exxon and Exxon Corp from as early as 1986 to circa 2001, (ii) as a REC for the Walgreens – Lincolnton (Main), NC property the known release of chlorinated solvent associated with the property’s historic use as a dry cleaning facility from the 1950s to circa 1976, and (iii) as a REC for the Walgreens – Mattydale (Brewerton), NY property impacts to soil and groundwater caused by releases from underground storage tanks associated with the property’s historic use as a gas station as early as 1963 to circa 1995. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

exchangeright net leased portfolio #53

■	Market Overview. The ExchangeRight Net Leased Portfolio #53 Properties are 25 geographically dispersed properties across 18 different states. The ExchangeRight Net Leased Portfolio #53 Properties are located in submarkets with vacancy rates ranging from 0.9% to 11.0%. The submarkets’ rents per SF range from $3.25 to $18.69.

Market Analysis(1)

Property Name	City, State	Market	Submarket	Submarket Inventory	Submarket Vacancy	Submarket Rent PSF	UW Base Rent PSF(2)
Sherwin Williams Distribution Center - Effingham (Wabash), IL	Effingham, IL	Champaign-Springfield-Decatur	Effingham	6,020,595	3.5%	$3.25	$2.48
Schnucks Markets - Farmington (Valley Creek), MO	Farmington, MO	St. Louis	Farmington	2,025,734	0.9%	$15.12	$11.00
Kroger- Clarkston, MI	Clarkston, MI	Detroit	Lakes Area	8,385,184	7.3%	$12.67	$8.18
Walgreens - Lincolnton (Main), NC	Lincolnton, NC	Charlotte	Lincoln County	4,506,949	2.7%	$15.56	$30.65
Walgreens - Greenville (North), SC	Greenville, SC	Greenville / Spartanburg	N Pleasantburg	1,004,986	10.4%	$9.70	$28.23
Walgreens - Watervliet (2nd), NY	Watervliet, NY	Albany-Schenectady-Troy	East Outer Albany County	8,643,483	4.4%	$14.32	$31.75
WellMed - Corpus Christi (Saratoga), TX	Corpus Christi, TX	Corpus Christi	South Side	2,474,902	5.4%	$18.69	$14.42
Walgreens - Orland Park (143rd), IL	Orland Park, IL	Chicago	South Suburban	14,375,788	7.8%	$15.73	$26.32
CVS Pharmacy - Tulsa (Harvard), OK	Tulsa, OK	Tulsa	Midtown/North Central Tulsa	12,440,631	5.9%	$12.70	$29.00
Walgreens - Mattydale (Brewerton), NY	Mattydale, NY	Syracuse	SE Outer Onondaga County	9,081,660	2.7%	$12.91	$31.35
Walgreens- Shawnee, KS	Shawnee, KS	Kansas City	Northwest Johnson County	10,071,712	6.1%	$14.26	$20.51
Walgreens - El Dorado, AR	El Dorado, AR	Texarkana	El Dorado	1,911,643	10.2%	$7.10	$17.58
Dollar Tree - Powder Springs (Macland), GA	Powder Springs, GA	Atlanta	Powder Springs / Austell	12,078,421	9.4%	$14.29	$10.00
Dollar General - St. Amant (Highway 22), LA	Saint Amant, LA	Baton Rouge	Ascension Parish	5,826,447	2.0%	$16.18	$10.54
Dollar Tree- Batavia (Bauer), OH	Batavia, OH	Cincinnati	Outlying Cincinnati East	1,261,139	5.8%	$3.91	$11.00
Sherwin Williams - Waunakee (County), WI	Waunakee, WI	Madison	Outlying Dane West	2,722,803	1.8%	$18.39	$30.00
Family Dollar - South Bend (Lincoln), IN	South Bend, IN	South Bend	Downtown South Bend	2,013,330	2.5%	NAV	$12.66
Dollar General - Uniontown (Connellsville), PA	Uniontown, PA	Pittsburgh	Fayette County	7,101,762	11.0%	$6.70	$13.82
Dollar General - Zachary (Hwy 964), LA	Zachary, LA	Baton Rouge	Greater Baton Rouge North	5,335,335	3.2%	$10.18	$11.00
Webster Bank - Vernon Rockville(Talcottville), CT	Vernon, CT	Connecticut	Tolland County	5,407,301	5.9%	$12.91	$14.49
Dollar General - Russellville (State 124), AR	Russellville, AR	Little Rock	Russellville	3,129,550	3.5%	$13.96	$9.84
Dollar General - Tulsa (41st), OK	Tulsa, OK	Tulsa	West Tulsa	3,555,872	4.9%	$8.87	$9.15
Dollar Tree - Apollo (North), PA	Apollo, PA	Pittsburgh	Armstrong	2,010,139	0.9%	$10.00	$8.00
Dollar General - Cordova (Dexter), TN	Cordova, TN	Memphis	Cordova	5,341,044	5.0%	$16.14	$8.23
Dollar General - Toledo (McCord), OH	Toledo, OH	Toledo	West-Sylvania	14,857,211	2.2%	$12.00	$7.76

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll as of March 1, 2022 and inclusive of rent steps.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

exchangeright net leased portfolio #53

■	The Borrower. The borrower for the ExchangeRight Net Leased Portfolio #53 Whole Loan is ExchangeRight Net-Leased Portfolio 53 DST, a Delaware statutory trust. The borrower sponsor is ExchangeRight Real Estate, LLC. ExchangeRight Real Estate, LLC is also a non-recourse carveout guarantor for the ExchangeRight Net Leased Portfolio #53 Whole Loan along with David Fisher, Joshua Ungerecht and Warren Thomas. ExchangeRight Net-Leased Portfolio 53 DST is 99.0% owned by accredited investors and 1.0% owned by David Fisher, Joshua Ungerecht and Warren Thomas, collectively. ExchangeRight Net-Leased Portfolio #53 DST is managed by Gregory S. Harrison, ExchangeRight Asset Management, LLC and ExchangeRight NLP #53 Master Lessee, LLC. The latter two entities are 100% owned by ExchangeRight Real Estate, LLC, a provider of 1031-exchangeable DST offerings based in Pasadena, CA with more than $4.1 billion of assets under management, 17 million SF of space and more than 950 properties. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the ExchangeRight Net Leased Portfolio #53 Whole Loan. DST Signatory Trustee has the right to vote on certain material actions taken by ExchangeRight Net-Leased Portfolio 53 DST.

■	Escrows. At origination of the ExchangeRight Net Leased Portfolio #53 Whole Loan, the borrower deposited approximately (i) $48,834 into a real estate tax reserve account, (ii) $520,700 into a replacement reserve account, (iii) $91,595 into an immediate repairs reserve account, (iv) $24,000 into an environmental reserve account and (v) $500,000 into a TI/LC reserve account.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12 of the real estate taxes that the lender estimates will be payable during the next 12 months (initially estimated to be $48,834).

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12 of the insurance premiums that the lender estimates will be payable for the renewal of coverage, unless an acceptable blanket policy was in place. An acceptable blanket policy was in place at origination of the ExchangeRight Net Leased Portfolio #53 Whole Loan.

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, an amount equal to approximately $3,976.

TI/LC – On each due date following the occurrence of a Cash Management Period (as defined below), the borrower will be required to deposit approximately $100,237 per month into the TI/LC reserve account.

■	Lockbox and Cash Management. The ExchangeRight Net Leased Portfolio #53 Loan is structured with a hard lockbox and springing cash management. The borrower, manager and master lessee are required to cause all rents to be deposited directly into a lender approved lockbox account. All funds received by the borrower, manager, or master lessee are required to be deposited in a lockbox account within two business days following receipt. During the continuance of a Cash Management Period, all funds on deposit in the lockbox account are required to be swept at the end of each business day into a lender-controlled cash management account and applied on each payment date and disbursed in accordance with the loan agreement. Provided no Cash Management Period is continuing, funds on deposit in the lockbox accounts will be disbursed to the borrower’s operating account.

“Cash Management Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default (beyond any applicable cure period) under the ExchangeRight Net Leased Portfolio #53 Whole Loan documents, (ii) the debt service coverage ratio for the ExchangeRight Net Leased Portfolio #53 Whole Loan being less than 1.50x, or (iii) July 1, 2026, to the extent a Qualified Transfer (as defined below) has not occurred, and (B) ending upon (a) with respect to clause (i) above, such event of default has been cured, (b) with respect to clause (ii) above, the debt service coverage ratio for the ExchangeRight Net Leased Portfolio #53 Whole Loan is at least equal to 1.55x as of the last day of two consecutive calendar quarters, or (c) with respect to clause (iii) above, a Qualified transfer has occurred. Notwithstanding the foregoing, a Cash Management Period will not be deemed to cease in the event any other triggering event is then ongoing.

“Qualified Transfer” means the transfer of all of the ownership interests in borrower to an approved transferee and the replacement of guarantor with an approved transferee (which transferee may not be a Delaware statutory trust) provided that certain terms and conditions are satisfied, including, without limitation, (i) if required by the lender,

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

exchangeright net leased portfolio #53

delivery of a rating comfort letter, (ii) the approved transferee will own all of the ownership interests in borrower and master lessee.

■	Property Management. The ExchangeRight Net Leased Portfolio #53 Properties are managed by NLP Management, LLC, an affiliate of the borrower sponsor.

■	Current Mezzanine or Secured Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. The borrowers are permitted to a release of one or more of the ExchangeRight Net Leased Portfolio #53 Properties from the lien of the ExchangeRight Net Leased Portfolio #53 Whole Loan documents at any time after the date that is two years after the Closing Date, subject to satisfaction of the applicable conditions set forth therein, including, without limitation, that:

(i)	no event of default has occurred and is continuing under the ExchangeRight Net Leased Portfolio #53 Whole Loan;

(ii)	the borrower has delivered a REMIC opinion with respect to any applicable release in form and substance acceptable to the lender and the rating agencies and such release otherwise satisfies then applicable REMIC rules and regulations;

(iii)	defeasance of the ExchangeRight Net Leased Portfolio #53 Whole Loan is then permitted and the borrower has partially defeased the ExchangeRight Net Leased Portfolio #53 Whole Loan (to the extent that a partial defeasance is then permitted under the loan documents) in an amount equal to the greater of (a) 115% of the allocated loan amount of such ExchangeRight Net Leased Portfolio #53 Property or Properties and (b) 90% of the net sales proceeds applicable to such ExchangeRight Net Leased Portfolio #53 Property; and

(iv)	the debt service coverage ratio after any such release is no less than the greater of (i) the debt service coverage ratio immediately prior to such release and (ii) 2.00x; and

(v)	the debt yield for the ExchangeRight Net Leased Portfolio #53 Whole Loan after any such release is no less than the greater of (i) the debt yield immediately prior to such release and (ii) 9.3%.

■	Terrorism Insurance. The borrowers are required to maintain or cause to be maintained, as part of the “all-risk” insurance policy maintained by the borrowers, coverage for terrorism in an amount equal to the full replacement cost of the ExchangeRight Net Leased Portfolio #53 Properties, plus business interruption coverage in an amount equal to 100% of the projected gross revenue from the ExchangeRight Net Leased Portfolio #53 Properties covering a restoration period of 18 months. Each of the sole tenants at the following ExchangeRight Net Leased Portfolio #53 Properties maintain property and terrorism insurance for the applicable ExchangeRight Net Leased Portfolio #53 Property occupied by such tenant in accordance with the terms of the ExchangeRight Net Leased Portfolio #53 Whole Loan documents: (i) Dollar General – Russellville, AR; (ii) Walgreens – El Dorado, AR; (iii) Webster Bank – Vernon, CT; (iv) Sherwin Williams Distribution Center – Effingham, IL; (v) Walgreens – Orland Park, IL; (vi) Family Dollar – South Bend, IN; (vii) Walgreens – Shawnee, KS; (viii) Dollar General, St. Amant, LA; (ix) Dollar General – Zachary, LA; (x) Walgreens – Lincolnton, NC; (xi) Walgreens – Mattydale, NY; (xii) Walgreens – Watervliet, NY; (xiii) CVS Pharmacy – Tulsa, OK; (xiv) Dollar General, Tulsa, OK; (xv) Dollar General – Uniontown, PA; (xvi) Walgreens – Greenville, SC; and (xvii) WellMed – Corpus Christi, TX. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

twin spans business park and delaware river industrial park

Twin Spans Business Park

Delaware River Industrial Park

600 Ships Landing Way

300 Anchor Mill Road

Warehouse

6 Dock View Drive

10 Dock View Drive

350 Anchor Mill Road

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

twin spans business park and delaware river industrial park

MAP © 2022 CARTIFACT
DATA © OSM CONTRIBUTORS
Wilmington
New Castle
NEW CASTLE AIRPORT
Delaware River
95
495
141
295
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2
3
4
5
6
7
8
9
10
11
12
13
14

Twin Spans Business Park and Delaware River Industrial Park

	PROPERTY NAME	ADDRESS	CITY	STATE	ZIP CODE
1	100 Ships Landing Way	100 Ships Landing Way	New Castle	Delaware	19804
2	800 Ships Landing Way	800 Ships Landing Way	New Castle	Delaware	19804
3	301 Anchor Mill Road	301 Anchor Mill Road	New Castle	Delaware	19804
4	300 Anchor Mill Road	300 Anchor Mill Road	New Castle	Delaware	19804
5	200 Anchor Mill Road	200 Anchor Mill Road	New Castle	Delaware	19804
6	400 Ships Landing Way	400 Ships Landing Way	New Castle	Delaware	19804
7	501 Ships Landing Way	501 Ships Landing Way	New Castle	Delaware	19804
8	250 Anchor Mill Road	250 Anchor Mill Road	New Castle	Delaware	19804
9	350 Anchor Mill Road	350 Anchor Mill Road	New Castle	Delaware	19804
10	600 Ships Landing Way	600 Ships Landing Way	New Castle	Delaware	19804
11	27-55 Harbor View Drive	27-55 Harbor View Drive	New Castle	Delaware	19804
12	7-23 Harbor View Drive	7-23 Harbor View Drive	New Castle	Delaware	19804
13	6 Dock View Drive	6 Dock View Drive	New Castle	Delaware	19804
14	10 Dock View Drive	10 Dock View Drive	New Castle	Delaware	19804

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

twin spans business park and delaware river industrial park

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	14	Loan Seller	CREFI
Location (City/State)	New Castle, Delaware	Cut-off Date Balance(3)	$50,000,000
Property Type	Industrial	Cut-off Date Balance per SF(2)	$63.30
Size (SF)	2,180,017	Percentage of Initial Pool Balance	4.6%
Total Occupancy as of Various Dates(1)	98.2%	Number of Related Mortgage Loans	None
Owned Occupancy as of Various Dates(1)	98.2%	Type of Security	Fee
Year Built / Latest Renovation	Various / NAP	Mortgage Rate	3.64950%
Appraised Value	$224,250,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$15,533,384
Underwritten Expenses	$3,582,225	Escrows(4)
Underwritten Net Operating Income (NOI)	$11,951,159	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$11,395,097	Taxes	$853,045	$142,174
Cut-off Date LTV Ratio(2)	61.5%	Insurance	$0	Springing
Maturity Date LTV Ratio(2)	61.5%	Replacement Reserves	$0	Springing
DSCR Based on Underwritten NOI / NCF(2)	2.34x / 2.23x	TI/LC	$0	Springing
Debt Yield Based on Underwritten NOI / NCF(2)	8.7% / 8.3%	Other(5)	$139,982	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$138,000,000	100.0%	Loan Payoff	$89,548,238	64.9%
			Return of Equity	45,626,489	33.1
			Closing Costs	1,832,245	1.3
			Reserves	993,028	0.7
Total Sources	$138,000,000	100.0%	Total Uses	$138,000,000	100.0%

(1)	Based on the underwritten rent rolls dated January 1, 2022 and March 6, 2022.

(2)	Calculated based on the aggregate outstanding balance of the Twin Spans Business Park and Delaware River Industrial Park Whole Loan (as defined below).

(3)	The Cut-off Date Balance of $50,000,000 represents the non-controlling note A-3 of the $138,000,000 Twin Spans Business Park and Delaware River Industrial Park Whole Loan evidenced by three pari passu notes.

(4)	See “—Escrows” below.

(5)	Other upfront reserve consists of an outstanding TI reserve in the amount of approximately $139,982.

■	The Mortgage Loan. The mortgage loan (the “Twin Spans Business Park and Delaware River Industrial Park Loan”) is part of a whole loan (the “Twin Spans Business Park and Delaware River Industrial Park Whole Loan”) consisting of three pari passu notes with an outstanding aggregate principal balance as of the Cut-off Date of $138,000,000 and is secured by first mortgages encumbering the fee interests in a portfolio of 14 warehouse/distribution industrial properties located in New Castle, Delaware (the “Twin Spans Business Park and Delaware River Industrial Park Properties”). The Twin Spans Business Park and Delaware River Industrial Park Loan, evidenced by the non-controlling note A-3, has an outstanding principal balance as of the Cut-off Date of $50,000,000 and represents approximately 4.6% of the Initial Pool Balance. The related pari passu companion loans are evidenced by the controlling note A-1 (with an outstanding principal balance as of the Cut-off Date of $60,000,000) and non-controlling note A-2 (with an outstanding principal balance as of the Cut-off Date of $28,000,000). The related companion loan evidenced by controlling note A-1, which is currently held by Barclays Capital Real Estate Inc., is expected to be contributed to one or more future securitization transactions. The Twin Spans Business Park and Delaware River Industrial Park Whole Loan was co-originated by Citi Real Estate Funding Inc. and Barclays Capital Real Estate Inc. on January 28, 2022. The Twin Spans Business Park and Delaware River Industrial Park Whole Loan has an interest rate of 3.64950% per annum. The borrowers utilized the proceeds of the Twin Spans Business Park and Delaware River Industrial Park Whole Loan to refinance the Twin Spans Business Park and Delaware River Industrial Park Properties, return equity to the borrower sponsor, fund reserves and pay origination costs.

The Twin Spans Business Park and Delaware River Industrial Park Whole Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Twin Spans Business Park and Delaware River Industrial Park Whole Loan requires payments of interest-only for the entire term of the Twin Spans Business Park and Delaware River Industrial Park Whole Loan. The stated maturity date is the due date in February 2032. Voluntary prepayment of the Twin Spans Business Park and Delaware River Industrial Park Whole Loan is prohibited prior to November 6, 2031. The borrowers have the option to defease the entire $138,000,000 Twin Spans Business Park and Delaware River Industrial Park Whole Loan in whole after the earlier to occur of (i) two

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

twin spans business park and delaware river industrial park

years after the closing date of the securitization that includes the last note to be securitized and (ii) January 28, 2025.

The table below summarizes the promissory notes that comprise the Twin Spans Business Park and Delaware River Industrial Park Whole Loan. The relationship between the holders of the Twin Spans Business Park and Delaware River Industrial Park Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” and “—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$60,000,000	$60,000,000	Barclays Capital Real Estate Inc.(1)	Yes
A-2	28,000,000	28,000,000	Barclays Capital Real Estate Inc.(1)	No
A-3	50,000,000	50,000,000	Benchmark 2022-B33	No
Total	$138,000,000	$138,000,000

(1)	The related notes are currently held by the Note Holder identified in the table above and are expected to be contributed to one or more future securitization transactions.

■	The Mortgaged Properties. The Twin Spans Business Park and Delaware River Industrial Park Properties consist of 14 industrial buildings totaling 2,180,017 SF located in New Castle, Delaware. Situated on the western banks of the Delaware River, the Twin Spans Business Park and Delaware River Industrial Park Properties are situated within two industrial and logistics parks, Twin Spans Business Park and Delaware River Industrial Park. The Twin Spans Business Park and Delaware River Industrial Park Properties were built between 1960 and 2018 and feature ceiling heights ranging from 20 to 37 feet, wide column spacing and numerous loading docks and drive-in doors. As of the underwritten rent rolls dated January 1, 2022 and March 6, 2022, the Twin Spans Business Park and Delaware River Industrial Park Properties were 98.2% leased to 23 different tenants from various industries including national, regional, and local food service groups, auto part materials distributors, personal protective equipment suppliers and freight logistics firms. No single tenant across the Twin Spans Business Park and Delaware River Industrial Park Properties occupies more than 15.4% of NRA or makes up more than 14.1% of UW Base Rent. Additionally, ten of the 23 tenants, accounting for 46.3% of UW Base Rent, have been at the Twin Spans Business Park and Delaware River Industrial Park Properties for at least 14 years.

The following table presents certain information relating to the Twin Spans Business Park and Delaware River Industrial Park Properties:

Property Name	City, State	Allocated Loan Amount	% of Allocated Loan Amount	Total GLA	Year Built	As-Is Appraised Value	UW EGI	% of UW EGI
350 Anchor Mill Road	New Castle, DE	$25,750,000	18.7%	421,291	2007	$40,750,000	$2,834,599	18.2%
301 Anchor Mill Road	New Castle, DE	18,500,000	13.4	335,046	2002	32,950,000	2,103,763	13.5
400 Ships Landing Way	New Castle, DE	15,400,000	11.2	235,000	1996	23,550,000	1,824,640	11.7
800 Ships Landing Way	New Castle, DE	14,350,000	10.4	226,200	2002	23,000,000	1,634,997	10.5
6 Dock View Drive	New Castle, DE	12,900,000	9.3	201,079	2000	19,700,000	1,502,158	9.7
501 Ships Landing Way	New Castle, DE	9,600,000	7.0	159,630	1998	14,600,000	1,180,685	7.6
250 Anchor Mill Road	New Castle, DE	7,700,000	5.6	106,800	2004	12,550,000	903,310	5.8
10 Dock View Drive	New Castle, DE	6,400,000	4.6	100,630	2018	10,300,000	709,875	4.6
7-23 Harbor View Drive	New Castle, DE	5,750,000	4.2	68,067	1999	9,300,000	680,137	4.4
200 Anchor Mill Road	New Castle, DE	5,600,000	4.1	101,182	2007	10,200,000	651,534	4.2
300 Anchor Mill Road	New Castle, DE	5,400,000	3.9	83,850	1960	8,850,000	610,728	3.9
27-55 Harbor View Drive	New Castle, DE	5,150,000	3.7	68,453	1990	9,050,000	557,313	3.6
100 Ships Landing Way	New Castle, DE	3,000,000	2.2	44,800	2001	4,700,000	339,645	2.2
600 Ships Landing Way	New Castle, DE	2,500,000	1.8	27,989	2004	4,750,000	0	0.0
Total		$138,000,000	100.0%	2,180,017		$224,250,000	$15,533,384	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

twin spans business park and delaware river industrial park

■	Major Tenants. The three largest tenants based on the aggregate UW Base Rent at the Twin Spans Business Park and Delaware River Industrial Park Properties are as follows:

Tire Rack, Inc (335,046 SF; 15.4% of aggregate NRA; 14.1% of aggregate UW Base Rent). Tire Rack, Inc is a customer-direct wheels and car accessories distributor that has grown into a nationwide company that distributes more than 2 million tires annually. Tire Rack, Inc uses its space at the Twin Spans Business Park and Delaware River Industrial Park Properties as a distribution center for online and phone orders and has a small showroom to display its 24 tire brands. Tire Rack, Inc has occupied its space at the 301 Anchor Mill Road property since September 2002 and recently executed a 5-year renewal option through June 30, 2027.

Zenith Products Corp (276,839 SF; 12.7% of aggregate NRA; 13.6% of aggregate UW Base Rent). Zenith Products Corp was founded after World War II in Philadelphia, PA as a small metal fabricating business making window boxes and small cabinets. Since then, the company has expanded and added capabilities with various metal presses for medicine cabinets, becoming a pioneer in the bath storage and organization industry. Zenith Products Corp has occupied 235,000 SF at the 400 Ships Landing Way property since April 2010 and expanded into the 6 Dock View Drive property (41,839 SF) in August 2021. Zenith Products Corp has a one-time termination option on April 1, 2025 for its 235,000 SF space at the 400 Ships Landing Way property upon delivery of 180 days’ notice and payment of a termination fee.

Iron Mountain (197,840 SF; 9.1% of aggregate NRA; 10.8% of aggregate UW Base Rent). Iron Mountain was founded in 1951 and is a global leader of storage and information management services. Iron Mountain stores and protects billions of valued assets, including business information, highly sensitive data and cultural and historical artifacts. Iron Mountain has occupied 134,240 SF at the 6 Dock View Drive property since December 2000 and 63,600 SF at the 250 Anchor Mill Road property since September 2004.

■	COVID-19 Update. As of February 1, 2022, the Twin Spans Business Park and Delaware River Industrial Park Properties are open and operating and are not subject to any modification or forbearance requests. As of February 1, 2022, the borrower sponsor has reported that 100% of the expected December and January rent payments were received. The first payment date of the Twin Spans Business Park and Delaware River Industrial Park Whole Loan is March 6, 2022.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

twin spans business park and delaware river industrial park

The following table presents certain information relating to the major tenants at the Twin Spans Business Park and Delaware River Industrial Park Properties:

Largest Owned Tenants Based on Underwritten Base Rent (1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA (SF)	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Tire Rack, Inc	NR/NR/NR	335,046	15.4%	$1,742,239	14.1%	$5.20	6/30/2027	5, 1-year options
Zenith Products Corp(4)	NR/NR/NR	276,839	12.7	$1,677,215	13.6	$6.06	7/31/2023	None
Iron Mountain(5)	NR/Ba3/BB-	197,840	9.1	$1,335,874	10.8	$6.75	2/28/2026	1, 5-year option
Best Warehousing & Transportation	NR/NR/NR	216,664	9.9	$1,238,984	10.0	$5.72	4/30/2025	None
Hermann Warehouse Corp.(6)	NR/NR/NR	203,892	9.4	$979,680	7.9	$4.80	4/30/2024	2, 5-year options
The Hibbert Company(7)	NR/NR/NR	134,373	6.2	$825,845	6.7	$6.15	1/31/2028	1, 5-year option
CEVA Logistics US Inc	NR/Ba3/BB	125,000	5.7	$643,171	5.2	$5.15	6/30/2023	1, 5-year option
Choctaw-Kaul Distribution Co	NR/NR/NR	104,268	4.8	$573,474	4.7	$5.50	8/31/2027	1, 5-year option
Speakman Co(6)	NR/NR/NR	83,850	3.8	$459,498	3.7	$5.48	5/31/2026	2, 5-year options
Carlyle Cocoa	NR/NR/NR	43,483	2.0	$358,300	2.9	$8.24	8/31/2024	None
Largest Tenants		1,721,255	79.0%	$9,834,281	79.8%	$5.71
Remaining Tenants		421,173	19.3	2,496,740	20.2	$5.93
Vacant		37,589	1.7	0	0.0	$0.00
Totals / Wtd. Avg. All Tenants		2,180,017	100.0%	$12,331,021	100.0%	$5.76

(1)	Based on the underwritten rent rolls dated as of January 1, 2022 and March 6, 2022.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include contractual rent steps through June 1, 2023.

(4)	Zenith Products Corp leases 235,000 SF at the 400 Ships Landing Way property expiring on March 31, 2027 and 41,839 SF at the 6 Dockview Drive property expiring on July 31, 2023. Additionally, the tenant has a one-time termination option on April 1, 2025 for its 235,000 SF space at the 400 Ships Landing Way property upon delivery of 180 days’ notice and payment of a termination fee.

(5)	Iron Mountain leases 134,240 SF at the 6 Dockview Drive property expiring on February 28, 2026 and 63,600 SF at the 250 Anchor Mill Road property expiring on March 31, 2025.

(6)	Speakman Co is subleasing the entirety of its space (83,850 SF) to Hermann Warehouse Corp., the fifth largest tenant at the Twin Spans Business Park and Delaware River Industrial Park Properties, through May 31, 2026.

(7)	The Hibbert Company currently occupies two suites: 101,200 SF expiring on January 31, 2028 at the 800 Ships Landing Way property and 33,173 SF on a month-to-month basis at the 10 Dockview Drive property.

The following table presents certain information relating to the lease rollover schedule for the Twin Spans Business Park and Delaware River Industrial Park Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	68,010	3.1%	3.1%	$446,235	3.6%	$6.56	2
2022	97,539	4.5	7.6%	609,847	4.9	$6.25	3
2023	166,839	7.7	15.2%	880,189	7.1	$5.28	2
2024	287,557	13.2	28.4%	1,555,325	12.6	$5.41	4
2025	399,721	18.3	46.8%	2,283,577	18.5	$5.71	5
2026	252,913	11.6	58.4%	1,546,850	12.5	$6.12	3
2027	733,914	33.7	92.0%	4,176,824	33.9	$5.69	5
2028	135,200	6.2	98.2%	832,174	6.7	$6.16	2
2029	0	0.0	98.2%	0	0.0	$0.00	0
2030	0	0.0	98.2%	0	0.0	$0.00	0
2031	0	0.0	98.2%	0	0.0	$0.00	0
2032 & Thereafter	735	0.0	98.3%	0	0.0	$0.00	1
Vacant	37,589	1.7	100.0%	0	0.0	$0.00	0
Total	2,180,017	100.0%		$12,331,021	100.0%	$5.76	27

(1)	Based on the underwritten rent rolls dated as of January 1, 2022 and March 6, 2022.

(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include contractual rent steps through June 1, 2023.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

twin spans business park and delaware river industrial park

The following table presents certain information relating to historical occupancy for the Twin Spans Business Park and Delaware River Industrial Park Properties:

Historical Leased %(1)

2018	2019	2020	As of Various(2)
NAV	NAV	NAV	98.2%

(1)	As provided by the borrowers and reflects year-end occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	Based on the underwritten rent rolls dated as of January 1, 2022 and March 6, 2022.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow for the Twin Spans Business Park and Delaware River Industrial Park Properties:

Cash Flow Analysis(1)

	2018	2019	2020	TTM 11/30/2021	Underwritten	Underwritten $ per SF
Base Rent	$10,331,886	$10,601,579	$11,015,388	$11,164,104	$11,521,732	$5.29
Contractual Rent Steps(2)	0	0	0	0	795,691	0.36
Straight Line Rent	0	0	0	0	13,598	0.01
Potential Income from Vacant Space	0	0	0	0	351,794	0.16
Reimbursements	2,270,404	2,815,987	3,215,705	3,424,248	3,670,173	1.68
Other Income	802	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	0	(819,604)	(0.38)
Effective Gross Income	$12,603,092	$13,417,567	$14,231,093	$14,588,352	$15,533,384	$7.13

Real Estate Taxes	1,630,764	1,673,953	1,668,106	1,656,399	1,665,882	0.76
Insurance	199,440	287,105	352,558	350,085	410,141	0.19
Management Fee	378,093	402,527	426,933	437,651	466,002	0.21
Other Operating Expenses	739,594	1,004,666	814,403	1,148,876	1,040,200	0.48
Total Operating Expenses	$2,947,890	$3,368,250	$3,262,000	$3,593,010	$3,582,225	$1.64

Net Operating Income	$9,655,202	$10,049,316	$10,969,093	$10,995,342	$11,951,159	$5.48
TI/LC	0	0	0	0	338,061	0.16
Capital Expenditures	0	0	0	0	218,002	0.10
Net Cash Flow	$9,655,202	$10,049,316	$10,969,093	$10,995,342	$11,395,097	$5.23

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow is based on the underwritten rent rolls dated January 1, 2022 and March 6, 2022 inclusive of rent steps through June 1, 2023.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

twin spans business park and delaware river industrial park

■	Appraisals. According to the appraisals, the Twin Spans Business Park and Delaware River Industrial Park Properties had an aggregate “as-is” portfolio appraised value of $224,250,000 as of January 5, 2022.

■	Environmental Matters. According to the Phase I environmental reports dated between January 27, 2022 and January 31, 2022, there are no recognized environmental conditions or recommendations for further action at the Twin Spans Business Park and Delaware River Industrial Park Properties other than (i) a controlled recognized environmental condition due to prior industrial operations at the Twin Spans Business Park and Delaware River Industrial Park Properties that resulted in soil and groundwater impacts, with respect to which certifications of completion of remedy from the Delaware Department of Natural Resources and Environmental Control were received in 1996 and 2007, and (ii) a controlled recognized environmental condition with respect to a portion of the Mortgaged Property due to a release of diesel fuel from a leaking underground storage tank in 2014, with respect to which a remedial action work plan was approved and closure was reportedly obtained in 2014. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

■	Market Overview and Competition. The Twin Spans Business Park and Delaware River Industrial Park Properties consist of 14 properties located in the New Castle County submarket within the Philadelphia – PA market. The Twin Spans Business Park and Delaware River Industrial Park Properties are situated proximate to Interstate 295, which connects to New Jersey by way of the Delaware Memorial Bridge and Interstate 95, a few miles to the west. Additionally, the area is served by several major arteries, including, DE Route 40, US Route 13 (DuPont Highway), and DE Route 141 (Basin Road). All of these roadways provide area residents with access to Wilmington, suburban employment centers, and local shopping. The New Castle County Airport is situated on Route 13 a short distance south of Basin Road and offers both private passenger and freight service. Development throughout New Castle is varied and includes residential, commercial, industrial, and institutional uses. The area includes a total of 2,970,237 employees and has a 7.5% unemployment rate. The top three industries within the area are Health Care/Social Assistance, Educational Services and Prof/Scientific/Tech Services, which represent a combined total of 38% of the population. According to the appraisals, the 2021 population within a one-, three- and five-mile radius of the Twin Spans Business Park was 7,007, 39,151, and 111,104, respectively. The 2021 average household income within the same radii was $90,312, $77,923, and $75,508, respectively.

According to the appraisals, as of the third quarter of 2021, the New Castle County warehouse submarket consists of approximately 32,972,514 SF of warehouse space, of which 31,634,158 SF was occupied (including sublet space). The submarket has an asking rent of $8.26 PSF and an occupancy of 95.9%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

twin spans business park and delaware river industrial park

The following table presents certain information relating to the comparable leases for the Twin Spans Business Park and Delaware River Industrial Park Properties:

Industrial Lease Competitive Set (1)

Property Name / Address	Year Built	Tenant Name	Leased Area (SF)	Lease Date	Base Rent(2)	Term (Years)	Escalations	Reimbursements
100 Ships Landing Way New Castle, DE	2001	Timken Co	44,800	11/30/2027	$6.00	5.0	2.5% Annually	NNN
200 Anchor Mill Road New Castle, DE	2007	Various	101,182	Various	$6.00	5.0	2.5% Annually	NNN
250 Anchor Mill Road New Castle, DE	2004	Various	106,800	Various	$6.50	5.0	2.5% Annually	NNN
301 Anchor Mill Road New Castle, DE	2002	Tire Rack, Inc	335,046	6/30/2027	$5.50	5.0	2.5% Annually	NNN
350 Anchor Mill Road New Castle, DE	2007	Various	421,291	Various	$5.50/$10.00	5.0	2.5% Annually	NNN
300 Anchor Mill Road New Castle, DE	1960	Speakman Co	83,850	5/31/2026	NAV	NAV	NAV	NAV
400 Ships Landing Way New Castle, DE	1996	Zenith Products Corp	235,000	3/31/2027	$5.50	5.0	2.5% Annually	NNN
501 Ships Landing Way New Castle, DE	1998	Various	159,630	Various	$5.50/$6.00	5.0	2.5% Annually	NNN
800 Ships Landing Way New Castle, DE	2002	Various	226,200	Various	$5.50	5.0	2.5% Annually	NNN
27-55 Harborview Drive New Castle, DE	1990	Various	68,453	Various	$7.00/$8.00	5.0	2.5% Annually	NNN
7-23 Harborview Drive New Castle, DE	1999	Various	68,067	Various	$6.00/$8.50	5.0	2.5% Annually	NNN
6 Dockview Drive New Castle, DE	2000	Various	201,079	Various	$5.50/$6.00	5.0	2.5% Annually	NNN
10 Dockview Drive New Castle, DE	2018	Various	100,630	Various	$6.00	5.0	2.5% Annually	NNN
600 Ships Landing Way New Castle, DE	2004	NAP	NAP	NAP	$10.00	5.0	2.5% Annually	NNN
500 W. Basin Road New Castle, DE	1973	American Furniture Rentals	116,350	1/2022	$6.34	5.0	3.0% Annually	MG
820 Federal School Road New Castle, DE	2021	Amazon	1,080,322	8/2021	$9.36	15.0	2.0% Annually	NNN
2411 Bear Corbitt Road New Castle, DE	2021	New Acme LLC	217,748	4/2021	$5.05	11.0	3.0% Annually	NNN
300 White Clay Drive New Castle, DE	1983	Sardo & Sons	124,800	5/2021	$5.00	5.0	3.0% Annually	NNN
50 Harbor View Drive New Castle, DE	2023	PODS Enterprises, LLC	129,168	2023	$7.75	10.3	CPI	NNN
600 Pencader Drive Newark, DE	2001	DB USA	94,832	6/2021	$5.75	5.0	2.5% Annually	NNN
1800 Ogletown Road New Castle, DE	1990	Echo Data Services	58,583	12/2020	$5.15	5.0	3.0% Annually	NNN
301 Ruthar Drive Newark, DE	1987	Kosmos	13,500	7/2019	$6.22	5.0	3.0% Annually	NNN
12 McCullough Drive New Castle, DE	1988	Total Trans Logistics	18,410	11/2020	$6.00	5.0	3.0% Annually	NNN
620 A Street Wilmington, DE	1982	TBE International	21,915	8/2021	$6.00	1.0	None	NNN
20 Corporate Circle New Castle, DE	-	L&W Supply	30,000	3/2021	$6.25	10.2	3.0% Annually	NNN

Grey denotes the Twin Spans Business Park and Delaware River Industrial Park Properties

(1)	Source: Appraisal.

(2)	Base Rent for the Twin Spans Business Park and Delaware River Industrial Park Properties represents the appraisals’ market rent conclusions.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

twin spans business park and delaware river industrial park

■	The Borrowers. The borrowers are 600 SLW 2, LLC, DRIP 2 Lot 5, LLC, DRIP 2, LLC and TSBP 2, LLC, each a Delaware limited liability company. Each borrower is structured to be a single purpose bankruptcy-remote entity with at least one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Twin Spans Business Park and Delaware River Industrial Park Whole Loan.

The borrower sponsors and non-recourse carveout guarantors are E. Thomas Harvey, III, E. Thomas Harvey III Revocable Trust U/A/D April 19, 1990, As Amended, JWH 2017 Delaware Trust, JVWH 2017 Delaware Trust, ETH 2017 Delaware Trust and TJH 2017 Delaware Trust, jointly and severally. E. Thomas Harvey, III is the Chairman and CEO of Harvey Hanna and Associates, Inc., a Newport, DE based firm that has built and manages numerous industrial parks, business campuses, hotels and retail centers with a focus in the Mid-Atlantic region and northern and coastal Delaware.

■	Escrows. At origination of the Twin Spans Business Park and Delaware River Industrial Park Whole Loan, the borrowers deposited approximately (i) $853,045 into a real estate tax reserve account and (ii) $139,982 into an outstanding TI/LC reserve account.

Tax Reserve. The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12 of the estimated annual real estate taxes (initially estimated at approximately $142,174).

Insurance Reserve. The borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12 of the amount which would be sufficient to pay the insurance premiums due for the renewal of coverage; provided, however, such insurance reserve is waived so long as the borrowers maintain a blanket policy meeting the requirements of the Twin Spans Business Park and Delaware River Industrial Park Whole Loan documents.

TI/LC Reserve. During a Trigger Period (as defined below), the borrowers are required to deposit into a TI/LC reserve, on a monthly basis, an amount equal to approximately $27,250.

Replacement Reserve. During a Trigger Period, the borrowers are required to deposit into a replacement reserve, on a monthly basis, an amount equal to approximately $18,167.

■	Lockbox and Cash Management. The Twin Spans Business Park and Delaware River Industrial Park Whole Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Trigger Period, the borrowers will be required to cause all revenues relating to the Twin Spans Business Park and Delaware River Industrial Park Properties into a lender-controlled lockbox account within one business day of receipt. On each business day during the continuance of a Trigger Period, all amounts in the lockbox account are required to be remitted to a lender-controlled cash management account. On each business day that no Trigger Period is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account.

“Trigger Period” means a period (A) commencing upon the occurrence of an event of default, and (B) expiring upon the cure the acceptance by lender (if applicable) of such event of default.

■	Property Management. The Twin Spans Business Park and Delaware River Industrial Park Properties are currently managed by Harvey, Hanna & Associates, Inc., an affiliate of the borrowers.

■	Release of Collateral. Provided that no event of default is continuing under the Twin Spans Business Park and Delaware River Industrial Park Whole Loan documents, at any time after earlier of (a) January 28, 2025, and (b) the date that is two years after the closing date of the securitization that includes the last note to be securitized, the borrowers may deliver defeasance collateral and obtain release of one or more individual Twin Spans Business Park and Delaware River Industrial Park Properties, in each case, provided that, among other conditions, (i) the borrowers defease the portion of the Twin Spans Business Park and Delaware River Industrial Park Whole Loan in an amount equal to the sum of (a) 110% of the allocated loan amount for the individual Twin Spans Business Park and Delaware River Industrial Park Property being released, plus (b) any applicable Partial Release Rebalancing Amount (as defined below), (ii) as of the date of notice of the partial release and the consummation of the partial release, after giving effect to the release, the debt service coverage ratio for the remaining Twin Spans Business Park and Delaware River Industrial Park Properties is greater than the greater of (a) 2.21x, and (b) the debt service

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

twin spans business park and delaware river industrial park

coverage ratio for all then remaining Twin Spans Business Park and Delaware River Industrial Park Properties (including the individual Twin Spans Business Park and Delaware River Industrial Park Property to be released) for the twelve months immediately preceding such release (“DSCR Test”), (iii) as of the date of notice of the partial release and the consummation of the partial release, after giving effect to the release, the loan-to-value ratio for the remaining Twin Spans Business Park and Delaware River Industrial Park Properties is no greater than the lesser of (a) 61.5%, and (b) the loan-to-value ratio for all then remaining Twin Spans Business Park and Delaware River Industrial Park Properties (including the individual Twin Spans Business Park and Delaware River Industrial Park Property to be released) immediately preceding such release (“LTV Test”), (iv) as of the date of notice of the partial release and the consummation of the partial release, after giving effect to the release, the debt yield for the remaining Twin Spans Business Park and Delaware River Industrial Park Properties is no less than the greater of (a) 8.60% and (b) the debt yield for all then remaining Mortgaged Properties (including the individual Mortgaged Property to be released) for the twelve months immediately preceding such release (“DY Test”), (v) in the event that any of the required DSCR Test, LTV Test, and/or DY Test requirements are not satisfied, and provided the other requirements for such release under the related Twin Spans Business Park and Delaware River Industrial Park Whole Loan documents are satisfied, the borrowers may satisfy such DSCR Test, LTV Test, and/or DY Test requirements by defeasing a portion of the Twin Spans Business Park and Delaware River Industrial Park Whole Loan equal to an amount that, when deducted from the then outstanding principal balance, would result in a debt service coverage ratio, loan-to-value ratio, and debt yield that satisfies the DSCR Test, LTV Test, and DY Test requirements (such amount, the “Partial Release Rebalancing Amount”), (vi) the borrowers deliver, if requested by the lender, servicer or one or more rating agencies, a REMIC opinion, and (vii) the borrowers deliver a rating agency confirmation. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Partial Releases” in the Preliminary Prospectus.

■	Current Mezzanine or Secured Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The Twin Spans Business Park and Delaware River Industrial Park Whole Loan documents require that the “all-risk” insurance policy required to be maintained by the borrowers provide coverage for terrorism in an amount equal to the full replacement cost of the Twin Spans Business Park and Delaware River Industrial Park Properties plus business interruption coverage in an amount equal to 100% of the projected gross income for the Twin Spans Business Park and Delaware River Industrial Park Properties until the completion of restoration or the expiration of 18 months, with a 6-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $50,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

200 west jackson

nielsen
CHASE
CHASE

200
WEST JACKSON

nielsen

NADEX

200

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

200 west jackson

MAP © 2022 CARTIFACT
DATA © OSM CONTRIBUTORS
200 West Jackson
200 West Jackson Boulevard
Chicago, IL 60606
CENTRAL LOOP
WEST LOOP
SOUTH LOOP
W RANDOLPH ST
W WASHINGTON ST
W MADISON ST
W MONROE ST
W ADAMS ST
W JACKSON BLVD
W VAN BUREN ST
W CONGRESS PKWY
W HARRISON ST
S JEFFERSON ST
S CLINTON ST
S CANAL ST
S WACKER DR
S FRANKLIN ST
S WELLS ST
S LASALLE DR
S CLARK ST
S STATE ST
Chicago River
290
Ogilvie Transportation Center
Union Station
The Old Post Office
United States Postal Service
Willis Tower
Chicago
Lake Michigan
ILLINOIS
INDIANA

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

200 west jackson

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CREFI
Location (City/State)	Chicago, Illinois	Cut-off Date Balance(3)		$46,000,000
Property Type	Office	Cut-off Date Balance per SF(1)		$178.50
Size (SF)	481,801	Percentage of Initial Pool Balance		4.2%
Total Occupancy as of 11/3/2021	88.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/3/2021	88.7%	Type of Security		Fee
Year Built / Latest Renovation	1971 / 2016	Mortgage Rate		3.72000%
Appraised Value	$155,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$18,082,957
Underwritten Expenses	$9,295,307	Escrows(4)
Underwritten Net Operating Income (NOI)	$8,787,650		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,420,634	Taxes	$392,648	$392,648
Cut-off Date LTV Ratio(1)(2)	55.5%	Insurance	$0	Springing
Maturity Date LTV Ratio(1)(2)	55.5%	Replacement Reserve	$3,100,000	Springing
DSCR Based on Underwritten NOI / NCF(1)(2)	2.71x / 2.60x	TI/LC(5)	$6,900,000	Springing
Debt Yield Based on Underwritten NOI / NCF(1)(2)	10.2% / 9.8%	Other(6)	$2,714,107	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$86,000,000	58.6%	Purchase Price	$130,000,000	88.6%
Mezzanine Loan Amount(2)	17,000,000	11.6	Reserves	13,106,755	8.9
Principal’s New Cash Contribution	36,423,629	24.8	Closing Costs	3,605,212	2.5
Other Sources(7)	7,288,338	5.0
Total Sources	$146,711,967	100.0%	Total Uses	$146,711,967	100.0%

(1)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the 200 West Jackson Whole Loan (as defined below). See “—The Mortgage Loan” below.

(2)	Concurrently with the funding of the 200 West Jackson Whole Loan, KCM 200 West Jackson, LLC funded a mezzanine loan in the amount of $17,000,000 (the “200 West Jackson Mezzanine Loan” and together with the 200 West Jackson Whole Loan, the “200 West Jackson Total Debt”). The 200 West Jackson Mezzanine Loan accrues interest at a rate of 10.25000% and is interest only for its entire term. The 200 West Jackson Mezzanine Loan has a final maturity date of February 6, 2032. An intercreditor agreement has been entered into between the lender under the 200 West Jackson Whole Loan and the lender under the 200 West Jackson Mezzanine Loan. Based on the 200 West Jackson Total Debt, the Cut-off Date LTV Ratio and Maturity Date LTV Ratio are 66.5%, the DSCR based on Underwritten NOI / NCF is 1.75x / 1.68x, and the Debt Yield based on Underwritten NOI / NCF is 8.50% / 8.20%.

(3)	The Cut-off Date Balance of $46,000,000 represents the controlling note A-1 of the 200 West Jackson Whole Loan, which is evidenced by two pari passu notes.

(4)	See “—Escrows” below.

(5)	Monthly deposits into the TI/LC reserve are not required until the balance on deposit in the TI/LC reserve account is less than $2,000,000. When the balance in the TI/LC reserve account falls below $2,000,000, monthly deposits of approximately $40,160.50 are required to be made into the TI/LC reserve until the funds in the TI/LC reserve account are equal to or greater than $4,000,000.

(6)	Other Upfront reserves consist of (i) an unfunded free rent reserve (approximately $1,550,078), (ii) an unfunded TI/LC reserve (approximately $1,114,028) and (iii) a deferred maintenance reserve ($50,000).

(7)	Other Sources consist of seller closing credits ($2,554,523), remaining rent abatement ($1,550,078), remaining TI allowance ($1,114,928), security deposits ($1,063,767) and other miscellaneous credits ($1,005,940).

■	The Mortgage Loan. The 200 West Jackson mortgage loan (the “200 West Jackson Loan”) is part of a whole loan (the “200 West Jackson Whole Loan”) consisting of two pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $86,000,000 and is secured by a first mortgage encumbering the borrowers’ fee interest in a 481,801 SF office property located in Chicago, Illinois (the “200 West Jackson Property”). The 200 West Jackson Loan, which will be included in the Benchmark 2022-B33 transaction, is evidenced by the controlling note A-1, has an outstanding principal balance as of the Cut-off Date of $46,000,000 and represents approximately 4.2% of the Initial Pool Balance. The non-controlling note A-2 had an original balance and has an outstanding balance as of the Cut-off Date of $40,000,000.

The 200 West Jackson Whole Loan was originated by Citi Real Estate Funding Inc. on January 31, 2022. The 200 West Jackson Whole Loan has a 10-year interest-only term and accrues interest at a rate of 3.72000% per annum. The 200 West Jackson Whole Loan proceeds were used to fund the acquisition of the 200 West Jackson Property, fund upfront reserves and pay origination costs.

The 200 West Jackson Whole Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The scheduled maturity date of the 200 West Jackson Whole Loan is February 6, 2032. Voluntary prepayment of the 200 West Jackson Whole Loan is permitted on or after November 6, 2031 without payment of any prepayment premium. Defeasance of the 200 West Jackson Whole Loan is permitted at any time after the earlier to occur of (i) January 31, 2025, and (ii) the second anniversary of the closing date of the securitization that includes the last note of the 200 West Jackson Whole Loan to be securitized.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

200 west jackson

The table below summarizes the promissory notes that comprise the 200 West Jackson Whole Loan. The relationship between the holders of the 200 West Jackson Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$46,000,000	$46,000,000	Benchmark 2022-B33	Yes
A-2	40,000,000	40,000,000	CREFI(1)	No
Total	$86,000,000	$86,000,000

(1)	Expected to be contributed to one or more future securitization trusts.

■	The Mortgaged Property. The 200 West Jackson Property is a 481,801 SF, 29-story, Class A office building located in the West Loop Submarket of Chicago, Illinois. The 200 West Jackson Property has 15,712 SF of tenant amenity space, which includes a fitness center, tenant Wi-Fi lounge, bike storage, and barista bar. The 200 West Jackson Property was constructed in 1971, renovated in 2016, and is situated on a 0.43-acre site on West Jackson Boulevard between South Franklin Street and South Wells Street. As of November 3, 2021, the 200 West Jackson Property was 88.7% leased to 25 tenants, with a weighted average remaining term of 9.5 years.

■	Major Tenants. The largest tenant based on underwritten base rent at the 200 West Jackson Property is Nielsen Holdings (212,555 SF, 44.1% of NRA; 52.7% of underwritten base rent). Nielsen Holdings is the parent company of Nielsen IQ, which has its headquarters located at the 200 West Jackson Property and is a provider of data measurement and analytics solutions. Nielsen IQ has approximately 30,000 employees located in nearly 100 countries worldwide. Nielsen Holdings has occupied space at the 200 West Jackson Property since 1999 and does not have any lease termination options. Aside from Nielsen Holdings, no other tenant occupies over 5.7% of NRA or makes up more than 6.1% of underwritten base rent.

The second largest tenant based on underwritten base rent at the 200 West Jackson Property is Olam Americans, Inc. (27,584 SF, 5.7% of NRA; 6.1% of underwritten base rent). Olam Americans, Inc. produces and distributes agricultural products, including edible nuts, beverage ingredients, food staples, spices, vegetables and industrial raw materials, and provides commodity financial services. The tenant has occupied space at the 200 West Jackson Property since 2021. Olam Americans, Inc. has the right to terminate its lease as to 17,399 SF of its space on August 31, 2026 or March 31, 2028 with 12 months’ notice and the payment of a termination fee.

The third largest tenant based on underwritten base rent at the 200 West Jackson Property is Camelot Illinois LLC (21,227 SF, 4.4% of NRA; 5.1% of underwritten base rent). Camelot Illinois LLC is a subsidiary of Camelot Lottery Solutions, a global leader in lottery technology and operations. Camelot Illinois LLC operates the Illinois Lottery and provides funding for schools, capital projects and special causes. The tenant has occupied space at 200 West Jackson Property since 2017. Camelot Illinois LLC has the right to terminate its lease on August 31, 2025 with nine months’ notice and the payment of a termination fee.

■	COVID-19 Update. As of February 1, 2022, the 200 West Jackson Property is open and operating. As of February 1, 2022, the 200 West Jackson Whole Loan is not subject to any modification or forbearance requests. The first payment date of the 200 West Jackson Whole Loan is March 6, 2022.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

200 west jackson

The following table presents certain information relating to the tenants at the 200 West Jackson Property:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (MIS/Fitch/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Nielsen Holdings	Ba3/NR/BB	212,555	44.1%	$5,125,093	52.7%	$24.11	12/31/2034	3, 5-year options
Olam Americans, Inc.(4)	NR/NR/NR	27,584	5.7%	$593,056	6.1	$21.50	3/31/2032	2, 5-year options
Camelot Illinois LLC(5)	NR/NR/NR	21,227	4.4%	$498,835	5.1	$23.50	1/31/2028	Various
Redstone Funding LLC	NR/NR/NR	17,392	3.6%	$465,758	4.8	$26.78	3/31/2024	1, 5-year option
U.S. Legal Support, Inc	NR/NR/NR	17,289	3.6%	$391,218	4.0	$22.63	10/31/2025	1, 5-year option
IG US Holdings, Inc.(6)	NR/BBB-/NR	13,127	2.7%	$304,285	3.1	$23.18	3/31/2028	1, 5-year option
Level-(1) Global Solutions, LLC	NR/NR/NR	10,117	2.1%	$271,044	2.8	$26.79	6/30/2025	1, 5-year option
Kelso-Burnett(7)	NR/NR/NR	9,246	1.9%	$214,323	2.2	$23.18	8/31/2030	1, 5-year option
Deinde Financial, LLC(8)	NR/NR/NR	9,473	2.0%	$204,028	2.1	$21.54	3/31/2028	1, 3-year option
Objective Paradigm Corporation(9)	NR/NR/NR	8,133	1.7%	$195,056	2.0	$23.98	9/30/2030	1, 3-year option
Ten Largest Owned Tenants		346,143	71.8%	$8,262,695	85.0%	$23.87
Remaining Tenants(10)		81,060	16.8	1,457,444	15.0	$17.98
Vacant		54,598	11.3	0	0.0	$0.00
Total / Wtd. Avg.		481,801	100.0%	$9,720,139	100.0%	$22.75

(1)	Based on the underwritten rent roll dated November 3, 2021.

(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include contractual rent steps of $93,467 underwritten for various tenants through December 1, 2022.

(4)	Olam Americans, Inc. has the right to terminate 17,399 SF of its space on August 31, 2026 or March 31, 2028 with 12 months’ notice and the payment of a termination fee.

(5)	Camelot Illinois LLC has the following renewal options: (i) one, 1-year renewal option at $50 per SF or (ii) one, 5-year renewal option at fair market rent. Additionally, the tenant has the right to terminate its lease on August 31, 2025 with nine months’ notice and the payment of a termination fee.

(6)	IG US Holdings, Inc. has the right to terminate its lease on March 31, 2025 with 12 months’ notice and the payment of a termination fee.

(7)	Kelso-Burnett has the right to terminate its lease on August 31, 2026 with 12 months’ notice and the payment of a termination fee.

(8)	Deinde Financial, LLC has the right to terminate its lease on November 30, 2024 with nine months’ notice and the payment of a termination fee.

(9)	Objective Paradigm Corporation has the right to terminate its lease on September 30, 2026 with 12 months’ notice and the payment of a termination fee.

(10)	Includes 15,712 SF of tenant amenity space.

The following table presents certain information relating to the lease rollover schedule at the 200 West Jackson Property based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM(4)	15,712	3.3%	3.3%	$0	0.0%	$0.00	0
2022	4,004	0.8	4.1%	117,857	1.2	$29.43	2
2023	9,026	1.9	6.0%	205,594	2.1	$22.78	2
2024	25,439	5.3	11.2%	650,511	6.7	$25.57	2
2025	40,612	8.4	19.7%	1,008,961	10.4	$24.84	5
2026	9,346	1.9	21.6%	175,675	1.8	$18.80	3
2027	4,294	0.9	22.5%	95,693	1.0	$22.29	1
2028	52,582	10.9	33.4%	1,180,466	12.1	$22.45	5
2029	8,670	1.8	35.2%	157,853	1.6	$18.21	1
2030	17,379	3.6	38.8%	409,379	4.2	$23.56	2
2031	0	0.0	38.8%	0	0.0	$0.00	0
2032 & Thereafter	240,139	49.8	88.7%	5,718,149	58.8	$23.81	2
Vacant	54,598	11.3	100.0%	0	0.0	$0.00	0
Total	481,801	100.0%		$9,720,139	100.0%	$22.75	25

(1)	Based on the underwritten rent roll dated November 3, 2021.

(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.

(3)	UW Base Rent, % of Total UW Base Rent, and UW Base Rent $ per SF include contractual rent steps of $93,467 underwritten for various tenants through December 1, 2022.

(4)	Represents 15,712 SF of tenant amenity space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

200 west jackson

The following table presents certain information relating to historical occupancy at the 200 West Jackson Property:

Historical Leased %(1)

2018	2019	2020	As of 11/3/2021(2)
93.2%	91.9%	91.9%	88.7%

(1)	Represents the average annual occupancy as of December 31 for each respective year unless otherwise indicated.

(2)	Based on the underwritten rent roll dated November 3, 2021.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the 200 West Jackson Property:

Cash Flow Analysis(1)

	2018	2019	2020	TTM 9/30/2021	Underwritten	Underwritten $ per SF
Base Rent	$8,384,031	$9,428,498	$8,995,740	$9,631,899	$9,626,672	$19.98
Contractual Rent Steps(2)	0	0	0	0	93,467	0.19
Potential Income from Vacant Space	0	0	0	0	2,405,039	4.99
Reimbursements	1,492,797	2,720,727	6,476,670	7,219,292	8,086,020	16.78
Other Income(3)	457,196	214,169	118,724	108,065	276,799	0.57
Vacancy & Credit Loss	0	0	0	0	(2,405,039)	(4.99)
Effective Gross Income	$10,334,024	$12,363,395	$15,591,134	$16,959,255	$18,082,957	$37.53

Real Estate Taxes	$2,225,691	$ 3,542,266	$3,040,984	$3,572,688	$4,079,461	$8.47
Insurance	92,634	108,927	118,958	124,985	268,075	0.56
Management Fee	310,021	370,902	467,734	508,778	542,489	1.13
Other Operating Expenses	3,565,261	3,444,484	3,347,574	3,461,590	4,405,283	9.14
Total Operating Expenses	6,193,607	7,466,579	6,975,250	7,668,040	9,295,307	$19.29
Net Operating Income	$4,140,418	$4,896,816	$8,615,884	$9,291,215	$8,787,650	$18.24
TI/LC	0	0	0	0	270,656	0.56
Capital Expenditures	0	0	0	0	96,360	0.20
Net Cash Flow	$4,140,418	$4,896,816	$8,615,884	$9,291,215	$8,420,634	$17.48

(1)	Based on the underwritten rent roll dated November 3, 2021.

(2)	Contractual Rent Steps for various tenants through December 1, 2022.

(3)	Other Income includes storage rental space, antenna income, other utilities income, telecom income, tenant utilities, and tenant services.

■	Appraisal. According to the appraisal, the 200 West Jackson Property had an “as-is” appraised value of $155,000,000 as of November 16, 2021.

■	Environmental Matters. According to the Phase I environmental report dated November 24, 2021, there are no recognized environmental conditions or recommendations for further action at the 200 West Jackson Property, other than a recommendation for an asbestos operations and maintenance (O&M) plan.

■	Market Overview and Competition. The 200 West Jackson Property is located within the Chicago-Naperville-Elgin metropolitan statistical area (the “MSA”) and is a part of the West Loop submarket of Chicago, Illinois. As of August 2021, total employment in the MSA was approximately 3,548,000 and grew by approximately 47,600 jobs during the third quarter, including 6,900 jobs in the office-using industries. The 200 West Jackson Property benefits from public transportation provided by the Chicago Transportation Authority (the “CTA”). The 200 West Jackson Property has immediate access to the CTA’s elevated train system which is the primary transportation system to and from the West Loop submarket. The 200 West Jackson Property is also accessible via Interstate 90/94. The MSA has a diverse economy, with major employers including Advocate Healthcare System, Northwest Memorial Healthcare, University of Chicago, JPMorgan Chase & Co. and Amazon.

As of the third quarter of 2021, the overall West Loop office submarket contained approximately 47.9 million SF of inventory, had a 12.3% vacancy rate and had an average asking rent of $43.03 per SF. As of the third quarter of 2021, Class A office properties in the West Loop office submarket had an average asking rent of $46.49 and a vacancy rate of 10.4%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

200 west jackson

According to the appraisal, the 2021 population within a one-, three- and five-mile radius of the 200 West Jackson Property was 97,970, 351,228 and 805,231, respectively. The 2021 median household income within a one-, three- and five-mile radius of the 200 West Jackson Property was $122,259, $106,135 and $87,148, respectively.

The following table presents certain information relating to the comparable sales identified by the appraisal for the 200 West Jackson Property:

Competitive Set – Comparable Sales(1)

	200 West Jackson(2)	Leo Burnett Building	333 South Wabash	225 W Wacker Drive
Distance from 200 West Jackson Blvd	NAP	0.4 miles	0.4 miles	0.55 miles
Year Built	1971	1989	1979	2005
Number of Floors	29	50	45	31
Total NRA	481,801	1,118,042	1,205,457	650,812
Occupancy Rate	88.7%	99.0%	95.0%	96.0%
Sale Date	December 2021	October 2021	August 2020	May 2020
Sales Price	$130,000,000	$418,000,000	$376,000,000	$210,000,000
Sales Price per SF	$269.82	$373.87	$311.91	$322.67

(1)	Source: Appraisal.

(2)	Total NRA and Occupancy Rate for the 200 West Jackson Property are based on the underwritten rent roll as of November 3, 2021.

■	The Borrowers. The borrowers are ONH 200 West Jackson LLC, HMPS 200 West Jackson LLC and Paco Page 200 West Jackson LLC, each a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the 200 West Jackson Whole Loan.

Elchonon Schwartz of Nightingale Group, LLC (“Nightingale”), is the borrower sponsor and non-recourse carveout guarantor. Founded in 2005 by Elchonon Schwartz and Simon Singer, Nightingale deploys capital on behalf of itself and its partners through investments. Primarily, Nightingale seeks value-oriented investments with repositioning or redevelopment opportunities in core and non-core markets across the United States. Headquartered in New York City, Nightingale’s portfolio holdings currently span across 22 states with over 11 million SF of office and retail commercial space under management.

■	Escrows. At origination of the 200 West Jackson Whole Loan, the borrowers deposited approximately (i) $392,648 into a real estate tax reserve account, (ii) $3,100,000 into a replacement reserve account, (iii) $6,900,000 into a leasing reserve funds account, (iv) approximately $1,550,078 into an unfunded free rent reserve account, (v) approximately $1,114,028 into an unfunded tenant improvements and leasing commissions reserve account, and (vi) $50,000 into an immediate repair reserve account.

Tax Reserve – On each due date, the borrowers are required to deposit an amount equal to 1/12 of an amount that the lender estimates would be sufficient to pay taxes over the ensuing 12-month period (initially estimated to be approximately $392,648).

Insurance Reserve – On each due date, the borrowers are required to deposit an amount equal to 1/12 of an amount which would be sufficient to pay the insurance premiums due for the renewal of the coverage afforded by the insurance policies upon the expiration thereof; however, such insurance reserve is waived so long as the borrowers maintain a blanket policy meeting the requirements of the 200 West Jackson Whole Loan documents.

Replacement Reserve – On each due date following the date on which funds on deposit in the replacement reserve account are less than $250,000, the borrowers are required to deposit in the replacement reserve account an amount equal to approximately $8,032.

TI/LC Reserve – On each due date following the date on which funds on deposit in the TI/LC reserve account are less than $2,000,000, the borrowers are required to deposit in the TI/LC reserve account an amount equal to approximately $40,161 until the funds on deposit in the TI/LC reserve account are equal to or greater than $4,000,000.

■	Lockbox and Cash Management. The 200 West Jackson Whole Loan is structured with a hard lockbox and springing cash management. At origination of the 200 West Jackson Whole Loan, the borrowers were required to

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

200 west jackson

deliver a notice to each tenant directing such tenant to remit all payments under its lease directly to the lender-controlled lockbox. All funds received by the borrowers or the property manager are required to be deposited in a lockbox account immediately upon receipt. All funds deposited into the lockbox are required to be released to the borrowers at such frequency as the borrowers elect unless a 200 West Jackson Trigger Period (as defined below) exists. Upon the occurrence and during the continuance of a 200 West Jackson Trigger Period, all funds in the lockbox account are required to be transferred on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the 200 West Jackson Whole Loan documents and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the 200 West Jackson Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the 200 West Jackson Whole Loan.

■  “200 West Jackson Trigger Period” means a period (A) commencing upon the earliest of (i) an event of default under the 200 West Jackson Whole Loan documents, (ii) the debt yield being less than 6.75%, (iii) an event of default under the 200 West Jackson Mezzanine Loan documents, and (iv) a 200 West Jackson Specified Tenant Trigger Period (as defined below); and (B) expiring upon, with regard to any 200 West Jackson Trigger Period commenced in connection with (w) clause (i) above, the cure (if applicable) of such event of default, (x) clause (ii) above, the debt yield being equal to or greater than 7.0% for two consecutive calendar quarters, (y) clause (iii) above, the waiver or cure (if applicable) of such event of default under the 200 West Jackson Mezzanine Loan documents, and (z) clause (iv) above, such 200 West Jackson Specified Tenant Trigger Period being cured and/or otherwise ceasing to exist in accordance with the 200 West Jackson Whole Loan documents.

“200 West Jackson Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of: (i) a 200 West Jackson Specified Tenant (as defined below) being in monetary default or material non-monetary default under its lease beyond any applicable notice and/or cure periods, (ii) a 200 West Jackson Specified Tenant failing to be in actual, physical possession of and “going dark” in at least 50% (in the aggregate) of its space, (iii) a 200 West Jackson Specified Tenant giving notice that it is terminating its lease for all or any portion of its space, (iv) any termination or cancellation of any 200 West Jackson Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any 200 West Jackson Specified Tenant lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of a 200 West Jackson Specified Tenant, and (vi) the occurrence of a Credit Rating Trigger (as defined below), and (B) expiring upon the first to occur of (1) the satisfaction of the Specified Tenant Cure Conditions or (2) the borrowers leasing the entire 200 West Jackson Specified Tenant’s space (or applicable portion thereof) in accordance with the applicable terms and conditions of the 200 West Jackson Whole Loan documents; provided that clause (2) will be deemed satisfied if the borrowers lease at least 80% of such 200 West Jackson Specified Tenant’s space (or applicable portion thereof), the applicable tenant under such lease being in actual, physical occupancy of, and open to the public for business in, the space demised under its lease and paying the full amount of the rent due under its lease.

“Specified Tenant Cure Conditions” means (i) the cure of all material, noticed defaults under the applicable 200 West Jackson Specified Tenant lease, (ii) the 200 West Jackson Specified Tenant is in actual, physical possession of its space (or applicable portion thereof), open to the public for business during customary hours and not “dark” in such 200 West Jackson Specified Tenant space (or applicable portion thereof), and such 200 West Jackson Specified Tenant is paying full unbated rent or such abated rent is escrowed with the lender, (iii) the applicable 200 West Jackson Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to the applicable 200 West Jackson Specified Tenant lease and has re-affirmed the applicable 200 West Jackson Specified Tenant lease as being in full force and effect, (iv) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable 200 West Jackson Specified Tenant, the applicable 200 West Jackson Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings, and in the event the 200 West Jackson Specified Tenant Trigger Period is due to a Credit Rating Trigger, the applicable 200 West Jackson Specified Tenant with respect to which such Credit Rating Trigger occurred satisfies the Credit Rating Cure Condition.

“200 West Jackson Specified Tenant” means (i) Nielsen Holdings (“Nielsen”), (ii) any tenant that at such time, together with any of its affiliates, leases space at the 200 West Jackson Property that comprises 25% or more of either (1) the 200 West Jackson Property’s aggregate gross leasable area, or (2) the total rental income for the 200 West Jackson Property, (iii) any other lessees of the 200 West Jackson Specified Tenant space (or any portion thereof) and (iv) any guarantor(s), parent(s) or affiliate(s) providing credit support or any guaranty of the applicable related 200 West Jackson Specified Tenant lease(s).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

200 west jackson

“Credit Rating Trigger” means (i) a Credit Rating Trigger (Downgrade 1) (as defined below) or (ii) a Credit Rating Trigger (Downgrade 2) (as defined below).

“Credit Rating Trigger (Downgrade 1)” means (a) with respect to Nielsen, Nielsen’s long-term unsecured debt rating from (i) S&P falls below “B+” and (ii) Moody’s falls below “B2” (or, if S&P and Moody’s do not rate Nielsen, the equivalent rating from other rating agencies which rate Nielsen) or (b) with respect to any applicable 200 West Jackson Specified Tenant (other than Nielsen), such 200 West Jackson Specified Tenant’s long-term unsecured debt rating from S&P and Moody’s falls two levels below such 200 West Jackson Specified Tenant’s long term unsecured rating as of the date of origination of the 200 West Jackson Whole Loan (or, if S&P and Moody’s do not rate such 200 West Jackson Specified Tenant, the equivalent rating from such other rating agencies which rate such 200 West Jackson Specified Tenant).

“Credit Rating Trigger (Downgrade 2)” means (a) with respect to Nielsen, Nielsen’s long-term unsecured debt rating from (i) S&P falls below “B” and (ii) Moody’s falls below “B3” (or, if S&P and Moody’s do not rate Nielsen, the equivalent rating from other rating agencies which rate s Nielsen) or (b) with respect to any applicable 200 West Jackson Specified Tenant (other than Nielsen), such 200 West Jackson Specified Tenant’s long-term unsecured debt rating from S&P and Moody’s falls three levels below such 200 West Jackson Specified Tenant’s long term unsecured rating as of the date of origination of the 200 West Jackson Whole Loan (or, if S&P and Moody’s do not rate such 200 West Jackson Specified Tenant, the equivalent rating from such other rating agencies which rate such 200 West Jackson Specified Tenant).

■	Property Management. The 200 West Jackson Property is currently managed by Nightingale Realty, LLC, an affiliate of the borrower sponsor.

■	Current Mezzanine or Secured Subordinate Indebtedness. Concurrently with the origination of the 200 West Jackson Whole Loan, KCM 200 West Jackson, LLC made the 200 West Jackson Mezzanine Loan to (i) PACO Page 200 West Jackson Mezz LLC (the sole member of one of the borrowers, PACO Page 200 West Jackson LLC), (ii) HMPS 200 West Jackson Mezz LLC (the sole member of one of the borrowers, HMPS 200 West Jackson LLC), (iii) and ONH 200 West Jackson Mezz LLC (the sole member of one of the borrowers, ONH 200 West Jackson LLC) (collectively, the “200 West Jackson Mezzanine Borrower”). The 200 West Jackson Mezzanine Loan is secured by a pledge of the 200 West Jackson Mezzanine Borrower’s ownership interest in the 200 West Jackson borrowers. The 200 West Jackson Mezzanine Loan accrues interest at a fixed interest rate of 10.25000% per annum and is coterminous with the 200 West Jackson Whole Loan. The rights of the mezzanine lender under the 200 West Jackson Mezzanine Loan are further described under “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. An owner of the direct or indirect equity interests of the 200 West Jackson Whole Loan borrower may incur indebtedness secured by its ownership interest in 200 West Jackson Mezzanine Borrower (or in the form of preferred equity), provided that certain conditions set forth in the 200 West Jackson Whole Loan documents are satisfied, including, without limitation: (i) the debt yield inclusive of the additional mezzanine debt is equal to or greater than 8.0%; (ii) the lender of the additional mezzanine debt executes and delivers an intercreditor and/or standstill agreement in form and substance reasonably acceptable to the lender and (iii) delivery of a rating agency confirmation. See “Description of the Mortgage Pool—Additional Indebtedness— Mezzanine Indebtedness” in the Preliminary Prospectus.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The 200 West Jackson Whole Loan documents require that the “all-risk” insurance policy required to be maintained by the borrowers provide coverage for terrorism in an amount equal to the full replacement cost of the 200 West Jackson Property plus business interruption coverage in an amount equal to 100% of the projected gross income for the 200 West Jackson Property until the completion of restoration or the expiration of 18 months, with a six-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $50,000. If the Terrorism Risk Insurance Program Reauthorization Act is no longer in effect, the borrowers are not required to pay terrorism insurance premiums in excess of two times the amount of the then-current insurance premiums with respect to the policies required under the 200 West Jackson Whole Loan documents. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WOODMORE TOWNE CENTRE

Wegmans

rack

2400
COSTCO
WHOLESALE

Party City
Party City

Nando's
Nando's

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WOODMORE TOWNE CENTRE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WOODMORE TOWNE CENTRE

MAP © 2022 CARTIFACT
DATA © OSM CONTRIBUTORS
Woodmore Towne Centre
2250 Petrie Lane
Glenarden, MD 20706
Landover
Glenarden
Seat Pleasant
District Heights
Um Prince George's Hospital Center
Country Club At Woodmore
Fedex Field
Addison Plaza
Kingdom Square
Prince George's Community College
Robert M Watkins Regional Park
Walker Mill Regional Park
Bradbury Recreation Center
Penn Station Shopping Center
Great Eastern Plaza
National Maritime Intelligence Center
Suitland Community Park
Centre At Forestville
Penn Mar Shopping Center
Forestville Plaza
295
50
495
95
Columbia
Gaithersburg
Laurel
Sterling
Herndon
Reston
Silver Spring
Bowie
Washington, D.C.
Chantilly
Fairfax
Arlington
Annandale
Alexandria

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WOODMORE TOWNE CENTRE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Glenarden, Maryland	Cut-off Date Balance(4)	$42,200,000
Property Type	Retail	Cut-off Date Balance per SF(3)	$164.59
Size (SF)	712,091	Percentage of Initial Pool Balance	3.9%
Total Occupancy as of 11/30/2021	96.7%	Number of Related Mortgage Loans	None
Owned Occupancy as of 11/30/2021	96.7%	Type of Security	Fee
Year Built / Latest Renovation	2010-2012, 2015, 2017, 2019 / NAP	Mortgage Rate	3.39000%
Appraised Value(1)	$197,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues(2)	$17,221,570
Underwritten Expenses	$4,980,705	Escrows(5)
Underwritten Net Operating Income (NOI)	$12,240,865	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$11,909,419	Taxes	$189,670	$189,670
Cut-off Date LTV Ratio(1)(3)	59.5%	Insurance	$0	Springing
Maturity Date LTV Ratio(1)(3)	59.5%	Replacement Reserves	$0	$6,885
DSCR Based on Underwritten NOI / NCF(3)	3.04x / 2.96x	TI/LC	$0	$29,672
Debt Yield Based on Underwritten NOI / NCF(3)	10.4% / 10.2%	Other(6)	$4,194,252	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$117,200,000	59.5%	Purchase Price	$191,930,000	97.4%
Principal’s New Cash Contribution	79,793,357	40.5	Reserves	4,383,922	2.2
Closing Costs	679,435	0.3

Total Sources	$196,993,357	100.0%	Total Uses	$196,993,357	100.0%

(1)	The appraised value of $197.0 million is subject to an extraordinary assumption that the total lease expense costs are credited to the potential buyer of the Woodmore Towne Centre Property (as defined below).

(2)	Underwritten Revenues include annual income from the payout of a $17 million tax increment fund promissory note. Please see “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus.

(3)	Calculated based on the aggregate outstanding principal balance of the Woodmore Towne Centre Whole Loan (as defined below) of $117.2 million.

(4)	The Woodmore Towne Centre Loan (as defined below) is part of a whole loan evidenced by three pari passu notes, with an aggregate outstanding principal balance as of the Cut-off Date of $117.2 million.

(5)	See “—Escrows” below.

(6)	Upfront Other reserve represents an unfunded obligations reserve of $4,194,252.

■	The Mortgage Loan. The mortgage loan (the “Woodmore Towne Centre Loan”) is part of a whole loan (the “Woodmore Towne Centre Whole Loan”) evidenced by three pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $117,200,000. The Woodmore Towne Centre Whole Loan is secured by a first mortgage lien on the borrowers’ fee interest in a 712,091 SF grocery anchored retail center located in Glenarden, Maryland (the “Woodmore Towne Centre Property”). The Woodmore Towne Centre Loan, which is evidenced by the non-controlling note A-2 and note A-3, has an aggregate outstanding principal balance as of the Cut-off Date of $42,200,000 and represents approximately 3.9% of the Initial Pool Balance.

The Woodmore Towne Centre Whole Loan, which accrues interest at a rate of 3.39000% per annum, was originated by Goldman Sachs Bank USA on December 23, 2021, had an original principal balance of $117,200,000 and has an outstanding principal balance as of the Cut-off Date of $117,200,000. The proceeds of the Woodmore Towne Centre Whole Loan along with approximately $79,793,357 of equity contributed by the borrowers were primarily used to acquire the Woodmore Towne Centre Property and pay origination costs.

The Woodmore Towne Centre Whole Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Woodmore Towne Centre Whole Loan requires monthly payments of interest only for the entire term. The scheduled maturity date of the Woodmore Towne Centre Whole Loan is the due date in January 2032. Voluntary prepayment of the Woodmore Towne Centre Whole Loan in whole (but not in part) is permitted on or after the due date occurring in October 2031 without payment of any prepayment premium. Defeasance of the Woodmore Towne Centre Whole Loan in whole (but not in part) is permitted after the date that is two years from the Closing Date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WOODMORE TOWNE CENTRE

The table below summarizes the promissory notes that comprise the Woodmore Towne Centre Whole Loan. The relationship between the holders of the Woodmore Towne Centre Whole Loan will be governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$75,000,000	$75,000,000	Benchmark 2022-B32	Yes
Note A-2	39,066,667	39,066,667	Benchmark 2022-B33	No
Note A-3	3,133,333	3,133,333	Benchmark 2022-B33	No
Total	$117,200,000	$117,200,000

■	The Mortgaged Property. The Woodmore Towne Centre Property is a grocery anchored retail center consisting of 16 buildings totaling 712,091 SF of space located at 2250 Petrie Lane, Glenarden, Maryland. The site includes a total of 82.83-acres, of which 75.66-acres is allocated to the shopping center and 7.17-acres is considered excess land. The improvements were completed in 2010-2012 (main shopping center), 2015 (fitness center), 2017 (Nordstrom Rack and adjacent shops) and 2019 (Silver Diner and CAVA). Additionally, there are 3,096 surface and garage parking spaces, reflecting an overall parking ratio of approximately 4.37 spaces per 1,000 square feet of gross leasable area. The Woodmore Towne Centre Property is located on the south side of Ruby Lockhart Boulevard, just west of Saint Joseph’s Drive and bounded by Landover Road (Maryland Route 202) in the south and Interstate 495 (Capital Beltway) in the west.

As of November 30, 2021, the Woodmore Towne Centre Property was 96.7% occupied to 64 tenants.

The largest tenant, Costco (148,628 square feet; 20.9% of net rentable area; 6.6% of underwritten base rent) is the largest wholesale club operator in the United States and the world. Costco offers discount prices on a variety of bulk products including food, appliances, pharmaceuticals, clothing, and electronics. Costco operates over 780 warehouse stores serving nearly 95 million cardholders. The company owns nearly 80% of its stores. Costco’s warehouses are located throughout the United States, Canada, Mexico, Japan, Taiwan, South Korea, the United Kingdom, and Spain. Costco aims to offer its members a broad range of high-quality merchandise at consistently lower prices than they can find elsewhere. To keep inventory costs low, its merchandising strategy is to limit certain items to fast-selling models, sizes, and colors. By doing this, Costco can limit its number of stock keeping units to about 3,700 per warehouse, enabling it to hold significantly fewer items than other discount retailers, supermarkets, and supercenters. Its product lines are not static, however, as it continues to expand its own Kirkland Signature brand. Costco has been at the Woodmore Towne Centre Property since October 24, 2010 and has a lease expiration date of October 24, 2030.

The second largest tenant, Wegmans Food Markets, Inc. (“Wegmans”) (128,813 square feet; 18.1% of net rentable area; 8.4% of underwritten base rent), was founded in 1916 and is privately owned by the family of its founder, John Wegman. The company is a regional supermarket chain and private company in the United States. Wegmans operates approximately 99 stores: 46 in New York, 18 in Pennsylvania, 12 in Virginia, nine in New Jersey, eight in Maryland, six in Massachusetts and one in North Carolina. The company has historically opened two or three new stores per year, usually in the 100,000 to 140,000 SF range, though it will build smaller stores under certain conditions, such as the 74,000-square-foot store opened in 2019 in the populated urban area of Brooklyn, New York. However, even Wegmans’ smaller stores exceed the industry median size of about 45,000 square feet. In addition, a typical Wegmans store features 50,000 to 70,000 products, which is higher than the roughly 40,000 found in a typical supermarket. Wegmans has been at the Woodmore Towne Centre Property since October 24, 2010 and has a lease expiration date of October 31, 2035.

The third largest tenant, At Home Stores, LLC (“At Home Stores”) (96,446 square feet; 13.5% of net rentable area; 7.9% of underwritten base rent), is a home décor superstore. The company owns and operates over 200 stores, each averaging 105,000 square feet and mostly located off major highways in 36 states from Florida to Michigan. At Home Stores sell hundreds of thousands of decorating items, such as seasonal décor, framed art, baskets, silk and dried flowers, furniture, home textiles, and pottery, as well as crafts and party supplies. Over 70% of its products are unbranded, private label or specifically designed for the company. At Home Stores, which began as a single store outside of San Antonio in 1979, was acquired by in 2011 by an investment group led by certain affiliates of

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WOODMORE TOWNE CENTRE

AEA Investors LP. At Home Stores has been at the Woodmore Towne Centre Property since June 10, 2021 and has a lease expiration date of June 30, 2031.

■	COVID-19 Update. As of February 15, 2022, the Woodmore Towne Centre Property is open and operating. Rent collections for the Woodmore Towne Centre Property were 100.0% and 94.5% for December 2021 and January 2022, respectively. There has been no rent relief requested. As of February 15, 2022, no loan modification or forbearance requests have been made on the Woodmore Towne Centre Whole Loan. The February debt service payment was made.

The following table presents certain information relating to the major tenants at the Woodmore Towne Centre Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA (SF)	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent	UW Base Rent $ per SF(3)	Tenant Sales $ per SF(4)	Occupancy Cost(4)	Lease Expiration	Renewal / Extension Options
Wegmans	NR/NR/NR	128,813	18.1%	$1,000,000	8.4%	$7.76	$775	1.3%	10/31/2035	9, 5-year options
At Home Stores	NR/NR/NR	96,446	13.5	940,349	7.9	9.75	NAV	NAV	6/30/2031	3, 5-year options
Best Buy	NR/NR/NR	45,000	6.3	933,750	7.9	20.75	$666	4.2%	3/31/2024	2, 5-year options
Costco	NR/NR/NR	148,628	20.9	787,500	6.6	5.30	$1,000	0.6%	10/24/2030	3, 10-year options
PNC Bank	NR/NR/NR	3,000	0.4	694,313	5.8	231.44	NAV	NAV	12/31/2030	None
LA Fitness	NR/NR/NR	42,154	5.9	674,464	5.7	16.00	NAV	NAV	11/30/2036	3, 5-year options
Nordstrom Rack	NR/NR/NR	30,139	4.2	542,502	4.6	18.00	NAV	NAV	9/30/2027	4, 5-year options
Nike Retail Services, Inc.	NR/NR/NR	15,000	2.1	345,000	2.9	23.00	NAV	NAV	10/31/2027	3, 5-year options
Old Navy	NR/NR/NR	14,793	2.1	304,292	2.6	20.57	$233	12.0%	12/31/2024	1, 5-year option
Silver Diner	NR/NR/NR	5,874	0.8	300,000	2.5	51.07	$713	8.2%	11/30/2039	2, 5-year options
Ten Largest Owned Tenants		529,847	74.4%	$6,522,169	54.9%	$12.31
Remaining Occupied		158,591	22.3	5,365,002	45.1	33.83
Vacant Spaces		23,653	3.3	0	0.0	0.00
Totals / Wtd. Avg. All Owned Tenants		712,091	100.0%	$11,887,171	100.0%	$17.27

(1)	Based on the underwritten rent roll dated November 30, 2021. Certain tenants may have co-tenancy provisions.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	UW Base Rent and UW Base Rent $ per SF include contractual rent steps underwritten through the termination option per the tenant’s lease.

(4)	Tenant Sales $ per SF and Occupancy Cost were provided by the borrower sponsor.

The following table presents certain information relating to the lease rollover schedule at the Woodmore Towne Centre Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2022	7,463	1.0	1.0%	304,104	2.6	$40.75	5
2023	6,265	0.9	1.9%	198,382	1.7	$31.67	3
2024	69,137	9.7	11.6%	1,592,058	13.4	$23.03	5
2025	13,098	1.8	13.5%	598,169	5.0	$45.67	6
2026	22,517	3.2	16.6%	1,035,183	8.7	$45.97	9
2027	75,431	10.6	27.2%	1,769,066	14.9	$23.45	10
2028	19,234	2.7	29.9%	542,356	4.6	$28.20	5
2029	17,792	2.5	32.4%	404,770	3.4	$22.75	4
2030	154,808	21.7	54.2%	1,602,653	13.5	$10.35	3
2031	109,700	15.4	69.6%	1,374,584	11.6	$12.53	4
2033 & Thereafter	192,993	27.1	96.7%	2,465,848	20.7	$12.78	12
Vacant	23,653	3.3	100.0%	0	0	$0.00	0
Total / Wtd. Avg.	712,091	100.0%		$11,887,171	100.0%	$17.27	66

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	UW Base Rent and UW Base Rent $ per SF include contractual rent steps through February 28, 2023, totaling approximately $99,530 and excluding vacant units.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WOODMORE TOWNE CENTRE

The following table presents certain information relating to historical occupancy at the Woodmore Towne Centre Property:

Historical Leased %(1)

2018	2019	2020	As of 11/30/2021
95.0%	97.0%	90.0%	96.7%

(1)	As provided by the borrowers and represents occupancy as of December 31 for the indicated year unless otherwise specified.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Woodmore Towne Centre Property:

Cash Flow Analysis(1)

	2018	2019	2020	TTM 10/31/2021	Underwritten	Underwritten $ per SF
Base Rent(2)	$11,321,426	$11,766,630	$10,704,506	$9,300,011	$12,143,377	$17.05
Rent Steps(3)	40,728	81,527	(196)	214,476	240,834	0.34
Vacant Income	0	0	0	0	284,158	0.40
Reimbursements	3,140,777	3,447,944	3,206,480	2,883,582	3,622,156	5.09
Vacancy & Credit Loss	112,004	0	(1,571,988)	(131,774)	(850,679)	(1.19)
TIF Revenue	1,446,420	1,378,936	1,523,585	1,604,153	1,670,193	2.35
Other Income	79,477	23,782	28,098	5,700	12,000	0.02
Effective Gross Income(4)	$16,140,832	$16,698,819	$13,890,485	$13,876,148	$17,221,570	$24.18
Real Estate Taxes	$1,788,132	$1,965,049	$2,129,752	$2,221,701	$2,282,374	$3.21
Insurance	137,999	112,990	140,815	106,450	195,541	0.27
Utilities	402,440	402,692	364,519	467,382	362,185	0.51
Management Fee	506,287	532,197	490,441	505,894	516,647	0.73
Other Operating Expenses	1,489,086	1,667,653	1,523,226	1,884,373	1,623,958	2.28
Total Operating Expenses	$4,323,944	$4,680,581	$4,648,753	$5,185,800	$4,980,705	$6.99
Net Operating Income(5)	$11,816,888	$12,018,238	$9,241,732	$8,690,348	$12,240,865	17.19
Replacement Reserves	0	0	0	0	82,622	0.12
TI/LC	0	0	0	0	248,825	0.35
Net Cash Flow	$11,816,888	$12,018,238	$9,241,732	$8,690,348	$11,909,419	$16.72

(1)	Certain items such as, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent is based on the underwritten rent roll as of November 30, 2021.

(3)	Rent Steps underwritten through the termination option per the tenant’s lease.

(4)	Effective Gross Income includes annual income from the payout of a $17 million tax increment fund promissory note. Please see “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus.

(5)	The increase from the TTM 10/31/2021 Net Operating Income of $8,690,348 to the Underwritten Net Operating Income of $12,240,865 is primarily attributable to new leasing activity with tenants such as At Home Stores, LA Fitness, NIKE Retail Services, Inc., Club Pilates, Nothing Bundt Cakes, and Ledo Pizza.

■	Appraisal. According to the appraisal, the Woodmore Towne Centre Property had an “as-is” appraised value of $192,000,000 as of November 22, 2021. Additionally, according to the appraisal, the Woodmore Towne Centre Property also had a “Value Subject to Extraordinary Assumption” appraised value of $197,000,000 as of November 22, 2021, which is subject to the extraordinary assumption that the total lease expense costs are credited to the potential buyer of the Woodmore Towne Centre Property.

Appraisal Approach(1)	“As-Is” Value	Discount Rate	Capitalization Rate
Yield Capitalization	$192,000,000	6.00%	5.75%(2)

(1)	Source: Appraisal.

(2)	Represents the terminal capitalization rate.

■	Environmental Matters. According to a Phase I environmental report, dated November 18, 2021, there are no recognized environmental conditions or recommendations for further action at the Woodmore Towne Centre Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WOODMORE TOWNE CENTRE

■	Market Overview and Competition. The Woodmore Towne Centre Property is located in Glenarden, Maryland, approximately 10 miles east of downtown Washington, D.C. and within the Washington D.C. metropolitan statistical area. Washington, D.C. is situated along the banks of the Potomac and Anacostia rivers, and is the nation’s capital and anchor of the region. It encompasses approximately 61 square miles of land. Prince George’s County is a community of diverse neighborhoods with 27 unique municipalities ranging in population from fewer than 100 to as many as 50,000 people. Due to its proximity to Washington, D.C., the county also hosts many U.S. governmental facilities, such as Joint Base Andrews, a U.S. military airbase, as well as the headquarters of the United States Census Bureau. Prince George’s County has become an area of economic growth and development including over $7 billion in infrastructure investment, retail redevelopment, significant GSA attention, tax incentives and initiatives, and has a streamlined permitting and approval process. Prince George’s County has invested over $100 million into Suitland Federal Center, which is home to government agencies such as the United States Census Bureau, Naval Maritime Intelligence Center, NOAA’s Satellite Operations, and the Bureau of Economic Analysis. Prince George’s County has received an influx of infrastructure and development investments beginning in 2013, when MGM announced the new site for its newest resort and casino in south Prince George’s County next to National Harbor. Having opened in late 2016, the all-in cost to develop the MGM property was $1.3 billion and has created an entertainment destination in Prince George’s County. Related to infrastructure, Prince George’s County is an integral part to the $5.6 billion MTA Purple Line contract as well as the already existing $2.4 billion Intercounty Connector.

The Woodmore Towne Centre Property is in the Northern Prince George’s County retail submarket within the larger Suburban Maryland retail market. The Northern Prince George’s County Submarket reported average retail asking rents of $23.82 per SF as of the third quarter of 2021, an increase of 0.3% since 2020. Average asking rental rates in the Northern Prince George’s County submarket have increased, ranging from $23.16 per SF in 2016 to $23.79 per SF in 2020, demonstrating a compounded annual growth rate of 0.7%.

The Suburban Maryland retail market reported average retail rents of $27.84 per SF as of the third quarter of 2021, an increase of 0.3% over asking rents in 2020. Average asking rental rates in the Suburban Maryland retail market have increased, ranging from $26.51 per SF in 2016 to $27.84 per SF in 2020, demonstrating a compounded annual growth rate of 1.2%.

The vacancy rate in the Northern Prince George’s County submarket at the end of the third quarter of 2021 was 6.7% and the vacancy rate of the greater Suburban Maryland retail market was 7.6%.

According to the appraisal, the 2021 population, population growth from 2000-2021 and average household income are presented in the chart below:

	3 Mile Radius	5 Mile Radius	10 Mile Radius
Population	95,131	279,791	1,169,002
Population Growth	0.37%	0.50%	0.73%
Average Household Income	$101,602	$101,267	$109,088

■	The Borrowers. The borrowers are UE Woodmore TC LLC and UE Woodmore TC II LLC, each a Delaware limited liability company. The borrowers are structured to be single purpose bankruptcy-remote entities, each having two independent directors in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Woodmore Towne Centre Whole Loan. The non-recourse carve-out guarantor is Urban Edge Properties LP (“Urban Edge”).

The borrower sponsor of the Woodmore Towne Centre Whole Loan is Urban Edge Properties LP (“Urban Edge”). Urban Edge is a real estate investment trust focused on managing, acquiring, developing and redeveloping retail real estate in urban communities across the east coast, primarily in New York, Washington D.C., Philadelphia and New England, as well as California, Puerto Rico and other markets.

■	Escrows. On the origination date of the Woodmore Towne Centre Whole Loan, the borrower funded (i) approximately $189,670 into a real estate tax reserve and (ii) $4,194,252 for tenant improvement and leasing commissions, landlord work, gap rent and free rent into an unfunded obligations reserve.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WOODMORE TOWNE CENTRE

On each due date, the borrowers are required to fund the following reserves with respect to the Woodmore Towne Centre Whole Loan: (i) a tax reserve in an amount equal to 1/12 of the amount that the lender reasonably estimates will be necessary to pay taxes over the then succeeding 12 month period (initially estimated to be approximately $189,670 per month), provided, however, that in lieu of remitting such amounts for deposit, the borrowers may fund the tax reserve by delivering to the lender (a) a qualifying letter of credit in such amount or (b) so long as no event of default is continuing, a qualifying guaranty in such amount, in each case in accordance with the Woodmore Towne Centre Whole Loan documents; (ii) an insurance reserve in an amount equal to 1/12 of reasonably estimated annual insurance premiums unless the borrowers maintain a blanket policy in accordance with the Woodmore Towne Centre Whole Loan documents; provided, however, that in lieu of remitting such amounts for deposit, the borrowers may fund the insurance reserve by delivering to the lender (a) a qualifying letter of credit in such amount or (b) so long as no event of default is continuing, a qualifying guaranty in such amount, in each case in accordance with the Woodmore Towne Centre Whole Loan documents; (iii) a tenant improvement and leasing commissions (“TI/LC”) reserve in an amount equal to approximately $29,672 if the balance of the TI/LC reserve falls below approximately $1,068,179, minus any termination proceeds received in connection with the termination of any leases entered into by the borrowers; provided, however, that in lieu of remitting such amounts for deposit, the borrowers may fund the TI/LC reserve by delivering to the lender (a) a qualifying letter of credit in such amount or (b) so long as no event of default is continuing, a qualifying guaranty in such amount, in each case in accordance with the Woodmore Towne Centre Whole Loan documents; and (iv) a capital expenditures reserve equal to approximately $6,885 if the balance in the capital expenditures reserve falls below an amount equal to $0.60 per SF (excluding outparcels and standalone buildings leased to tenants responsible for the maintenance of their space so long as all maintenance of such space is the sole responsibility of the applicable tenant under its lease), initially approximately $247,865; provided, however, that in lieu of remitting such amounts for deposit, the borrowers may fund the capital expenditures reserve by delivering to the lender (a) a qualifying letter of credit in such amount or (b) so long as no event of default is continuing, a qualifying guaranty in such amount, in each case in accordance with the Woodmore Towne Centre Whole Loan documents.

■	Lockbox and Cash Management. The Woodmore Towne Centre Whole Loan is structured with a hard lockbox and springing cash management. At origination of the Woodmore Towne Centre Whole Loan, the borrowers were required to direct each tenant to remit all rents directly to a lender-controlled lockbox account. In addition, the borrowers are required to cause all cash revenues relating to the Woodmore Towne Centre Property and all other money received by the borrowers or the property manager with respect to the Woodmore Towne Centre Property (other than tenant security deposits and cash revenues properly released to the borrowers) to be deposited into the lockbox account or a lender-controlled cash management account by the end of the second business day following receipt. At the end of each business day during the continuance of a Woodmore Towne Centre Trigger Period (as defined below), an Anchor Lease Reserve Period (as defined below) or event of default under the Woodmore Towne Centre Whole Loan documents, all amounts in the lockbox are required to be remitted to the cash management account. At the end of each business day on which no Woodmore Towne Centre Trigger Period, Anchor Lease Reserve Period or event of default under the Woodmore Towne Centre Whole Loan is continuing, all amounts in the lockbox account are required to be remitted to a borrower-controlled operating account.

On each due date during the continuance of a Woodmore Towne Centre Trigger Period or Anchor Release Reserve Period (or, at the lender’s discretion, during an event of default under the Woodmore Towne Centre Whole Loan), all funds on deposit in the cash management account after payment of debt service on the Woodmore Towne Centre Whole Loan, required reserves and budgeted operating expenses are required to be deposited into an excess cash flow reserve account as additional collateral for the Woodmore Towne Centre Whole Loan.

A “Woodmore Towne Centre Trigger Period” means (i) subject to the borrowers’ right to partially defease the Woodmore Towne Centre Whole Loan, each period commencing when the debt yield (as calculated under the Woodmore Towne Centre Whole Loan documents, as determined as of the first day of any fiscal quarter) is less than 7.0% and concluding when the debt yield, determined as of the first day of each of two consecutive fiscal quarters thereafter, is equal to or greater than 7.0%, (ii) following 10 business days’ prior written notice to the borrowers, each period commencing upon the borrowers’ failure to deliver annual, quarterly or monthly financial reports as and when required under the Woodmore Towne Centre Whole Loan documents and concluding when such reports are delivered and indicate that no other Woodmore Towne Centre Trigger Period is continuing, (iii)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WOODMORE TOWNE CENTRE

each period commencing upon the occurrence of an event of default under any related mezzanine loan documents and concluding when such event of default is cured, and (iv) an Anchor Lease Reserve Period.

An “Anchor Lease Reserve Period” means each period that commences upon the occurrence of an Anchor Lease Trigger Event (as defined below) and concludes when an Anchor Release Replacement Event (as defined below) has occurred with respect to each Anchor Lease Trigger Event that has occurred.

An “Anchor Lease Trigger Event” means, in respect of any Anchor Lease (as defined below), (i) the occurrence of an event of default beyond any applicable grace or cure period under such Anchor Lease, (ii) the tenant thereunder or any guarantor thereof becomes the subject of a bankruptcy or similar insolvency proceedings, or (iii) the tenant thereunder delivers written notice to the borrowers of its intention to surrender, cancel or terminate a material portion of the space demised thereunder within the period equal to 12 months prior to lease expirations, or the tenant thereunder has not renewed its Anchor Lease at least 12 months prior to lease expiration.

An “Anchor Lease Replacement Event” means, with respect to any Anchor Lease in respect of which an Anchor Lease Trigger Event has occurred, the occurrence of, (1) with respect to an Anchor Lease Trigger Event (a) under clause (i) above, the tenant under such Anchor Lease cures the applicable event of default under its Anchor Lease, (b) under clause (ii) above, the tenant under such Anchor Lease affirms such Anchor Lease or the applicable bankruptcy or insolvency proceeding terminates, (c) under clause (iii) above, the tenant under such Anchor Lease revokes or withdraws its written notice to surrender, cancel or terminate or exercises its right to renew such Anchor Lease pursuant to an extension option or execution of an amendment or restatement to such Anchor Lease to extend the term, or (2) (x) the borrowers have entered into one or more qualifying replacement leases with respect to at least 80% of the space demised under the Anchor Lease that caused such Anchor Lease Trigger Event to have occurred and (y) after giving effect to such qualifying replacement leases, the debt yield is at least equal to the debt yield at loan origination.

An “Anchor Lease” means (i) each major lease that has a term that expires prior to the maturity date of the Woodmore Towne Centre Whole Loan, (ii) the At Home Stores LLC lease, (iii) the Costco lease and (iv) the Wegmans lease.

■	Property Management. The Woodmore Towne Centre Property is currently managed by Heritage Partners, LLC, a third-party management company.

■	Current Mezzanine or Subordinate Indebtedness. A certain $78,000,000 reverse 1031 exchange promissory note was made by UE Woodmore TC LLC in favor of the guarantor. The guarantor entered into subordination and standstill terms with the lender applicable to such promissory note. See “Description of the Mortgage Pool—Additional Indebtedness—Other Secured Indebtedness” in the Preliminary Prospectus.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Woodmore Towne Centre Property, plus 24 months of business interruption coverage as calculated under the loan documents (and containing an extended period of indemnity endorsement covering the 12-month period commencing on the date the Woodmore Towne Centre Property has been restored (as reasonably determined by the applicable insurer)) covering actual loss sustained during restoration The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $50,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NOVO NORDISK HQ

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NOVO NORDISK HQ

MAP © 2021 CARTIFACT
DATA © OSM CONTRIBUTORS
Princeton
Plainsboro Center
Novo Nordisk HQ
800 Scudders Mill Road
Plainsboro, NJ 08536
Heathcote Park
Heathcote Extension
Cook Natural Area
RIDGE RD
Princeton Shopping Center
HARRISON ST N
KINGSTON RD
Princeton Forrestal Village
COLLEGE RD E
NASSAU ST
Restaurants & Shopping
GREAT RD
Princeton University
James Forrestal Campus of Princeton University
Carnegie Lake
STOCKTON ST
Springdale Golf Club
Princeton Healthcare System Medical Center
SCUDDERS MILL RD
Plainsboro Plaza
PLAINSBORO RD
WASHINGTON RD
Princeton Battlefield State Park
West Windsor Township
Princeton Metro Park
Princeton Country Club
Marketfair Mall
Windsor Green Shopping Center
The Square at West Windsor Shopping Center
Nassau Park Pavilion
West Windsor PI Project
CLARKSVILLE RD
N POST RD
Hartford
CT
NY
PA
Newark
New York
Trenton
Philadelphia
NJ
Wilmington

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NOVO NORDISK HQ

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		GACC
Location (City / State)	Plainsboro, New Jersey		Cut-off Date Balance(2)		$41,000,000
Property Type	Office		Cut-off Date Balance per SF(2)		$288.15
Size (SF)	731,104		Percentage of Initial Pool Balance		3.8%
Total Occupancy as of 3/6/2022	77.0%		Number of Related Mortgage Loans		None
Owned Occupancy as of 3/6/2022	77.0%		Type of Security		Fee
Year Built / Latest Renovation	1985, 1989, 1994 / 2013		Mortgage Rate(3)		2.83800%
Appraised Value(1)	$330,000,000		Original Term to Maturity (Months)(3)		60
			Original Amortization Term (Months)		NAP
			Original Interest Only Period (Months)(3)		60

Underwritten Revenues	$32,650,130
Underwritten Expenses	$13,331,718		Escrows(4)
Underwritten Net Operating Income (NOI)	$19,318,412			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$19,172,191		Taxes	$525,310	$525,310
Cut-off Date LTV Ratio(1)(2)	63.8%		Insurance	$90,983	$22,746
Maturity Date LTV Ratio(1)(2)(3)	63.8%		Replacement Reserve	$0	$1,218
DSCR Based on Underwritten NOI / NCF(2)	3.19x / 3.16x		TI / LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	9.2% / 9.1%		Other(5)	$27,146,846	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$210,667,000	100.0%	Loan Payoff	$169,240,404	80.3%
			Upfront Reserves	27,763,140	13.2
			Return of Equity	11,803,118	5.6
			Closing Costs	1,860,338	0.9
Total Sources	$210,667,000	100.0%	Total Uses	$210,667,000	100.0%

(1)	The appraisal concluded to a “go dark” appraised value of $205,000,000, which results in a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 102.8%.

(2)	The Novo Nordisk HQ Loan (as defined below) is part of the Novo Nordisk HQ Whole Loan (as defined below) evidenced by six pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $210,667,000. LTV Ratios, DSCR, Debt Yield and Cut-off Date Balance per SF set forth above are calculated based on the outstanding balance of the Novo Nordisk HQ Whole Loan.

(3)	The Novo Nordisk HQ Whole Loan is structured with an anticipated repayment date (“ARD”) of November 6, 2026 and a final maturity date of April 6, 2031. The initial interest rate for the Novo Nordisk HQ Whole Loan is 2.83800% per annum. From and after the ARD, the per annum interest rate will equal to the greater of (i) the initial interest rate plus 2.5000% and (ii) the swap rate in effect on the ARD plus 4.19000%. The metrics presented above are calculated based on the ARD.

(4)	See “—Escrows” below.

(5)	Other Upfront reserve includes an expansion reserve of approximately $14,146,846 and a seller credit reserve of $13,000,000. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Novo Nordisk HQ Loan”) is part of a whole loan (the “Novo Nordisk HQ Whole Loan”) with an aggregate outstanding principal balance as of the Cut-off Date of $210,667,000, which is secured by the borrower’s fee interest in a Class A office building located in Plainsboro, New Jersey (the “Novo Nordisk HQ Property”). The Novo Nordisk HQ Mortgage Loan will be evidenced by the non-controlling note A-4-1 with an outstanding principal balance as of the Cut-off Date of $41,000,000, representing approximately 3.8% of the Initial Pool Balance. The Novo Nordisk HQ Whole Loan is comprised of six pari passu notes with an aggregate principal balance as of the Cut-off Date of $210,667,000 as detailed in the “Whole Loan Summary” table below. The Novo Nordisk HQ Whole Loan was originated by DBR Investments Co. Limited (“DBRI”) on November 5, 2021. The borrower utilized the proceeds of the Novo Nordisk HQ Whole Loan to refinance a prior mortgage loan, fund upfront reserves, pay origination costs and return equity to the borrower sponsor.

The initial interest rate for the Novo Nordisk HQ Whole Loan is 2.83800% per annum (the “Initial Interest Rate”). From and after the ARD, the per annum interest rate will be equal to the greater of (i) the Initial Interest Rate plus 2.5000% and (ii) the swap rate (as calculated in the Novo Nordisk HQ Whole Loan documents) in effect on the ARD plus 4.19000% (the “Adjusted Interest Rate”); however, interest accrued at the excess of the Adjusted Interest Rate over the Initial Interest Rate will be deferred as described below under “Lockbox and Cash Management.”

The Novo Nordisk HQ Whole Loan has an initial term to the ARD of 60 months and has a remaining term to the ARD of 56 months as of the Cut-off Date. The Novo Nordisk HQ Whole Loan requires payments of interest only until the ARD in November 2026 or, if not repaid on the ARD, the final maturity date in April 2031. Defeasance of the Novo Nordisk HQ Whole Loan is permitted under the Novo Nordisk HQ Whole Loan documents at any time after the earlier of (i) November 5, 2024 or (ii) the second anniversary of the closing date of the securitization that includes the last note of the Novo Nordisk HQ Whole Loan to be securitized. On or after the monthly payment date in July 2026, the Novo Nordisk HQ Whole Loan may be voluntarily prepaid in whole and in part without penalty.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NOVO NORDISK HQ

The table below summarizes the promissory notes that comprise the Novo Nordisk HQ Whole Loan. The relationship between the holders of the Novo Nordisk HQ Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Anticipated Note Holder	Controlling Piece
A-1	$75,000,000	$75,000,000	Benchmark 2021-B31	Yes
A-2	47,500,000	47,500,000	Benchmark 2022-B32	No
A-3-1	12,500,000	12,500,000	Benchmark 2022-B32	No
A-3-2	12,500,000	12,500,000	DBRI(1)	No
A-4-1	41,000,000	41,000,000	Benchmark 2022-B33	No
A-4-2	22,167,000	22,167,000	DBRI(1)	No
Total (Whole Loan)	$210,667,000	$210,667,000

(1)	Expected to be contributed to one or more future securitization transactions or otherwise transferred at any time.

■	The Mortgaged Property. The Novo Nordisk HQ Property is a Class A office property totaling 731,104 SF across nine interconnected buildings on a 58.63-acre site located in Plainsboro, New Jersey. The Novo Nordisk HQ Property was originally built in 1985-1994 and in 2013 underwent a full redevelopment and modernization. The Novo Nordisk HQ Property is LEED Silver-certified and features modern technology, energy-efficient systems and design upgrades such as a new façade, 10-foot glass exterior walls and a two-story, 30-foot lobby with floor-to-ceiling glass. The campus amenities include a 267-seat full-service cafeteria, a fully-equipped fitness center, presidential suite and executive board room, a 4,000 SF rooftop terrace with kitchen and patio seating, concierge services, meeting spaces and 2,214 parking spaces (2.9 spaces per 1,000 SF), including a single-story parking garage.

As of March 6, 2022, the Novo Nordisk HQ Property is 77.0% leased to its sole tenant, Novo Nordisk, Inc. (“Novo Nordisk”), the United States affiliate of the global healthcare company, Novo Nordisk A/S (rated A1/AA- by Moody’s/S&P), which is the guarantor of the Novo Nordisk lease. Novo Nordisk occupies 563,289 SF or 100% of the SF of the space which it is obligated to lease under the terms of its lease. Novo Nordisk has the option to lease the remaining 167,815 SF at the Novo Nordisk HQ Property, which is located along the easterly side of the complex and is in “shell” condition. Novo Nordisk can exercise its right to expand into this space anytime during its lease term and as such, this expansion space cannot be marketed to another tenant without modifying the current Novo Nordisk lease. At loan origination, the borrower deposited approximately $14,146,846 into an expansion reserve and $13,000,000 into a seller credit reserve. See “—Escrows” below.

Novo Nordisk has maintained its North American headquarters at the Novo Nordisk HQ Property since taking occupancy in 2013, originally as part of an approximately $215.0 million renovate-to-suit project. As of June 30, 2021, Novo Nordisk had completed an approximately $32.0 million capital expenditure program at the Novo Nordisk HQ Property, which included IT infrastructure improvements, a new teleconference center, office furniture upgrades, locker room improvements and mechanical and lighting upgrades.

Founded in 1923, Novo Nordisk A/S is a global healthcare company, headquartered in Copenhagen, Denmark with more than 45,000 employees in 80 offices around the world. As of the trailing 12-month period ending in the third quarter of 2021, Novo Nordisk A/S reported a total revenue of approximately $134.6 billion and a net income of approximately $46.2 billion. Novo Nordisk, the United States subsidiary, is a developer and manufacturer of biological medicines specializing in diabetes care and other serious chronic conditions such as hemophilia, obesity and growth disorders. Novo Nordisk is headquartered at the Novo Nordisk HQ Property and has other locations in seven states and has nearly 6,000 employees with approximately 4.0 million people in the United States using its medicines.

Novo Nordisk occupies the Novo Nordisk HQ Property under a lease that expires in April 2031, with no termination options and one, ten-year renewal option. Novo Nordisk has a base rent of $32.81 per SF on a triple net basis with 2.00% annual rent steps.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NOVO NORDISK HQ

According to information provided by the property manager as of January 19, 2022, as of November 15, 2021, all employees were required to return to the Novo Nordisk HQ Property at least three days per week; however, employees have been permitted to work from home until further notice due to the recent surge in COVID-19 variants, and the building is closed Fridays for maintenance and cleaning. The Novo Nordisk HQ Property typically had a pre-pandemic full-time workforce of approximately 1,700 employees.

■	COVID-19 Update. As of February 6, 2022, the Novo Nordisk HQ Whole Loan is not subject to any forbearance, modification or debt service relief request. As of February 6, 2022, the sole tenant has not made any requests for lease modifications or rent relief. The Novo Nordisk HQ Whole Loan is current as of the payment date in February 2022.

The following table presents certain information relating to the sole tenant at the Novo Nordisk HQ Property:

Sole Tenant Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Novo Nordisk	NR / A1 / AA-	563,289	77.0%	$18,481,512	100.0%	$32.81	4/30/2031	1, 10-year option
Total Occupied		563,289	77.0%	$18,481,512	100.0%	$32.81
Vacant		167,815	23.0	0
Total / Wtd. Avg.		731,104	100.0%	$18,481,512

(1)	Based on the underwritten rent roll as of March 6, 2022.

(2)	The credit ratings are those of the direct parent company, Novo Nordisk A/S, which is the guarantor under the lease.

The following table presents certain information relating to the lease rollover schedule at the Novo Nordisk HQ Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2022	0	0.0%	0.0%	$0	0.0%	$0.00	0
2023	0	0.0%	0.0%	$0	0.0%	$0.00	0
2024	0	0.0%	0.0%	$0	0.0%	$0.00	0
2025	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	0	0.0%	0.0%	$0	0.0%	$0.00	0
2030	0	0.0%	0.0%	$0	0.0%	$0.00	0
2031	563,289	77.0%	77.0%	$18,481,512	100.0%	$32.81	1
2032 & Thereafter	0	0.0%	77.0%	$0	0.0%	$0.00	0
Vacant	167,815	23.0%	100.0%	$0	0.0%	$0.00	0
Total / Wtd. Avg.	731,104	100.0%		$18,481,512	100.0%	$32.81	1

(1)	Based on the underwritten rent roll as of March 6, 2022.

The following table presents certain information relating to historical leasing at the Novo Nordisk HQ Property:

Historical Leased %(1)

2018	2019	2020	As of 3/6/2022(2)
77.0%	77.0%	77.0%	77.0%

(1)	As provided by the borrower and reflects year-end occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	Based on the underwritten rent roll as of March 6, 2022.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NOVO NORDISK HQ

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Novo Nordisk HQ Property:

Cash Flow Analysis(1)(2)

	2018	2019	2020	TTM 9/30/2021	Underwritten	Underwritten $ per SF
Base Rent	$17,302,360	$17,649,722	$18,002,716	$18,271,218	$18,481,512	$25.28
Rent Steps(3)	0	0	0	0	371,771	$0.51
IG Rent Step Credit(4)	0	0	0	0	465,129	$0.64
Value of Vacant Space	0	0	0	0	9,458,516	$12.94
Gross Potential Rent	$17,302,360	$17,649,722	$18,002,716	$18,271,218	$28,776,928	$39.36
Tenant Recoveries	12,185,965	13,111,052	13,295,581	14,312,454(5)	13,331,718	$18.24
Total Gross Income	$29,488,325	$30,760,774	$31,298,297	$32,583,672	$42,108,646	$57.60
Vacancy	0	0	0	0	(9,458,516)	($12.94)
Effective Gross Income	$29,488,325	$30,760,774	$31,298,297	$32,583,673	$32,650,130	$44.66
Total Fixed Expenses	5,987,351	6,090,604	6,261,061	6,363,159	6,515,840	$8.91
Total Variable Expenses	6,825,278	7,302,888	6,776,411	7,361,028	6,815,878	$9.32
Total Expenses	$12,812,629	$13,393,492	$13,037,472	$13,724,187	$13,331,718	$18.24
Net Operating Income	$16,675,696	$17,367,282	$18,260,825	$18,859,485	$19,318,412	$26.42
Reserves for Replacements	0	0	0	0	146,221	$0.20
TI / LC	0	0	0	0	0	$0.00
Net Cash Flow	$16,675,696	$17,367,282	$18,260,825	$18,859,485	$19,172,191	$26.22

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring expenses were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Based on the underwritten rent roll as of March 6, 2022.

(3)	Based on contractual rent steps through October 1, 2022.

(4)	Based on the straight-line rent steps through the final maturity date of the Novo Nordisk HQ Whole Loan.

(5)	Tenant Recoveries reflect recoveries billed based on budgeted amounts. The borrower and the tenant reconcile the amount of recoveries in the year following the year they are billed. Billed recoveries exceed expenses and are expected to be reduced, and may be further reduced, upon such reconciliation.

■	Appraisal. According to the appraisal, the Novo Nordisk HQ Property has an “as-is” appraised value of $330,000,000 as of September 21, 2021. In addition, the appraisal concluded to an “as dark” appraised value of $205,000,000 as of September 21, 2021.

Appraisal Approach	Appraised Value	Capitalization Rate
Direct Capitalization Approach	$330,000,000	5.00%
Discounted Cash Flow Approach	$330,000,000	5.50%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. According to a Phase I environmental report dated September 20, 2021, there are no recognized environmental conditions at the Novo Nordisk HQ Property. However, historical recognized environmental conditions relating to on-site underground storage tanks were identified and the environmental report recommended the continued upkeep and maintenance of the tank monitoring systems associated with such on-site underground storage tanks.

■	Market Overview and Competition. The Novo Nordisk HQ Property is located in Plainsboro Township in Middlesex County, New Jersey, a suburban community that offers convenient highway access, proximity to major universities, an educated labor pool, area amenities and a diverse housing base. The Novo Nordisk HQ Property is within the Princeton Forrestal Center Office and Research Complex, which is Princeton University’s corporate office and research complex. The Princeton Forrestal Center is in the Princeton business and pharmaceutical corridor as the municipality of Princeton is adjacent to Plainsboro Township. The Princeton Forrestal Center is home to companies such as Bristol-Meyers Squibb, Bank of America Merrill Lynch, Johnson & Johnson, Dow Jones, and BlackRock. Novo Nordisk benefits from its relationships with numerous businesses, hospitals, and medical centers that purchase, use, sell, or collaborate with Novo Nordisk on the development of the pharmaceutical and medicinal products that Novo Nordisk produces and are located within direct proximity to the Novo Nordisk HQ Property. Such institutions include the University Medical Center of Princeton at Plainsboro, a recently completed 369-bed facility located approximately two miles from the Novo Nordisk HQ Property, which includes a hospital, an education center, a skilled nursing facility, and a park and has been a demand driver for medical office space at Princeton

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NOVO NORDISK HQ

Forrestal Village. The Novo Nordisk HQ Property location also offers Novo Nordisk and other employers’ direct access to an educational base of newly graduated talent from universities, such as Princeton University, Rutgers University, TCNJ, and Rider University. The Novo Nordisk HQ Property is equidistant from New York and Philadelphia, allowing Novo Nordisk and other surrounding companies the ability to draw residents from both metropolitan areas, as well as diverse and educated labor pools from Eastern Pennsylvania and Northern and Central New Jersey. The transit-oriented campus is less than one mile from Route 1, less than four miles from the Princeton Junction mass transit center and convenient to Interstates 95 and 295.

According to the appraisal, the Novo Nordisk HQ Property is located in the Brunswick West office submarket in Northern New Jersey. Over the past ten years the Brunswick West office submarket inventory slightly increased by 2.4% and had positive absorption of 2.4%. Over the same period, there was a 5.9% decrease in the vacancy rate and a 14.6% increase in the average asking rent. As of the second quarter of 2021, the Brunswick West submarket had a total office inventory of approximately 10.0 million SF with a vacancy rate of 21.5%. The average asking rent was $27.14 per SF.

The following table summarizes comparable office leases in the surrounding market:

Summary of Comparable Office Leases(1)

Property/Address	Location	Year Built / Renovated	Tenant Name	Lease Start Date	Term (yrs.)	Lease Type	Tenant Size (SF)	Base Rent PSF	Rent Steps	Free Rent (mos.)
Novo Nordisk HQ(2)	Plainsboro, NJ	1985, 1989, 1994 / 2013	Novo Nordisk	7/2011	18	NNN	563,289	$32.81	2.0%	0
777 Scudders Mill Road	Plainsboro, NJ	1992/NAP	Croda, Inc.	6/2020	12	NNN	225,000	$31.00	3.0%	6
200 Connell Drive	Berkeley Heights, NJ	1987/NAP	Hikma Pharmaceuticals	12/2019	10	MG	44,267	$34.50	2.0%	0
445 South Street Ste. 300	Morristown, NJ	1984/2007	Travelers Insurance	2/2018	10	NNN	80,642	$25.50	2.0%	0
1 University Square Ste. 1, 3, 4	Princeton, NJ	2006/NAP	Blackrock Financial	10/2018	10	NNN	209,809	$41.62	2.0%	0
9 Roszel Road Ste. 1, 2, 3	West Windsor, NJ	1999/NAP	Bristol-Myers Squibb	3/2021	10	MG	118,110	$35.00	2.0%	0
440 Route 22 E, Ste 101	Bridgewater, NJ	1990/2019	PF Compass	1/2021	10	MG	199,279	$27.00	2.0%	0
Total/Wtd. Avg(3).					10.5			$32.84

(1)	Source: Appraisal

(2)	Based on the rent roll as of March 6, 2022.

(3)	Total/Wtd. Avg. does not include the Novo Nordisk HQ Property.

■	The Borrower. The borrower is Princeton HD Owner LLC, a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Novo Nordisk HQ Whole Loan. There is no non-recourse carveout guarantor or separate environmental indemnitor with respect to the Novo Nordisk HQ Whole Loan. The borrower sponsor is Hana Alternative Asset Management Co., Ltd (“Hana”). The Novo Nordisk HQ Property is indirectly owned by a joint venture between Mirae Asset Securities (28.78%), Hana Financial Investment (22.98%), Hyundai Motor Securities (19.15%), Heung Kuk Fire & Marine Insurance (19.03%) and Seoul Guaranty Insurance (10.05%). The borrower sponsor is ultimately controlled by Hana.

Hana, a subsidiary of Hana Financial Group, was founded in 2006 as the first asset management company to specialize in commercial real estate in Korea. As of November 2021, Hana had approximately $8.0 billion USD of assets under management of which 67.1% are investments in real estate.

■	Escrows. At loan origination, the borrower deposited (i) approximately $525,310 into a tax reserve, (ii) approximately $90,983 into an insurance reserve, (iii) approximately $14,146,846 into an expansion reserve for approved leasing expenses in connection with work related to Novo Nordisk electing its expansion option and (iv) $13,000,000 into a seller credit reserve in connection with an agreement (the “Earnout Agreement”) between the prior owner of the Novo Nordisk HQ Property (the “Property Seller”) and the sole member of the borrower (the “Sole Member”), pursuant to which the Sole Member has agreed to pay all or a pro rata portion of such amount to the Property Seller if Novo Nordisk exercises all or a portion of its expansion option for 167,815 additional SF pursuant to its lease. The Sole Member has pledged its equity interest in the borrower to the Property Seller to secure such obligation as described under “Current Mezzanine or Secured Subordinate Indebtedness”.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NOVO NORDISK HQ

The funds in the seller credit reserve will be held by the lender, provided no event of default is continuing and the ARD has not yet occurred, until either (i) the expansion option is exercised, and such funds are due to the Property Seller, in which case the lender is required to release to the Property Seller the amount due under the Earnout Agreement, or (ii) if the expansion option has not been exercised on or prior to the earlier of August 11, 2024 and the date of any transfer and assumption of the Novo Nordisk HQ Property, at which time, so long as no Trigger Period (as defined below) is continuing and the lender receives reasonably satisfactory evidence that certain conditions relating to the termination of the pledge to the Property Seller are satisfied, the lender is required to release such reserve funds to the borrower.

Tax Reserve – On each payment date, the borrower is required to deposit into a tax reserve 1/12 of the taxes (initially, approximately $525,310) that the lender reasonably estimates will be payable over the next-ensuing 12-month period.

Insurance Reserve – On each payment date, the borrower is required to deposit into an insurance reserve 1/12 of the insurance premiums (initially, approximately $22,746) that the lender reasonably estimates will be payable over the next-ensuing 12-month period.

Capital Expenditure Reserve – On each payment date, the borrower is required to fund a capital expenditure reserve in the amount of approximately $1,218.

Lease Sweep Reserve – On each payment date during a Trigger Period due to a Lease Sweep Period (as defined below), the borrower is required to deposit excess cash flow into a lease sweep reserve.

■	Lockbox and Cash Management. The Novo Nordisk HQ Whole Loan is structured with a hard lockbox and springing cash management. The borrower is required to cause all rents to be deposited directly into the lender-controlled lockbox account. All funds received by the borrower or the property manager are required to be deposited in the lockbox account within one business day following receipt. During the continuance of a Trigger Period, funds on deposit in the lockbox account are required to be swept on a daily basis into a lender-controlled cash management account and applied on each payment date (i) to make deposits into the tax and insurance reserves, (ii) to pay debt service on the Novo Nordisk HQ Whole Loan, (iii) to make deposits into the capital expenditure reserve, (iv) to pay (I) the lesser of lender-approved budgeted operating expenses and actual operating expenses, minus (II) the amount by which lender-approved budgeted operating expenses exceeded actual operating expenses in prior months, to the extent not previously deducted pursuant to this clause (II), and (v) to pay lender-approved extraordinary expenses, if any. Prior to the ARD, so long as no event of default exists, all excess cash after such application (“Excess Cash”) is required to be transferred (i) during a Lease Sweep Period, to the lease sweep reserve, and (ii) if any other Trigger Period exists, provided no Lease Sweep Period exists, to a lender-controlled account to be held as additional collateral for the Novo Nordisk HQ Whole Loan during such Trigger Period. If the Novo Nordisk HQ Whole Loan is not paid by the ARD, from and after the ARD, the Novo Nordisk HQ Whole Loan will accrue interest at the Adjusted Interest Rate; however, interest accrued at the excess of the Adjusted Interest Rate over the initial interest rate (“Excess Interest”) will be deferred.

On or after the ARD, Excess Cash will be required to be applied to the prepayment of the outstanding principal balance of the Novo Nordisk HQ Whole Loan until the outstanding principal balance has been reduced to zero, then to any Excess Interest until the Excess Interest has been reduced to zero and then to any other indebtedness due under the Novo Nordisk HQ Whole Loan until the other indebtedness has been reduced to zero.

A “Trigger Period” will commence upon (i) the ARD, (ii) the occurrence of an event of default under the Novo Nordisk HQ Whole Loan and end upon acceptance of a cure of such event of default by the lender, (iii) a Low DSCR Period (as defined below) and end upon the expiration of such Low DSCR Period, and (iv) the commencement of a Lease Sweep Period and end upon the expiration of such Lease Sweep Period.

A “Low DSCR Period” will commence if the debt service coverage ratio (“DSCR”) is less than 2.00x based on the Novo Nordisk HQ Whole Loan as of the last day of any calendar quarter, however if any Lease Sweep Tenant (as defined below) is subject to a Tenant Adjustment Event (as defined below), then the underwritten net cash flow as of the most recent calendar quarter may be immediately adjusted downward by the lender and to the extent said

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NOVO NORDISK HQ

adjustment results in a debt service coverage ratio that is below 2.00x, a Low DSCR Period will immediately commence, and will end upon the earliest to occur of (x) the Novo Nordisk HQ Property achieving a DSCR of at least 2.00x for two consecutive calendar quarters, (y) the borrower delivers to the lender funds for deposit into the cash collateral account in an amount equal to the amount which, if applied to repay the then outstanding principal balance of the Novo Nordisk HQ Whole Loan, would cause the DSCR to be at least 2.00x, which funds will be held and disbursed in accordance with the Novo Nordisk HQ Whole Loan documents or (iii) the borrower delivers a letter of credit in such amount.

A “Lease Sweep Period” will commence (prior to the ARD), upon any of the following: (a) the earlier to occur of (1) with respect to any Lease Sweep Lease (as defined below), 27 months prior to the earliest stated expiration date of such lease and (2) upon the date required under a Lease Sweep Lease by which the tenant is required to give notice of its exercise of a renewal option (in each case, if such earlier date is prior to the ARD); (b) the date that a Lease Sweep Lease is surrendered, cancelled or terminated or notice is received by the borrower or property manager prior to the stated expiration date of the Lease Sweep Lease of the tenant’s intention to do so; (c) to the extent the tenant under a Lease Sweep Lease is not an investment grade tenant and discontinues its business (i.e., “goes dark”) at its Lease Sweep Lease space or give notice that it intends to discontinue its business (other than in connection with a sublease); provided, that, a tenant under a Lease Sweep Lease will not be deemed to be “dark” if its discontinuation of operations in its applicable space is in connection with any of the following: (x) in order to comply with governmental restrictions which restrict the use or occupancy of the Novo Nordisk HQ Property in connection with the COVID-19 pandemic or any other pandemic or epidemic (a “SIP Order”), and such tenant resumes operations in the entire Lease Sweep Lease space within 90 days after such SIP Order is lifted or (y) such discontinuation occurs in connection with such tenant’s commercially reasonable safety protocols relating to the COVID-19 pandemic; (d) upon a monetary or material nonmonetary default, in each case under a Lease Sweep Lease by the tenant thereunder that continues beyond any applicable notice and cure period; and (e) the occurrence of a Lease Sweep tenant party insolvency proceeding.

A Lease Sweep Period will end upon, (A) in the case of clauses (a), (b) and (c) above, the entirety of the Lease Sweep Lease space is leased pursuant to one or more qualified leases and, in the lender’s judgment, sufficient funds have been accumulated in the lease sweep reserve (during the continuance of the subject Lease Sweep Period) to cover all anticipated approved Lease Sweep Lease space leasing expenses, free rent periods, and/or rent abatement periods and any shortfalls in required payments under the Novo Nordisk HQ Whole Loan or operating expenses as a result of any anticipated down time prior to the commencement of payments under such qualified leases; (B) in the case of clause (a) above, the date on which the subject tenant under the Lease Sweep Lease irrevocably exercises its renewal or extension option with respect to all of its Lease Sweep Lease space, and in the lender’s judgment, sufficient funds have been accumulated in the lease sweep reserve (during the continuance of the subject Lease Sweep Period) to cover all anticipated approved Lease Sweep Lease space leasing expenses, free rent periods and/or rent abatement periods in connection with such renewal or extension; (C) in the case of clause (d) above, the date on which the subject default has been cured, and no other default under such Lease Sweep Lease occurs for a period of six consecutive months following such cure; (D) in the case of clause (e) above, (x) the applicable Lease Sweep tenant party insolvency proceeding has terminated; (E) in the case of clauses (a), (b), (c), (d) and (e) above, the date on which the Lease Sweep Lease funds in the Lease Sweep reserve collected with respect to the Lease Sweep Lease in question (including any lease termination payments with respect to such Lease Sweep Lease deposited into the Lease Sweep Reserve) is equal to the Lease Sweep Deposit Amount (as defined below) applicable to such Lease Sweep Lease space, unless the applicable Lease Sweep Lease space has been leased pursuant to one or more leases which, in the aggregate, (x) require the borrower to incur expenses, including the payment of brokerage commissions, completion of tenant improvements or payment of tenant allowances, and/or (y) provide for free rent periods and/or rent abatement periods with respect to rent amounts, which, in the lender’s determination, exceed the Lease Sweep Deposit Amount applicable to such Lease Sweep Lease space (in which case the Lease Sweep Period in question will continue until the borrower satisfies clause (A) above).

A “Lease Sweep Tenant” means any tenant under a Lease Sweep Lease.

A “Lease Sweep Lease” means the (i) the Novo Nordisk lease or (ii) any replacement lease that, either individually, or when taken together with any other lease with the same tenant or its affiliates, and assuming the exercise of all

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NOVO NORDISK HQ

expansion rights and all preferential rights to lease additional space contained in such lease, covers the majority of the applicable Lease Sweep Lease space.

A “Lease Sweep Deposit Amount” means an amount equal to the total rentable SF of the applicable Lease Sweep Lease multiplied by $75.00.

A “Tenant Adjustment Event” will occur when a tenant is (1) not currently in occupancy and paying full rent, (2) affiliated with the borrower, (3) in default or bankruptcy (unless the lease is affirmed or assumed without modification by final non-appealable order of the bankruptcy court), (4) under a month-to-month lease, (5) under a lease where the term is set to expire in the next two succeeding calendar quarters, or (6) has failed to exercise a renewal option within the time period set forth in its lease or has given notice of intent to vacate prior to the stated expiration date of its lease.

■	Property Management. The Novo Nordisk HQ Property is managed by Ivy Realty Services, LLC, a third-party property manager.

■	Current Mezzanine or Secured Subordinate Indebtedness. In connection with the sale of the Novo Nordisk HQ Property in 2016, the Sole Member of the borrower pledged its 100% equity interest in the borrower to the Property Seller to secure the Sole Member’s obligations under the Earnout Agreement, as described above under “-Escrows.” At origination of the Novo Nordisk HQ Whole Loan, the lender entered into a recognition agreement with the Property Seller pursuant to which the lender agreed, among other things, (i) to allow the Property Seller to foreclose on the pledge and take control of the borrower so long as a preapproved control party will own/control such borrower after foreclosure and so long as the permitted transfer provisions of the Novo Nordisk HQ Whole Loan documents and recognition agreement are satisfied and (ii) to allow the Property Seller to purchase the Novo Nordisk HQ Whole Loan upon notice to the Property Seller that an event of default under the Novo Nordisk HQ Whole Loan is continuing (at a purchase price equal to the full outstanding amount of the debt, including all default interest, fees and expenses).

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the Novo Nordisk HQ Property plus 24 months of rental loss and/or business interruption coverage. For so long as TRIPRA is in effect and continues to cover both foreign and domestic acts, the lender must accept terrorism insurance with coverage against acts which are “certified” within the meaning of TRIPRA. If TRIPRA is no longer in effect, the borrower is not required to pay terrorism insurance premiums in excess of two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the Novo Nordisk HQ Whole Loan documents (without giving effect to the cost of terrorism and earthquake components of such insurance) at the time that terrorism coverage is excluded from the applicable insurance policy. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The kirby collection

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CREFI
Location (City/State)	Houston, Texas	Cut-off Date Balance(3)	$40,661,369
Property Type	Mixed Use	Cut-off Date Balance per SF(2)	$179.03
Size (SF)	534,338	Percentage of Initial Pool Balance	3.7%
Total Occupancy as of 10/26/2021(1)	92.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/26/2021(1)	92.0%	Type of Security	Fee
Year Built / Latest Renovation	2018 / NAP	Mortgage Rate	2.94000%
Appraised Value	$199,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Borrower Sponsors	FPA Core Plus Fund V-A, L.P., FPA Core Plus Fund V, L.P. and FPACP/REIT Holdings V, LLC
Underwritten Revenues	$20,864,412
Underwritten Expenses	$9,383,412	Escrows
Underwritten Net Operating Income (NOI)	$11,481,000	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$11,017,340	Taxes	$330,524	$330,524
Cut-off Date LTV Ratio(2)	48.1%	Insurance	$372,786	$37,279
Maturity Date LTV Ratio(2)	48.1%	Replacement Reserves	$0	Springing
DSCR Based on Underwritten NOI / NCF(2)	4.03x / 3.86x	TI/LC	$0	Springing
Debt Yield Based on Underwritten NOI / NCF(2)	12.0% / 11.5%	Other(4)	$1,727,967	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$95,661,369	50.4%	Purchase Price	$182,500,000	96.1%
Principal’s New Cash Contribution	88,184,651	46.4	Other Uses(6)	3,777,417	2.0
Other Sources(5)	6,128,851	3.2	Upfront Reserves	2,431,278	1.3
Closing Costs	1,266,178	0.7
Total Sources	$189,974,872	100.0%	Total Uses	$189,974,872	100.0%

(1)	The multifamily component was 89.4% occupied as of October 26, 2021 and the office/retail component was 97.2% occupied as of December 7, 2021.
(2)	Calculated based on the aggregate outstanding principal balance of The Kirby Collection Whole Loan (as defined below).
(3)	The Cut-off Date Balance of $40,661,369 represents the non-controlling note A-2, which is part of a larger whole loan evidenced by two pari passu notes having an outstanding principal balance as of the Cut-off Date of $95,661,369 (“The Kirby Collection Whole Loan”).
(4)	Other Upfront reserves consist of unfunded obligations reserves: (i) approximately $1,221,322 for outstanding TI/LCs and (ii) approximately $506,646 for a free & deferred rent reserve.
(5)	Other Sources consist of approximately $3,283,604 for seller real estate tax proration, approximately $2,182,281 for TI/LC credit and approximately $662,967 for capital repair credit.
(6)	Other Uses consist of property taxes of approximately $3.8 million due.
■	COVID-19 Update. As of February 6, 2022, The Kirby Collection property is open and operating. Five tenants received rent abatements or deferrals as a result of the COVID-19 pandemic, however all tenants at The Kirby Collection property are currently paying full unabated rent. As of February 6, 2022, there have been no loan modification or forbearance requests on The Kirby Collection Whole Loan. The Kirby Collection Whole Loan is current as of the February payment date.

The table below summarizes the promissory notes that comprise The Kirby Collection Whole Loan. The relationship between the holders of The Kirby Collection Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$55,000,000	$55,000,000	Benchmark 2022-B32	Yes
A-2	40,661,369	40,661,369	Benchmark 2022-B33	No
Total	$95,661,369	$95,661,369

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The kirby collection

The following table presents certain information relating to the unit mix at The Kirby Collection property:

Multifamily Unit Mix(1)

Unit Type	# of Units	% of Units	Occupancy	Average Unit Size (SF)	Average rent Per Unit	Average Market Rent per Month
1 Bedroom / 1 Bath	94	47.2%	95.7%	1,101	$3,267	$3,310
1 Bedroom / 1.5 Bath	7	3.5	71.4%	1,704	$4,361	$4,393
2 Bedroom / 2 Bath(2)	93	46.7	84.8%	1,754	$5,625	$5,601
2 Bedroom / 2.5 Bath	2	1.0	50.0%	1,908	$7,760	$7,893
3 Bedroom / 3.5 Bath	3	1.5	100.0%	2,830	$11,212	$11,583
Total / Wtd. Avg.	199	100.0%	89.4%	1,461	$4,497	$4,585

(1)	Based on the underwritten rent roll dated October 26, 2021.
(2)	Includes one model unit which is excluded from available inventory.

The following table presents certain information relating to the major tenants at The Kirby Collection property:

Largest Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	UW Base Rent $ per SF(3)	% of Total UW Base Rent(3)	Lease Expiration
PROS, Inc.(4)	NR / NR / NR	117,555	48.3%	$3,467,873	$29.50	44.8%	7/31/2033
Pinstripes Texas, Inc.	NR / NR / NR	33,830	13.9	1,250,000	36.95	16.1	10/31/2036
Hancock Whitney Bank(5)	NR / Baa3 / BBB	29,465	12.1	913,415	31.00	11.8	8/31/2033
1Life Healthcare, Inc.	NR / NR / NR	5,715	2.3	320,040	56.00	4.1	12/31/2031
Novum Energy Trading, Inc.	NR / NR / NR	8,959	3.7	291,168	32.50	3.8	2/28/2025
TXAT LLC(6)	NR / NR / NR	8,627	3.5	258,810	30.00	3.3	12/31/2029
Se7en	NR / NR / NR	5,141	2.1	195,358	38.00	2.5	10/31/2036
S1K HTX-1, LP	NR / NR / NR	2,998	1.2	179,880	60.00	2.3	8/31/2036
Innovative Strategies	NR / NR / NR	5,984	2.5	179,520	30.00	2.3	2/28/2026
LUKOIL Pan Americas, LLC	BBB- / Baa2 / BBB	5,862	2.4	178,791	30.50	2.3	3/31/2026
Total Major Office and Retail / Wtd. Avg		224,136	92.0%	$7,234,854	$32.28	93.4%
Other Occupied Office		6,233	2.6	136,201	21.85	1.8
Other Occupied Retail		6,449	2.6	373,182	57.87	4.8
Total Occupied Office and Retail / Wtd. Avg		236,818	97.2%	$7,744,237	$32.70	100.0%
Vacant		6,748	2.8
Total		243,566	100.0%

(1)	Based on the underwritten rent roll as of December 7, 2021.
(2)	Certain ratings provided are those of the parent entity whether or not the parent entity guarantees the lease.
(3)	UW Base Rent, UW Base Rent $ per SF, and % of Total UW Base Rent include contractual rent steps through December 2022 and the average rent over the lease term for investment grade tenants.
(4)	PROS, Inc. has the option to terminate its lease with respect to up to 20% of the net rentable area of its leased premises effective January 31, 2028, upon nine months’ notice and payment of a termination fee.
(5)	Hancock Whitney Bank has the option to terminate its lease on August 31, 2028 upon 12 months’ notice and payment of a termination fee.
(6)	TXAT LLC has the option to terminate its lease on December 31, 2025 upon 12 months’ notice and payment of a termination fee.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The kirby collection

The following table presents certain information relating to the lease rollover schedule at The Kirby Collection property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)		% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM(3)	2,306	0.9%	0.9%	$0		0.0%	$0.00	0
2022	0	0.0	0.9%	0		0.0	0.00	0
2023	0	0.0	0.9%	13,482	(4)	0.2	0.00	2
2024	0	0.0	0.9%	0		0.0	0.00	0
2025	8,959	3.7	4.6%	291,168		3.8	32.50	1
2026	11,846	4.9	9.5%	358,311		4.6	30.25	2
2027	0	0.0	9.5%	0		0.0	0.00	0
2028	0	0.0	9.5%	0		0.0	0.00	0
2029	12,554	5.2	14.6%	381,529		4.9	30.39	2
2030	0	0.0	14.6%	0		0.0	0.00	0
2031	5,715	2.3	17.0%	320,040		4.1	56.00	1
2032 & Thereafter	195,438	80.2	97.2%	6,379,708		82.4	32.64	8
Vacant	6,748	2.8	100.0%	0		0.0	0.00	0
Total / Wtd. Avg.	243,566	100.0%		$7,744,237		100.0%	$32.70	16

(1)	Based on the underwritten rent rolls dated December 7, 2021.
(2)	UW Base Rent, % of Total UW Base Rent, and UW Base Rent $ per SF include contractual rent steps through December 2022 and the average rent over the lease term for investment grade tenants.
(3)	MTM represents fitness center space of 2,306 SF.
(4)	Accounts for CenturyLink Comm and Logix Comm, LP base rent for their antenna leases.

The following table presents certain information relating to historical occupancy at The Kirby Collection property:

Historical Leased %(1)

2018	2019	2020	Current(2)
NAP	NAP	NAP	92.0%

(1)	Historical occupancies are not available as The Kirby Collection property was acquired in connection with the origination of The Kirby Collection Whole Loan.
(2)	The multifamily component was 89.4% occupied as of October 26, 2021 and the office/retail component was 97.2% occupied as of December 7, 2021.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The kirby collection

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at The Kirby Collection property:

Cash Flow Analysis(1)

	TTM 9/30/2021	Underwritten	Underwritten $ per SF
Apartment Income
In-Place Base Rent	$10,704,291	$9,551,064	$17.87
Potential Income from Vacant Units	0	1,300,046	2.43
Gross Potential Income - Apts.	$10,704,291	$10,851,110	$20.31
(Vacancy/Credit Loss/Concessions)	(2,481,462)	(2,053,240)	(3.84)
EGI Before Other Income	$8,222,829	$8,797,870	$16.46
Other Income - Apartments	474,349	551,363	1.03
Effective Gross Income - Apts.	$8,697,178	$9,349,233	$17.50
Commercial Income
Commercial Rental Income	$8,837,013	$12,059,759	$22.57
Potential Income from Vacant Space	0	480,042	0.90
Other Commercial Income	229,358	229,358	0.43
Gross Potential Income - Commercial	$9,066,371	$12,769,159	$23.90
(Vacancy/Credit Loss)	0	(1,253,980)	(2.35)
Effective Gross Income - Commercial	$9,066,371	$11,515,179	$21.55
Total Effective Gross Income	$17,763,549	$20,864,412	$39.05
Real Estate Taxes	3,261,315	4,148,805	7.76
Insurance	376,442	426,042	0.80
Management Fee	532,906	625,932	1.17
Other Operating Expenses	4,182,633	4,182,633	7.83
Total Operating Expenses	$8,353,296	$9,383,412	$17.56
Net Operating Income(2)	$9,410,252	$11,481,000	$21.49
Capital Expenditures	0	98,463	0.18
TI/LC	0	365,197	0.68
Net Cash Flow	$9,410,252	$11,017,340	$20.62

(1)	Based on the underwritten rent rolls dated October 26, 2021 and December 7, 2021.
(2)	The increase in Underwritten Net Operating Income from TTM 9/30/2021 Net Operating Income is primarily driven by recent leasing activity and potential income from vacant space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

citrus tower

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Riverside, California	Cut-off Date Balance	$36,000,000
Property Type	Office	Cut-off Date Balance per SF	$262.54
Size (SF)	137,122	Percentage of Initial Pool Balance	3.3%
Total Occupancy as of 10/1/2021	86.7%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/1/2021	86.7%	Type of Security	Fee
Year Built / Latest Renovation	2012 / NAP	Mortgage Rate	3.06200%
Appraised Value	$60,400,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Borrower Sponsor	Pamela E. Rubin, as Trustee of The Mark and Pamela Rubin Family Trust dated June 17, 1997, as Amended and Complete Restatement Dated July 15, 2020
Underwritten Revenues	$5,451,327
Underwritten Expenses	$1,581,139	Escrows
Underwritten Net Operating Income (NOI)	$3,870,188	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,732,718	Taxes	$136,619	$68,310
Cut-off Date LTV Ratio	59.6%	Insurance(1)	$0	Springing
Maturity Date LTV Ratio	59.6%	Replacement Reserves(2)	$0	Springing
DSCR Based on Underwritten NOI / NCF	3.46x / 3.34x	TI/LC(3)	$600,000	Springing
Debt Yield Based on Underwritten NOI / NCF	10.8% / 10.4%	Other(4)	$783,786	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$36,000,000	92.7%	Loan Payoff	$37,202,028	95.8%
Principal’s New Cash Contribution	2,852,747	7.3	Reserves	1,520,405	3.9
Closing Costs	130,314	0.3
Total Sources	$38,852,747	100.0%	Total Uses	$38,852,747	100.0%

(1)	Monthly Insurance reserves will not be required as long as the borrower (i) maintains a blanket insurance policy and provides the lender with evidence of the payment of premiums in respect thereof at least 10 days prior to the date on which such payment would become delinquent and (ii) no event of default is continuing.
(2)	Monthly Replacement Reserves of approximately $2,285 will be required during a Citrus Tower Trigger Period or an event of default. A “Citrus Tower Trigger Period” means any period that commences when (i) the debt service coverage ratio as determined as of the first day of any fiscal quarter, is less than 1.20x and concludes when the debt service coverage ratio as determined as of the first day of each two consecutive fiscal quarters thereafter is equal to or greater than 1.20x and (ii) if the financial reports required under the Citrus Tower loan documents are not delivered to the lender as and when required, unless and until such reports are delivered and they indicate that, in fact, no Citrus Tower Trigger Period in ongoing. Replacement Reserves are capped at approximately $82,273.
(3)	Monthly TI/LC reserves of approximately $11,427 will be required if funds in the TI/LC reserve are less than the TI/LC Threshold Amount (as defined below). TI/LC reserves are capped at (a) to the extent the debt service coverage ratio is equal to or greater than 1.50x as the beginning of any fiscal quarter, $411,366, excluding an amounts attributable to termination proceeds deposited in the TI/LC reserve or (ii) to the extent the debt service coverage ratio is less than 1.50x as of the beginning of any fiscal quarter, $600,000, excluding any amounts attributable to termination proceeds deposited in the TI/LC account (the “TI/LC Threshold Amount”).
(4)	Other Upfront reserves consist of (i) approximately $87,181 for Jackson Lewis free rent reserves, (ii) approximately $52,309 for Jackson Lewis gap rent reserves, (iii) $348,725 for Jackson Lewis TI reserves and (iv) approximately $295,571 for a Best, Best & Krieger free rent reserve.
■	COVID-19 Update. As of February 7, 2022, the Citrus Tower property was open and operating. Rent collections for the Citrus Tower property were 100.0% and 100.0% for December 2021 and January 2022, respectively. There has been no rent relief requested. The Citrus Tower loan is current as of its February payment date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

citrus tower

The following table presents certain information relating to the ten largest tenants (of which, certain tenants may have co-tenancy provisions) at the Citrus Tower property:

Ten Largest Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Hub International	NR / NR / NR	24,890	18.2%	$893,053	18.8%	$35.88	9/30/2025	1, 5-year option
Best, Best & Krieger(4)	NR / NR / NR	23,458	17.1	886,712	18.7	$37.80	8/31/2029	1, 5-year option
UCR	NR / NR / NR	11,477	8.4	536,457	11.3	$46.74	4/26/2027	2, 3-year options
Konica Minolta(5)	NR / NR / NR	9,558	7.0	395,463	8.3	$41.38	10/31/2029	1, 5-year option
Western Riverside Council of Governments(6)	NR / NR / NR	8,776	6.4	378,070	8.0	$43.08	12/31/2028	1, 5-year option
JAMS, Inc.(7)	NR / NR / NR	9,356	6.8	369,375	7.8	$39.48	12/21/2030	1, 5-year option
ClearChoice(8)	NR / NR / NR	8,312	6.1	351,876	7.4	$42.33	5/1/2029	1, 5-year option
CalSTRS(9)	NR / NR / NR	7,930	5.8	351,140	7.4	$44.28	6/30/2025	2, 5-year options
UBS Financial Services(10)	NR / NR / NR	5,046	3.7	211,271	4.5	$41.87	7/31/2028	2, 5-year options
Jackson Lewis	NR / NR / NR	5,365	3.9	209,235	4.4	$39.00	8/31/2029	NAP
Ten Largest Tenants		114,168	83.3%	$4,582,653	96.5%	$40.14
Remaining Tenants(11)		4,784	3.5	164,945	3.5	$34.48
Vacant Spaces		18,170	13.3	0	0.0	$0.00
Totals / Wtd. Avg. Tenants		137,122	100.0%	$4,747,598	100.0%	$39.91

(1)	Based on the underwritten rent roll dated October 1, 2021. Certain tenants may have co-tenancy provisions.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	UW Base Rent and UW Base Rent $ per SF include contractual rent steps underwritten through February 28, 2023.
(4)	Best, Best & Krieger has a one-time right to terminate its lease on May 1, 2027 with 12 months’ notice and payment of a termination fee equal to the unamortized tenant improvements, leasing commissions and two months of base rent.
(5)	Konica Minolta has a one-time right to terminate its lease on August 31, 2026 with nine months’ notice and payment of a termination fee equal to the unamortized tenant improvements, leasing commissions and four months of base rent.
(6)	Western Riverside Council of Governments subleases 1,602 SF of space to David Taussig & Associates at $47.80 PSF through May 31, 2024.
(7)	JAMS, Inc has a one-time right to terminate its lease on November 30, 2027 with nine months’ notice and payment of a termination fee equal to the unamortized tenant improvements, leasing commissions and four months of base rent.
(8)	ClearChoice has a one-time right to terminate its lease on July 31, 2026 with nine months’ notice and payment of a termination fee equal to the unamortized tenant improvements, leasing commissions and five months of base rent.
(9)	CalSTRS has a one-time right to terminate all or a portion of the space any time after July 1, 2022 with nine months’ notice and payment of a termination fee equal to the unamortized tenant improvements, leasing commissions and three months of the then current base rent.
(10)	UBS Financial Services has a one-time right to terminate its lease on April 30, 2025 with 12 months’ notice and payment of a termination fee equal to the unamortized tenant improvements, leasing commissions and four months of base rent.
(11)	Includes Property Management Office for which no base rent was underwritten.

The following table presents certain information relating to the lease rollover schedule at the Citrus Tower property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM(3)	905	0.7%	0.7%	$0	0.0%	$0.00	1
2022	0	0.0	0.7%	0	0.0	$0.00	0
2023	0	0.0	0.7%	0	0.0	$0.00	0
2024	1,179	0.9	1.5%	48,811	1.0	$41.40	1
2025	32,820	23.9	25.5%	1,244,194	26.2	$37.91	2
2026	2,700	2.0	27.4%	116,135	2.4	$43.01	1
2027	11,477	8.4	35.8%	536,457	11.3	$46.74	1
2028	13,822	10.1	45.9%	589,341	12.4	$42.64	2
2029	46,693	34.1	79.9%	1,843,287	38.8	$39.48	4
2030	9,356	6.8	86.7%	369,375	7.8	$39.48	1
2031	0	0.0	86.7%	0	0.0	$0.00	0
2032 & Thereafter	0	0.0	86.7%	0	0.0	$0.00	0
Vacant	18,170	13.3	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	137,122	100.0%		$4,747,598	100.0%	$39.91	13

(1)	Calculated based on the approximate square footage occupied by each Owned tenant.
(2)	UW Base Rent and UW Base Rent $ per SF include contractual rent steps through February 28, 2023, totaling $164,405 and excluding vacant units.
(3)	MTM includes the property management office to which no rent is attributed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

citrus tower

The following table presents certain information relating to historical leasing at the Citrus Tower property:

Historical Leased %(1)

2018	2019	2020	As of 10/1/2021
100.0%	100.0%	100.0%	86.7%(2)

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year unless otherwise indicated.
(2)	Based on the underwritten rent roll dated October 1, 2021.
■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Citrus Tower property:

Cash Flow Analysis(1)

	2018	2019	2020	TTM 10/31/2021	Underwritten	Underwritten $ per SF
Base Rent(2)	$3,534,822	$4,039,779	$4,700,806	$5,204,665	$4,747,598	$34.62
Rent Steps(3)	0	0	0	0	164,405	1.20
Vacant Income	0	0	0	0	726,800	5.30
Reimbursements	11,305	(3,408)	63,008	89,400	0	0.00
Vacancy & Credit Loss	0	0	0	0	(726,800)	(5.30)
Other Income(4)	440,038	517,538	483,717	539,323	539,323	3.93
Effective Gross Income	$3,986,165	$4,553,909	$5,247,531	$5,833,388	$5,451,327	$39.76

Real Estate Taxes	$511,751	$521,095	$535,526	$539,037	$546,477	$3.99
Insurance	40,915	40,500	48,124	37,685	53,515	0.39
Utilities	170,776	207,294	194,421	205,271	205,271	1.50
Management Fee	184,292	227,837	252,942	261,258	163,540	1.19
Other Operating Expenses	543,670	652,062	664,890	612,336	612,336	4.47
Total Operating Expenses	$1,451,404	$1,648,788	$1,695,903	$1,655,588	$1,581,139	$11.53

Net Operating Income	$2,534,761	$2,905,121	$3,551,628	$4,177,800	$3,870,188	$28.22
Replacement Reserves	0	0	0	0	27,424	0.20
TI/LC	0	0	0	0	110,045	0.80
Net Cash Flow	$2,534,761	$2,905,121	$3,551,628	$4,177,800	$3,732,718	$27.22

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Base Rent is based on the in-place rent roll as of October 1, 2021.
(3)	Rent Steps are based on the present value of rent steps for investment grade tenants through February 28, 2023.
(4)	Other Income is comprised primarily of contractual parking revenue.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

the monroe center

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CREFI
Location (City/State)	Hoboken, New Jersey	Cut-off Date Balance	$34,000,000
Property Type	Office	Cut-off Date Balance per SF	$206.96
Size (SF)	164,285	Percentage of Initial Pool Balance	3.1%
Total Occupancy as of 1/1/2022	95.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 1/1/2022	95.9%	Type of Security	Fee
Year Built / Latest Renovation	1900, 1920 / 2011-2016	Mortgage Rate	3.88000%
Appraised Value	$61,300,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Borrower Sponsor	Mayer Weiss
Underwritten Revenues	$4,808,224
Underwritten Expenses	$1,243,159	Escrows
Underwritten Net Operating Income (NOI)	$3,565,065	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,287,003	Taxes	$37,887	$18,943
Cut-off Date LTV Ratio	55.5%	Insurance	$48,393	$12,098
Maturity Date LTV Ratio	50.2%	Replacement Reserve	$0	$5,202
DSCR Based on Underwritten NOI / NCF	1.86x / 1.71x	TI/LC(1)	$0	$20,536
Debt Yield Based on Underwritten NOI / NCF	10.5% / 9.7%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan	$34,000,000	100.0%	Purchase Price	$27,567,740	81.1%
Principal Equity Distribution	5,645,174	16.6
Closing Costs	700,805	2.1
Reserves	86,280	0.3
Total Sources	$34,000,000	100.0%	Total Uses	$34,000,000	100.0%

(1)	The amount required to be deposited into the TI/LC reserve is capped at $1,232,140.
■	COVID-19 Update. As of February 1, 2022, The Monroe Center property is open and operational. As of February 1, 2022, The Monroe Center loan is not subject to any modification or forbearance requests. The first payment date of The Monroe Center loan is March 6, 2022.

The following table presents certain information relating to the tenants at The Monroe Center property:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (MIS/Fitch/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Tessa	NR/NR/NR	15,117	9.2%	$563,941	11.4%	$37.31	6/30/2027	2, 5-year options
Step by Step	NR/NR/NR	9,989	6.1	337,464	6.8	$33.78	5/31/2024	1, 5-year option
Chabad	NR/NR/NR	7,739	4.7	303,162	6.1	$39.17	8/31/2026	3, 5-year options
Spine and Sports	NR/NR/NR	6,450	3.9	202,947	4.1	$31.46	Various(4)	1, 5-year option
Puppet Heap LLC	NR/NR/NR	6,163	3.8	200,268	4.0	$32.50	MTM	1, 3-year option
Local Barre	NR/NR/NR	5,658	3.4	177,362	3.6	$31.35	11/30/2026	None
Propeller	NR/NR/NR	5,511	3.4	151,965	3.1	$27.58	4/30/2024	1, 3-year option
Happy Box	NR/NR/NR	4,675	2.8	137,196	2.8	$29.35	3/30/2022	1, 1-year option
School of Rock	NR/NR/NR	2,475	1.5	98,350	2.0	$39.74	10/31/2023	2, 5-year options
My Gym (Tal Enterprises)	NR/NR/NR	2,900	1.8	90,693	1.8	$31.27	1/31/2027	1, 5-year option
Ten Largest Owned Tenants		66,677	40.6%	$2,263,347	45.8%	$33.95
Remaining Tenants		90,848	55.3	2,683,673	54.2	$29.54
Vacant		6,761	4.1	0	0	$0.00
Total / Wtd. Avg.		164,285	100.0%	$4,947,020	100.0%	$31.40

(1)	Based on the underwritten rent roll dated January 1, 2022.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include contractual rent steps of $141,020 underwritten for various tenants through January 2023.
(4)	Spine and Sports leases 2,501 SF expiring on February 28, 2022 and 3,949 SF expiring on February 28, 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

the monroe center

The following table presents certain information relating to the lease rollover schedule at The Monroe Center property based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	39,855	24.3%	24.3%	$965,228	19.5%	$24.22	39
2022	39,098	23.8	48.1%	1,251,438	25.3	$32.01	36
2023	11,204	6.8	54.9%	359,529	7.3	$32.09	11
2024	27,035	16.5	71.3%	906,107	18.3	$33.52	9
2025	1,937	1.2	72.5%	76,355	1.5	$39.41	2
2026	18,036	11.0	83.5%	629,898	12.7	$34.92	4
2027	18,017	11.0	94.5%	654,634	13.2	$36.33	2
2028	0	0.0	94.5%	0	0.0	$0.00	0
2029	0	0.0	94.5%	0	0.0	$0.00	0
2030	0	0.0	94.5%	0	0.0	$0.00	0
2031	767	0.5	94.9%	36,633	0.7	$47.76	1
2032 & Thereafter	1,575	1.0	95.9%	67,197	1.4	$42.66	1
Vacant	6,761	4.1	100.0%	0	0.0	$0.00	0
Total	164,285	100.0%		$4,947,020	100.0%	$31.40	105

(1)	Based on the underwritten rent roll dated January 1, 2022.
(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.
(3)	UW Base Rent, % of Total UW Base Rent, and UW Base Rent $ per SF include contractual rent steps of $141,020 underwritten for various tenants through January 2023.

The following table presents certain information relating to historical occupancy at The Monroe Center property:

Historical Leased %(1)

2018	2019	2020	As of 1/1/2022(2)
96.0%	94.0%	86.0%	95.9%

(1)	Represents the average annual occupancy as of December 31 for each respective year unless otherwise indicated.
(2)	Based on the underwritten rent roll dated January 1, 2022.
■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at The Monroe Center property:

Cash Flow Analysis(1)

	2018	2019	2020	TTM 10/31/2021(2)	Underwritten(2)	Underwritten $ per SF
Base Rent	$4,072,049	$4,362,762	$3,496,409	$4,013,776	$4,806,000	$29.25
Contractual Rent Steps(3)	0	0	0	0	141,020	0.86
Potential Income from Vacant Space	0	0	0	0	223,113	1.36
Vacancy & Credit Loss	0	0	0	0	(361,909)	(2.20)
Effective Gross Income	$4,072,049	$4,362,762	$3,496,409	$4,013,776	$4,808,224	$29.27
Real Estate Taxes	211,735	220,159	218,735	217,242	223,759	1.36
Insurance	60,105	74,418	83,826	13,894	138,267	0.84
Management Fee	122,161	130,883	104,892	120,413	144,247	0.88
Other Operating Expenses	761,494	723,810	683,442	736,886	736,886	4.49
Total Operating Expenses	$1,155,495	$1,149,270	$1,090,895	$1,088,435	$1,243,159	$7.57
Net Operating Income	$2,916,554	$3,213,492	$2,405,514	$2,925,341	$3,565,065	$21.70
TI/LC	0	0	0	0	215,770	1.31
Capital Expenditures	0	0	0	0	62,292	0.38
Net Cash Flow	$2,916,554	$3,213,492	$2,405,514	$2,925,341	$3,287,003	$20.01

(1)	Based on the underwritten rent roll dated January 1, 2022.
(2)	The increase in Net Operating Income from TTM 10/31/2021 to Underwritten is primarily driven by recent leasing activity.
(3)	Contractual Rent Steps of $141,020 for various tenants through January 2023.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

JW MARRIOTT DESERT SPRINGS

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	GSMC
Location (City/State)	Palm Desert, California		Cut-off Date Principal Balance(1)	$33,000,000
Property Type	Hospitality		Cut-off Date Principal Balance per Room(2)	$144,796.38
Size (Rooms)	884		Percentage of Initial Pool Balance	3.0%
Total TTM Occupancy as of 12/31/2021	36.8%		Number of Related Mortgage Loans	2
Owned TTM Occupancy as of 12/31/2021	36.8%		Type of Security	Fee / Leasehold
Year Built / Latest Renovation	1987 / 2019		Mortgage Rate	4.9950%
Appraised Value	$306,000,000		Original Term to Maturity (Months)	60
			Original Amortization Term (Months)	NAP
			Original Interest Only Period (Months)	60
			Borrower Sponsor	Tiffany Lam
Underwritten Revenues	$126,226,398
Underwritten Expenses	$100,165,283		Escrows
Underwritten Net Operating Income (NOI)	$26,061,115			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$20,380,927		Taxes	$0	Springing
Cut-off Date LTV Ratio(2)	41.8%		Insurance	$0	Springing
Maturity Date LTV Ratio(2)	41.8%		Replacement Reserves	$0	Springing
DSCR Based on Underwritten NOI / NCF(2)	4.02x / 3.14x		Debt Service Reserve(3)	$6,482,400	$0
Debt Yield Based on Underwritten NOI / NCF(2)	20.4% / 15.9%		Other(4)	$0	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$128,000,000	98.2%	Loan Payoff	$123,214,718	94.5%
Principal’s New Cash Contribution	2,366,918	1.8	Reserves	6,482,400	5.0
			Closing Costs	669,800	0.5

Total Sources	$130,366,918	100.0%	Total Uses	$130,366,918	100.0%

(1)	The Cut-off Date Balance of $33,000,000 is part of a whole loan evidenced by three pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $128.0 million (the “JW Marriott Desert Springs Whole Loan”).

(2)	Calculated based on the aggregate outstanding principal balance of the JW Marriott Desert Springs Whole Loan.

(3)	On the origination date, the borrower funded $6,482,400 into a debt service reserve. Provided no event of default is continuing, the debt service reserve will be reduced each month by 1/12th of the initial deposit. There is no ongoing debt service reserve in place.

(4)	Other Springing reserve represents a ground rent reserve.

■	COVID-19 Update. As of February 7, 2022, the JW Marriott Desert Springs property is open and operating. As of February 7, 2022, no loan modification or forbearance requests have been made on the JW Marriott Desert Springs Whole Loan. The JW Marriott Desert Springs Whole Loan is current as of its February payment date.

The table below summarizes the promissory notes that comprise the JW Marriott Desert Springs Whole Loan. The relationship between the holders of the JW Marriott Desert Springs Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$75,000,000	$75,000,000	Benchmark 2022-B32	Yes
A-2	33,000,000	33,000,000	Benchmark 2022-B33	No
A-3	20,000,000	20,000,000	GSBI(1)	No
Total	$128,000,000	$128,000,000

(1)       Expected to be contributed to one or more future securitization transactions.

The following table presents certain information relating to the 2019 demand analysis with respect to the JW Marriott Desert Springs Property based on market segmentation, as provided in the appraisal for the JW Marriott Desert Springs Property:

2019 Accommodated Room Night Demand(1)

Property	Group	Transient
JW Marriott Desert Springs	60.0%	40.0%

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

JW MARRIOTT DESERT SPRINGS

The following table presents certain information relating to the penetration rates relating to the JW Marriott Desert Springs Property and various market segments, as provided in a November 2021 third party market research report for the JW Marriott Desert Springs Property:

Penetration Rates(1)

	Occupancy	ADR	RevPAR
TTM November 2021	94.6%	91.0%	86.1%

(1)	Source: Third party market research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the JW Marriott Desert Springs Property:

Historical Occupancy, ADR, RevPAR(1)

	2018	2019	2020	2021
Occupancy	62.1%	58.8%	19.6%	36.8%
ADR	$224.70	$225.66	$250.16	$273.74
RevPAR	$139.45	$132.61	$48.91	$100.71

(1)	As provided by the borrower and represents averages for the year ended December 31, unless otherwise specified.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the JW Marriott Desert Springs property:

Cash Flow Analysis(1)

	2018	2019	2020	2021	Underwritten	Underwritten $ per Room
Rooms Revenue	$44,994,854	$42,788,499	$15,823,875	$32,494,411	$54,850,861	$62,048
Food & Beverage Revenue	45,288,668	47,332,662	16,114,894	26,542,884	51,144,651	57,856
Other Departmental Revenue(2)	17,849,499	18,723,007	9,845,701	15,823,366	20,230,886	22,886
Total Revenue	$108,133,021	$108,844,168	$41,784,470	$74,860,661	$126,226,398	$142,790

Rooms Expense	$10,930,362	$10,711,086	4,412,952	$7,338,460	$13,730,612	$15,532
Food & Beverage Expense	32,169,377	34,979,244	13,353,085	22,352,525	37,795,897	42,756
Other Departmental Expense	10,442,863	11,254,666	5,518,316	8,431,242	12,161,073	13,757
Total Departmental Expense	$53,542,602	$56,944,996	$23,284,353	$38,122,227	$63,687,583	$72,045
Total Undistributed Expense	24,870,698	24,855,781	14,172,946	18,782,053	29,099,881	32,918
Total Fixed Expense	6,545,459	6,239,041	4,381,861	5,335,465	7,377,819	8,346
Total Operating Expenses	$84,958,759	$88,039,818	$41,839,160	$62,239,745	$100,165,283	$113,309
Net Operating Income(3)	$23,174,262	$20,804,350	($54,690)	$12,620,916	$26,061,115	$29,481
FF&E	5,944,998	5,912,565	2,250,428	4,065,264	5,680,188	6,426
Net Cash Flow	$17,229,264	$14,891,785	($2,305,118)	$8,555,652	$20,380,927	$23,055

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Departmental Revenue includes valet and daily parking, movie rentals, cancellation/attrition and other miscellaneous revenue.

(3)	The increase in Underwritten Net Operating Income from 2021 Net Operating Income is primarily attributable to underwriting to average occupancy levels prior to the 2019 renovation and COVID-19 pandemic at the post-renovation ADR observed between June 2021 and November 2021. The JW Marriott Desert Springs property’s 2021 performance reflects recovery from the COVID-19 pandemic as stay-at-home orders were lifted and travel began to rebound. We cannot assure you that the JW Marriott Desert Springs property will revert to pre-COVID-19 performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

200 HAVEN AVENUE

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	CREFI
Location (City/State)	New York, New York		Cut-off Date Balance	$27,500,000
Property Type	Multifamily		Cut-off Date Balance per unit	$289,473.68
Size (Units)	95		Percentage of Initial Pool Balance	2.5%
Total Occupancy as of 1/31/2022	97.9%		Number of Related Mortgage Loans	None
Owned Occupancy as of 1/31/2022	97.9%		Type of Security	Fee
Year Built / Latest Renovation	1941 / 1987		Mortgage Rate	3.95000%
Appraised Value	$41,500,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	NAP
			Original Interest Only Period (Months)	120
			Borrower Sponsor	Sugar Hill Capital Partners, LLC
Underwritten Revenues	$3,178,086
Underwritten Expenses	$1,215,385		Escrows
Underwritten Net Operating Income (NOI)	$1,962,701			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,938,951		Taxes	$52,277	$52,277
Cut-off Date LTV Ratio	66.3%		Insurance	$0	Springing
Maturity Date LTV Ratio	66.3%		Replacement Reserves	$114,000	$1,979
DSCR Based on Underwritten NOI / NCF	1.78x / 1.76x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	7.1% / 7.1%		Other(1)	$351,235	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$27,500,000	100.0%	Loan Payoff	$24,931,076	90.7%
			Principal Equity Distribution	1,547,165	5.6
			Reserves	517,512	1.9
			Closing Costs	504,247	1.8
Total Sources	$27,500,000	100.0%	Total Uses	$27,500,000	100.0%

(1)	Other Upfront reserves consist of (i) deferred maintenance reserve ($329,625), (ii) housing, preservation, and development repairs reserve ($18,250) and (iii) gap rent reserve ($3,360).

COVID-19 Update. As of February 1, 2022, the tenants at the 200 Haven Avenue property are current on rent. As of February 1, 2022, the 200 Haven Avenue loan is not subject to any modification or forbearance requests. The first payment date of the 200 Haven Avenue loan is March 6, 2022.

The following table presents certain information relating to the unit mix at the 200 Haven Avenue property:

Multifamily Unit Mix(1)

Unit Type	# of Units	% of Units	Occupied Units	Occupancy	Average SF per Unit	Average In-Place Rent per Unit
1 Bedroom	46	48.4%	46	100.0%	690	$1,978
2 Bedroom	41	43.2	39	95.1%	920	2,748
3 Bedroom	8	8.4	8	100.0%	1,150	3,268
Total / Wtd. Avg.	95	100.0%	93	97.9%	828	$2,412

(1)	Based on the underwritten rent roll dated January 31, 2022.

The following table presents certain information relating to historical occupancy at the 200 Haven Avenue property:

Historical Leased %(1)

2018	2019	2020	As of 1/31/2022(2)
NAP	94.4%	98.2%	97.9%

(1)	Represents the average annual occupancy as of December 31 for each respective year unless otherwise indicated.

(2)	Based on the underwritten rent roll dated January 31, 2022.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

200 HAVEN AVENUE

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Operating History and Underwritten Net Cash Flow at the 200 Haven Avenue property:

Cash Flow Analysis(1)

	2019	2020	TTM 12/31/2021	Underwritten	Underwritten $ per Unit
Base Rent	$2,380,950	$2,473,681	$2,590,086	$2,691,591	$28,333
Contractual Rent Steps	0	0	0	0	0
Potential Income from Vacant Space	0	0	0	72,000	758
Reimbursements	0	0	0	0	0
Other Income(2)	385,388	424,747	417,671	497,403	5,236
Vacancy & Credit Loss	0	0	(94,776)	(82,908)	(873)
Effective Gross Income	$2,766,338	$2,898,428	$2,912,981	$3,178,086	$33,454

Real Estate Taxes	$565,390	$603,486	$583,391	$595,887	$6,272
Insurance	88,493	54,920	58,065	69,251	729
Management Fee	82,990	86,953	87,389	95,343	1,004
Other Operating Expenses	448,584	370,898	474,522	454,904	4,788
Total Operating Expenses	1,185,457	1,116,257	1,203,368	1,215,385	$12,794

Net Operating Income(3)	$1,580,881	$1,782,171	$1,709,613	$1,962,701	$20,660
Replacement Reserves	0	0	0	23,750	250
TI/LC	0	0	0	0	0
Capital Expenditures	0	0	0	0	0
Net Cash Flow	$1,580,881	$1,782,171	$1,709,613	$1,938,951	$20,410

(1)	Based on the underwritten rent roll dated January 31, 2022.

(2)	Underwritten Other Income includes laundry room third-party contracted operations of $30,000 annually, parking lease annual rent of $288,000, and annual antenna income of $204,003.

(3)	The increase from TTM 12/31/2021 Net Operating Income to Underwritten Net Operating Income at the 200 Haven Avenue property is primarily driven by potential income from vacant space and increased commercial income.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Preliminary Prospectus and the Registration Statement, including the description of risk factors contained in the Preliminary Prospectus and the Registration Statement, prior to making a decision to invest in the certificates offered by this Term Sheet. The Preliminary Prospectus and the Registration Statement will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Preliminary Prospectus and the Registration Statement, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet have the respective meanings assigned to such terms in the Preliminary Prospectus or, if not defined therein, in the Registration Statement.

■	Current Coronavirus Pandemic Has Adversely Affected the Global Economy and Will Likely Adversely Affect the Performance of the Mortgage Loans

—	There has been a global outbreak of a novel coronavirus (SARS-CoV-2) and a related respiratory disease (“COVID-19”), that has spread throughout the world, including the United States, causing a global pandemic. The COVID-19 pandemic and the responses to the pandemic have led to, and will likely continue to cause, severe disruptions in the global supply chain, financial and other markets, significant increases in unemployment, significant reductions in consumer demand and downturns in the economies of many nations, including the United States, and the global economy in general. The long-term effects of the social, economic and financial disruptions caused by the COVID-19 pandemic are unknown. With respect to the mortgage pool, it is unclear how many borrowers have been adversely affected by the COVID-19 pandemic. We cannot assure you that vaccines, containment or other measures will be successful in limiting the spread of the virus, particularly in light of the reduction of stay at home orders and social distancing guidelines or that future regional or broader outbreaks of COVID-19 or other diseases will not result in resumed or additional countermeasures from governments. It is expected that many borrowers will be (or continue to be) adversely affected by the cumulative effects of COVID-19 and the measures implemented by governments to combat the pandemic. As a result, borrowers may not and/or may be unable to meet their payment obligations under the mortgage loans, which may result in significant losses, including shortfalls in distributions of interest and/or principal to the holders of the certificates. See “Risk Factors—Special Risks—Current Coronavirus Pandemic Has Adversely Affected the Global Economy and Will Likely Adversely Affect the Performance of the Mortgage Loans” in the Preliminary Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—	The real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have from time to time experienced significant dislocations, illiquidity and volatility. We cannot assure you that another dislocation in the CMBS market will not occur.

■	The Certificates May Not Be A Suitable Investment for You

—	The certificates are not suitable investments for all investors. In particular, you should not purchase any class of certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the certificates.

—	An investment in the certificates involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans, the mortgaged properties and the certificates.

■	The Certificates Are Limited Obligations

—	The certificates, when issued, will only represent ownership interests in the issuing entity. The certificates will not represent an interest in, or obligation of, and will not be guaranteed by, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—	The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Preliminary Prospectus. Payments on the certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Mortgage Loans Are Non-Recourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—	Investors should treat each mortgage loan as a non-recourse loan. If a default occurs, recourse generally may be had only against the specific mortgaged properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity or anticipated repayment date is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—	Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the certificates will develop. In addition, the ability of the underwriters to make a market in the offered certificates may be impacted by changes in any regulatory requirements applicable to the marketing, holding and selling of, and issuing quotations with respect to, the offered certificates and other CMBS generally (including, without limitation, the application of Rule 15c2-11 under the Securities Exchange Act of 1934, as amended, to the publication or submission of quotations, directly or indirectly, in any quotation medium by a broker or dealer for securities such as the offered certificates).

—	The market value of the certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—	We make no representation as to the proper characterization of the Certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the Certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the Certificates for such purposes or under such restrictions. We note that changes in federal banking and securities laws and other laws and regulations may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets including the CMBS market. While the general effects of such changes are uncertain, regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the Certificates who are not subject to those provisions to resell their Certificates in the secondary market. For example:

—	Investors should be aware, and in some cases are required to be aware, of the investor diligence requirements that apply in the European Union (the “EU Due Diligence Requirements”) under the EU Securitization Regulation, and in the UK (the “UK Due Diligence Requirements”) under the UK Securitization Regulation, in addition to any other regulatory requirements that are (or may become) applicable to them and/or with respect to their investment in the Certificates.

—	The EU Due Diligence Requirements apply to “institutional investors” (as defined in the EU Securitization Regulation), being (subject to certain conditions and exceptions) (a) institutions for occupational retirement provision; (b) credit institutions (as defined in Regulation (EU) No 575/2013, as amended (the “CRR”)); (c) alternative investment fund managers who manage and/or market alternative investment funds in the European Union; (d) investment firms (as defined in the CRR); (e) insurance and reinsurance undertakings; and (f) management companies of UCITS funds (or internally managed UCITS) and the EU Due Diligence Requirements apply also to certain consolidated affiliates of such credit institutions and investment firms. Each such institutional investor and each relevant affiliate is referred to herein as an “EU Institutional Investor”.

—	The UK Due Diligence Requirements apply to “institutional investors” (as defined in the UK Securitization Regulation) being (subject to certain conditions and exceptions): (a) insurance undertakings and reinsurance undertakings as defined in the FSMA; (b) occupational pension schemes as defined in the Pension Schemes Act 1993 that have their main administration in the UK, and certain fund managers of such schemes; (c) alternative investment fund managers as defined in the Alternative Investment Fund Managers Regulations 2013 which market or manage alternative investment funds in the UK; (d) UCITS as defined in the FSMA, which are authorized open ended investment companies as defined in the FSMA, and management companies as defined in the FSMA; and (e) CRR firms as defined in Regulation (EU) No 575/2013 as it forms part of UK domestic law by virtue of the EUWA; and the UK Due Diligence Requirements apply also to certain consolidated affiliates of such CRR firms. Each such institutional investor and each relevant affiliate is referred to herein as a “UK Institutional Investor.”

—	EU Institutional Investors and UK Institutional Investors are referred to together as “Institutional Investors.” EU Securitization Regulation and UK Securitization Regulation are each a “Securitization Regulation” and EU Due Diligence Requirements and UK Due Diligence Requirements are each “Due Diligence Requirements”, and a reference to the “applicable Securitization Regulation” or “applicable Due Diligence Requirements” means, in relation to an Institutional Investor, as the case may be, the Securitization Regulation or the Due Diligence Requirements to which such Institutional Investor is subject. In addition, for the purpose of the following paragraph, a reference to a “third country” means (i) in respect of an EU Institutional Investor and the EU Securitization Regulation, a country other than an EU member state, or (ii) in respect of a UK Institutional Investor and the UK Securitization Regulation, a country other than the UK.

—	The applicable Due Diligence Requirements restrict an Institutional Investor from investing in a securitization unless: (a) in each case, it has verified that the originator, sponsor or original lender will retain, on an ongoing basis, a material net economic interest of not less than five percent in the securitization determined in accordance with Article 6 of the applicable Securitization Regulation, and the risk retention is disclosed to the Institutional Investor (the “Risk Retention Requirements”); (b) in the case of an EU Institutional Investor, it has verified that the originator, sponsor or SSPE has, where applicable, made available the information required by Article 7 of the EU Securitization Regulation (the “EU Transparency Requirements”) in accordance with the frequency and modalities provided for thereunder; (c) in the case of a UK Institutional Investor, it has verified that the originator, sponsor or securitization special purpose entity (i) if established in the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

UK, has, where applicable, made available the information required by Article 7 of the UK Securitization Regulation (the “UK Transparency Requirements”) in accordance with the frequency and modalities provided for thereunder; (ii) if established in a third country has, where applicable, made available information which is substantially the same as that which it would have made available under the UK Transparency Requirements if it had been established in the UK, and has done so with such frequency and modalities as are substantially the same as those with which it would have made information available if it had been established in the UK; and (d) in each case, it has verified that, where the originator or original lender either (i) is not a credit institution or an investment firm (each as defined in the applicable Securitization Regulation) or (ii) is established in a third country, the originator or original lender grants all the credits giving rise to the underlying exposures on the basis of sound and well-defined criteria and clearly established processes for approving, amending, renewing and financing those credits and has effective systems in place to apply those criteria and processes in order to ensure that credit-granting is based on a thorough assessment of the obligor’s creditworthiness.

—	The applicable Due Diligence Requirements further require that an Institutional Investor carry out a due diligence assessment which enables it to assess the risks involved prior to investing, including but not limited to the risk characteristics of the individual investment position and the underlying assets and all the structural features of the securitization that can materially impact the performance of the investment. In addition, pursuant to the applicable Securitization Regulation, while holding an exposure to a securitization, an Institutional Investor is subject to various monitoring obligations in relation to such exposure, including but not limited to: (i) establishing appropriate written procedures to monitor compliance with the due diligence requirements and the performance of the investment and of the underlying assets; (ii) performing stress tests on the cash flows and collateral values supporting the underlying assets; (iii) ensuring internal reporting to its management body; and (iv) being able to demonstrate to its competent authorities, upon request, that it has a comprehensive and thorough understanding of the investment and underlying assets and that it has implemented written policies and procedures for the risk management and as otherwise required by the applicable Securitization Regulation.

—	Failure on the part of an Institutional Investor to comply with the applicable Due Diligence Requirements may result in various penalties including, in the case of those investors subject to regulatory capital requirements, the imposition of a punitive capital charge in respect of the investment in the securitization acquired by the relevant investor. Aspects of the requirements and what is or will be required to demonstrate compliance to national regulators remain unclear. Prospective investors should make themselves aware of the applicable Due Diligence Requirements described above (and any corresponding implementing rules of their regulator), where applicable to them, in addition to any other applicable regulatory requirements with respect to their investment in the Certificates.

—	None of the sponsors, depositor nor any other party to the transaction described in the Preliminary Prospectus intends to retain a material net economic interest in the securitization constituted by the issuance of the Certificates in a manner that would satisfy the either of the Risk Retention Requirements or to take any other action that may be required by Institutional Investors for the purposes of their compliance with any of the Due Diligence Requirements and no such person assumes (i) any obligation to so retain or take any such other action or (ii) any liability whatsoever in connection with any Certificateholder’s non-compliance with the applicable Due Diligence Requirements. Consequently, the Certificates are not a suitable investment for Institutional Investors. As a result, a Certificateholder’s ability to transfer its Certificates or the price it may receive upon its sale of Certificates, may be adversely affected.

—	Changes in federal banking and securities laws, including those resulting from the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in the United States, may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets. In particular, capital regulations issued by the U.S. banking regulators in 2013 implement the increased capital requirements established under the Basel Accord and are being phased in over time. These capital regulations eliminate reliance on credit ratings and otherwise alter, and in most cases increase, the capital requirements imposed on depository institutions and their holding companies, including with respect to ownership of asset-backed securities such as CMBS. Further changes in capital requirements have been announced by the Basel Committee on Banking Supervision and it is uncertain when such changes will be implemented in the United States. When fully implemented in the United States, these changes may have an adverse effect with respect to investments in asset-backed securities, including CMBS. As a result of these regulations, investments in CMBS such as the Certificates by financial institutions subject to bank capital regulations may result in greater capital charges to these financial institutions and these new regulations may otherwise adversely affect the treatment of CMBS for their regulatory capital purposes.

—	Section 619 of the Dodd Frank Act (such statutory provision together with the implementing regulations, the “Volcker Rule”) generally prohibits “banking entities” (which is broadly defined to include U.S. banks and bank holding companies and many non-U.S. banking entities, together with their respective subsidiaries and other affiliates) from (i) engaging in proprietary trading, (ii) acquiring or retaining an ownership interest in or sponsoring a “covered fund” and (iii) entering into certain relationships with such funds. Under the Volcker Rule, unless otherwise jointly determined otherwise by specified federal regulators, a “covered fund” does not include an issuer that may rely on an exclusion or exemption from the definition of “investment company” under the Investment Company Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act.

—	The issuing entity will be relying on an exclusion or exemption under the Investment Company Act contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. Accordingly, the issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule. The general effects of the Volcker Rule remain uncertain. Any prospective investor in the certificates, including a U.S. or foreign bank or a subsidiary or other bank affiliate, should consult its own legal advisors regarding such matters and other effects of the Volcker Rule.

—	The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the issuing entity as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

—	In addition, compliance with legal requirements, such as the credit risk retention regulations under the Dodd-Frank Act, could cause commercial real estate lenders to tighten their lending standards and reduce the availability of debt financing for commercial real estate borrowers. This, in turn, may adversely affect the borrower’s ability to refinance the mortgage loan or sell the mortgaged property on the maturity date. We cannot assure you that the borrower will be able to generate sufficient cash from the sale or refinancing of the mortgaged property to make the balloon payment on the mortgage loan.

—	Further changes in federal banking and securities laws and other laws and regulations may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets (including the CMBS market) and may have adverse effect on the liquidity, market value and regulatory characteristics of the offered certificates.

—	Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal, accounting and other advisors in determining whether, and to what extent, the offered certificates will constitute legal investments for them or are subject to investment or other restrictions, unfavorable accounting treatment, capital charges or reserve requirements. See “Legal Investment” in the Preliminary Prospectus.

—	In addition, this transaction is structured to comply with the Credit Risk Retention Rules as and to the extent set forth under “Credit Risk Retention” in the Preliminary Prospectus. We cannot assure you that the retaining sponsor will at times satisfy such credit risk retention requirements. At this time, it is unclear what effect a failure of the retaining sponsor to be in compliance with the Credit Risk Retention Rules at any time will have on the certificateholders or the market value or liquidity of the certificates.

■	Risks of Commercial and Multifamily Lending Generally

—	The repayment of the mortgage loans in the pool (or related whole loans) will be dependent upon the ability of the related mortgaged properties to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—	The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—	A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity or Anticipated Repayment Date

—	Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date or anticipated repayment date, as applicable, involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the loan at that time. A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date or anticipated repayment date, as applicable, typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—	We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans. For this purpose, principal payments include both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from the application of loan reserves, property releases, casualty or condemnation, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a companion loan holder or mezzanine lender (if any) pursuant to a purchase option or sales of defaulted mortgage loans.

■	Your Yield May Be Affected by Defaults, Prepayments and Other Factors

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

■	The Sponsors May Not Make Required Repurchases or Substitutions of Defective Mortgage Loans or Pay Any Loss of Value Payment Sufficient to Cover All Losses on a Defective Mortgage Loan

—	Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty of such sponsor or a material document deficiency. We cannot assure you that a sponsor will repurchase or substitute any mortgage loan sold by it in connection with either a material breach of such sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—	There may be (and there may exist from time to time) pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders and the RR interest owner if borrowers must use property income to pay judgments or litigation costs. We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—	Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—	Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is,” “as stabilized” or other values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” or other values may not be the values of the related mortgaged properties prior to or at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—	The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—	Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—	Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—	Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA or JPMCB

—	In the event of the bankruptcy or insolvency of an originator, a sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA, an originator and the parent entity of Goldman Sachs Mortgage Company (“GSMC”), or JPMorgan Bank, National Association (“JPMCB”), an originator, it is possible that the issuing entity’s right to payment from or ownership of certain of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—	The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfers of the applicable mortgage loans by the sponsors to the depositor is not expected to qualify for the FDIC Safe Harbor. However, the transfers of the applicable mortgage loans by GSMC, Citi Real Estate Funding Inc. and German American Capital Corporation are not transfers by a bank, and in any event, the FDIC Safe Harbor is non-exclusive. Additionally, in the case of GS Bank, each sponsor and the depositor, an opinion of counsel will be rendered on the Closing Date, based on certain facts and assumptions and subject to certain qualifications, to the effect that the transfers of the applicable mortgage loans by GS Bank to GSMC, a sponsor to the depositor and by the depositor to the issuing entity would generally be respected as a sale in the event of a bankruptcy or insolvency of GS Bank, a sponsor or the depositor, as applicable. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, the Asset Representations Reviewer, the Directing Holders, the Non-Serviced Whole Loans Directing Holder, Non-Serviced Whole Loan Controlling Noteholders Serviced Companion Loan Holders and any Mezzanine Lenders

—	The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, the applicable Directing Holder, the directing holder for the non-serviced whole loans under the related Controlling PSA, the holder of a control note with respect to non-serviced whole loan or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, the applicable Directing Holder, the directing holder for the non-serviced whole loans under the related Controlling PSA, the holder of a control note with respect to non-serviced whole loan or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—	The anticipated initial investor in the Class F, Class G and Class H certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

—	The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, one of the sponsors and an initial risk retention consultation party, Goldman Sachs Bank USA, one of the originators and the initial RR interest owner, and Goldman Sachs & Co. LLC, one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates. A completed offering would reduce the originators’ exposure to the mortgage loans, except to the extent that any originator (or its “majority-owned affiliate” as defined in the Credit Risk Retention Rules) is expected to hold the VRR interest as described in “Credit Risk Retention” in the Preliminary Prospectus. The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates. The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—	The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans. Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

—	The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders and the RR interest owner. The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—	The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Underwriter Entities hold or may hold companion loans and/or mezzanine loans related to a mortgage loan in this securitization. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—	If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates. Similarly, the expected VRR Interest Owners and the parties expected to be designated to consult with the special servicer on their behalf as the risk retention consultation parties are each affiliated with an Underwriter Entity.

—	In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

—	Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates represent ownership, directly or through a grantor trust, of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in offered certificates.

—	State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

■	Changes to REMIC Restrictions on Loan Modifications May Impact an Investment in the Certificates

—	The Internal Revenue Service (“IRS”) has issued guidance easing the tax requirements for a servicer to modify a commercial or multifamily mortgage loan held in a REMIC, including by permitting forbearances for borrowers experiencing a financial hardship due to the COVID-19 emergency. Accordingly, the special servicer may grant certain forbearances (and engage in related modifications) with respect to a mortgage loan in connection with the COVID-19 emergency, or engage in other modifications permitted by IRS guidance, which may impact the timing of payments and ultimate recovery on the mortgage loan, and likewise on one or more classes of certificates. The application of the IRS guidance expired on September 30, 2021 and it is unclear whether the IRS will issue new guidance or extend the application of such guidance, with possible retroactive effect, for forbearances granted after September 30, 2021.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.